                                                    Registration Nos. 811-06241
                                                                      333-121113

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM N-14

                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

[ ] Pre-Effective Amendment No.
                                ----

[X] Post-Effective Amendment No. 1
(Check appropriate Box or Boxes)

                             LOOMIS SAYLES FUNDS II
               (Exact Name of Registrant as Specified in Charter)

                                 (617) 449-2810
                        (Area Code and Telephone Number)

                399 Boylston Street, Boston, Massachusetts 02116
          (Address of Principal Executive Offices, including Zip Code)

                           Coleen Downs Dinneen, Esq.
                    IXIS Asset Management Distributors, L.P.
                               399 Boylston Street
                           Boston, Massachusetts 02116
                     (Name and address of agent for service)

                                    Copy to:
                               John M. Loder, Esq.
                                Ropes & Gray LLP
                             One International Place
                           Boston, Massachusetts 02110

   As soon as practicable after this Registration Statement becomes effective.
                 (Approximate Date of Proposed Public Offering)

                    CALCULATION OF REGISTRATION FEE UNDER THE
                             SECURITIES ACT OF 1933

Title of Securities Being Registered: Shares of beneficial interest, no par value, of Loomis Sayles Limited Term Government and Agency Fund.

The Registrant has registered an indefinite amount of its shares of beneficial interest under the Securities Act of 1933, pursuant to Rule 24f-2 under the Investment Company Act of 1940. No filing fee is due because of reliance on
Section 24(f).

It is proposed that this filing will become effective immediately upon filing pursuant to Rule 485(b).

[LOGO] CDC NvestFunds(SM)

January 18, 2005

Dear Shareholder:

The enclosed prospectus/proxy statement provides detailed information about an important proposal for Loomis Sayles Government Securities Fund. The fund will hold a special meeting of shareholders on March 10, 2005 at 2:00 p.m. Eastern time, at the offices of IXIS Asset Management Advisors, L.P. ("IXIS Advisors"), 399 Boylston Street, 10th Floor, Boston, Massachusetts 02116, an affiliate of Loomis, Sayles & Company, L.P. ("Loomis Sayles"), the investment adviser of the Loomis Sayles Government Securities Fund. A formal Notice of Special Meeting of Shareholders is enclosed, followed by a prospectus/proxy statement that explains in more detail the proposal to be considered. Please refer to the "Questions and Answers" section of the prospectus/proxy statement for an overview of the proposed changes. We've summarized some important facts here. Reading this letter completely may make your review of the prospectus/proxy statement easier.

Q: What is the proposal?      You are being asked to approve the merger of
                              Loomis Sayles Government Securities Fund into
                              Loomis Sayles Limited Term Government and Agency
                              Fund. If the merger is approved, you will receive corresponding shares of Loomis Sayles Limited Term
                              Government and Agency Fund.

Q: Why is this change being   The proposed merger of Loomis Sayles Government
   proposed and what does     Securities Fund into Loomis Sayles Limited Term
   it mean to me?             Government and Agency Fund seeks to provide
                              shareholders of Loomis Sayles Government
                              Securities Fund with an opportunity to invest in a larger combined fund that Loomis Sayles and IXIS
                              Advisors believe has better prospects for long-term growth. Here are some of the advantages of this merger:

                              Lower expenses and better growth prospects.
                              Shareholders of the Loomis Sayles Government
                              Securities Fund are expected to experience lower expenses after the merger. Additionally, Loomis Sayles and IXIS Advisors believe that the Loomis Sayles Limited Term Government and Agency Fund has better prospects for growth, which may result in economies of scale and decreased fund expenses.

                              Same level of service. As a shareholder of Loomis Sayles Limited Term Government and Agency Fund, you will continue to enjoy the same services you currently receive as a Loomis Sayles Government Securities Fund shareholder. These services include automatic investment options and a variety of ways to access your investment.

                              Continued investment in CDC Nvest Funds. If the acquisition is approved, Loomis Sayles Government Securities Fund shareholders will keep their investment in the CDC Nvest Funds family - as well as the benefit of exchange privileges.

                                                                  (Over, please)

--------------------------------------------------------------------------------
    IXIS Asset Management Distributors, L.P. . 399 Boylston Street . Boston,
                               Massachusetts 02116
                              www.cdcnvestfunds.com

Q: What are some of the       Both funds invest primarily in securities issued
   differences in the         or guaranteed by the U.S. government, its
   principal investment       agencies, or instrumentalities. However, the
   strategies of both         Loomis Sayles Government Securities Fund generally
   funds?                     seeks securities with an average maturity of ten
                              years or more, while the Loomis Sayles Limited
                              Term Government and Agency Fund generally seeks securities with an effective duration range of two to four years. Please review the enclosed prospectus/proxy statement for a more complete comparison of the investment goals, strategies, and policies of Loomis Sayles Limited Term
                              Government and Agency Fund and Loomis Sayles
                              Government Securities Fund.

Q: Who are the portfolio      Loomis Sayles Limited Term Government and Agency
   managers of the Loomis     Fund is managed by the same experienced team as
   Sayles Limited Term        Loomis Sayles Government Securities Fund. The
   Government and Agency      managers, John Hyll and Clifton Rowe, CFA, have
   Fund?                      nearly 35 years of combined investment experience.

Q: Who will bear the costs    The expenses related to the meeting and the
   of this meeting?           solicitation of proxies will be borne by IXIS
                              Asset Management Advisors, L.P., and its affiliates, not by the Loomis Sayles Government
                              Securities Fund.

Q: What are the tax           The acquisition of Loomis Sayles Government
   implications?              Securities Fund is expected to be tax-free to
                              shareholders for federal income tax purposes. No gain or loss is expected to be realized by the fund or any shareholders as a result of this change.

Remember - your vote counts

Your vote is extremely important, regardless of the number of shares you own. Please vote your shares whether or not you plan to attend the meeting. Alamo Direct, a professional proxy solicitation firm, has been retained to assist shareholders in the voting process. As the date of the meeting approaches, if we have not yet received your vote, you may receive a telephone call from Alamo Direct reminding you to exercise your right to vote.

Vote on the Internet or by toll-free telephone - it's your choice

You may vote simply by returning the enclosed proxy card. A self-addressed, postage-paid envelope has been enclosed for your convenience. You may also vote via the Internet or by calling the toll-free number from a touch-tone telephone. Please see your proxy card for more information and voting instructions. If you do vote electronically, you do not need to mail your proxy card. However, if you want to change your vote, you may do so using the proxy card, telephone, or Internet.

Thank you for your cooperation in voting on this important proposal. Please take a few moments to review the details of the proposal. If you have any questions regarding the prospectus/proxy statement, please call your financial advisor, or call CDC Nvest Funds at 800-225-5478.

Sincerely,


/s/ John T. Hailer
------------------------
John T. Hailer
President

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD MARCH 10, 2005

                            CDC NVEST FUNDS TRUST I
                   Loomis Sayles Government Securities Fund

   NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the "Meeting") of Loomis Sayles Government Securities Fund will be held at 2:00 p.m. Eastern time on March 10, 2005 at the offices of IXIS Asset Management Advisors, L.P., 399 Boylston Street, 10th Floor, Boston, Massachusetts 02116, for the following purposes:

1. To consider the approval of an Agreement and Plan of Reorganization providing for the transfer of all of the assets of Loomis Sayles Government Securities Fund to, and the assumption of all of the liabilities of Loomis Sayles Government Securities Fund by, Loomis Sayles Limited Term Government and Agency Fund, a series of Loomis Sayles Funds II, in exchange for shares of the Loomis Sayles Limited Term Government and Agency Fund, and the distribution of such shares to the shareholders of Loomis Sayles Government Securities Fund in complete liquidation of Loomis Sayles Government Securities Fund.

2. To consider and act upon any other matters that properly come before the Meeting and any adjourned session of the Meeting.

   Shareholders of record at the close of business on January 18, 2005 are entitled to notice of and to vote at the Meeting and any adjourned session thereof.

                             By order of the Board of Trustees,

                             Coleen Downs Dinneen, Secretary

January 18, 2005

PLEASE RESPOND. YOUR VOTE IS IMPORTANT. PLEASE VOTE YOUR SHARES ON THE INTERNET, BY TELEPHONE OR COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING.

                          PROSPECTUS/PROXY STATEMENT

                               January 18, 2005

                 Acquisition of the Assets and Liabilities of
                   Loomis Sayles Government Securities Fund
                      a series of CDC Nvest Funds Trust I

                              399 Boylston Street
                          Boston, Massachusetts 02116
                                 800-225-5478

                       By and in Exchange for Shares of
             Loomis Sayles Limited Term Government and Agency Fund
                      a series of Loomis Sayles Funds II

                              399 Boylston Street
                          Boston, Massachusetts 02116
                                 800-225-5478

   This combined Prospectus/Proxy Statement (the "Prospectus/Proxy Statement") contains information you should know before voting on the proposed acquisition of Loomis Sayles Government Securities Fund (the "Government Securities Fund") by Loomis Sayles Limited Term Government and Agency Fund (the "Limited Term Fund" and, together with the Government Securities Fund, the "Funds") at a Special Meeting of Shareholders of the Government Securities Fund (the "Meeting"), which will be held at 2:00 p.m. Eastern time on March 10, 2005, at the offices of IXIS Asset Management Advisors, L.P. ("IXIS Advisors"), 399 Boylston Street, 10th Floor, Boston, Massachusetts 02116. Please read this Prospectus/Proxy Statement and keep it for future reference.

   The Proposal in this Prospectus/Proxy Statement relates to the acquisition of the Government Securities Fund by the Limited Term Fund (the "Acquisition"). The Funds are each registered open-end management investment companies. The investment goal of the Limited Term Fund is to seek high current return consistent with preservation of capital. The investment goal of the Government Securities Fund is to seek a high level of current income consistent with safety of principal by investing in U.S. government securities. If shareholders of the Government Securities Fund approve the Agreement and Plan of Reorganization relating to the Acquisition and the Acquisition occurs, the Government Securities Fund will transfer all of the assets and liabilities attributable to each class of its shares to the Limited Term Fund in exchange for shares of the same class of the Limited Term Fund with the same aggregate net asset value as the net asset value of the assets and liabilities transferred. After that exchange, shares of each class received by the Government Securities Fund will be distributed pro rata to its shareholders of the same class, and shareholders of the Government Securities Fund will become shareholders of the Limited Term Fund.

   The Trustees of CDC Nvest Funds Trust I ("Trust I"), who are also Trustees of Loomis Sayles Funds II (the "Loomis Sayles Trust" and, together with Trust I, the "Trusts"), have set January 18, 2005 as the record date (the "Record Date") for determining which shareholders of the Government Securities Fund are entitled to vote at the Meeting and any adjourned session thereof.

   The following documents have been filed with the Securities and Exchange Commission (the "SEC") and are incorporated in this Prospectus/Proxy Statement by reference:

 . The Class A, B and C Prospectus of the CDC Nvest Income Funds, which includes the Government Securities Fund, dated February 1, 2004, as supplemented on February 27, 2004, May 3, 2004, June 24, 2004, September 29, 2004, October 1, 2004 and November 23, 2004.

 . The Class Y Prospectus of the CDC Nvest Income Funds, which includes the
   Government Securities Fund, dated February 1, 2004, as supplemented on February 27, 2004, May 3, 2004, June 24, 2004, September 29, 2004,
   October 1, 2004 and November 23, 2004.

 . The Statement of Additional Information Parts I and II of the CDC Nvest
   Income Funds, which includes the Government Securities Fund, dated February 1, 2004, as supplemented on July 1, 2004 for Part I and May 3, 2004 and July 1, 2004 for Part II.

 . Management's discussion of Fund performance, the Report of Independent
   Auditors and financial statements included in the Annual Report to shareholders of the Government Securities Fund for the fiscal year ended September 30, 2004.

 . The Statement of Additional Information of Limited Term Fund dated January
   18, 2005, relating to the Acquisition described in this Prospectus/Proxy Statement.

   This Prospectus/Proxy Statement concisely sets forth information about the Limited Term Fund that a prospective investor ought to know before investing and should be retained for future reference. Each Fund has previously sent its Annual Report to its shareholders. For a free copy of these Reports or any of the documents listed above, you may call 800-225-5478 or you may write to either Fund at the address listed on the cover of this Prospectus/Proxy Statement. You may also obtain many of these documents by accessing your Fund's web site at www.cdcnvestfunds.com. Text-only versions of all the documents listed above can be viewed online or downloaded from the EDGAR database on the SEC's Internet site at www.sec.gov. You can review and copy information about the Funds by visiting the Public Reference Room, U.S. Securities and Exchange Commission, Washington, DC 20549-0102 or the regional offices of the SEC located at

233 Broadway, New York, NY 10279 and 175 W. Jackson Boulevard, Suite 900, Chicago, IL 60604. You can obtain copies, upon payment of a duplicating fee, by sending an e-mail request to publicinfo@sec.gov, or by writing the Public Reference Room at its Washington, DC address above. Information on the operation of the Public Reference Room may be obtained by calling 202-942-8090.

   The SEC has not approved or disapproved these securities or determined if this Prospectus/Proxy Statement is truthful or complete. Any representation to the contrary is a criminal offense.

   Shares of the Limited Term Fund are not bank deposits and are not guaranteed, endorsed or insured by the Federal Deposit Insurance Corporation or any other government agency, and are subject to investment risks, including possible loss of the principal invested.

                               TABLE OF CONTENTS

       QUESTIONS AND ANSWERS........................................   5
       THE PROPOSAL.................................................  14
          The Proposal..............................................  14
          Principal Investment Risks................................  14
          Information about the Acquisition.........................  15
              Terms of the Agreement and Plan of Reorganization.....  15
              Shares You Will Receive...............................  16
              Reasons for the Acquisition...........................  17
              Performance Information...............................  18
              Federal Income Tax Consequences.......................  20
              Declarations of Trust.................................  23
              Dividends and Distributions...........................  25
              Capitalization........................................  25
              Required Vote for the Proposal........................  26
       INFORMATION REGARDING VOTING AND CONDUCT OF
         MEETING....................................................  27
          Voting Information........................................  27
          Information About Proxies and the Conduct of the Meeting..  27
       OTHER INFORMATION............................................  29
          Appendix A................................................ A-1
          Appendix B................................................ B-1
          Appendix C................................................ C-1
          Appendix D................................................ D-1
          Appendix E................................................ E-1

                             QUESTIONS AND ANSWERS

The following questions and answers provide an overview of key features of the Acquisition and of the information contained in this Prospectus/Proxy Statement. Please review the full Prospectus/Proxy Statement prior to submitting your vote.

1. What is being proposed?

   The Trustees of Trust I are recommending that shareholders approve the acquisition of the Government Securities Fund by the Limited Term Fund. This means that the Limited Term Fund would acquire all of the assets and assume all the liabilities of the Government Securities Fund in exchange for shares of the Limited Term Fund. If the Acquisition is approved and consummated, you will receive shares of Limited Term Fund of the same class and with an aggregate net asset value equal to the aggregate net asset value of your Government Securities Fund shares as of the closing of the Acquisition. The Acquisition is currently scheduled to take place on or around March 18, 2005, or on such other date as the Trusts may agree.

   Please note that if shareholders of the Government Securities Fund do not approve the Acquisition, the Trustees of the Trusts may take such further action, potentially including the liquidation of the Government Securities Fund, as they may deem to be in the best interests of the Government Securities Fund.

2. Why is the Acquisition being proposed?

   Loomis, Sayles & Company, L.P. ("Loomis Sayles"), the investment adviser to each Fund, and IXIS Advisors, the advisory administrator for the Government Securities Fund and an affiliate of Loomis Sayles, are proposing the Acquisition to enable shareholders of the Government Securities Fund to invest in a larger combined fund which Loomis Sayles and IXIS Advisors believe has better long-term growth prospects. The Trustees of Trust I recommend approval of the Acquisition because of the advantages that Loomis Sayles and IXIS Advisors believe the Acquisition will offer to shareholders of the Government Securities Fund. These advantages include the following:

 . Lower expenses. Shareholders of the Government Securities Fund are expected to experience lower expenses after the Acquisition.

 . Sales trends. Loomis Sayles and IXIS Advisors believe the Government
   Securities Fund has not achieved sufficient sales growth and is not expected to do so in the near future and that the combined fund would be better positioned to achieve long-term viability.

 . Good performance. The Limited Term Fund has a better performance record relative to its Morningstar peer group than the Government Securities Fund has relative to its Morningstar peer group. Loomis Sayles and IXIS Advisors believe that the better relative performance of the Limited Term Fund should result in better opportunities for Fund sales.

 . Same level of shareholder services. Government Securities Fund shareholders will continue to enjoy the same shareholder services as shareholders of the Limited Term Fund as they currently enjoy as Government Securities Fund shareholders.

 . Continued availability of the CDC Nvest Funds. The proposed Acquisition will permit Government Securities Fund shareholders to keep their investment in an open-end mutual fund with exchange privileges with the mutual funds comprising the CDC Nvest Funds family.

   Please review "Information about the Acquisition - Reasons for the Acquisition" in the Proposal section of this Prospectus/Proxy Statement for more information regarding the factors considered by the Trustees of the Trusts.

3. How do the advisory arrangements, investment goals, strategies and policies of the Government Securities Fund and the Limited Term Fund compare?

   Although the investment goal and principal investment strategies of the Government Securities Fund are generally similar to those of the Limited Term Fund, there are differences. For example, although each Fund invests (under normal market conditions) at least 80% of its net assets in investments issued or guaranteed by the U.S. government, its agencies or instrumentalities, only the Government Securities Fund has a policy of not investing more than 20% of its net assets in securities that are not backed by the full faith and credit of the U.S. government. Each Fund follows a total return oriented investment approach, though the Government Securities Fund seeks securities with an average maturity of 10 years or more while the Limited Term Fund seeks securities with an effective duration range of two to four years. Please see the table below for more information comparing the investment goals and strategies of the Funds.

   This table shows the investment goal and principal investment strategies of each Fund. For more detail on the investment goals, strategies and policies of the Government Securities Fund and the Limited Term Fund, see the Government Securities Fund's prospectuses and Appendix A, respectively.

             Government Securities Fund         Limited Term Fund
         -------------------------------------------------------------
         Investment Goal: Seeks a high       Investment Goal: Seeks a
         level of current income consistent  high cur-rent return
         with safety of principal by         consistent with
         investing in U.S. government        preservation of capital.
         securities.                         The Fund's investment
                                             goal may be changed
                                             without shareholder
                                             approval.
         -------------------------------------------------------------

             Government Securities Fund         Limited Term Fund
         -------------------------------------------------------------
         Principal Investment Strategies:    Principal Investment
         The Government Securities Fund      Strategies: The Limited
         seeks to achieve its investment     Term Fund seeks to
         goal as follows:                    achieve its investment
                                             goal as follows:
          . Under normal market conditions,
            the Fund invests at least 80%     . Under normal market
            of its net assets in                conditions, the Fund
            investments issued or               invests at least 80%
            guaranteed by the U.S.              of its net assets in
            government, its agencies or         investments issued or
            instrumentalities. In               guaranteed by the
            accordance with applicable          U.S. government, its
            Securities and Exchange             agencies or
            Commission requirements, the        instrumentalities. In
            Fund will notify shareholders       accordance with
            prior to any change to such         applicable Securities
            policy taking effect. The Fund      and Exchange
            will not invest more than 20%       Commission
            of its net assets (plus             requirements, the
            borrowings made for investment      Fund will notify
            purposes) in securities that        shareholders of any
            are not backed or guaranteed by     change to such policy
            the full faith and credit of        taking effect.
            the U.S. government.
                                              . Loomis Sayles follows
          . Loomis Sayles follows a total       a total return
            return oriented investment          oriented investment
            approach in selecting               approach in selecting
            securities for the Fund. It         securities for the
            seeks securities that give the      Fund. It seeks
            Fund's portfolio the following      securities that give
            characteristics, although these     the Fund's portfolio
            characteristics may change          the following
            depending on market conditions:     characteristics,
                                                although not all of
            . Average credit quality of         the securities
              "AAA" by Standard & Poor's        selected will have
              Ratings Group or "Aaa" by         these characteristics
              Moody's Investors Service,        and Loomis Sayles may
              Inc.                              look for other
                                                characteristics if
            . Average maturity of 10 years      market conditions
              or more.                          change:
         In selecting investments for the
         Fund's portfolio, Loomis Sayles        . Average credit
         employs the following strategies:        quality of "AAA" by
                                                  Standard & Poor's
          . Its research analysts work            Ratings Group
            closely with the Fund's               ("S&P") or "Aaa" by
            portfolio                             Moody's Investors
                                                  Service, Inc.
                                                  ("Moody's").

                                                . Effective duration
                                                  range of two to
                                                  four years.
                                             In selecting investments
                                             for the Fund, Loomis
                                             Sayles employs the
                                             following strategies:

                                              . Its research analysts
                                                work closely with the
                                                Fund's portfolio
                                                managers to develop
                                                an outlook on the
                                                economy from research
                                                produced
         -------------------------------------------------------------

             Government Securities Fund         Limited Term Fund
         -------------------------------------------------------------
           managers to develop an outlook      by various Wall Street
            on the economy from research        firms and specific
            produced by various Wall Street     forecasting services
            firms and specific forecasting      or from economic data
            services or from economic data      released by the U.S.
            released by the U.S. and            and foreign
            foreign governments as well as      governments as well
            the Federal Reserve Bank.           as the Federal
                                                Reserve Bank.
          . Next, the analysts conduct a
            through review of individual      . Next, the analysts
            securities to identify what         conduct a through
            they consider attractive values     review of individual
            in the U.S. government security     securities to
            marketplace. This value             identify what they
            analysis uses quantitative          consider attractive
            tools such as internal and          values in the U.S.
            external computer systems and       government security
            software.                           marketplace. This
                                                value analysis uses
          . Loomis Sayles seeks to balance      quantitative tools
            opportunities for yield and         such as internal and
            price performance by combining      external computer
            macroeconomic analysis with         systems and software.
            individual security selection.
            It will emphasize securities      . Loomis Sayles
            that tend to perform                continuously monitors
            particularly well in response       an issuer's
            to interest rate changes, such      creditworthiness to
            as U.S. Treasury securities in      assess whether the
            a declining interest rate           obligation remains an
            environment and mortgage-backed     appropriate
            or U.S. government agency           investment to the
            securities in a steady or           Fund.
            rising interest rate
            environment.                      . Loomis Sayles seeks
                                                to balance
          . Loomis Sayles seeks to maximize     opportunities for
            the opportunity for high yields     yield and price
            while taking into account the       performance by
            price volatility inherent in        combining
            bonds with longer maturities.       macroeconomic
                                                analysis with
         The Fund may also:                     individual security
                                                selection. It
          . Invest in zero-coupon bonds.        emphasizes securities
                                                that tend to perform
                                                particularly well in
                                                response to interest
                                                rate changes, such as
                                                U.S. Treasury
                                                securities in a
                                                declining interest
                                                rate environment and
                                                mortgage-backed or
                                                U.S. government
                                                agency securities in
                                                a steady or rising
                                                interest rate
                                                environment.

                                              . Loomis Sayles seeks
                                                to increase the
                                                opportunity for
                                                higher yields while
                                                maintaining the
                                                greater price
                                                stability that
                                                intermediate- term
                                                bonds have compared
                                                to bonds with longer
                                                maturities.
         -------------------------------------------------------------

               Government Securities
                        Fund               Limited Term Fund
              ---------------------------------------------------
               . Invest in              The Fund may also:
                 mortgage-related
                 securities, including   . Invest in
                 stripped securities       investment-grade
                 and mortgage dollar       corporate notes and
                 rolls.                    bonds (those rated
                                           BBB or higher by S&P
               . Invest in futures.        and Baa or higher by
                                           Moody's).
               . Engage in active and
                 frequent trading of     . Invest in zero-coupon
                 securities. Frequent      bonds.
                 trading may produce
                 high transaction        . Invest in foreign
                 costs and a high          bonds denominated in
                 level of taxable          U.S. dollars.
                 capital gains, which
                 may lower the Fund's    . Invest in
                 return.                   asset-backed
                                           securities (if rated
                                           AAA by S&P or Aaa by
                                           Moody's).

                                         . Invest in
                                           mortgage-related
                                           securities, including
                                           mortgage dollar rolls.

                                         . Invest in futures.
              ---------------------------------------------------

   The Government Securities Fund and Limited Term Fund generally are subject to similar fundamental investment restrictions. However, the Limited Term Fund is subject to certain fundamental policies to which the Government Securities Fund is not subject. Limited Term Fund may not: (1) purchase any securities (other than U.S. government securities) if, as a result, more than 25% of the Fund's total assets (taken at current value) would be invested in any one industry; and (2) purchase or sell real estate, although it may purchase securities of issuers that deal in real estate, securities that are secured by interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein. Unlike the Government Securities Fund, the Limited Term Fund also may make short sales, though it has no current intention of doing so. For a complete list of each Fund's investment policies and restrictions, see each Fund's Statement of Additional Information.

4. How do the risks of investing in the Government Securities Fund compare to the risks of investing in Limited Term Fund?

   Because the two Funds have similar investment goals and policies, they are subject to similar, although not identical, risks. To the extent that the Limited Term Fund invests a greater percentage of its assets in securities that are not backed by the full faith and credit of the U.S. government, it will be subject to greater credit risk. To the extent that the Government Securities Fund invests in securities with longer effective durations, it may be subject to a greater extent to interest rate risk. For a discussion of the principal risks associated with an investment in the Funds, please see "Principal Investment Risks" in the Proposal section of this Prospectus/Proxy Statement.

5. How do the management fees and expenses of the Funds compare and what are they estimated to be following the Acquisition?

   The following tables allow you to compare the management fees and expenses of the Government Securities Fund and the Limited Term Fund, and to analyze the estimated expenses that Loomis Sayles, the investment adviser to the Limited Term Fund, expects the combined fund to bear in the first year following the Acquisition.

   The shareholder fees presented below apply to shares of each Fund, and will apply to the combined fund after giving effect to the Acquisition. Shareholders of the Government Securities Fund will not pay additional sales charges as a result of the Acquisition, although contingent deferred sales charges ("CDSCs") will continue to apply. For purposes of determining the CDSC applicable to Government Securities Fund shareholders who become Limited Term Fund shareholders as a result of the Acquisition, the amount of time that the shareholder held his or her Government Securities Fund shares will be added (or "tacked") to the length of time the shareholder held Limited Term Fund shares acquired in the Acquisition.

   Annual Fund Operating Expenses are deducted from each Fund's assets. They include management and administration fees, Rule 12b-1 fees (if applicable) and administrative costs, including pricing and custody services. The Annual Fund Operating Expenses shown in the tables below represent expenses incurred by Government Securities Fund for its fiscal year ended September 30, 2004 and Limited Term Fund for its fiscal year ended September 30, 2004, restated to reflect current fees and expenses, and expenses that Loomis Sayles estimates the combined fund would have incurred during the twelve months ended September 30, 2004, after giving effect to the Acquisition on a pro forma basis assuming the Acquisition had occurred on October 1, 2003.

Shareholder Fees (For Both Funds)
(fees paid directly from your investment)

                               Government Securities Fund       Limited Term Fund
                                Class A    Class B Class Y  Class A    Class B Class Y
Maximum sales charge (load)
imposed on purchases (as a
percentage of the offering
price)/(1)(2)/                    4.50%      None   None      3.00%      None    None
--------------------------------------------------------------------------------------
Maximum deferred sales
charge (load) (as a percentage
of original purchase price or
redemption proceeds, as
applicable)/(2)/                1.00%/(3)/  5.00%   None    1.00%/(3)/  5.00%   1.00%
--------------------------------------------------------------------------------------
Redemption fee/(4)/              None        None   None     None        None    None

(1) A reduced sales charge on Class A shares may apply. See "How Sales Charges Are Calculated" in Appendix A.

(2) Does not apply to reinvested distributions.
(3) A 1.00% CDSC applies with respect to certain purchases of Class A shares greater than $1,000,000 that are redeemed within one year after purchase, but not to any other purchases or redemptions of Class A shares. See "How Sales Charges Are Calculated" in Appendix A.
(4) Generally, a transaction fee will be charged for expedited payment of redemption proceeds, such as by wire or overnight delivery.

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets, as a percentage of average daily net assets)

                             Government Securities Fund    Limited Term Fund*
                             Class A   Class B  Class Y Class A Class B  Class Y
 Management fees              0.55%      0.55%   0.55%   0.57%    0.57%   0.57%
 -------------------------------------------------------------------------------
 Distribution and/or service
 (12b-1) fees                 0.25%     1.00%**  0.00%   0.25%   1.00%**  0.00%
 -------------------------------------------------------------------------------
 Other expenses/1/            0.58%      0.58%   1.12%   0.40%    0.40%   0.61%
 -------------------------------------------------------------------------------
 Total annual fund operating
 expenses                     1.38%      2.13%   1.67%   1.22%    1.97%   1.18%
 -------------------------------------------------------------------------------

                                                   Limited Term Fund
                                                  (pro forma combined)
                                                  --------------------
                                                Class A Class B  Class Y
       Management fees/2/                        0.50%    0.50%   0.50%
       -----------------------------------------------------------------
       Distribution and/or service (12b-1) fees  0.25%   1.00%**  0.00%
       -----------------------------------------------------------------
       Other expenses/1/                         0.42%    0.42%   0.49%
       -----------------------------------------------------------------
       Total annual fund operating expenses      1.17%    1.92%   0.99%
       -----------------------------------------------------------------

* Expense information in the table has been restated to reflect current fees and expenses.
** Because of the higher Rule 12b-1 fees, long-term Class B shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the rules of the National Association of Securities Dealers, Inc.
1 Other expenses have been restated to reflect contractual changes to the transfer agency fees effective January 1, 2005.
2/ /Loomis Sayles has agreed that if the Acquisition is consummated it will reduce the advisory fee on the Limited Term Fund to 0.50%.

Expense Examples*
(your actual costs may be higher or lower)

   The following examples help you compare the cost of investing in the Government Securities Fund with the cost of investing in the Limited Term Fund, both for the fiscal years set forth above and on a pro forma basis, and also allow you to compare this with the cost of investing in other mutual funds. The examples, which are based on the expenses shown above, use the following hypothetical conditions:

 . $10,000 initial investment

 . 5% total return for each year

 . Each Fund's operating expenses remain the same; and

 . Assumes reinvestment of all dividends and distributions.

   Although your actual costs and returns may be higher or lower, the examples show what your costs would be based on these assumptions.

                                Government Securities Fund*
                               Class A    Class B    Class Y
                                        (1)    (2)
                    1 year.... $  584  $  716 $  216 $  170
                    3 years... $  867  $  967 $  667 $  526
                    5 years... $1,171  $1,344 $1,144 $  907
                    10 years** $2,033  $2,271 $2,271 $1,976

                                    Limited Term Fund*
                               Class A    Class B    Class Y
                                        (1)    (2)
                    1 year.... $  421  $  700 $  200 $  120
                    3 years... $  676  $  918 $  618 $  375
                    5 years... $  950  $1,262 $1,062 $  649
                    10 years** $1,733  $2,102 $2,102 $1,432

                                    Limited Term Fund*
                                   (pro forma combined)
                                   --------------------
                               Class A    Class B    Class Y
                                        (1)    (2)
                    1 year.... $  416  $  695 $  195 $  101
                    3 years... $  660  $  903 $  603 $  315
                    5 years... $  924  $1,237 $1,037 $  547
                    10 years** $1,678  $2,048 $2,048 $1,213

* The examples reflect contractual changes to the transfer agency fees effective January 1, 2005 (see footnote 1 above). The examples for the pro forma combined fund reflect a reduction in the advisory fee for the Limited Term Fund (see footnote 2 above).
** Class B shares automatically convert to Class A shares after 8 years;
   therefore, in years 9 and 10 Class B amounts are calculated using Class A expenses.
(1) Assumes redemption of shares at end of each period.
(2) Assumes no redemption of shares.

   Significant assumptions underlying the pro forma Annual Fund Operating Expenses and Expenses Examples are as follows: (1) certain duplicate costs involved in operating the Government Securities Fund will be eliminated as a result of the Acquisition and (2) expense ratios are based on pro forma combined average net assets for the twelve months ended September 30, 2004, assuming the Acquisition occurred on October 1, 2003.

6. What class of shares will you receive in Limited Term Fund if the Acquisition occurs?

   You will receive the same class of shares of Limited Term Fund that you currently own in the Government Securities Fund. These shares will have the same exchange rights, will bear the same CDSC upon redemption, and, in the case of Class B shares, will convert to Class A shares at the same time as your current shares. The shares will also have the same distribution, purchase and redemption procedures as your current shares. Please see Appendix A for more information about shares of Limited Term Fund.

7. Will you be permitted to redeem your shares prior to the Acquisition?

   You are not required to remain a shareholder of the Government Securities Fund until the Acquisition. Prior to the Acquisition, you may redeem your shares or exchange your shares for shares of the same class of other CDC Nvest Funds, as described and subject to the limitations in the current prospectuses of the Government Securities Fund or other CDC Nvest Funds. Please note that any redemptions will be subject to CDSCs, if applicable to your class of shares, and that both redemptions and exchanges may have negative tax consequences.

8. What are the federal income tax consequences of the Acquisition?

   The Acquisition is intended to be tax free to you for federal income tax purposes. This means that no gain or loss will be recognized by the Government Securities Fund, or any of its shareholders, directly as a result of the Acquisition. Furthermore, the aggregate federal tax basis of your Government Securities Fund shares will equal the aggregate federal tax basis of your new shares in Limited Term Fund, and your holding period in your new shares in Limited Term Fund will, for federal income tax purposes, include the time you held the Government Securities Fund shares you surrendered in the Acquisition if you held your Government Securities Fund shares as capital assets.

   Immediately prior to the Acquisition, the Government Securities Fund will declare and pay a distribution of all net investment company taxable income, if any, and net realized capital gains (after reduction by any available capital loss carryforwards), if any, to its shareholders.

   At any time prior to the Acquisition, a shareholder of the Government Securities Fund may redeem shares therein, likely resulting in the recognition of gain or loss to such shareholder for federal income tax purposes.

   The federal income tax consequences of the Acquisition are described in more detail below under "Federal Income Tax Consequences."

   THE PROPOSAL - ACQUISITION OF LOOMIS SAYLES GOVERNMENT SECURITIES FUND BY
             LOOMIS SAYLES LIMITED TERM GOVERNMENT AND AGENCY FUND

The Proposal

   You are being asked to approve an Agreement and Plan of Reorganization pursuant to which the Limited Term Fund will acquire the assets and assume the liabilities of the Government Securities Fund in exchange for shares of the Limited Term Fund. A form of Agreement and Plan of Reorganization is attached as Appendix B to this Prospectus/Proxy Statement. It is important to note that by approving the Agreement and Plan of Reorganization, you are also approving the Acquisition pursuant to the Agreement and Plan of Reorganization.

Principal Investment Risks

  What are the principal investment risks of the Limited Term Fund, and how do they compare with those of the Government Securities Fund?

   Because both Funds invest in fixed-income securities, they are each subject to the risks commonly associated with investing in fixed-income securities, which include credit risk, interest rate risk and liquidity risk. Generally, the value of fixed income securities rises when prevailing interest rates fall and falls when interest rates rise. Thus, you may lose money on your investment due to unpredictable drops in a security's value or period of below average performance in a given security or in the securities markets as a whole. The principal investment risks of the Funds also include the particular risks associated with investing in agency securities. Agencies of the U.S. government are guaranteed as to the payment of principal and interest but are not backed by the full faith and credit of the U.S. government, therefore, an event affecting the guaranteeing entity could adversely affect the payment of principal or interest or both of the security. Both Funds bear the risk of investment in mortgage-related securities, which are subject to prepayment risk of receiving a lower yield than the prepaid obligations and thus the Funds may incur a loss when there is a prepayment of securities that were purchased at a premium. Both Funds are also subject to derivatives risk. Even a small investment in derivatives (which includes futures) may give rise to leverage risk, and can have a significant impact on the Funds' exposure to stock market values, interest rates or the currency exchange rate. In addition, the Limited Term Fund may invest in foreign bonds denominated in U.S. dollars, which may be more volatile than U.S. securities and carry greater political, economic and information risks.

   For more information about the principal investment risks of the Limited Term Fund, please see Appendix A. The actual risks of investing in each Fund depend on the securities held in each Fund's portfolio and on market conditions, both of which change over time.

Information about the Acquisition

  Terms of the Agreement and Plan of Reorganization

   If approved by the shareholders of the Government Securities Fund, the Acquisition is expected to occur on or around March 18, 2005, or on such other date as the Trusts may agree, pursuant to the Agreement and Plan of Reorganization, a form of which is attached as Appendix B to this Prospectus/Proxy Statement. Please review Appendix B. The following discussion of the principal terms of the Agreement and Plan of Reorganization is only a summary and is qualified in its entirety by reference to the full text of the Agreement and Plan of Reorganization, the form of which is attached as Appendix B to this Prospectus/Proxy Statement:

 . The Government Securities Fund will transfer all of its assets and liabilities attributable to each class of its shares to the Limited Term Fund in exchange for shares of the same class of the Limited Term Fund with an aggregate net asset value equal to the net asset value of the transferred assets and liabilities.

 . The Acquisition will occur immediately after the time (currently scheduled to be 4:00 p.m. Eastern time on March 18, 2005, or such other date and time as the parties may determine) when the assets of the Government Securities Fund are valued for purposes of the Acquisition.

 . The shares of each class of the Limited Term Fund received by the Government
   Securities Fund will be distributed to the shareholders of the same class of the Government Securities Fund pro rata in accordance with their percentage ownership of the Government Securities Fund in full liquidation of the Government Securities Fund.

 . After the Acquisition, the Government Securities Fund will be terminated, and its affairs will be wound up in an orderly fashion.

 . The Acquisition requires approval by the Government Securities Fund's shareholders and satisfaction of a number of other conditions. In addition, the Acquisition may be terminated at any time by mutual consent of the Trustees on behalf of each Fund. Shareholders of the Limited Term Fund are not being asked to approve the Acquisition.

   Shareholders who object to the Acquisition will not be entitled under Massachusetts law or the Declaration of Trust of Trust I to demand payment for, or an appraisal of, their shares. However, shareholders should be aware that the Acquisition as proposed is not expected to result in recognition of gain or loss to shareholders for federal income tax purposes and that, if the Acquisition is consummated, shareholders will be free to redeem the shares which they receive in the transaction at their then-current net asset value, less any applicable CDSC. In addition, shares may be redeemed at any time prior to the consummation of the Acquisition, subject to any applicable CDSC.

   All legal and accounting fees and expenses, printing and other fees and expenses incurred in connection with the consummation of the Acquisition will be borne by IXIS Advisors and/or its affiliates, and not by the Funds. The Limited Term Fund will pay all governmental fees required in connection with the registration or qualification of its fund shares issued in connection with the Acquisition under applicable state and federal laws. The SEC registration fees incurred by the Limited Term Fund will be calculated based on the dollar value of the shares issued in the Acquisition. The Funds will bear any portfolio transaction costs (such as brokerage commissions and transfer taxes) incurred by them in connection with selling securities held by the Government Securities Fund and purchasing securities to be held by the combined fund. These transaction costs are currently estimated to be $15,000. To the extent these transactions occur before the Acquisition, these costs will be borne by the Acquired Fund; to the extent they occur after, they will be borne by the combined fund. In addition, these transactions may cause the combined fund to realize capital gains or losses after the exchange date. Notwithstanding the foregoing, expenses will in any event be paid by the party directly incurring such expense if and to the extent that the payment by any other party of such expenses would result in the disqualification of the first party as a "regulated investment company" within the meaning of Section 851 of the Internal Revenue Code of 1986, as amended (the "Code").

  Shares You Will Receive

   If the Acquisition occurs, you will receive shares in the Limited Term Fund of the same class as the shares you currently own in the Government Securities Fund. The shares you receive will have the following characteristics:

 . The shares you receive will have an aggregate net asset value equal to the aggregate net asset value of your current shares as of the closing of the Acquisition.

 . The shares you receive will bear the same sales charges and CDSCs as your current shares to the extent such charges apply. For purposes of determining the CDSC applicable to any redemption and for determining the conversion of Class B shares to Class A shares, if applicable, the Limited Term Fund shares you receive will have the same age characteristics as your Government Securities Fund shares.

 . The procedures for buying and selling your shares will not change as a result of the Acquisition.

 . You will have the same exchange options that you currently have.

 . You will have similar voting rights as you currently have, but as a shareholder of the Limited Term Fund, a series of Loomis Sayles Trust. For more information on your voting rights as a Limited Term Fund shareholder, see the section "Declarations of Trust."

   Information concerning the capitalization of each of the Government Securities Fund and the Limited Term Fund is provided below under "Capitalization."

  Reasons for the Acquisition

   The Trustees of Trust I, including all Trustees who are not "interested persons" of the Trust (the "Independent Trustees"), have determined that the Acquisition would be in the best interests of the Government Securities Fund and the Government Securities Fund's shareholders, and that the interests of existing shareholders of the Government Securities Fund would not be diluted as a result of the Acquisition. The Trustees (including the Independent Trustees) have unanimously approved the Acquisition and recommend that you vote in favor of the Acquisition by approving the Agreement and Plan of Reorganization, a form of which is attached as Appendix B to this Prospectus/Proxy Statement. Each shareholder should carefully consider whether remaining a shareholder of the Limited Term Fund after the Acquisition is consistent with that shareholder's financial needs and circumstances.

   In proposing the Acquisition, IXIS Advisors presented to the Trustees, at a meeting held on November 19, 2004, the following reasons for the Government Securities Fund to enter into the Acquisition:

 . The Acquisition is intended to permit the Government Securities Fund's shareholders to exchange their investment for a similar mutual fund with better returns relative to its peer group.

 . Over the past several years, the Government Securities Fund has not been able to achieve significant net sales to maintain long-term viability and is not expected to do so in the near future. Loomis Sayles and IXIS Advisors' believe that the Limited Term Fund has better prospects for growth, which may result in economies of scale and decreased Fund expenses.

 . Based on pro forma estimates as of September 30, 2004, shareholders of the Government Securities Fund are expected to experience lower expenses after the Acquisition.

 . Government Securities Fund shareholders will continue to enjoy the same shareholder services as shareholders of the Limited Term Fund as they currently enjoy as Government Securities Fund shareholders.

 . Shareholders of the Government Securities Fund who do not wish to become shareholders of the Limited Term Fund may redeem their shares in the Government Securities Fund in taxable transactions prior to the Acquisition.

 . The Trustees considered the tax consequences of the Acquisition on the Funds and their respective shareholders, including, in particular, the historical and pro forma tax attributes of the Limited Term Fund and the Government Securities Fund and the effect of the Acquisition on certain tax losses of the Funds (see "Federal Income Tax Consequences" below). Based on estimates as of August 31, 2004, the combined fund is expected to have more net losses
   (assuming recognition of each Fund's pre-merger gains) with which to offset future gains than the Government Securities Fund would have had before the Acquisition, both in terms of the dollar amount of available losses and as a percentage of net assets.

   The Trustees were also presented with information comparing the Funds, including information about the management of the Funds, information about the differences in the Funds' investment goals, policies and strategies and performance information.

  Performance Information

   The first bar chart shows the percentage gain or loss for Class A shares of the Government Securities Fund in each of the last ten calendar years and the second bar chart shows the percentage gain or loss for Class A shares of the Limited Term Fund for each of the last ten calendar years. The returns for Classes B and Y shares differ to the extent their respective expenses differ. The bar charts should give you a general idea of how each Fund's return has varied from year to year. The bar charts include the effects of Fund expenses, but not sales charges. Returns would be lower if applicable sales charges were included. The calculations of total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment date. Past performance is not necessarily an indication of future results.

   Additional discussion of the manner of calculation of total return is contained in the Statement of Additional Information relating to the Acquisition, which is incorporated by reference in this Prospectus/Proxy Statement.

                     Government Securities Fund (Class A)

                                    [CHART]


 1995    1996    1997    1998    1999    2000    2001    2002    2003    2004
------  ------  ------  ------  ------  ------  ------  ------  ------  ------
20.03%   0.78%  10.32%   9.02%  -6.42%  12.89%   4.93%  13.35%   1.48%   5.32%

For period shown in bar chart:
Best quarter: Third Quarter 2002, up 8.02%
Worst quarter: Second Quarter 2004, down 3.73%

                         Limited Term Fund (Class A)+

                                    [CHART]


 1995    1996    1997    1998    1999    2000    2001    2002    2003    2004
------  ------  ------  ------  ------  ------  ------  ------  ------  ------
13.02%   2.38%   7.27%   6.46%  -0.67%   8.34%   6.86%   8.18%   1.50%   2.00%



For period shown in bar chart:
Best quarter: Third Quarter 1998, up 4.63%
Worst quarter: Second Quarter 2004, down 1.76%

+ The returns shown for the periods prior to September 15, 2003 reflect the results of the CDC Nvest Limited Term U.S. Government Securities Fund, whose assets and liabilities were reorganized into the Fund on September 12, 2003.

   The following tables list each Fund's average annual total return for each class of its shares for the one-year, five-year and ten-year periods ending December 31, 2004. The Funds' total returns reflect, on a per class basis, the maximum sales charge that you may be required to pay when you buy or redeem a Fund's shares. See Question 5 under "Questions and Answers" above. These tables are intended to provide you with some indication of the risks of investing in the Funds. At the bottom of each table, you can compare the Funds' performance with an index. Unlike the Funds, an index is not an investment and is not professionally managed. Unlike the returns of the Funds, an index does not reflect ongoing management, distribution and operating expenses.

   After-tax returns are calculated using the historical highest individual marginal federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts such as 529 plans or individual retirement accounts. The after-tax returns are shown only for Class A shares of the Government Securities Fund and Class A shares of the Limited Term Fund. After-tax returns for other classes of the Funds will vary. In some cases, the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

Government Securities Fund
(for periods ended December 31, 2004)

                                                                Past   Past     Past
                                                               1 Year 5 Years 10 Years
Class A - Return Before Taxes                                  0.56%   6.51%    6.44%
--------------------------------------------------------------------------------------
  Return After Taxes on Distributions                          -0.75%   4.72%   4.28%
--------------------------------------------------------------------------------------
  Return After Taxes on Distributions and Sale of Fund Shares   0.34%   4.47%   4.15%
--------------------------------------------------------------------------------------
Class B - Return Before Taxes                                  -0.55%   6.39%   6.13%
--------------------------------------------------------------------------------------
Class Y - Return Before Taxes                                   5.02%   7.73%   7.17%
--------------------------------------------------------------------------------------
Lehman Long Term Government Bond Index*                         7.94%  10.22%   9.67%
--------------------------------------------------------------------------------------

* The Lehman Long Term Government Bond Index is an unmanaged index of U.S. Treasury and government agency securities with a maturity of 10 years or more. The returns of the Index do not reflect the effect of taxes. Class A commenced operations on 9/16/85, Class B commenced operations on 9/23/93 and Class Y commenced operations on 3/31/94.

Limited Term Fund+
(for periods ended December 31, 2004)

                                                                Past   Past     Past
                                                               1 Year 5 Years 10 Years
Class A - Return Before Taxes                                  -1.03%  4.69%    5.13%
--------------------------------------------------------------------------------------
  Return After Taxes on Distributions                          -2.20%  2.86%    2.91%
--------------------------------------------------------------------------------------
  Return After Taxes on Distributions and Sale of Fund Shares  -0.68%  2.87%    2.97%
--------------------------------------------------------------------------------------
Class B - Return Before Taxes                                  -3.73%  4.29%    4.76%
--------------------------------------------------------------------------------------
Class Y - Return Before Taxes                                   2.13%  5.72%    5.83%
--------------------------------------------------------------------------------------
Lehman Intermediate Government Bond Index*                      2.33%  6.57%    6.75%
--------------------------------------------------------------------------------------
Lehman 1-5 yr Government Bond Index*++                          1.54%  5.78%    6.26%
--------------------------------------------------------------------------------------

* The Lehman Intermediate Government Bond Index is an unmanaged index of bonds issued by the U.S. government and its agencies having maturities between one and ten years. The Lehman 1-5 Year Government Bond Index is an unmanaged, market-weighted index of bonds issued by the U.S. government and its agencies, with maturities between 1 and 5 years. The returns of the Indices do not reflect the effect of taxes. Class A commenced operations on 1/03/89, Class B commenced operations on 9/27/83 and Class Y commenced operations on 3/31/94.
+ The returns shown for the periods prior to September 15, 2003 reflect the results of CDC Nvest Limited Term U.S. Government Fund, whose assets and liabilities were reorganized into the Fund on September 12, 2003.
++ The Lehman 1-5 Year Government Bond Index replaces the Lehman Intermediate
   Government Bond Index as the Fund's comparative index because the Fund's adviser believes it is more representative of the types of securities in which the Fund invests.

  Federal Income Tax Consequences

   The Acquisition is intended to be a tax-free reorganization for U.S. federal income tax purposes. As a condition to the Acquisition, Ropes & Gray LLP will deliver to the Government Securities Fund and the Limited Term Fund an opinion, which will be based upon certain factual representations and subject to certain qualifications, to the effect that, on the basis of the existing provisions of the Code, current administrative rules and court decisions, generally for federal income tax purposes, except as noted below:

 . the Acquisition will constitute a "reorganization" within the meaning of
   Section 368(a) of the Code and the Government Securities Fund and the Limited Term Fund will each be a "party to the reorganization" within the meaning of Section 368(b) of the Code;

 . under Section 361 of the Code, no gain or loss will be recognized by the Government Securities Fund upon the transfer of its assets to the Limited Term Fund in exchange for Limited Term Fund shares and the assumption by the Limited Term Fund of the Government Securities Fund's liabilities, or upon the distribution of the Limited Term Fund shares by the Government Securities Fund to its shareholders in liquidation;

 . under Section 354 of the Code, no gain or loss will be recognized by the shareholders of the Government Securities Fund on the distribution of the Limited Term Fund shares to them in exchange for their shares of the Government Securities Fund;

 . under Section 358 of the Code, the aggregate tax basis of the Limited Term
   Fund shares received by the Government Securities Fund shareholders in connection with the Acquisition will be the same as the aggregate tax basis of the Government Securities Fund shares exchanged therefore;

 . under Section 1223(1) of the Code, the holding period for the Limited Term
   Fund shares received will include the holding period for the Government Securities Fund shares exchanged for the Limited Term Fund shares, provided that the shareholder held the Government Securities Fund shares as a capital asset;

 . under Section 1032 of the Code, no gain or loss will be recognized by Limited Term Fund upon receipt of the assets transferred to the Limited Term Fund pursuant to the Agreement and Plan of Reorganization in exchange for shares of the Limited Term Fund and the assumption by the Limited Term Fund of the liabilities of the Government Securities Fund;

 . under Section 362(b) of the Code, the Limited Term Fund's tax basis in the assets that the Limited Term Fund receives from the Government Securities Fund will be the same as the Government Securities Fund's tax basis in such assets immediately prior to the transfer;

 . under Section 1223(2) of the Code, the Limited Term Fund's holding period in such assets will include the Government Securities Fund's holding period in such assets; and

 . Limited Term Fund will succeed to and take into account the items of the Government Securities Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and Regulations thereunder.

   The opinion will be based on certain factual certifications made by officers of Trust I and Loomis Sayles Trust, and will also be based on customary assumptions. The opinion will express no view with respect to the effect of the reorganization on any transferred asset as to which any unrealized gain or loss is required to be recognized at the end of a taxable year (or on the termination or transfer thereof) under federal income tax principles. The opinion is not a guarantee that the tax consequences of the Acquisition will be as described above.

   The tax-free nature of the Acquisition will preserve the Funds' capital losses, both realized and unrealized, subject to applicable limitations. As of August 31, 2004, the Government Securities Fund had $8.77 million of net capital loss carryforwards, the majority of which expire by 2008. These losses represented 13% of the Fund's net assets at that time (approximately $68 million). The Limited Term Fund had net capital loss carryforwards of approximately $23 million as of August 31, 2004, expiring by 2011. These losses represented 18% of the Fund's net assets at that time (approximately $130 million). The smaller of the two funds at the time of the Acquisition will undergo a so-called "ownership change" that will limit the losses available to reduce gains of the combined fund. If the Acquisition had taken place on August 31, 2004, the combined fund would still have had net losses available to it of about 15% of the combined fund's net assets due to the contribution of the Limited Term Fund's losses (which would not have been limited because it was the larger fund at that time and therefore, would not have undergone a change in control). Thus, the Government Securities Fund would have gained the benefit of an additional 2% of losses. As is always the case with mutual funds, the timing of the use of these loss carryforwards depends on the timing and amount of future gains, which cannot be predicted, and the benefit of using these carryforwards will be realized by the persons who are shareholders at the time the losses are used.

   While, as noted above, no tax liability for shareholders is expected to arise directly from the Acquisition, differences in the Funds' portfolio turnover rates, and net investment income and net realized capital gains may result in the acceleration of future taxable distributions to shareholders arising indirectly from the merger. Prior to the closing of the Acquisition, the Government Securities Fund will distribute to its shareholders all of its investment company taxable income, if any, and net realized capital gains, if any, that have not previously been distributed to shareholders. Such distributions will generally be taxable for U.S. federal income tax purposes to the shareholders of the Government Securities Fund.

   It is anticipated that a portion of the assets of the Government Securities Fund may be sold in connection with the Acquisition, either before or after the

Acquisition. Capital gain or loss will be recognized on a sale of assets in connection with the Acquisition equal to the difference between the amount realized on the sale of assets and the tax basis in the assets. Any net capital gains recognized prior to the Acquisition will, after reduction by any available capital loss carryforwards of the Government Securities Fund, be distributed to the Government Securities Fund's shareholders prior to the Acquisition. Any net capital gains recognized from such sales after the Acquisition will, after reduction by any available capital loss carryforwards of the Limited Term Fund, be distributed to the Limited Term Fund's shareholders after the Acquisition.

   This description of the federal income tax consequences of the Acquisition does not take into account each shareholder's particular facts and circumstances. Shareholders should consult their own tax advisors as to the specific individual consequences of the Acquisition, including the applicability and effect of state, local, foreign and other tax laws.

  Declarations of Trust

   The Government Securities Fund is governed by the Second Restatement of Amended Agreement and Declaration of Trust of CDC Nvest Funds Trust I (as amended, the "Trust I Declaration of Trust"). The Limited Term Fund is governed by the Agreement and Declaration of Trust, as amended, of Loomis Sayles Funds II (the "Loomis Declaration of Trust" and, together with the Trust I Declaration of Trust, the "Declarations of Trust"). The Declarations of Trust are substantially similar to each other, and therefore the Funds are governed by substantially similar provisions relating to the powers and liabilities of shares of the Trusts, shareholder voting requirements generally, and indemnification of the officers and Trustees of the Trusts. In addition, the Trustees of Trust I are also the Trustees of the Loomis Sayles Trust. Additional information about the Declarations of Trust is provided below.

   Powers and Liabilities Relating to Shares. The Trust I Declaration of Trust permits the Trustees, without shareholder approval, to divide shares of Trust I into two or more series of shares representing separate investment portfolios and to further divide any such series into two or more classes of shares having such preferences and rights as the Trustees may determine. Currently, the Government Securities Fund's shares are divided into three classes: Class A, Class B and Class Y.

   The Loomis Declaration of Trust permits the Trustees, without shareholder approval, to issue shares of the Loomis Sayles Trust in one or more series of shares representing separate investment portfolios and to further divide any such series into two or more classes of shares having such preferences and rights as the Trustees may determine. Currently, the Limited Term Fund's shares are divided into four classes: Class A, Class B, Class C and Class Y.

   The Declarations of Trust limit personal liability of any shareholder to any sum of money or assessment the shareholder may at any time personally agree to pay. The Declarations of Trust disclaim shareholder liability for acts or obligations of the respective Trust and require that a notice of such disclaimer be given in each note, bond, contract, instrument, certificate or undertaking entered into or executed by such Trust or its Trustees. The Declarations of Trust provide that in case any shareholder or former shareholder shall be held to be personally liable solely by reason of his, her or it being or having been a shareholder and not because of his or her acts or omissions or for some other reason, the shareholder or former shareholder (or his or her heirs, executors, administrators or other legal representatives or, in the case of a corporation or other entity, its corporate or other general successor) shall be entitled out of the assets of the series of which such person is a shareholder or former shareholder to be held harmless from and indemnified against all loss and expense arising from such liability. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the particular series of which he or she is or was a shareholder would be unable to meet its obligations.

   Shareholder Voting Requirements_-_Generally. The Declarations of Trust require a separate vote of the series or class if any issue on which shareholders are entitled to vote would adversely affect the rights of any series or class of shares and provide as a general matter that there will be a separate vote by each series unless otherwise required by law. The provisions regarding separate voting by series or class do not apply (i) if the Investment Company Act of 1940 Act requires all shares to be voted as a class or (ii) if the matter affects only the interests of some but not all of the series or classes, then only the affected series or classes will have the right to vote on the matter.

   The Declarations of Trust give shareholders the power to vote: (i) on the election of Trustees, (ii) on certain amendments to the Declarations of Trust,
(iii) to the same extent as stockholders of a Massachusetts business corporation as to whether or not a claim should be brought derivatively or as a class action, (iv) with respect to the termination of the Trust or any series or class as provided in the Declaration of Trust, (v) to remove Trustees in certain cases, and (vi) on additional matters that may be required by the Declaration of Trust, by-laws, applicable law, or as the Trustees may consider necessary or desirable.

   In general, a majority of shares voted shall decide any question and a plurality shall elect a Trustee. There is no cumulative voting for the election of Trustees. A vote of two-thirds of the voting interests of the Trust is required to remove a Trustee. If an action adversely affects the rights of a series or class, the vote of a majority of the shares of such series or class which are entitled to vote shall be required to decide such question. Action may be taken by written consent of the shareholders and treated for all purposes as a vote taken at a meeting of the shareholders.

   The Declarations of Trust require a vote of 66 2/3% of the shares of each series entitled to vote or written notice by the Trustees to terminate the respective Trust. Any series or class of shares of the Trusts may be terminated at any time by vote of shareholders holding at least 66 2/3% of the shares of such series or class entitled to vote, or by the Trustees with written notice to the shareholders.

   The Declarations of Trust may be amended by a vote of a majority of shareholders entitled to vote and a majority of the Trustees, except that certain enumerated actions and minor changes, such as changing the name of the Trust, correcting or supplementing any defective provision and the like, may be taken without a shareholder vote.

   Shareholder Voting Requirements_-_Merger and Consolidation. The Trust I Declaration of Trust provides that the Trustees may cause Trust I to be merged into or consolidated with another entity, or the shares of the Trust to be exchanged, if such merger or consolidation or share exchange has been authorized by a vote of the majority of the outstanding voting shares of Trust I.

   The Loomis Declaration of Trust does not require shareholder approval in case of a merger or consolidation, unless the Trustees of the Loomis Sayles Trust decide to submit such merger or consolidation to a vote of shareholders or as otherwise required by law. Shareholders of the Limited Term Fund are not being asked to approve the Acquisition.

   Trustees and Officers. The Trustees of the Trusts are the same. The Trusts share the same officers, except for Robert J. Blanding, who serves as President and Chief Executive Officer of Loomis Sayles Trust but is not an officer of Trust I, and Daniel J. Fuss, who serves as Executive Vice President of Loomis Sayles Trust but is not an officer of Trust I.

   Governing Law. Both Declarations of Trust are governed by Massachusetts law.

  Dividends and Distributions

   The Funds generally distribute most or all of their net investment income and net capital gains at least annually. Each Fund declares dividends for each Class daily and pays them monthly. Each Fund expects to distribute all of its net realized capital gains annually, after applying any available loss carryforwards.

  Capitalization

   The following table shows on an unaudited basis the capitalization of each of the Funds as of September 30, 2004, and on a pro forma combined basis, giving effect to the acquisition of the assets and liabilities of the Government Securities Fund by the Limited Term Fund at net asset value as of that date:

                                                                       Limited Term
                                                                           Fund
                                Limited      Government     Pro Forma   Pro Forma
                               Term Fund   Securities Fund Adjustments  Combined*
                              ------------ --------------- ----------- ------------
Class A
Net assets                    $106,701,169   $54,704,267          --   $161,405,436
Shares of beneficial interest    9,440,205     4,571,299     268,568     14,280,072
Net asset value per share     $      11.30   $     11.97          --   $      11.30

Class B
Net assets                    $ 10,106,991   $10,689,247          --   $ 20,796,238
Shares of beneficial interest      895,976       893,053      54,539      1,843,568
Net asset value per share     $      11.28   $     11.97          --   $      11.28

Class C
Net assets                    $  6,948,569            --          --   $  6,948,569
Shares of beneficial interest      615,184            --          --        615,184
Net asset value per share     $      11.30            --          --   $      11.30

Class Y
Net assets                    $  4,232,515   $ 2,257,659          --   $  6,490,174
Shares of beneficial interest      373,209       189,140       9,933        572,282
Net asset value per share     $      11.34   $     11.94          --   $      11.34

* Reflects the pro forma capitalization of the combined fund at September 30, 2004 as though the Acquisition had occurred on October 1, 2003 and is for informational purposes only. No assurance can be given as to how many shares of the Limited Term Fund will be received by the shareholders of the Government Securities Fund on the date the Acquisition takes place, and the foregoing should not be relied upon to reflect the number of shares of the Limited Term Fund that actually will be received on or after such date.

THE TRUSTEES OF TRUST I UNANIMOUSLY RECOMMEND
APPROVAL OF THE AGREEMENT AND PLAN OF REORGANIZATION

  Required Vote for the Proposal

   Approval of the Agreement and Plan of Reorganization will require the affirmative vote of a majority of the outstanding shares of the Government Securities Fund. Shareholders of the Limited Term Fund are not being asked to approve the Acquisition.

   If the Proposal is not approved by shareholders of the Government Securities Fund, or if for any other reason the Acquisition is not consummated, the Trustees may take such further action as they deem to be in the best interests of the Government Securities Fund, which may include the liquidation of the Fund.

              INFORMATION REGARDING VOTING AND CONDUCT OF MEETING

Voting Information

   The Trustees of Trust I are soliciting proxies from the shareholders of the Government Securities Fund in connection with the Meeting, which has been called to be held at 2:00 p.m. Eastern time on March 10, 2005 at the offices of IXIS Advisors, 399 Boylston Street, 10th Floor, Boston, Massachusetts 02116. The Meeting notice, this Prospectus/Proxy Statement and proxy cards are being mailed to shareholders beginning on or about January 18, 2005.

Information About Proxies and the Conduct of the Meeting

   Solicitation of Proxies. Proxies will be solicited primarily by mailing this Prospectus/Proxy Statement and its enclosures (which may include electronic delivery), but proxies may also be solicited through further mailings, telephone calls, personal interviews or e-mail by officers of the Government Securities Fund or by employees or agents of IXIS Advisors and its affiliated companies. In addition, Alamo Direct has been engaged to assist in the solicitation of proxies, at a total estimated cost of approximately $38,000, which will be borne by IXIS Advisors and/or its affiliates.

   Voting Process. You can vote in any one of the following four ways:

 . By Internet - Use the Internet to vote by visiting https://vote.proxy-direct.com.

 . By telephone - Use a touch-tone telephone to call toll-free 866-241-6192, which is available 24 hours a day.

 . By mail - Complete and return the enclosed proxy card(s).

 . In person - Vote your shares in person at the Meeting.

   Shareholders who owned Government Securities Fund shares on the Record Date are entitled to vote at the Meeting. Shareholders of the Government Securities Fund are entitled to cast one vote for each share, and a proportionate fractional vote for each fractional share, owned on the Record Date. If you choose to vote by mail, and you are an individual account owner, please sign exactly as your name appears on the proxy card. Either owner of a joint account may sign the proxy card, but the signer's name must exactly match the name that appears on the card.

   Costs of Solicitation. None of the costs of the Meeting, including the costs of soliciting proxies, and the costs of the Acquisition, will be borne by the Government Securities Fund or the Limited Term Fund. IXIS Advisors and/or its affiliates shall bear all such costs, even in the event that the Acquisition is not approved by the shareholders of the Government Securities Fund or the Acquisition does not close for any other reason, except that expenses will be paid by the party directly incurring such expense if and to the extent that the payment by any other party of such expense would result in the disqualification of the first party as a "regulated investment company" within the meaning of Section 851 of the Code.

   Voting and Tabulation of Proxies. Shares represented by duly executed proxies will be voted as instructed on the proxy. If no instructions are given, the proxy will be voted in favor of the Proposal. Votes made through use of the Internet or by telephone must have an indicated choice in order to be accepted. At any time before it has been voted, your proxy may be revoked in any one of the following ways: (i) by sending a signed, written letter of revocation to the Secretary of Trust I, (ii) by properly executing a later-dated proxy or
(iii) by attending the Meeting, requesting return of any previously delivered proxy and voting in person.

   Votes cast in person or by proxy at the Meeting will be counted by persons appointed as tellers for the Meeting (the "Tellers"). Forty percent (40%) of the shares of the Government Securities Fund outstanding on the Record Date, present in person or represented by proxy, constitutes a quorum for the transaction of business by the shareholders of the Government Securities Fund at the Meeting. However, as noted above, the approval of the Proposal will require the vote of a majority of the Fund's outstanding voting shares. In determining whether a quorum is present, the Tellers will count shares represented by proxies that reflect abstentions and "broker non-votes" as shares that are present and entitled to vote. Since these shares will be counted as present, but not as voting in favor of the Proposal, these shares will have the same effect as if they cast votes against the Proposal. "Broker non-votes" are proxies for shares held by brokers or nominees as to which (i) the broker or nominee does not have discretionary voting power and (ii) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the shares will be voted.

   With respect to Government Securities Fund shares held in individual retirement accounts (including Traditional, Rollover, SEP, SAR-SEP, Roth and SIMPLE IRAs) for which State Street Bank and Trust Company (the "IRA Custodian") serves as the custodian ("CDC Nvest IRAs"), the IRA Custodian will vote those shares for which it has received voting instructions from shareholders in accordance with such instructions. If no voting instructions are received by the IRA Custodian, the IRA Custodian will vote the shares (including abstentions) for a shareholder in the same proportion as other CDC Nvest IRA shareholders have voted. The Tellers will count shares represented by proxies representing Fund shares held in CDC Nvest IRAs as shares that are present and entitled to vote.

   Adjournments; Other Business. If the Government Securities Fund has not received enough votes by the time of the Meeting to approve the Proposal, the persons named as proxies may propose that such Meeting be adjourned one or more times to permit further solicitation of proxies. Any adjournment requires the affirmative vote of more than 50% of the total number of shares of the Government Securities Fund that are present in person or by proxy, whether or not a quorum is present, when the adjournment is being voted on. The persons named as proxies will vote in favor of any such adjournment all proxies that they are entitled to vote in favor of the Proposal. They will vote against any such adjournment any proxy that directs them to vote against the Proposal. They will not vote any proxy that directs them to abstain from voting on the Proposal.

   The Meeting has been called to transact any business that properly comes before it. The only business that management of the Government Securities Fund intends to present or knows that others will present is the Proposal. If any other matters properly come before the Meeting, and on all matters incidental to the conduct of the Meeting, the persons named as proxies intend to vote the proxies in accordance with their judgment, unless the Secretary of Trust I has previously received written contrary instructions from the shareholder entitled to vote the shares.

                               OTHER INFORMATION

   Portfolio Trades. In placing portfolio trades for the Limited Term Fund, Loomis Sayles may use brokerage firms that market the Fund's shares or are affiliated with Loomis Sayles or its parent company. In placing trades, Loomis Sayles will seek to obtain the best combination of price and execution, which involves a number of judgmental factors. Such portfolio trades are subject to applicable regulatory restrictions and related procedures adopted by the Board of Trustees. Additional information about the Loomis Sayles' portfolio trading and brokerage practices is included in Appendix A to the Statement of Additional Information relating to the Acquisition.

   Interests of Certain Persons in the Acquisition. IXIS Asset Management North America, L.P. ("IXIS NA"), the parent of IXIS Advisors and Loomis Sayles, is, in the long-term, expected to incur lower expenses as a result of the Acquisition, and therefore, along with IXIS Advisors and Loomis Sayles, may be considered to have an interest in the transaction. Because Mr. Robert J. Blanding and Mr. John T. Hailer, Trustees of the Trusts, are officers of IXIS NA or its affiliates, they may also be considered to have an interest in the transaction. Because Messrs. John E. Pelletier, Michael Kardok, Daniel J. Fuss and Frank J. LoPiccolo and Ms. Coleen Downs Dinneen, officers of the Trusts, are officers of IXIS Advisors or Loomis Sayles, they may also be considered to have an interest in the transaction.

   Address of the Adviser, Underwriter and Administrator. The address of Loomis Sayles is One Financial Center, Boston, Massachusetts 02111. The address of IXIS Asset Management Distributors, L.P. (the principal underwriter of the Funds) and IXIS Asset Management Services Company (a subsidiary of IXIS NA and the

Funds' shareholder servicing and transfer agent) is 399 Boylston Street, Boston, Massachusetts 02116. For information about Loomis Sayles, please see Appendix A. Information about IXIS Advisors, the advisory administrator to the Government Securities Fund, is incorporated by reference into this Prospectus/Proxy statement from the Government Securities Fund's prospectus.

   Outstanding Shares and Significant Shareholders. Appendix C to this Prospectus/Proxy Statement lists the total number of shares outstanding as of January 7, 2005 for each class of the Government Securities Fund entitled to vote at the Meeting. It also identifies holders of more than 5% or 25% of any class of shares of each Fund, and contains information about the executive officers and Trustees of Trust I and their shareholdings in the Government Securities Fund and about the executive officers and Trustees of Loomis Sayles Trust and their shareholdings in the Limited Term Fund.

   Other Financial and Performance Information. Financial highlights for Limited Term Fund are included in Appendix D to this Prospectus/Proxy Statement. Information and commentary about the recent performance of the Limited Term Fund is included in Appendix E to this Prospectus/Proxy Statement. Other financial information for the Government Securities Fund, as well as information and commentary about the recent performance of the Government Securities Fund, is incorporated by reference from the Government Securities Fund's Prospectus and Statement of Additional Information and its Annual Report to Shareholders for the period ending September 30, 2004. The Funds' Annual Reports (which also include the report of independent accountants of both the Government Securities Fund and the Limited Term Fund) are available free of charge at the address and telephone number set forth on the cover page of this Prospectus/Proxy Statement.

   Shareholder Proposals at Future Meetings. Trust I and Loomis Sayles Trust do not hold annual or other regular meetings of shareholders. Shareholder proposals to be presented at any future meeting of shareholders of the Funds or the Trusts must be received by the relevant Fund or Trust in writing a reasonable amount of time before the Trust solicits proxies for that meeting in order to be considered for inclusion in the proxy materials for that meeting.

   Contents of the Appendices.

 . Appendix A - Information relating to the Limited Term Fund, including information with respect to its investment goal, principal investment strategies and risks, procedures for buying, selling and exchanging shares, pricing of shares, dividends and distributions and certain tax matters.

 . Appendix B - Form of Agreement and Plan of Reorganization relating to the
   Acquisition.

 . Appendix C - Information regarding the share ownership of the Government
   Securities Fund and the Limited Term Fund.

 . Appendix D - Financial highlights for Limited Term Fund.

 . Appendix E - Management's discussion of Fund performance as of September 30,
   2004 for the Limited Term Fund.

   Other Information About the Funds. Additional information about the Government Securities Fund is incorporated by reference into this Prospectus/Proxy Statement from the Fund's Classes A and B Prospectus dated February 1, 2004, as supplemented on February 27, 2004, May 3, 2004, June 24, 2004, September 29, 2004, October 1, 2004 and November 23, 2004, Class Y Prospectus dated February 1, 2004, as supplemented on February 27, 2004, May 3, 2004, June 24, 2004, September 29, 2004, October 1, 2004 and November 23, 2004,
and Statement of Additional Information Parts I and II, dated February 1, 2004, as supplemented on July 1, 2004 for Part I and May 3, 2004 and July 1, 2004 for
Part II, which are available free of charge by calling 800-225-5478.

                                                                     Appendix A

             LOOMIS SAYLES LIMITED TERM GOVERNMENT AND AGENCY FUND

                    INVESTMENT GOALS, STRATEGIES AND RISKS

Investment Goal

   The Fund seeks a high current return consistent with preservation of capital. The Fund's investment goal may be changed without shareholder approval.

Principal Investment Strategies

   The Fund will, under normal market conditions, invest at least 80% of its net assets in investments issued or guaranteed by the U.S. government, its agencies or instrumentalities. In accordance with applicable Securities and Exchange Commission requirements, the Fund will notify shareholders prior to any change to such policy taking effect.

   Loomis Sayles follows a total return oriented investment approach in selecting securities for the Fund. It seeks securities that give the Fund's portfolio the following characteristics, although not all securities selected will have these characteristics and Loomis Sayles may look for other characteristics if market conditions change:

 . average credit rating of "AAA" by Standard & Poor's Ratings Group ("S&P") or
   "Aaa" by Moody's Investors Service, Inc. ("Moody's").

 . effective duration range of two to four years.

   In selecting investments for the Fund, Loomis Sayles employs the following strategies:

 . Its research analysts work closely with the Fund's portfolio managers to develop an outlook on the economy from research produced by various Wall Street firms and specific forecasting services or from economic data released by the U.S. and foreign governments as well as the Federal Reserve Bank.

 . Next, the analysts conduct a thorough review of individual securities to identify what they consider attractive values in the U.S. government security marketplace. This value analysis uses quantitative tools such as internal and external computer systems and software.

 . Loomis Sayles continuously monitors an issuer's creditworthiness to assess whether the obligation remains an appropriate investment to the Fund.

 . It seeks to balance opportunities for yield and price performance by combining macroeconomic analysis with individual security selection. It emphasizes securities that tend to perform particularly well in response to interest rate changes, such as U.S. Treasury securities in a declining interest rate environment and mortgage-backed or U.S. government agency securities in a steady or rising interest rate environment.

 . Loomis Sayles seeks to increase the opportunity for higher yields while maintaining the greater price stability that intermediate-term bonds have compared to bonds with longer maturities.

   The Fund may also:

 . Invest in investment-grade corporate notes and bonds (those rated BBB or higher by S&P and Baa or higher by Moody's).

 . Invest in zero-coupon bonds.

 . Invest in foreign bonds denominated in U.S. dollars.

 . Invest in asset-backed securities (if rated AAA by S&P or Aaa by Moody's).

 . Invest in mortgage-related securities, including mortgage dollar rolls.

 . Invest in futures.

   A "snapshot" of the Fund's investments may be found in the current annual or semiannual report. In addition, a list of the Fund's portfolio holdings, which is updated monthly after an aging period of at least 30 days, is available on the Fund's website at www.cdcnvestfunds.com. A description of policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Statement of Additional Information (the "SAI").

Principal Investment Risks

   Agency Securities: Subject to security risk. Agencies of the U.S. government are guaranteed as to the payment of principal and interest of the relevant entity but are not backed by the full faith and credit of the U.S. government. An event affecting the guaranteeing entity could adversely affect the payment of principal or interest or both on the security, and therefore, these types of securities should be considered to be riskier than U.S. government securities. Please see the SAI for details.

   Derivative Securities: Subject to changes in the underlying securities or indices on which such transactions are based. There is no guarantee that the use of derivatives for hedging purposes will be effective or that suitable transactions will be available. Even a small investment in derivatives may give rise to leverage risk, and can have a significant impact on the Fund's exposure to stock market values, interest rates or the currency exchange rate.

   Fixed-income securities: Subject to credit risk, interest rate risk and liquidity risk. Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when interest rates rise. This means that you may lose money on your investment due to unpredictable drops in a security's value or periods of below-average performance in a given security or in the securities market as a whole. Zero-coupon bonds may be subject to these risks to a greater extent than other fixed-income securities.

   Foreign securities: Foreign bonds denominated in U.S. dollars may be more volatile than U.S. securities and carry political, economic and information risks that are associated with foreign securities.

   Mortgage-related and asset-backed securities: Subject to prepayment risk. With prepayment, the Fund may reinvest the prepaid amounts in securities with lower yields than the prepaid obligations. The Fund may also incur a loss when there is a prepayment of securities that were purchased at a premium. A dollar roll involves potential risks of loss that are different from those related to securities underlying the transactions. The Fund may be required to purchase securities at a higher price than may otherwise be available on the open market. There is no assurance that the Fund's use of cash that it receives from a dollar roll will provide a return that exceeds borrowing costs.

                                MORE ABOUT RISK

   Limited Term Fund has principal investment strategies that come with inherent risks. The following is a list of risks to which the Limited Term Fund may be subject because of its investment in various types of securities or engagement in various practices.

   Correlation Risk. The risk that changes in the value of a hedging instrument will not match those of the asset being hedged.

   Credit Risk. The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. A Fund that invests in securities rated below investment grade quality (i.e., below a rating of Baa or BBB by Moody's or S&P, respectively), or that are unrated but judged to be of comparable quality by the Fund's adviser is subject to greater credit risk than a Fund that does not invest in such securities.

   Extension Risk. The risk that an unexpected rise in interest rates will extend the life of a mortgage- or asset-backed security beyond the expected prepayment time, typically reducing the security's value.

   Foreign Risk. The risk associated with investments in issuers located in foreign countries. A Fund's investments in foreign securities may experience more rapid and extreme changes in value than investments in securities of U.S. compa-nies. In the event of a nationalization, expropriation or other confiscation, a Fund that invests in foreign securities could lose its entire investment. When a Fund invests in securities from issuers located in countries with emerging markets, it may face greater foreign risk since emerging market countries may be more likely to experience political and economic instability.

   Information Risk. The risk that key information about a security is inaccurate or unavailable.

   Interest Rate Risk. The risk of market losses attributable to changes in interest rates. In general, the prices of fixed-income securities rise when interest rates fall, and prices fall when interest rates rise.

   Leverage Risk. The risk associated with securities or practices (e.g., borrowing) that multiply small index or market movements into larger changes in value. When a derivative security (a security whose value is based on another security or index) is used as a hedge against an offsetting position that a Fund also holds, any loss generated by the derivative security should be substantially offset by gains on the hedged instrument, and vice versa. To the extent that a Fund uses a derivative security for purposes other than as a hedge, or, if a Fund hedges imperfectly, that Fund is directly exposed to the risks of that derivative security and any loss generated by the derivative security will not be offset by a gain.

   Liquidity Risk. The risk that certain securities may be difficult or impossible to sell at the time and at the price that the seller would like. This may result in a loss or may otherwise be costly to a Fund. These types of risks may also apply to restricted securities, Section 4(2) Commercial Paper, and Rule 144A Securities.

   Management Risk. The risk that a strategy used by a Fund's portfolio management may fail to produce the intended result.

   Market Risk. The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably, based upon a change in an issuer's financial condition as well as overall market and economic conditions.

   Opportunity Risk. The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are invested in less profitable investments.

   Options, Futures, Swap Contracts and Other Derivatives Risks. These transactions are subject to changes in the underlying security on which such transactions are based. It is important to note that even a small investment in these types of derivative securities may give rise to leverage risk, and can have a significant impact on a Fund's exposure to stock market values, interest rates or currency exchange rates. These types of transactions will be used primarily for hedging purposes.

   Political Risk. The risk of losses directly attributable to government or political actions.

   Prepayment Risk. The risk that unanticipated prepayments may occur, reducing the return from mortgage- or asset-backed securities, or real estate investment trusts.

   Valuation Risk The risk that a Fund has valued certain securities at a higher price than the price at which they can be sold.

                        MANAGEMENT OF LIMITED TERM FUND

   The CDC Nvest Funds family (as defined below) currently includes 23 mutual funds. The CDC Nvest Funds family had combined assets of $5.8 billion as of December 31, 2004. CDC Nvest Funds are distributed through IXIS Asset Management Distributors, L.P. (the "Distributor"). This Prospectus covers the Limited Term Fund (the "Fund"), which, along with the CDC Nvest Income and Tax Free Income Funds, CDC Nvest Equity Funds, CDC Nvest Star Funds, Loomis Sayles Research Fund, Loomis Sayles Growth Fund, CDC IXIS International Equity Fund (to be renamed Hansberger Foreign Growth Fund effective February 1, 2005), CDC IXIS Moderate Diversified Portfolio and CDC Nvest Cash Management Trust--Money Market Series (the "Money Market Fund"), constitute the "CDC Nvest Funds."

Adviser_-_Loomis Sayles

   Loomis Sayles, located at One Financial Center, Boston, Massachusetts 02111, serves as adviser to the Fund. Loomis Sayles is a subsidiary of IXIS Asset Management North America, L.P. ("IXIS NA"), which a subsidiary of IXIS Asset Management Group, a French asset manager. Founded in 1926, Loomis Sayles is one of America's oldest investment advisory firms with over $63 billion in assets under management as of December 31, 2004. Loomis Sayles is well known for its professional research staff, which is one of the largest in the industry. Loomis Sayles makes investment decisions for the Fund.

   The aggregate advisory fee paid by the Limited Term Fund during the fiscal year ended September 30, 2004, as a percentage of the Fund's average daily net assets, was 0.57%.

Portfolio Trades

   In placing portfolio trades, Loomis Sayles may use brokerage firms that market the Fund's shares or are affiliated with IXIS NA, Loomis Sayles' parent company. In placing trades, Loomis Sayles will seek to obtain the best combination of price and execution, which involves a number of judgmental factors. Such portfolio trades are subject to applicable regulatory restrictions and related procedures adopted by the Board of Trustees.

   Transactions with Other Investment Companies. Pursuant to exemptive relief that may in the future be granted by the SEC, each Fund may be permitted to invest its daily cash balances in shares of money market and short-term bond funds advised by IXIS Advisors or its affiliates ("Central Funds"). The Central Funds currently include the CDC Nvest Cash Management Trust-Money Market Series; Institutional Daily Income Fund; Cortland Trust, Inc.; and Short Term Income Fund, Inc. Each Central Fund is advised by Reich & Tang Asset Management, LLC ("Reich & Tang"), except for CDC Nvest Cash Management Trust-Money Market Series, which is advised by IXIS Advisors and sub-advised by Reich & Tang. Because IXIS Advisors and Reich & Tang are both subsidiaries of IXIS NA, the Funds and the Central Funds may be considered to be related companies comprising a "group of investment companies" under the 1940 Act.

   Pursuant to such exemptive relief, the Funds may also borrow and lend money for temporary or emergency purposes directly to and from each other through an interfund credit facility. In addition to the Funds and the Central Funds, series of the following mutual fund groups may also be able to participate in the facility: CDC Nvest Funds Trust I (except the CGM Advisor Targeted Equity Fund series), CDC Nvest Funds Trust II, CDC Nvest Funds Companies Trust I, CDC Nvest Funds Trust III, AEW Real Estate Income Fund, Harris Associates Investment Trust, Loomis Sayles Funds I and Loomis Sayles Funds II. The advisers and sub-advisers to these mutual funds currently include IXIS Advisors, Reich & Tang, Loomis Sayles, AEW Management and Advisors, L.P., Harris Associates L.P. and Westpeak Global Advisors, L.P. Each of these advisers and sub-advisers are subsidiaries of IXIS NA and are thus "affiliated persons" under the 1940 Act by reason of being under common control by IXIS NA. In addition, because the Funds are advised by firms that are affiliated with one another, they may be considered to be related companies comprising a "group of investment companies" under the 1940 Act. The Central Funds and AEW Real Estate Income Fund will participate in the Credit Facility only as lenders. Participation in such an interfund lending program would be voluntary for both borrowing and lending funds, and a Fund would participate in an interfund lending program only if the Board of Trustees determined that doing so would benefit a Fund. Should a Fund participate in such an interfund lending program, the Board of Trustees would establish procedures for the operation of the program by the advisers or an affiliate.

Portfolio Managers

   John Hyll has served as co-portfolio manager of the Limited Term Government and Agency Fund since April 2003. Mr. Hyll, Portfolio Manager and Vice President of Loomis Sayles, began his investment career in 1983 and joined Loomis Sayles in 1989. Mr. Hyll received a B.A. and an M.B.A. from Baldwin-Wallace College. He has over 21 years of investment experience.

   Cliff Rowe has served as co-portfolio manager of the Limited Term Government and Agency Fund since June 2001. Mr. Rowe, Portfolio Manager and Vice President of Loomis Sayles, joined the company in 1992. Prior to becoming a Portfolio Manager, he served Loomis Sayles as a Trader from 1999 until 2001. He holds the designation of Chartered Financial Analyst. Mr. Rowe received a B.B.A. from James Madison University and an M.B.A. from the University of Chicago, and has over 13 years of investment experience.

                            CHOOSING A SHARE CLASS

   The Limited Term Fund offers Classes A, B, C and Y shares to the public (though only Classes A, B and Y shares are being exchanged in the Acquisition). Each class has different costs associated with buying, selling and holding Fund shares, which allows you to choose the class that best meets your needs. Which class is best for you depends upon the size of your investment and how long you intend to hold your shares. Class B shares, Class C shares and certain shareholder features may not be available to you if you hold your shares in a street name account. Your financial representative can help you decide which class of shares is most appropriate for you.

Class A Shares

 . You pay a sales charge when you buy Fund shares. There are several ways to reduce this charge. See the section "How Sales Charges are Calculated."

 . You pay lower annual expenses than Class B and Class C shares, giving you the potential for higher returns per share.

 . You do not pay a sales charge on orders of $1 million or more, but you may pay a charge on redemption if you redeem these shares within one year of purchase.

Class B Shares

 . You do not pay a sales charge when you buy Fund shares. All of your money goes to work for you right away.

 . You pay higher annual expenses than Class A shares.

 . You will pay a charge on redemptions if you sell your shares within six years of purchase, as described in the section "How Sales Charges Are Calculated."

 . Your Class B shares will automatically convert into Class A shares after eight years, which reduces your annual expenses.

 . Investors will not be permitted to purchase $100,000 or more of Class B shares as a single investment per account. There may be certain exceptions to this restriction for omnibus accounts and other nominee accounts. Investors may want to consider the lower operating expense of Class A shares in such instances. You may pay a charge on redemption if you redeem Class A shares within one year of purchase.

Class C Shares

 . You pay higher annual expenses than Class A shares.

 . You may pay a charge on redemptions if you sell your shares within one year of purchase.

 . Your Class C shares will not automatically convert into Class A shares. If you hold your shares for longer than eight years, you'll pay higher expenses than shareholders of other classes.

 . Investors purchasing $1 million or more of Class C shares may want to consider the lower operating expense of Class A shares. You may pay a charge on redemption if you redeem Class A shares within one year of purchase.

   Certificates will not be issued automatically for any class of shares. Upon written request, you may receive certificates for Class A shares only.

Classes A, B and C Shares

   The following chart shows the investment minimums for various types of accounts:

                                                                        Minimum
                                                                          for
                             Minimum to Open Minimum to Open an Account Existing
      Type of Account          an Account     Using Investment Builder  Accounts
--------------------------------------------------------------------------------
Any account other than those
listed below                     $2,500                 $ 25              $100
--------------------------------------------------------------------------------
Accounts registered under
the Uniform Gifts to Minors
Act ("UGMA") or the Uniform
Transfers to Minors Act
("UTMA")                         $2,500                 $ 25              $100
--------------------------------------------------------------------------------
Individual Retirement
Accounts ("IRAs")                $  500                 $ 25              $100
--------------------------------------------------------------------------------
Coverdell Education
Savings Accounts                 $  500                 $ 25              $100
--------------------------------------------------------------------------------
Retirement plans with tax
benefits such as corporate
pension, profit sharing and
Keogh plans                      $  250                 $ 25              $100
--------------------------------------------------------------------------------
Payroll Deduction
Investment Programs for
SARSEP*, SEP, SIMPLE
IRA, 403(b)(7) and certain
other retirement plans           $   25                  N/A              $ 25
--------------------------------------------------------------------------------

* Effective January 1, 1997, the Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) IRA became available replacing SARSEP plans. SARSEP plans established prior to January 1, 1997, may remain active and continue to add new employees.

Class Y Shares

 . Class Y shares may be purchased by mutual funds, endowments, foundations, bank trust departments or trust companies with a minimum initial investment of $1 million. The minimum subsequent investment for such entities is $10,000.

 . You do not pay a sales charge when you buy Class Y shares. All of your money goes to work for you right away.

 . You pay lower annual expenses than Classes A, B and C shares, giving you the potential for higher returns per share.

   There is no initial or subsequent investment minimum for:

 . Retirement Plans (401(a), 401(k), 457 or 403(b) plans) that have total investment assets of at least $10 million. Plan sponsor accounts can be aggregated to meet this minimum.

 . Insurance Company Accounts of New England Financial, Metropolitan Life
   Insurance Company ("MetLife") or their affiliates.

 . Separate Accounts of New England Financial, MetLife or their affiliates.

 . Wrap Fee Programs of certain broker-dealers not being paid by the Fund, Loomis Sayles or the Distributor. Such wrap fee programs may be subject to additional or different conditions, including a wrap account fee. Each broker-dealer is responsible for transmitting to its customer a schedule of fees and other information regarding any such conditions. If the participant who purchased Class Y shares through a wrap fee program should terminate the wrap fee arrangement with the broker-dealer, then the Class Y shares will, at the discretion of the broker-dealer, automatically be converted to a number of Class A shares of the same Fund having the same dollar value of the shares converted, and the broker-dealer may thereafter be entitled to receive from that Fund an annual service fee of 0.25% of the value of Class A shares owned by that shareholder.

 . Certain individual retirement accounts if the amounts invested represent rollover distributions from investments by any of the Retirement Plans set forth above.

 . Deferred Compensation Plan Accounts of New England Life Insurance Company
   ("NELICO"), MetLife or their affiliates ("Deferred Compensation Accounts").

 . Service Accounts through an omnibus account by investment advisers, financial planners, broker-dealers or other intermediaries who have entered into a service agreement with the Fund. A fee may be charged to shareholders purchasing through a service account if they effect transactions through such parties and should contact such parties regarding information about such fees.

   At the discretion of Loomis Sayles, employees and clients of Loomis Sayles may purchase Class Y shares of the Fund in amounts less than the stated minimums.

                       HOW SALES CHARGES ARE CALCULATED

Class A Shares

   The price that you pay when you buy Class A shares (the "offering price") is their net asset value plus a sales charge (sometimes called a "front-end sales charge") which varies depending upon the size of your purchase:

                                           Class A Shares
                                     As a % of       As a % of
              Your Investment      offering price your investment
              Less than $ 100,000       3.00%          3.09%
              $ 100,000 - $249,999      2.50%          2.56%
              $ 250,000 - $499,999      2.00%          2.04%
              $ 500,000 - $999,999      1.25%          1.27%
              $1,000,000 or more*       0.00%          0.00%

* For purchases of Class A shares of the Fund of $1 million or more, there is no front-end sales charge, but a CDSC of 1.00% may apply to redemptions of your shares within one year of the date of purchase. See the section "How the CDSC is Applied to Your Shares."
** Not imposed on shares that are purchased with reinvested dividends or other distributions.

   If you invest in Class A shares through a financial intermediary, it is the responsibility of the financial intermediary to ensure that you obtain the proper "breakpoint" discount. It will be necessary at the time of purchase to inform the Distributor and the financial intermediary of the existence of other accounts in which there are holdings eligible to be aggregated to meet sales load breakpoints. You may be required to provide certain records and information, such as account statements, with respect to all of your accounts which hold Fund shares, including accounts with other financial intermediaries and your family members' and other related parties' accounts, in order to verify your eligibility for a reduced sales charge. If the Distributor is not notified that you are eligible for a reduced sales charge, the Distributor will be unable to ensure that the reduction is applied to your account. Additional information concerning sales load breakpoints is available from your financial intermediary, by visiting the Fund's website at www.cdcnvestfunds.com (click on "sales charges" at the bottom of the home page) or in the Fund's statement of additional information.

Reducing Front-End Sales Charges

   There are several ways you can lower your sales charge for Class A shares, including:

 . Letter of Intent - By signing a Letter of Intent, you may purchase Class A shares of any CDC Nvest Fund over a 13-month period but pay sales charges as if you had purchased all shares at once. This program can save you money if you plan to invest $50,000 or more over 13 months. Purchases of Class B and Class C shares may be used toward meeting the letter of intent.

 . Cumulative Purchase Discount - You may be entitled to a reduced sales charge if your "total investment" reaches a breakpoint for a reduced sales charge. The total investment is determined by adding the amount of your current purchase in the Fund, including the applicable sales charge, to the current public offering price of all series and classes of shares of the CDC Nvest Funds held by you in one or more accounts. If your total investment exceeds a sales charge breakpoint in the table above, the lower sales charge applies to entire amount of your current purchase in the Fund.

 . Combining Accounts - allows you to combine shares of multiple CDC Nvest
   Funds and classes for purposes of calculating your sales charge.

     Individual Accounts: You may elect to combine your purchase(s) and your total investment, as defined above, with the purchases and total investment of your spouse, parents, children, siblings, in-laws, grandparents, grandchildren, individual fiduciary accounts, sole proprietorships, single trust estates and any other individuals acceptable to the Distributor.

     Certain Retirement Plan Accounts: The Distributor may, in its discretion, combine the purchase(s) and total investment of all qualified participants in the same retirement plan for purposes of determining the availability of a reduced sales charge.

   In most instances, individual accounts may not be linked with certain retirement plan accounts for the purposes of calculating sales charges. SIMPLE IRA contributions will automatically be linked with those of other participants in the same SIMPLE IRA Plan (Class A shares only). SIMPLE IRA accounts may not be linked with any other CDC Nvest Funds account for rights of accumulation. Please refer to the SAI for more detailed information on combining accounts.

   The above-listed ways to reduce front-end sales chares may not apply to the Money Market Fund unless shares are purchased through an exchange from another CDC Nvest Fund.

  Eliminating Front-End Sales Charges and CDSCs

   Class A shares may be offered without front-end sales charges or a CDSC to the following individuals and institutions:

 . Any government entity that is prohibited from paying a sales charge or commission to purchase mutual fund shares;

 . Selling brokers, sales representatives, registered investment advisers, financial planners or other intermediaries under arrangements with the Distributor;

 . Fund Trustees and other individuals who are affiliated with any CDC Nvest
   Fund or Money Market Fund (this also applies to any spouse, parents, children, siblings, grandparents, grandchildren and in-laws of those mentioned);

 . Participants in certain Retirement Plans with $1 million or more in total plan assets or with at least 100 eligible employees;

 . Non-discretionary and non-retirement accounts of bank trust departments or trust companies only if they principally engage in banking or trust activities;

 . Investments of $5 million or more by corporations purchasing shares for their own accord, credit unions, or bank trust departments and trust companies with discretionary accounts which they hold in a fiduciary capacity; and

 . Investments of $25,000 or more in CDC Nvest Funds or the Money Market Fund by clients of an adviser or subadviser to any CDC Nvest Fund or the Money Market Fund.

Repurchasing Fund Shares

   You may apply proceeds from redeeming Class A shares of the Funds (without paying a front-end sales charge) to repurchase Class A shares of any CDC Nvest Fund. To qualify, you must reinvest some or all of the proceeds within 120 days after your redemption and notify CDC Nvest Funds or your financial representative at the time of reinvestment that you are taking advantage of this privilege. You may reinvest your proceeds either by returning the redemption check or by sending a new check for some or all of the redemption amount. Please note: for federal income tax purposes, a redemption is a sale that involves tax consequences, even if the proceeds are later reinvested. Please consult your tax adviser to discuss how a redemption would affect you.

   If you repurchase Class A shares of $1 million or more within 30 days after you redeem such shares, the Distributor will rebate the amount of the CDSC charged on the redemption.

  Eliminating the CDSC

   As long as the Distributor is notified at the time you sell, the CDSC for Class A shares will generally be eliminated in the following cases: (1) to make distributions from a Retirement Plan (a plan termination or total plan redemption may incur a CDSC); (2) to make payments through a systematic withdrawal plan; or (3) due to shareholder death or disability.

Class B Shares

   The offering price of Class B shares is their net asset value, without a front-end sales charge. However, there is a CDSC on shares that you sell within six years of buying them. The amount of the CDSC, if any, declines each year that you own your shares (except in the 3/rd/ and 4/th/ years, which have the same CDSC). The holding period for purposes of timing the conversion to Class A shares and determining the CDSC will continue to run after an exchange to Class B shares of another CDC Nvest Fund. The CDSC equals the following percentages of the dollar amounts subject to the charge:

                   Class B Contingent Deferred Sales Charges
                 Year Since Purchase CDSC on Shares Being Sold
                         1st                   5.00%
                         2nd                   4.00%
                         3rd                   3.00%
                         4th                   3.00%
                         5th                   2.00%
                         6th                   1.00%
                       thereafter              0.00%

  Eliminating the CDSC

   As long as the Distributor is notified at the time you sell, the CDSC for Class B shares will be generally be eliminated in the following cases: (1) to make distributions from a Retirement Plan (a plan termination or total plan redemption may incur a CDSC); (2) to make payments through a systematic withdrawal plan; or (3) due to shareholder death or disability.

Class C Shares

   The offering price of Class C shares is their net asset value, without a front-end sales charge. Class C shares are subject to a CDSC of 1.00% on redemptions made within one year of the date of purchase. The holding period for determining the CDSC will continue to run after an exchange to Class C shares of another CDC Nvest Fund.

                   Class C Contingent Deferred Sales Charges
                 Year Since Purchase CDSC on Shares Being Sold
                        1st                    1.00%
                     thereafter                0.00%

  Eliminating the CDSC

   As long as the Distributor is notified at the time you sell, the CDSC for Class C shares will be generally be eliminated in the following cases: (1) to make distributions from a Retirement Plan (a plan termination or total plan redemption may incur a CDSC); (2) to make payments through a systematic withdrawal plan; or (3) due to shareholder death or disability.

How the CDSC Is Applied to Your Shares

   The CDSC is a sales charge you pay when you redeem certain Fund shares. The
CDSC:

 . is calculated based on the number of shares you are selling;

 . is based on either your original purchase price or the current net asset value of the shares being sold, whichever is lower;

 . is deducted from the proceeds of the redemption, not from the amount remaining in your account; and

 . for year one applies to redemptions through the day that is one year after the date on which your purchase was accepted, and so on for subsequent years.

A CDSC will not be charged on:

 . increases in net asset value above the purchase price; or

 . shares you acquired by reinvesting your dividends or capital gains distributions.

   To keep your CDSC as low as possible, each time that you place a request to sell shares we will first sell any shares in your account that carry no CDSC. If there are not enough of these shares available to meet your request, we will sell the shares with the lowest CDSC.

Exchanges into Shares of the Money Market Fund

   If you exchange shares of a Fund into shares of the Money Market Fund, the holding period for purposes of determining the CDSC and conversion into Class A shares stops until you exchange back into shares of another CDC Nvest Fund. If you choose to redeem those Money Market Fund shares, a CDSC may apply.

Class Y Shares

   Class Y shares are not subject to any front-end sales charge or CDSC.

Self-Servicing Your Account

   Buying or selling shares is easy with the services described below:

CDC Nvest Funds Personal Access Line(R)

   800-225-5478, press 1

CDC Nvest Funds Web Site

   www.cdcnvestfunds.com

   You have access to your account 24 hours a day by calling the Personal Access Line(R) from a touch-tone telephone or by visiting us online. Using these customer service options, you may:

 . purchase, exchange or redeem shares in your existing accounts (certain restrictions may apply);

 . review your account balance, recent transactions, Fund prices and recent performance;

 . order duplicate account statements; and

 . obtain tax information.

   Please see the following pages for other ways to buy, exchange or sell your shares.

                     BUYING, SELLING AND EXCHANGING SHARES

Buying Shares

                         Opening an Account          Adding to an Account
  Through Your      .   Call your investment dealer for information about
  Investment Dealer    opening or adding to an account. Dealers may also
                       charge you a processing or service fee in
                       connection with the purchase of fund shares.

  By Mail           .   Make out a check in      .   Make out a check in
                       U.S. dollars for the         U.S. dollars for the
                       investment amount,           investment amount,
                       payable to "CDC              payable to "CDC
                       Nvest Funds." Third          Nvest Funds." Third
                       party checks and             party checks and
                       "starter" checks will        "starter" checks will
                       not be accepted.             not be accepted.

                    .   Mail the check with      .   Complete the
                       your completed               investment slip from
                       application to CDC           an account statement
                       Nvest Funds, P.O.            or include a letter
                       Box 219579, Kansas           specifying the Fund
                       City, MO 64121-9579.         name, your class of
                                                    shares, your account
                                                    number and the
                                                    registered account
                                                    name(s).

  By Exchange (See the section "Exchanging Shares" for more details.)

                    .   Obtain a current         .   Call your investment
                       prospectus for the           dealer or CDC Nvest
                       Fund into which you          Funds at 800-225-5478
                       are exchanging by            or (for Classes A, B
                       calling your                 and C shares) visit
                       investment dealer or         www.cdcnvestfunds.com
                       CDC Nvest Funds at           to request an exchange.
                       800-225-5478.

                    .   Call your investment
                       dealer or CDC Nvest
                       Funds or visit
                       www.cdcnvestfunds.com
                       to request an exchange.

                            Opening an Account        Adding to an Account
 By Wire
                        .   Opening an account     .   Visit
                           by wire is not             www.cdcnvestfunds.com
                           available.                 to add shares to your
                                                      account by wire (for
                                                      Classes A, B and C
                                                      shares). Instruct your
                                                      bank to transfer funds
                                                      to State Street Bank &
                                                      Trust Company, ABA
                                                      #011000028, and
                                                      DDA #99011538.

                                                   .   Specify the Fund
                                                      name, your class of
                                                      shares, your account
                                                      number and the
                                                      registered account
                                                      name(s). Your bank
                                                      may charge you for
                                                      such a transfer.

 Through Automated      .   Although you           .   Call CDC Nvest Funds
 Clearing House ("ACH")    cannot open an             at 800-225-5478 or
                           account through            (for Classes A, B and
                           ACH, you may add           C shares) visit
                           this feature by            www.cdcnvestfunds.com
                           selecting it on your       to add shares to your
                           account application.       account through ACH.

                        .   Ask your bank or       .   If you have not signed
                           credit union whether       up for the ACH
                           it is a member of the      system, please call
                           ACH system.                CDC Nvest Funds or
                                                      visit
                                                      www.cdcnvestfunds.com
                                                      for a Service Options
                                                      Form. A signature
                                                      guarantee may be
                                                      required to add this
                                                      privilege.

                           Opening an Account        Adding to an Account
    Automatic Investing .   Indicate on your      .   Please call CDC Nvest
    Through Investment     application that you      Funds at 800-225-5478
    Builder                would like to begin       or (for Classes A, B
                           an automatic              and C shares) visit
                           investment plan           www.cdcnvestfunds.com
                           through Investment        for a Service Options
                           Builder and the           Form. A signature
                           amount of the             guarantee may be
                           monthly investment        required to add this
                           ($25 minimum).            privilege.

                        .   Include a check       .   See the section
                           marked "Void" or a        "Additional Investor
                           deposit slip from         Services."
                           your bank account.

Selling Shares

                      To Sell Some or All of Your Shares

   Certain restrictions may apply. See the section "Restrictions on Buying, Selling and Exchanging Shares."

  Through Your      .   Call your investment dealer for information. Dealers
  Investment Dealer    may also charge you a processing or service fee in
                       connection with the redemption of fund shares.

  By Mail           .   Write a letter to request a redemption. Specify the
                       name of your Fund, class of shares, account number,
                       the exact registered account name(s), the number of
                       shares or the dollar amount to be redeemed and the
                       method by which you wish to receive your proceeds.
                       Additional materials may be required. See the
                       section "Selling Shares in Writing."

                    .   The request must be signed by all of the owners of
                       the shares and must include the capacity in which
                       they are signing, if appropriate.

                    .   Mail your request by regular mail to CDC Nvest
                       Funds, P.O. Box 219579, Kansas City, MO 64121-
                       9579 or by registered, express or certified mail to
                       CDC Nvest Funds, 330 West 9th Street, Kansas
                       City, MO 64105-1514.

                     .   Your proceeds (less any applicable CDSC) will be
                        delivered by the method chosen in your letter.
                        Proceeds delivered by mail will generally be mailed
                        to you on the business day after the request is
                        received in good order.

   By Exchange (See the section "Exchanging Shares" for more details.)

                     .   Obtain a current prospectus for the Fund into which
                        you are exchanging by calling your investment
                        dealer or CDC Nvest Funds at 800-225-5478.

                     .   Call CDC Nvest Funds or (for Classes A, B and C
                        shares) visit www.cdcnvestfunds.com to request an
                        exchange.

   By Wire           .   Complete the "Bank Information" section on your
                        account application.

                     .   Call CDC Nvest Funds at 800-225-5478 or (for
                        Classes A, B and C shares) visit
                        www.cdcnvestfunds.com or indicate in your
                        redemption request letter (see above) that you wish
                        to have your proceeds wired to your bank.

                     .   Proceeds (less any applicable CDSC) will generally
                        be wired on the next business day. A wire fee
                        (currently $5.00) will be deducted from the
                        proceeds. Your bank may charge you a fee to
                        receive the wire.

   Through Automated .   Ask your bank or credit union whether it is a
   Clearing House       member of the ACH system.

                     .   Complete the "Bank Information" section on your
                        account application.

                     .   If you have not signed up for the ACH system on
                        your application, please call CDC Nvest Funds at
                        800-225-5478 or visit www.cdcnvestfunds.com for
                        a Service Options Form.

                     .   Call CDC Nvest Funds or (for Classes A, B and C
                        shares) visit www.cdcnvestfunds.com to request an
                        ACH redemption.

                     .   Proceeds (less any applicable CDSC) will generally
                        arrive at your bank within three business days.


     By Telephone .   Call CDC Nvest Funds at 800-225-5478 to choose
                     the method you wish to use to redeem your shares.
                     You may receive your proceeds by mail, by wire or
                     through ACH (see above).

     By Systematic Withdrawal Plan (See the section "Additional Investor
     Services" for more details.)

                  .   Call CDC Nvest Funds at 800-225-5478 or your
                     financial representative for more information.

                  .   Because withdrawal payments may have tax
                     consequences, you should consult your tax adviser
                     before establishing such a plan.

     By Check (for Class A shares only)

                  .   Select the checkwriting option on your application
                     and complete the signature card.

                  .   To add this privilege to an existing account, call
                     CDC Nvest Funds at 800-225-5478 for a Service
                     Options Form.

                  .   Each check must be written for $500 or more.

                  .   You may not close your account by withdrawal
                     check. Please call your financial representative or
                     CDC Nvest Funds to close an account.

Selling Shares in Writing

   If you wish to redeem your shares in writing, all owners of the shares must sign the redemption request in the exact names in which the shares are registered and indicate any special capacity in which they are signing. In certain situations, you will be required to make your request to sell shares in writing. In these instances, a letter of instruction signed by the authorized owner is necessary. In certain situations, we also may require a medallion signature guarantee or additional documentation.

   A medallion signature guarantee protects you against fraudulent orders and is necessary if:

 . your address of record has been changed within the past 30 days;

 . you are selling more than $100,000 worth of shares and you are requesting the proceeds by check;

 . a proceeds check for any amount is either mailed to an address other than the address of record or not payable to the registered owner(s); or

 . the proceeds are sent by check, wire, or in some circumstances ACH to a bank account whose owner(s) do not match the owner(s) of the fund account.

   A notary public cannot provide a medallion signature guarantee. The Funds will only accept medallion signature guarantees bearing the STAMP2000 Medallion imprint. A medallion signature guarantee can be obtained from one of the following sources:

 . a financial representative or securities dealer;

 . a federal savings bank, cooperative, or other type of bank;

 . a savings and loan or other thrift institution;

 . a credit union; or

 . a securities exchange or clearing agency.

   The table below shows some situations in which additional documentation may be necessary. Please call your financial representative or CDC Nvest Funds regarding requirements for other account types.

Seller (Account Type)               Requirements for Written Requests
-----------------------------------------------------------------------------------
Qualified retirement benefit        .   The request must include the signatures
  plans (except CDC Nvest              of all those authorized to sign, including
  Funds prototype documents)           title.
                                    .   Medallion signature guarantee, if
                                       applicable (see above).

                                    .   Additional documentation and
                                       distribution forms may be required.

-----------------------------------------------------------------------------------

Individual Retirement Accounts      .   Additional documentation and
                                       distribution forms may be required.
-----------------------------------------------------------------------------------

Individual, joint, sole proprietor- .   The request must include the signatures
  ship, UGMA/UTMA (minor               of all persons authorized to sign,
  accounts)                            including title, if applicable.

                                    .   Medallion signature guarantee, if
                                       applicable (see above).

                                    .   Additional documentation may be
                                       required.
-----------------------------------------------------------------------------------

Seller (Account Type)          Requirements for Written Requests
---------------------------------------------------------------------------------
Corporate or association       .   The request must include the signatures
  accounts                        of all persons authorized to sign,
                                  including title.

                               .   Certified copy of corporate resolution or
                                  similar documents.
---------------------------------------------------------------------------------

Owners or trustees of trust    .   The request must include the signatures
  accounts                        of all trustees authorized to sign,
                                  including title.

                               .   If the names of the trustees are not
                                  registered on the account, please provide
                                  a copy of the trust document certified
                                  within the past 60 days.

                               .   Medallion signature guarantee, if
                                  applicable (see above).
---------------------------------------------------------------------------------

Joint tenancy whose co-tenants .   The request must include the signatures
  are deceased                    of all surviving tenants of the account.

                               .   Certified copy of the death certificate.

                               .   Medallion signature guarantee if
                                  proceeds check is issued to other than the
                                  surviving tenants.
---------------------------------------------------------------------------------

Power of Attorney (POA)        .   The request must include the signatures
                                  of the attorney-in-fact, indicating such
                                  title.

                               .   A medallion signature guarantee.

                               .   Certified copy of the POA document
                                  stating it is still in full force and effect,
                                  specifying that the grantor is alive, the
                                  exact Fund and account number, and
                                  certified within 30 days of receipt of
                                  instructions.*
---------------------------------------------------------------------------------

  Seller (Account Type)        Requirements for Written Requests
  ----------------------------------------------------------------------------
  Executors of estates, admin- .   The request must include the signatures
    istrators, guardians, con-    of all those authorized to sign, including
    servators                     capacity.

                               .   A medallion signature guarantee.

                               .   Certified copy of court document where
                                  signer derives authority, e.g., Letters of
                                  Administration, Conservatorship and
                                  Letters Testamentary.*
  ----------------------------------------------------------------------------

* Certification may be made on court documents by the court, usually certified by the clerk of the court. Power of Attorney certification may be made by a commercial bank, broker/member of a domestic stock exchange or a practicing attorney.

Exchanging Shares

   In general, you may exchange shares of your Fund for shares of the same class of another CDC Nvest Fund or series of Loomis Sayles Funds that offers such class of shares, without paying a sales charge or a CDSC (see the sections "Buying Shares" and "Selling Shares"). The exchange must be for the minimum to open an account (or the total net asset value of your account, whichever is less), or $100 if made under the Automatic Exchange Plan (see the section "Additional Investor Services"). All exchanges are subject to the eligibility requirements of the fund into which you are exchanging and any other limits on sales of or exchanges into that fund. The exchange privilege may be exercised only in those states where shares of such funds may be legally sold. For federal income tax purposes, an exchange of fund shares for shares of another fund is generally treated as a sale on which gain or loss may be recognized. Subject to the applicable rules of the SEC, the Board of Trustees reserves the right to modify the exchange privilege at any time. Before requesting an exchange into any other fund, please read its prospectus carefully. Please refer to the SAI for more detailed information on exchanging Fund shares.

Restrictions on Buying, Selling and Exchanging Shares

   Frequent purchases and redemptions of Fund shares may present certain risks for other shareholders in the Fund. This includes the risk of diluting the value of Fund shares held by long-term shareholders, interfering with the efficient management of the Fund's portfolio, and increasing brokerage and administrative costs. Funds investing in securities that require special valuation processes (such as foreign securities, high yield securities or small cap securities) may also have increase exposure to these risks. The Fund discourages excessive, short-term trading that may be detrimental to the Fund and its shareholders. The Board of Trustees has adopted the following policies with respect to frequent purchases and redemptions of Fund shares.

   The Fund reserves the right to suspend or change the terms of purchasing or exchanging shares. The Fund and the Distributor reserve the right to refuse or limit any purchase or exchange order for any reason, including if the transaction is deemed not to be in the best interests of the Fund's other shareholders or possibly disruptive to the management of the Fund.

   Limits on Frequent Trading. Without limiting the right of the Fund and the Distributor to refuse any purchase or exchange order, the Fund and the Distributor may (but are not obligated to) restrict purchases and exchanges for the accounts of "market timers." With respect to exchanges, an account may be deemed to be one of a market timer if (i) more than two exchange purchases of any Fund are made for the account over a 90-day interval as determined by the Fund; or (ii) the account makes one or more exchange purchases of any Fund over a 90-day interval as determined by the Fund in an aggregate amount in excess of 1% of the Fund's total net assets. With respect to new purchases of a Fund, an account may be deemed to be one of a market timer if (i) more than twice over a 90-day interval as determined by the Fund, there is a purchase in a Fund followed by a subsequent redemption; or (ii) there are two purchases into a Fund by an account, each followed by a subsequent redemption over a 90-day interval as determined by the Fund in an aggregate amount in excess of 1% of the Fund's total net assets. The preceding are not exclusive lists of activities that the Fund and the Distributor may consider to be "market timing."

   Trade Activity Monitoring. Trading activity is monitored selectively on a daily basis in an effort to detect excessive short-term trading activities. If the Fund or the Distributor believes that a shareholder or financial intermediary has engaged in market timing or other excessive, short-term trading activity, it may, in its discretion, request that the shareholder or financial intermediary stop such activities or refuse to process purchases or exchanges in the accounts. In its discretion, the Fund or the Distributor may restrict or prohibit transactions by such identified shareholders or intermediaries. In making such judgments, the Fund and the Distributor seek to act in a manner that they believe is consistent with the best interests of all shareholders. The Fund and the Distributor also reserve the right to notify financial intermediaries of your trading activity. Because the Fund and the Distributor will not always be able to detect market timing activity, investors should not assume the Fund will be able to detect or prevent all market timing or other trading practices that may disadvantage the Fund. For example, the ability of the Fund and the Distributor to monitor trades that are placed by omnibus or other nominee accounts is severely limited in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the record of a Fund's underlying beneficial owners.

Purchase Restrictions

   The Fund is required by federal regulations to obtain certain personal information from you and to use that information to verify your identity. The Fund may not be able to open your account if the requested information is not provided. The Fund reserves the right to refuse to open an account, close an account and redeem your shares at the then current price or take other such steps that the Fund deems necessary to comply with federal regulations if your identity cannot be verified.

Selling Restrictions

   The table below describes restrictions placed on selling shares of the Fund described in this Prospectus:

Restriction                Situation
----------------------------------------------------------------------------------
The Fund may suspend       . When the New York Stock Exchange (the
the right of redemption     "Exchange") is closed (other than a weekend/holiday)
or postpone payment for
more than 7 days:          . During an emergency

                           . During any other period permitted by the SEC
----------------------------------------------------------------------------------

The Fund reserves the      . With a notice of a dispute between registered owners
right to suspend account
services or refuse trans-  . With suspicion/evidence of a fraudulent act action requests:
----------------------------------------------------------------------------------

The Fund may pay the       . When it is detrimental for the Fund to make cash
redemption price in         payments as determined in the sole discretion of the
whole or in part by a dis-  adviser
tribution in kind of read-
ily marketable securities
in lieu of cash or may
take up to 7 days to pay a
redemption request in
order to raise capital:
----------------------------------------------------------------------------------

The Fund may withhold      . When redemptions are made within 10 calendar days
redemption proceeds         of purchase by check or ACH of the shares being
until the check or funds    redeemed
have cleared:
----------------------------------------------------------------------------------

   If you hold certificates representing your shares, they must be sent with your request for it to be honored.

   It is recommended that certificates be sent by registered mail.

   Although most redemptions are made in cash, as described in the SAI, the Fund reserves the right to redeem shares in kind.

Small Account Policy

   The Fund assesses a minimum balance fee on an annual basis for accounts that fall below the minimum amount required to establish an account, as previously described in this Prospectus. The minimum balance fee is assessed by the automatic redemption of shares in the account in an amount sufficient to pay the fee. This minimum balance fee does not apply to accounts with active investment builder and payroll deduction programs, accounts that fall below the minimum as a result of the automatic conversion from Class B shares to Class A shares, accounts held through the National Securities Clearing Corporation, or retirement accounts. In its discretion, the Fund may also close the account and send the account holder the proceeds if the account falls below the minimum amount.

                          HOW FUND SHARES ARE PRICED

   "Net asset value" is the price of one share of the Fund without a sales charge, and is calculated each business day using this formula:

                  Total market value of securities + Cash and other assets - Liabilities
Net Asset Value = ----------------------------------------------------------------------
                                       Number of outstanding shares

   The net asset value of Fund shares is determined according to this schedule:

 . A share's net asset value is determined at the close of regular trading on the Exchange on the days the Exchange is open for trading. This is normally 4:00 p.m. Eastern time. Generally, Fund shares will not be priced on the days on which the Exchange is closed for trading. However, in Loomis Sayles' discretion, Fund shares may be priced on a day the Exchange is closed for trading if Loomis Sayles in its discretion determines that there has been enough trading in that Fund's portfolio securities to materially affect the net asset value of the Fund's shares. This may occur, for example, if the Exchange is closed but the fixed income markets are open for trading. In addition, Fund shares will not be priced on the holidays listed in the SAI. See the section "Net Asset Value and Public Offering Price" in the SAI for more details.

 . The price you pay for purchasing, redeeming or exchanging a share will be based upon the net asset value next calculated by the Fund's custodian (plus or minus applicable sales charges as described earlier in this Prospectus) after your order is received "in good order."

 . Requests received by the Distributor after the Exchange closes will be processed based upon the net asset value determined at the close of regular trading on the next day that the Exchange is open, with the exception that those orders received by your investment dealer before the close of the Exchange and received by the Distributor from the investment dealer before 5:00 p.m. Eastern time* on the same day will be based on the net asset value determined on that day.

   A Fund significantly invested in foreign securities may have net asset value changes on days when you cannot buy or sell its shares.

* Under limited circumstances, the Distributor may enter into contractual agreements pursuant to which orders received by your investment dealer before the close of the Exchange and transmitted to the Distributor prior to 9:30 a.m. on the next business day are processed at the net asset value determined on the day the order was received by your investment dealer.

   Generally, during times of substantial economic or market change, it may be difficult to place your order by phone. During these times, you may deliver your order in person to the Distributor or send your order by mail as described in the sections "Buying Shares" and "Selling Shares."

   Generally, Fund securities are valued as follows:

   Equity securities - market price or as provided by a pricing service if market price is unavailable.

   Debt securities (other than short-term obligations) - based upon pricing service valuations, which determine valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

   Short-term obligations (remaining maturity of less than 60 days) - amortized cost (which approximates market value).

   Securities traded on foreign exchanges - market price on the non-U.S. exchange, unless the Fund believes that an occurrence after the close of that exchange will materially affect the security's value. In that case, the security may be fair valued at the time the Fund determines its net asset value by or pursuant to procedures approved by the Board of Trustees. When fair valuing its securities, the Fund may, among other things, use modeling tools or other processes that may take into account factors such as securities market activity and/or significant events that occur after the close of the local market and before the time the Fund's net asset value is calculated.

   Options - last sale price, or if not available, last offering price.

   Futures - unrealized gain or loss on the contract using current settlement price. When a settlement price is not used, futures contracts will be valued at their fair value as determined by or pursuant to procedures approved by the Board of Trustees.

   All other securities - fair market value as determined by the adviser of the Fund pursuant to procedures approved by the Board of Trustees.

   Because of fair value pricing, as described above for "Securities traded on foreign exchanges" and "All other securities," securities may not be priced on the basis of quotations from the primary market in which they are traded but rather may be priced by another method that the Board of Trustees believes is more likely to result in a price that reflects fair value (which is the amount that the Fund might reasonably expect to receive from a current sale of the security in the ordinary course of business). The Fund may also value securities at fair value or estimate their value pursuant to procedures approved by the Board of Trustees in other circumstances such as when extraordinary events occur after the close of the relevant market but prior to the close of the Exchange. This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer's security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets).

                          DIVIDENDS AND DISTRIBUTIONS

   The Fund generally distributes most or all of its net investment income (other than capital gains) in the form of dividends. The Fund declares dividends for each class daily and pays them monthly. The net investment income accruing on Saturdays, Sundays and other days on which the Exchange is closed is declared as a dividend on the immediately following business day. The Fund expects to distribute all net realized long- and short-term capital gains annually, after applying any available capital loss carryovers. To the extent permitted by law, the Board of Trustees may adopt a different schedule as long as payments are made at least annually.

   Distributions will automatically be reinvested in shares of the same class of the distributing Fund at net asset value, unless you select one of the following alternatives:

 . Participate in the Dividend Diversification Program, which allows you to have all dividends and distributions automatically invested at net asset value in shares of the same class of another CDC Nvest Fund registered in your name. Certain investment minimums and restrictions may apply. For more information about this program, see the section "Additional Investor Services."

 . Receive distributions from dividends and interest in cash while reinvesting distributions from capital gains in additional shares of the same class of the Fund, or in the same class of another CDC Nvest Fund.

 . Receive all distributions in cash.

   For more information or to change your distribution option, contact CDC Nvest Funds in writing or call 800-225-5478.

   If you earn more than $10 annually in taxable income from a CDC Nvest Fund held in a non-retirement plan account, you will receive a Form 1099 to help you report the prior calendar year's distributions on your federal income tax return. This information will also be reported to the Internal Revenue Service. Be sure to keep this Form 1099 as a permanent record. A fee may be charged for any duplicate information requested.

                               TAX CONSEQUENCES

   The Fund intends to meet all requirements under Subchapter M of the Internal Revenue Code (the "Code") necessary to qualify for treatment as a "regulated investment company" and thus does not expect to pay any federal income tax on income and capital gains distributed to shareholders.

   Distributions from the Fund. For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions of net capital gains from the sale of investments that the Fund owned for more than one year and that are properly designated by the Fund as capital gain dividends will be taxable as long-term capital gains. Distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income. For taxable years beginning on or before December 31, 2008, distributions of investment income designated by the Fund as derived from "qualified dividend income" will be taxed in the hands of individuals at the reduced long-term capital gain rates described below. "Qualified dividend income" generally includes dividends from domestic and some foreign corporations. It does not include income from fixed-income securities. In addition, the Fund must meet holding period and other requirements with respect to the dividend paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund's shares for such distributions to be eligible for treatment as qualified dividend income.

   For taxable years beginning on or before December 31, 2008, long-term capital gain rates applicable to individuals have been temporarily reduced. For more information, see the SAI, under "Income Dividends, Capital Gain Distributions and Tax Status."

   Distributions are taxable to shareholders even if they are paid from income or gains earned by the Fund before a shareholder's investment (and thus were included in the price the shareholder paid). Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares.

   The Fund's investments in foreign securities may be subject to foreign withholding and other taxes. In that case, the Fund's yield on those securities would be decreased. We do not expect shareholders to be entitled to claim a credit or deduction with respect to foreign taxes in any Fund that invests 50% or less of its assets in foreign securities. In addition, the Fund's investments in foreign securities or foreign currencies may increase or accelerate the Fund's recognition of ordinary income and may affect the timing or amount of the Fund's distributions. Because the Funds invest in foreign securities, shareholders should consult their tax advisers about consequences of their investments under foreign laws.

   Dividends derived from interest on securities issued by the U.S. government or its agencies or instrumentalities may be exempt from state and local income taxes. The Fund advises shareholders of the proportion of the Fund's dividends that are derived from such interest.

   The Fund's investments in certain debt obligations may cause that Fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements. Income generated by investments in fixed-income securities is not eligible for treatment as qualified dividend income.

   Sales or Exchanges of Fund Shares. The redemption, sale or exchange of Fund shares (including an exchange of Fund shares for shares of another CDC Nvest Fund or Money Market Fund) is a taxable event and may result in the recognition of a gain or loss. Gain or loss, if any, recognized on the redemption, sale, exchange or other disposition of Fund shares will be taxed as a long-term capital gain or loss if the shares are capital assets in the shareholder's hands and if the shareholder held the shares for more than one year.

   In general, dividends (other than capital gain dividends) paid to a shareholder that is not a "U.S. person" within the meaning of the Code (such shareholder, a "foreign person") are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate). However, under the American Jobs Creation Act of 2004 (the "2004 Act"), effective for taxable years of the Fund beginning after December 31, 2004 and before January 1, 2008, the Fund generally will not be required to withhold any amounts with respect to distributions of (i) U.S.-source interest income that would not be subject to U.S. federal income tax if earned directly by an individual foreign person, and
(ii) net short-term capital gains in excess of net long-term capital losses, in each case to the extent such distributions are properly designated by the Fund. The provision will first apply to the Fund in its taxable year beginning October 1, 2005.

   You should consult your tax adviser for more information on your own situation, including possible foreign, state or local taxes.

                      COMPENSATION TO SECURITIES DEALERS

   As part of their business strategies, the Fund pays securities dealers that sell its shares. This compensation originates from two sources: sales charges (front-end or deferred) and 12b-1 fees (comprising the annual service and/or distribution fees paid under a plan adopted pursuant to Rule 12b-1 under the 1940 Act). (Class Y shares are not subject to sales charges and do not pay 12b-1 fees). The sales charges are detailed in the section "How Sales Charges Are Calculated." Each of Class A, B and C shares pays an annual service fee of 0.25% of its average daily net assets. In addition to a service fee, the Fund's Class B shares pay an annual distribution fee of 0.75% of their average daily net assets for 8 years (at which time they automatically convert into Class A shares). Class C shares are subject to an annual distribution fee of 0.75% of their average daily net assets. Generally, the 12b-1 fees are paid to securities dealers on a quarterly basis. The Distributor retains the first year of such fees for Class B and Class C shares. Some or all of such fees may also be paid to financial institutions that finance the payment of commissions or similar charges on Class B shares. Because these distribution fees are paid out of the Fund's assets on an ongoing basis, over time these fees for Class B and Class C shares will increase the cost of your investment and may cost you more than paying the front-end sales charge on Class A shares.

   The Distributor and its affiliates may, out of their own resources, make payments in addition to the payments described above to dealers which satisfy certain criteria established from time to time by the Distributor. Payments may vary based on net sales, the length of time assets of a dealer's clients have remained invested in the Funds, and other factors. See the SAI for more details.

                         ADDITIONAL INVESTOR SERVICES

Retirement Plans

   CDC Nvest Funds offer a range of retirement plans, including Coverdell Education Savings Accounts, IRAs, SEPs, SARSEPs*, SIMPLE IRAs, 403(b) plans and other pension and profit sharing plans. Refer to the section "It's Easy to Open an Account" for investment minimums. For more information about our Retirement Plans, call us at 800-225-5478.

Investment Builder Program

   This is CDC Nvest Funds' automatic investment plan. You may authorize automatic monthly transfers of $25 or more from your bank checking or savings account to purchase shares of one or more CDC Nvest Funds. To join the Investment Builder Program, please refer to the section "Buying Shares."

Dividend Diversification Program

   This program allows you to have all dividends and any other distributions automatically invested in shares of the same class of another CDC Nvest Fund or Money Market Fund, subject to the eligibility requirements of that other fund and to state securities law requirements. Shares will be purchased at the selected Fund's net asset value without a front-end sales charge or CDSC on the dividend record date. Before establishing a Dividend Diversification Program into any other CDC Nvest Fund or Money Market Fund, please read its prospectus carefully.

Automatic Exchange Plan

   CDC Nvest Funds have an automatic exchange plan under which shares of a class of a CDC Nvest Fund are automatically exchanged each month for shares of the same class of another CDC Nvest Fund or Money Market Fund. There is no fee for exchanges made under this plan, but there may be a sales charge in certain circumstances. Please see the section "Exchanging Shares" above and refer to the SAI for more information on the Automatic Exchange Plan.

Systematic Withdrawal Plan

   This plan allows you to redeem shares and receive payments from your Fund on a regular schedule. Redemption of shares that are part of the Systematic Withdrawal Plan is not subject to a CDSC. However, the amount or percentage you specify in the plan may not exceed, on an annualized basis, 10% of the value of your Fund account based upon the value of your Fund account on the day you establish your plan. For information on establishing a Systematic Withdrawal Plan, please refer to the section "Selling Shares."

CDC Nvest Funds Personal Access Line(R)

   This automated customer service system allows you to have access to your account 24 hours a day by calling 800-225-5478, and pressing 1. With a touch-tone telephone, you can obtain information about your current account balance, recent transactions, Fund prices and recent performance. You may also use Personal Access Line(R) to purchase, exchange or redeem shares in any of your existing accounts. Certain restrictions may apply.

CDC Nvest Funds Web Site

   Visit us at www.cdcnvestfunds.com to review your account balance and recent transactions, to view daily prices and performance information or to order duplicate account statements and tax information. You may also go online to purchase, exchange or redeem shares in your existing accounts. Certain restrictions may apply.

* Effective January 1, 1997, the Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) IRA became available, replacing SARSEP plans. SARSEP plans established prior to January 1, 1997, may remain active and continue to add new employees.

                                                                     Appendix B

                 FORM OF AGREEMENT AND PLAN OF REORGANIZATION

   This Agreement and Plan of Reorganization (the "Agreement") is made as of
[          ], 2005, by and between Loomis Sayles Government Securities Fund
(the "Acquired Fund"), a series of CDC Nvest Funds Trust I, a Massachusetts business trust (the "Trust"), and Loomis Sayles Limited Term Government and Agency Fund (the "Acquiring Fund"), a series of Loomis Sayles Funds II, a Massachusetts business trust (the "Loomis Trust").

                            PLAN OF REORGANIZATION

   (a) The Acquired Fund shall sell, assign, convey, transfer and deliver to the Acquiring Fund on the Exchange Date (as defined in Section 6) all of its properties and assets, subject to liabilities. In consideration therefor, the Acquiring Fund shall, on the Exchange Date, assume all of the liabilities of the Acquired Fund existing at the Valuation Time (as defined in Section 3(c)) and deliver to the Acquired Fund a number of full and fractional Class A, Class B and Class Y shares of beneficial interest of the Acquiring Fund (the "Merger Shares") having an aggregate net asset value equal to the value of the assets of the Acquired Fund transferred to the Acquiring Fund on such date less the value of the liabilities of the Acquired Fund assumed by the Acquiring Fund on that date. It is intended that the reorganization described in this Agreement shall be a reorganization within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended and in effect from time to time (the "Code").

   (b) Upon consummation of the transactions described in paragraph (a) of this Plan of Reorganization, the Acquired Fund shall distribute the Merger Shares in complete liquidation to its shareholders of record as of the Exchange Date, each shareholder being entitled to receive that proportion of Merger Shares of each class (consisting in the case of each shareholder of Merger Shares of the same designated class as the shares of the Acquired Fund which that shareholder holds) which the number of shares of that class of the Acquired Fund held by such shareholder bears to the total number of shares of that class of the Acquired Fund outstanding on such date. Certificates representing the Merger Shares will not be issued. All issued and outstanding shares of the Acquired Fund will simultaneously be cancelled on the books of the Acquired Fund.

   (c) As soon as practicable following the liquidation of the Acquired Fund as aforesaid, the Acquired Fund shall be dissolved pursuant to the provisions of the Agreement and Declaration of Trust of the Trust, as amended, and applicable law, and its legal existence terminated. Any reporting responsibility of the Acquired Fund is and shall remain the responsibility of the Acquired Fund up to and including the Exchange Date and, if applicable, such later date on which the Acquired Fund is dissolved.

                                   AGREEMENT

   The Loomis Trust, on behalf of the Acquiring Fund, and the Trust, on behalf of the Acquired Fund, agree as follows:

   1. Representations, Warranties and Agreements of the Acquiring Fund. The Loomis Trust, and not the individual Trustees and officers thereof, on behalf of the Acquiring Fund, represents and warrants to and agrees with the Acquired Fund that:

      a. The Acquiring Fund is a series of shares of the Loomis Trust, a Massachusetts business trust duly established and validly existing under the laws of the Commonwealth of Massachusetts, and has power to own all of its properties and assets and to carry out its obligations under this Agreement. The Loomis Trust is qualified as a foreign association in every jurisdiction where required, except to the extent that failure to so qualify would not have a material adverse effect on the Loomis Trust. Each of the Loomis Trust and the Acquiring Fund has all necessary federal, state and local authorizations to carry on its business as now being conducted and to carry out this Agreement.

      b. The Loomis Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and such registration has not been revoked or rescinded and is in full force and effect.

      c. A statement of assets and liabilities, statement of operations, statement of changes in net assets and a portfolio of investments (indicating their market values) of the Acquiring Fund as of and for the period ended September 30, 2004 have been furnished to the Acquired Fund prior to the Exchange Date. Such statement of assets and liabilities and schedule fairly present the financial position of the Acquiring Fund as of such date and said statements of operations and changes in net assets fairly reflect the results of its operations and changes in net assets for the periods covered thereby in conformity with generally accepted accounting principles.

      d. Since September 30, 2004, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquiring Fund of indebtedness. For the purposes of this subparagraph (d), distributions of net investment income and net realized capital gains, changes in portfolio securities, changes in the market value of portfolio securities or net redemptions shall be deemed to be in the ordinary course of business.

      e. The Loomis Trust is not in violation in any material respect of any provisions of its Agreement and Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Loomis Trust is a party or by which the Acquiring Fund is bound, and the execution, delivery and performance of this Agreement will not result in any such violation.

      f. The prospectuses and statement of additional information of the Acquiring Fund, each dated February 1, 2004, and each as from time to time amended or supplemented (collectively, the "Acquiring Fund Prospectus"), previously furnished to the Acquired Fund, (i) conform in all material respects to the applicable requirements of the Securities Act of 1933, as amended (the "1933 Act"), and (ii) did not as of such date and do not contain, with respect to the Loomis Trust or the Acquiring Fund, any untrue statements of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

      g. There are no material legal, administrative or other proceedings pending or, to the knowledge of the Loomis Trust or the Acquiring Fund, threatened against the Loomis Trust or the Acquiring Fund, which assert liability on the part of the Loomis Trust or the Acquiring Fund. Neither the Loomis Trust nor the Acquiring Fund knows of any facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

      h. The Acquiring Fund has no known liabilities of a material nature, contingent or otherwise, other than those that will be shown as belonging to it on its statement of assets and liabilities as of September 30, 2004, and those incurred in the ordinary course of business as an investment company since such date. Prior to the Exchange Date, the Acquiring Fund will quantify and reflect on its balance sheet all of its material known liabilities and will advise the Acquired Fund of all material liabilities, contingent or otherwise, incurred by it subsequent to September 30, 2004, whether or not incurred in the ordinary course of business.

      i. As of the Exchange Date, the Acquiring Fund will have filed all federal and other tax returns and reports (giving effect to extensions) which, to the knowledge of the officers of the Loomis Trust, are required to be filed by the Acquiring Fund and has paid or will pay all federal and other taxes shown to be due on said returns or on any assessments received by the Acquiring Fund. All tax liabilities of the Acquiring Fund have been adequately provided for on its books, and no tax deficiency or liability of the Acquiring Fund has been asserted, and no question with respect thereto has been raised or is under audit, by the Internal Revenue Service or by any state, local or other tax authority for taxes in excess of those already paid.

      j. No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), the 1940 Act and state securities or blue sky laws (which term as used herein shall include the laws of the District of Columbia and of Puerto Rico).

      k. There are no material contracts outstanding to which the Acquiring Fund is a party, other than as are or will be disclosed in the Registration Statement or the Acquired Fund Proxy Statement (each as defined in Section 1(r) herein) or the Acquiring Fund Prospectus.

      l. To the best of its knowledge, all of the issued and outstanding shares of beneficial interest of the Acquiring Fund have been offered for sale and sold in conformity with all applicable federal and state securities laws (including any applicable exemptions therefrom), or the Acquiring Fund has taken any action necessary to remedy any prior failure to have offered for sale and sold such shares in conformity with such laws.

      m. The Acquiring Fund qualifies and will at all times through the Exchange Date qualify for taxation as a "regulated investment company" under Subchapter M of the Code.

      n. The issuance of the Merger Shares pursuant to this Agreement will be in compliance with all applicable federal and state securities laws.

      o. The Merger Shares to be issued to the Acquired Fund have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued Class A, Class B and Class Y shares of beneficial interest in the Acquiring Fund and will be fully paid and, except as set forth in the Registration Statement, nonassessable by the Acquiring Fund, and no shareholder of the Acquiring Fund will have any preemptive right of subscription or purchase in respect thereof.

      p. All issued and outstanding shares of the Acquiring Fund are, and at the Exchange Date will be, duly and validly issued and outstanding, fully paid and, except as set forth in the Registration Statement, nonassessable by the Acquiring Fund. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund shares, nor is there outstanding any security convertible into any of the Acquiring Fund shares, except that Class B shares of the Acquiring Fund are convertible into Class A shares of the Acquiring Fund in the manner and on the terms described in the Acquiring Fund Prospectus and the Registration Statement.

      q. The Acquiring Fund's investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in the Acquiring Fund Prospectus and the Registration Statement.

      r. The registration statement on Form N-14 (the "Registration Statement") filed with the Securities and Exchange Commission (the "Commission") by the Loomis Trust on behalf of the Acquiring Fund and relating to the Merger Shares issuable hereunder, and the proxy statement of the Acquired Fund relating to the meeting of the Acquired Fund's shareholders referred to in Section 7 herein

(together with the documents incorporated therein by reference, the "Acquired Fund Proxy Statement"), on the effective date of the Registration Statement (i) complied in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time of the shareholders' meeting referred to in
Section 7 and on the Exchange Date, the prospectus which is contained in the Registration Statement, as amended or supplemented by any amendments or supplements filed with the Commission by the Loomis Trust, and the Acquired Fund Proxy Statement did not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that none of the representations and warranties in this subparagraph (r) shall apply to statements in or omissions from the Registration Statement or the Acquired Fund Proxy Statement made in reliance upon and in conformity with information furnished by the Acquired Fund for use in the Registration Statement or the Acquired Fund Proxy Statement.

   2. Representations, Warranties and Agreements of the Acquired Fund. The Trust, and not the individual Trustees and officers thereof, on behalf of the Acquired Fund, represents and warrants to and agrees with the Acquiring Fund that:

      a. The Acquired Fund is a series of shares of the Trust, a Massachusetts business trust duly established and validly existing under the laws of the Commonwealth of Massachusetts, and has power to own all of its properties and assets and to carry out this Agreement. The Trust is qualified as a foreign association in every jurisdiction where required, except to the extent that failure to so qualify would not have a material adverse effect on the Trust. Each of the Trust and the Acquired Fund has all necessary federal, state and local authorizations to own all of its properties and assets and to carry on its business as now being conducted and to carry out this Agreement.

      b. The Trust is registered under the 1940 Act as an open-end management investment company, and such registration has not been revoked or rescinded and is in full force and effect.

      c. A statement of assets and liabilities, statement of operations, statement of changes in net assets and a schedule of investments (indicating their market values) of the Acquired Fund as of and for the period ended September 30, 2004 have been furnished to the Acquiring Fund prior to the Exchange Date. Such statement of assets and liabilities and schedule fairly present the financial position of the Acquired Fund as of such date and said statements of operations and changes in net assets fairly reflect the results of its operations and changes in net assets for the periods covered thereby in conformity with generally accepted accounting principles.

      d. Since September 30, 2004, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business

(other than changes occurring in the ordinary course of business), or any incurrence by the Acquired Fund of indebtedness, except as disclosed in writing to the Acquiring Fund. For the purposes of this subsection (d) and of Section 9(a) of this Agreement, distributions of net investment income and net realized capital gains, changes in portfolio securities, changes in the market value of portfolio securities or net redemptions shall be deemed to be in the ordinary course of business.

      e. The Trust is not in violation in any material respect of any provision of its Agreement and Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust is a party or by which the Acquired Fund is bound, and the execution, delivery and performance of this Agreement will not result in any such violation.

      f. The prospectuses and the statement of additional information of the Acquired Fund, each dated February 1, 2004, and each as from time to time amended or supplemented (collectively, the "Acquired Fund Prospectus"), previously furnished to the Acquiring Fund (i) conform in all material respects to the applicable requirements of the 1933 Act and (ii) did not contain as of such date and do not contain, with respect to the Trust and the Acquired Fund, any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

      g. The Acquired Fund's investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in the Acquired Fund Prospectus.

      h. At the Exchange Date, the Trust, on behalf of the Acquired Fund, will have good and marketable title to its assets to be transferred to the Acquiring Fund pursuant to this Agreement and will have full right, power and authority to sell, assign, transfer and deliver the Investments (as defined below) and any other assets and liabilities of the Acquired Fund to be transferred to the Acquiring Fund pursuant to this Agreement. At the Exchange Date, subject only to the delivery of the Investments and any such other assets and liabilities and payment therefor as contemplated by this Agreement, the Acquiring Fund will acquire good and marketable title thereto and will acquire the Investments and any such other assets and liabilities subject to no encumbrances, liens or security interests whatsoever and without any restrictions upon the transfer thereof, except as previously disclosed in writing to the Acquiring Fund.

      i. There are no material legal, administrative or other proceedings pending or, to the knowledge of the Trust or the Acquired Fund, threatened against the Trust or the Acquired Fund, which assert liability on the part of the Trust or the Acquired Fund. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

      j. There are no material contracts outstanding to which the Acquired Fund is a party, other than as are or will be disclosed in Acquired Fund Prospectus, the registration statement on Form N-1A of the Acquired Fund (the "Acquired Fund Registration Statement") or the Acquired Fund Proxy Statement.

      k. The Acquired Fund has no known liabilities of a material nature, contingent or otherwise, other than those that are shown on the Acquired Fund's statement of assets and liabilities as of September 30, 2004, referred to above and those incurred in the ordinary course of its business as an investment company since such date. Prior to the Exchange Date, the Acquired Fund will quantify and reflect on its balance sheet all of its material known liabilities and will advise the Acquiring Fund of all material liabilities, contingent or otherwise, incurred by it subsequent to September 30, 2004, whether or not incurred in the ordinary course of business.

      l. As of the Exchange Date, the Acquired Fund will have filed all required federal and other tax returns and reports (giving effect to extensions) which, to the knowledge of the Trust's officers, are required to have been filed by the Acquired Fund by such date and has paid or will pay all federal and other taxes shown to be due on said returns or on any assessments received by the Acquired Fund. All tax liabilities of the Acquired Fund have been adequately provided for on its books, and no tax deficiency or liability of the Acquired Fund has been asserted, and no question with respect thereto has been raised or is under audit, by the Internal Revenue Service or by any state, local or other tax authority for taxes in excess of those already paid.

      m. The Trust has and, at the Exchange Date, the Trust, on behalf of the Acquired Fund, will have, full right, power and authority to sell, assign, transfer and deliver the Investments (as defined below) and any other assets and liabilities of the Acquired Fund to be transferred to the Acquiring Fund pursuant to this Agreement. At the Exchange Date, subject only to the delivery of the Investments and any such other assets and liabilities as contemplated by this Agreement, the Acquiring Fund will acquire the Investments and any such other assets and liabilities subject to no encumbrances, liens or security interests whatsoever and without any restrictions upon the transfer thereof. As used in this Agreement, the term "Investments" shall mean the Acquired Fund's investments shown on the schedule of its investments as of September 30, 2004, referred to in Section 2(c) hereof, as modified by such changes in the portfolio as the Acquired Fund shall make, and changes resulting from stock dividends, stock split-ups, mergers and similar corporate actions through the Exchange Date.

      n. No registration under the 1933 Act of any of the Investments would be required if they were, as of the time of such transfer, the subject of a public distribution by either of the Acquiring Fund or the Acquired Fund, except as previously disclosed to the Acquiring Fund by the Acquired Fund.

      o. No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, 1934 Act, the 1940 Act or state securities or blue sky laws.

      p. The Acquired Fund qualifies and will at all times through the Exchange Date qualify for taxation as a "regulated investment company" under Subchapter M of the Code.

      q. At the Exchange Date, the Acquired Fund will have sold such of its assets, if any, as are necessary to assure that, after giving effect to the acquisition of the assets of the Acquired Fund pursuant to this Agreement, the Acquiring Fund will remain a "diversified company" within the meaning of
Section 5(b)(1) of the 1940 Act and in compliance with such other mandatory investment restrictions as are set forth in the Acquired Fund Prospectus, as amended through the Exchange Date.

      r. To the best of its knowledge, all of the issued and outstanding shares of beneficial interest of the Acquired Fund have been offered for sale and sold in conformity with all applicable federal and state securities laws (including any applicable exemptions therefrom), or the Acquired Fund has taken any action necessary to remedy any prior failure to have offered for sale and sold such shares in conformity with such laws.

      s. All issued and outstanding shares of the Acquired Fund are, and at the Exchange Date will be, duly and validly issued and outstanding, fully paid and, except as set forth in the registration statement of the Trust, non-assessable by the Acquired Fund. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquired Fund shares, nor is there outstanding any security convertible into any of the Acquired Fund shares.

      t. The Acquired Fund Proxy Statement, on the date of its filing (i) complied in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time of the shareholders' meeting referred to in
Section 7 and on the Exchange Date, the Acquired Fund Proxy Statement did not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that none of the representations and warranties in this subsection shall apply to statements in or omissions from the Acquired Fund Proxy Statement made in reliance upon and in conformity with information furnished by the Acquiring Fund for use in the Acquired Fund Proxy Statement.

      u. The Trust has no material contracts or other commitments (other than this Agreement and such other contracts as may be entered into in the ordinary course of its business) which if terminated may result in material liability to the

Acquired Fund (or to the Acquiring Fund as a result of the transactions contemplated by this Agreement) or under which (whether or not terminated) any material payments for periods subsequent to the Exchange Date will be due from the Acquired Fund (or from the Acquiring Fund as a result of the transactions contemplated by this Agreement).

      v. The information provided by the Acquired Fund for use in the Registration Statement and Proxy Statement was accurate and complete in all material respects when supplied and as of January 18, 2005 shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations applicable thereto in all material respects.

   3. Reorganization.

      a. Subject to the requisite approval of the shareholders of the Acquired Fund and to the other terms and conditions contained herein (including the Acquired Fund's obligation (if any) to distribute to its shareholders all of its investment company taxable income and net capital gain as described in
Section 8(j) hereof), the Acquired Fund agrees to sell, assign, convey, transfer and deliver to the Acquiring Fund, and the Acquiring Fund agrees to acquire from the Acquired Fund, on the Exchange Date all of the Investments and all of the cash and other properties and assets of the Acquired Fund, whether accrued or contingent (including cash received by the Acquired Fund upon the liquidation of the Acquired Fund of any Acquired Fund investments designated by the Acquiring Fund as being unsuitable for it to acquire pursuant to the investment restrictions of the Acquiring Fund set forth in the Acquiring Fund Prospectus and the Registration Statement), in exchange for that number of shares of beneficial interest of the Acquiring Fund provided for in Section 4 and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund, whether accrued or contingent, existing at the Valuation Time except for the Acquired Fund's liabilities, if any, arising in connection with this Agreement. The Acquired Fund will, as soon as practicable after the Exchange Date, distribute in complete liquidation all of the Merger Shares received by it to the shareholders of the Acquired Fund in exchange for their shares of the Acquired Fund.

      b. The Acquired Fund will pay or cause to be paid to the Acquiring Fund any interest, cash or such dividends, rights and other payments received by it on or after the Exchange Date with respect to the Investments and other properties and assets of the Acquired Fund, whether accrued or contingent, received by it on or after the Exchange Date. Any such distribution shall be deemed included in the assets transferred to the Acquiring Fund at the Exchange Date and shall not be separately valued unless the securities in respect of which such distribution is made shall have gone "ex" such distribution prior to the Valuation Time, in which case any such distribution which remains unpaid at the Exchange Date shall be included in the determination of the value of the assets of the Acquired Fund acquired by the Acquiring Fund.

      c. The Valuation Time shall be 4:00 p.m. Eastern time on the Exchange Date or such other time as may be mutually agreed upon in writing by the parties hereto (the "Valuation Time").

   4. Exchange Date; Valuation Time. On the Exchange Date, the Acquiring Fund will deliver to the Acquired Fund a number of full and fractional Merger Shares having an aggregate net asset value equal, in the case of each such class of Merger Shares, to the value of the assets of the Acquired Fund attributable to the same class of shares of the Acquired Fund on such date less the value of the liabilities attributable to the same class of shares of the Acquired Fund assumed by the Acquiring Fund on that date, determined as hereinafter provided in this Section 4.

      a. The net asset value of the Merger Shares to be delivered to the Acquired Fund, the value of the assets attributable to the shares of the Acquired Fund, and the value of the liabilities of the Acquired Fund to be assumed by the Acquiring Fund, shall in each case be determined as of the Valuation Time.

      b. The net asset value of the Merger Shares shall be computed in the manner set forth in the Acquiring Fund Prospectus. The value of the assets and liabilities of the Acquired Fund shall be determined by the Acquiring Fund, in cooperation with the Acquired Fund, pursuant to procedures which the Acquiring Fund would use in determining the fair market value of the Acquiring Fund's assets and liabilities.

      c. No adjustment shall be made in the net asset value of either the Acquired Fund or the Acquiring Fund to take into account differences in realized and unrealized gains and losses.

      d. The Acquiring Fund shall issue the Merger Shares to the Acquired Fund. The Acquired Fund shall promptly distribute the Merger Shares to the shareholders of the Acquired Fund by establishing open accounts for each Acquired Fund shareholder on the transfer records of the Acquiring Fund. Certificates representing Merger Shares will not be issued to Acquired Fund shareholders.

      e. The Acquiring Fund shall assume all liabilities of the Acquired Fund, whether accrued or contingent, in connection with the acquisition of assets and subsequent liquidation and dissolution of the Acquired Fund or otherwise, except for the Acquired Fund's liabilities, if any, arising pursuant to this Agreement.

   5. Expenses, Fees, etc.

      a. Except as otherwise provided in this Section 5, IXIS Asset Management Advisors, L.P., by countersigning this Agreement, agrees that it will bear any and all costs and expenses of the transaction incurred by the Acquiring Fund and the Acquired Fund; provided, however, that the Acquiring Fund and the Acquired Fund will each pay any brokerage commissions, dealer mark-ups and similar expenses ("Portfolio Expenses") that it may incur in connection with the purchases or sale of portfolio securities; and provided further that, the Acquiring Fund will pay all governmental fees required in connection with the registration or qualification of the Merger Shares under applicable state and federal laws.

      b. In the event the transactions contemplated by this Agreement are not consummated, then IXIS Asset Management Advisors, L.P. agrees that it shall bear all of the costs and expenses (other than Portfolio Expenses) incurred by both the Acquiring Fund and the Acquired Fund in connection with such transactions.

      c. Notwithstanding any other provisions of this Agreement, if for any reason the transactions contemplated by this Agreement are not consummated, neither the Acquiring Fund nor the Acquired Fund shall be liable to the other for any damages resulting therefrom, including, without limitation, consequential damages, except as specifically set forth above.

      d. Notwithstanding any of the foregoing, costs and expenses will in any event be paid by the party directly incurring them if and to the extent that the payment by another party of such costs and expenses would result in the disqualification of such party as a "regulated investment company" within the meaning of Subchapter M of the Code.

   6. Exchange Date. Delivery of the assets of the Acquired Fund to be transferred, assumption of the liabilities of the Acquired Fund to be assumed, and delivery of the Merger Shares to be issued shall be made at the offices of IXIS Asset Management Services Company, 399 Boylston Street, Boston, MA 02116, as of the close of business on March 18, 2005, or at such other time and date agreed to by the Acquiring Fund and the Acquired Fund, the date and time upon which such delivery is to take place being referred to herein as the "Exchange Date."

   7. Meeting of Shareholders; Dissolution.

      a. The Trust, on behalf of the Acquired Fund, shall call a meeting of the Acquired Fund's shareholders to take place after the effective date of the Registration Statement for the purpose of considering the approval of this Agreement.

      b. The Acquired Fund agrees that the liquidation and dissolution of the Acquired Fund will be effected in the manner provided in the Agreement and Declaration of Trust of the Trust in accordance with applicable law and that, after the Exchange Date, the Acquired Fund shall not conduct any business except in connection with its liquidation and dissolution.

      c. The Acquiring Fund shall, after the preparation and delivery to the Acquiring Fund by the Acquired Fund of a preliminary version of the Acquired Fund Proxy Statement information, which shall be satisfactory to the Acquiring Fund and to Ropes & Gray LLP for inclusion in the Registration Statement, file the Registration Statement with the Commission. Each of the Acquired Fund and the Acquiring Fund shall cooperate with the other, and each will furnish to the other the information relating to itself required by the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder to be set forth in the Registration Statement.

   8. Conditions to the Acquiring Fund's Obligations. The obligations of the Acquiring Fund hereunder shall be subject to the following conditions:

      a. That the Acquired Fund shall have furnished to the Acquiring Fund a statement of the Acquired Fund's assets and liabilities, with values determined as provided in Section 4 of this Agreement, together with a list of Investments with their respective tax costs, all as of the Valuation Time, certified on the Acquired Fund's behalf by the President (or any Vice President) and Treasurer (or any Assistant Treasurer) of the Trust, and a certificate of both such officers, dated the Exchange Date, that there has been no material adverse change in the financial position of the Acquired Fund since September 30, 2004, other than changes in the Investments and other assets and properties since that date or changes in the market value of the Investments and other assets of the Acquired Fund, or changes due to dividends paid, and a certificate of both such officers representing and warranting that there are no known liabilities, contingent or otherwise, of the Acquired Fund required to be reflected on a balance sheet (including notes thereto) in accordance with generally accepted accounting principles as of September 30, 2004 and in the Acquired Fund's statement of assets and liabilities as of the Valuation Time.

      b. That the Acquired Fund shall have furnished to the Acquiring Fund a statement, dated the Exchange Date, signed by the President (or any Vice President) and Treasurer (or any Assistant Treasurer) of the Trust certifying that as of the Exchange Date all representations and warranties of the Acquired Fund made in this Agreement are true and correct in all material respects as if made at and as of such date and the Acquired Fund has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such date.

      c. That the Acquired Fund shall have delivered to the Acquiring Fund a letter from the independent accountants of the Trust, dated the Exchange Date, stating that such firm has employed certain procedures whereby it has obtained schedules of the tax provisions and qualifying tests for regulated investment companies and that, in the course of such procedures, nothing came to their attention which caused them to believe that the Acquired Fund (i) would not qualify as a regulated investment company for federal, state, local or other income tax purposes or (ii) would owe any federal, state or local income tax or excise tax, in each case for both the taxable year ended September 30, 2004, and for any taxable year or period beginning on October 1, 2004 and ending on or prior to the Exchange Date (the latter period being based on unaudited data).

      d. That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

      e. That the Acquiring Fund shall have received an opinion of Ropes & Gray LLP, counsel to the Acquired Fund, dated the Exchange Date, to the effect that
(i) the Trust is a Massachusetts business trust duly formed and validly existing under the laws of the Commonwealth of Massachusetts, and the Acquired Fund is a separate series thereof duly constituted in accordance with the applicable provisions of the 1940 Act and the Agreement and Declaration of Trust and By-Laws of the Trust; (ii) this Agreement has been duly authorized, executed and delivered by the Trust on behalf of the Acquired Fund and, assuming that the Registration Statement, the Acquired Fund Prospectus and the Acquired Fund Proxy Statement comply with the 1933 Act, the 1934 Act and the 1940 Act and assuming due authorization, execution and delivery of this Agreement by the Loomis Trust on behalf of the Acquiring Fund, is a valid and binding obligation of the Trust and the Acquired Fund enforceable against the Trust and the Acquired Fund in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;
(iii) the Trust, on behalf of the Acquired Fund, has power to sell, assign, convey, transfer and deliver the assets contemplated hereby and, upon consummation of the transactions contemplated hereby in accordance with the terms of this Agreement, the Acquired Fund will have duly sold, assigned, conveyed, transferred and delivered such assets to the Acquiring Fund; (iv) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate the Agreement and Declaration of Trust or By-Laws of the Trust, or any provision of any agreement known to such counsel to which the Trust or the Acquired Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any penalty under any agreement, judgment or decree to which the Trust or the Acquired Fund is party or by which either of them is bound, it being understood that with respect to investment restrictions contained in the Agreement and Declaration of Trust, By-Laws or then-current prospectuses or statement of additional information of the Trust, such counsel may rely upon a certificate of an officer of the Trust; (v) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Trust on behalf of the Acquired Fund of the transactions contemplated hereby, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities or blue sky laws; (vi) the Trust is registered with the Commission as an investment company under the 1940 Act; and (vii) to the knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Trust or the Acquired Fund or any of their properties or assets that challenges or seeks to prohibit, restrain or enjoin the transactions contemplated by this Agreement.

      f. That the Acquiring Fund shall have received an opinion of Ropes & Gray LLP, dated the Exchange Date (which opinion would be based upon certain factual representations and subject to certain qualifications), to the effect that, on the basis of the existing provisions of the Code, current administrative rules and court decisions, for federal income tax purposes: (i) the transactions contemplated by this Agreement will constitute a reorganization within the meaning of Section 368(a) of the Code, and the Acquiring Fund and the Acquired Fund will each be "a party to the reorganization" within the meaning of Section 368(b) of the Code; (ii) under Section 1032 of the Code, no gain or loss will be recognized by the Acquiring Fund upon receipt of the Investments transferred to the Acquiring Fund pursuant to this Agreement in exchange for the Merger Shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund as contemplated in Section 3 hereof; (iii) under Section 362(b) of the Code, the basis to the Acquiring Fund of the Investments will be the same as the basis of the Investments in the hands of the Acquired Fund immediately prior to such exchange; (iv) under Section 1223(2) of the Code, the Acquiring Fund's holding periods with respect to the Investments will include the respective periods for which the Investments were held by the Acquired Fund; and (v) the Acquiring Fund will succeed to and take into account the items of the Acquired Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder.

      g. That the assets of the Acquired Fund to be acquired by the Acquiring Fund will include no assets which the Acquiring Fund, by reason of charter limitations or of investment restrictions disclosed in the Acquiring Fund Prospectus or the Registration Statement as in effect on the Exchange Date, may not properly acquire.

      h. That the Trust shall have received from the Commission and any relevant state securities administrator such order or orders as are reasonably necessary or desirable under the 1933 Act, the 1934 Act, the 1940 Act and any applicable state securities or blue sky laws in connection with the transactions contemplated hereby, and that all such orders shall be in full force and effect.

      i. That all actions taken by the Trust on behalf of the Acquired Fund in connection with the transactions contemplated by this Agreement and all documents incidental thereto shall be satisfactory in form and substance to the Acquiring Fund and Ropes & Gray LLP.

      j. That, prior to the Exchange Date, the Acquired Fund shall have declared a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to the shareholders of the Acquired Fund (i) all of the excess of (x) the Acquired Fund's investment income excludable from gross income under Section 103 of the Code over (y) the Acquired Fund's deductions disallowed under Sections 265 and 171 of the Code,
(ii) all of the Acquired Fund's investment company taxable income as defined in
Section 852 of the Code, computed in each case without regard to any deduction for dividends paid, and (iii) all of the Acquired Fund's net capital gain realized (after reduction for any capital loss carryover), in each case for both the taxable year ended on September 30, 2004, and for any taxable year or period beginning on October 1, 2004 and ending on or prior to the Exchange Date.

      k. That the Acquired Fund shall have furnished to the Acquiring Fund a certificate, signed by the President (or any Vice President) and the Treasurer (or any Assistant Treasurer) of the Trust, as to the tax cost to the Acquired Fund of the securities delivered to the Acquiring Fund pursuant to this Agreement, together with any such other evidence as to such tax cost as the Acquiring Fund may reasonably request.

      l. That the Acquired Fund's custodian shall have delivered to the Acquiring Fund a certificate identifying all of the assets of the Acquired Fund held or maintained by such custodian as of the Valuation Time.

      m. That the Acquired Fund's transfer agent shall have provided to the Acquiring Fund (i) the originals or true copies of all of the records of the Acquired Fund in the possession of such transfer agent as of the Exchange Date,
(ii) a certificate setting forth the number of shares of the Acquired Fund outstanding as of the Valuation Time, and (iii) the name and address of each holder of record of any shares and the number of shares held of record by each such shareholder.

      n. That all of the issued and outstanding shares of beneficial interest of the Acquired Fund shall have been offered for sale and sold in conformity with all applicable state securities or blue sky laws (including any applicable exemptions therefrom) and, to the extent that any audit of the records of the Acquired Fund or its transfer agent by the Acquiring Fund or its agents shall have revealed otherwise, either (i) the Acquired Fund shall have taken all actions that in the opinion of the Acquiring Fund or Ropes & Gray LLP are necessary to remedy any prior failure on the part of the Acquired Fund to have offered for sale and sold such shares in conformity with such laws or (ii) the Acquired Fund shall have furnished (or caused to be furnished) surety, or deposited (or caused to be deposited) assets in escrow, for the benefit of the Acquiring Fund in amounts sufficient and upon terms satisfactory, in the opinion of the Acquiring Fund or Ropes & Gray LLP, to indemnify the Acquiring Fund against any expense, loss, claim, damage or liability whatsoever that may be asserted or threatened by reason of such failure on the part of the Acquired Fund to have offered and sold such shares in conformity with such laws.

      o. That the Acquiring Fund shall have received from the independent accountants of the Trust a letter addressed to the Acquiring Fund, dated as of the Exchange Date, satisfactory in form and substance to the Acquiring Fund with respect to the performance of limited procedures agreed upon by the Acquiring Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), as of the Valuation Time.

      p. That this Agreement shall have been adopted and the transactions contemplated hereby shall have been approved by the requisite votes of the holders of the outstanding shares of beneficial interest of the Acquired Fund entitled to vote.

      q. That the Acquiring Fund shall have received an opinion of Ropes & Gray LLP with respect to the matters specified in Section 9(f) of this Agreement, and such other matters as the Acquiring Fund may reasonably deem necessary or desirable.

      r. That the Registration Statement shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of the Loomis Trust or the Acquiring Fund, threatened by the Commission.

   9. Conditions to the Acquired Fund's Obligations. The obligations of the Acquired Fund hereunder shall be subject to the following conditions:

      a. That the Acquiring Fund shall have furnished to the Acquired Fund a statement of the Acquiring Fund's net assets, together with a list of portfolio holdings with values determined as provided in Section 4, all as of the Valuation Time, certified on the Acquiring Fund's behalf by the President (or any Vice President) and Treasurer (or any Assistant Treasurer) of the Loomis Trust, and a certificate of both such officers, dated the Exchange Date, to the effect that as of the Valuation Time and as of the Exchange Date there has been no material adverse change in the financial position of the Acquiring Fund since September 30, 2004, other than changes occurring in the ordinary course of business.

      b. That the Loomis Trust, on behalf of the Acquiring Fund, shall have executed and delivered to the Acquired Fund an Assumption of Liabilities dated as of the Exchange Date, pursuant to which the Acquiring Fund will, in connection with the transactions contemplated by this Agreement, assume all of the liabilities of the Acquired Fund existing as of the Valuation Time, other than liabilities arising pursuant to this Agreement.

      c. That the Acquiring Fund shall have furnished to the Acquired Fund a statement, dated the Exchange Date, signed by the President (or any Vice President) and Treasurer (or any Assistant Treasurer) of the Loomis Trust certifying that as of the Exchange Date all representations and warranties of the Acquiring Fund made in this Agreement are true and correct in all material respects as if made at and as of such date, and that the Acquiring Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to such date.

      d. That there shall not be any material litigation pending or threatened with respect to the matters contemplated by this Agreement.

      e. That the Acquired Fund shall have received an opinion of Ropes & Gray LLP, counsel to the Acquiring Fund, dated the Exchange Date, to the effect that
(i) the Loomis Trust is a Massachusetts business trust duly formed and validly existing under the laws of the Commonwealth of Massachusetts, and the Acquiring Fund is a separate series thereof duly constituted in accordance with the applicable provisions of the 1940 Act and the Agreement and Declaration of Trust and By-Laws of the Loomis Trust; (ii) the Merger Shares to be delivered to the Acquired Fund as provided for by this Agreement are duly authorized and upon such delivery will be validly issued and will be fully paid and nonassessable by Loomis Trust and the Acquiring Fund and no shareholder of the Acquiring Fund has any preemptive right to subscription or purchase in respect thereof; (iii) this Agreement has been duly authorized, executed and delivered by the Loomis Trust on behalf of the Acquiring Fund and, assuming that the Acquiring Fund Prospectus, the Registration Statement and the Acquired Fund Proxy Statement comply with the 1933 Act, the 1934 Act and the 1940 Act and assuming due authorization, execution and delivery of this Agreement by the Trust on behalf of the Acquired Fund, is a valid and binding obligation of the Loomis Trust and the Acquiring Fund enforceable against the Loomis Trust and the Acquiring Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles; (iv) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate the Agreement and Declaration of Trust or By-Laws of the Loomis Trust, or any provision of any agreement known to such counsel to which the Loomis Trust or the Acquiring Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment or decree to which the Loomis Trust or the Acquiring Fund is party or by which either of them is bound, it being understood that with respect to investment restrictions as contained in the Agreement and Declaration of Trust, By-Laws or then-current prospectuses or statement of additional information of the Loomis Trust, such counsel may rely upon a certificate of an officer of the Loomis Trust; (v) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Loomis Trust on behalf of the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities or blue sky laws; (vi) the Loomis Trust is registered with the Commission as an investment company under the 1940 Act; and (vii) to the knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Loomis Trust or the Acquiring Fund or any of their properties or assets that challenges or seeks to prohibit, restrain or enjoin the transactions contemplated by this Agreement.

      f. That the Acquired Fund shall have received an opinion of Ropes & Gray LLP, dated the Exchange Date (which opinion would be based upon certain factual representations and subject to certain qualifications), in form satisfactory to the Acquired Fund to the effect that, on the basis of the existing provisions of the Code, current administrative rules and court decisions, for federal income tax purposes: (i) the transactions contemplated by this Agreement will constitute a reorganization within the meaning of Section 368(a) of the Code, and the Acquiring Fund and the Acquired Fund will each be "a party to the reorganization" within the meaning of Section 368(b) of the Code; (ii) under
Section 361 of the Code, no gain or loss will be recognized by the Acquired Fund (x) upon the transfer of its assets to the Acquiring Fund in exchange for the Merger Shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund as contemplated in
Section 3 hereof or (y) upon the distribution of the Merger Shares to the shareholders of the Acquired Fund as contemplated in Section 3 hereof; (iii) under Section 354 of the Code, no gain or loss will be recognized by shareholders of the Acquired Fund on the distribution of Merger Shares to them in exchange for their shares of the Acquired Fund; (iv) under Section 358 of the Code, the aggregate tax basis of the Merger Shares that the Acquired Fund's shareholders receive in place of their Acquired Fund shares will be the same as the aggregate tax basis of the Acquired Fund shares surrendered in exchange therefor; and (v) under Section 1223(1) of the Code, an Acquired Fund's shareholder's holding period for the Merger Shares received pursuant to the Agreement will be determined by including the holding period for the Acquired Fund shares exchanged for the Merger Shares, provided that the shareholder held the Acquired Fund shares as a capital asset.

      g. That all actions taken by the Loomis Trust on behalf of the Acquiring Fund in connection with the transactions contemplated by this Agreement and all documents incidental thereto shall be satisfactory in form and substance to the Acquired Fund and Ropes & Gray LLP.

      h. That the Loomis Trust shall have received from the Commission and any relevant state securities administrator such order or orders as are reasonably necessary or desirable under the 1933 Act, the 1934 Act, the 1940 Act and any applicable state securities or blue sky laws in connection with the transactions contemplated hereby, and that all such orders shall be in full force and effect.

      i. That this Agreement shall have been adopted and the transactions contemplated hereby shall have been approved by the requisite votes of the holders of the outstanding shares of beneficial interest of the Acquired Fund entitled to vote.

      j. That the Registration Statement on Form N-1A of the Loomis Trust, with respect to the Acquiring Fund, shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of the Loomis Trust or the Acquiring Fund, threatened by the Commission.

   10. Indemnification.

      a. The Acquired Fund shall indemnify and hold harmless, out of the assets of the Acquired Fund but no other assets, the Loomis Trust and the Trustees and officers of the Loomis Trust (for purposes of this Section 10(a), the "Loomis Trust Indemnified Parties") against any and all expenses, losses, claims, damages and liabilities at any time imposed upon or reasonably incurred by any one or more of the Loomis Trust Indemnified Parties in connection with, arising out of or resulting from any claim, action, suit or proceeding in which any one or more of the Loomis Trust Indemnified Parties may be involved or with which any one or more of the Loomis Trust Indemnified Parties may be threatened by reason of any untrue statement or alleged untrue statement of a material fact relating to the Trust or the

Acquired Fund contained in this Agreement, the Registration Statement, the Acquired Fund Prospectus or the Acquired Fund Proxy Statement or any amendment or supplement to any of the foregoing, or arising out of or based upon the omission or alleged omission to state in any of the foregoing a material fact relating to the Trust or the Acquired Fund required to be stated therein or necessary to make the statements relating to the Trust or the Acquired Fund therein not misleading, including, without limitation, any amounts paid by any one or more of the Loomis Trust Indemnified Parties in a reasonable compromise or settlement of any such claim, action, suit or proceeding, or threatened claim, action, suit or proceeding made with the consent of the Trust or the Acquired Fund. The Loomis Trust Indemnified Parties will notify the Trust and the Acquired Fund in writing within ten days after the receipt by any one or more of the Loomis Trust Indemnified Parties of any notice of legal process or any suit brought against or claim made against such Loomis Trust Indemnified Party as to any matters covered by this Section 10(a). The Acquired Fund shall be entitled to participate at its own expense in the defense of any claim, action, suit or proceeding covered by this Section 10(a), or, if it so elects, to assume at its expense by counsel satisfactory to the Loomis Trust Indemnified Parties the defense of any such claim, action, suit or proceeding, and if the Acquired Fund elects to assume such defense, the Loomis Trust Indemnified Parties shall be entitled to participate in the defense of any such claim, action, suit or proceeding at their expense. The Acquired Fund's obligation under this Section 10(a) to indemnify and hold harmless the Loomis Trust Indemnified Parties shall constitute a guarantee of payment so that the Acquired Fund will pay in the first instance any expenses, losses, claims, damages and liabilities required to be paid by it under this Section 10(a) without the necessity of the Loomis Trust Indemnified Parties' first paying the same.

      b. The Acquiring Fund shall indemnify and hold harmless, out of the assets of the Acquiring Fund but no other assets, the Trust and the Trustees and officers of the Trust (for purposes of this Section 10(b), the "Trust Indemnified Parties") against any and all expenses, losses, claims, damages and liabilities at any time imposed upon or reasonably incurred by any one or more of the Trust Indemnified Parties in connection with, arising out of, or resulting from any claim, action, suit or proceeding in which any one or more of the Trust Indemnified Parties may be involved or with which any one or more of the Trust Indemnified Parties may be threatened by reason of any untrue statement or alleged untrue statement of a material fact relating to the Acquiring Fund contained in this Agreement, the Registration Statement, the Acquiring Fund Prospectus or the Acquired Fund Proxy Statement or any amendment or supplement to any thereof, or arising out of, or based upon, the omission or alleged omission to state in any of the foregoing a material fact relating to the Loomis Trust or the Acquiring Fund required to be stated therein or necessary to make the statements relating to the Loomis Trust or the Acquiring Fund therein not misleading, including, without limitation, any amounts paid by any one or more of the Trust Indemnified Parties in a reasonable compromise or settlement of any such claim, action, suit or proceeding, or threatened claim, action, suit or proceeding made with the consent of the Loomis Trust or the Acquiring Fund. The Trust Indemnified Parties will notify the Loomis Trust and the Acquiring Fund in writing within ten days after the receipt by any one or more of the Trust Indemnified Parties of any notice of legal process or any suit brought against or claim made against such Trust Indemnified Party as to any matters covered by this Section 10(b). The Acquiring Fund shall be entitled to participate at its own expense in the defense of any claim, action, suit or proceeding covered by this Section 10(b), or, if it so elects, to assume at its expense by counsel satisfactory to the Trust Indemnified Parties the defense of any such claim, action, suit or proceeding, and, if the Acquiring Fund elects to assume such defense, the Trust Indemnified Parties shall be entitled to participate in the defense of any such claim, action, suit or proceeding at their own expense. The Acquiring Fund's obligation under this Section 10(b) to indemnify and hold harmless the Trust Indemnified Parties shall constitute a guarantee of payment so that the Acquiring Fund will pay in the first instance any expenses, losses, claims, damages and liabilities required to be paid by it under this Section 10(b) without the necessity of the Trust Indemnified Parties' first paying the same.

   11. No Broker, etc. Each of the Acquired Fund and the Acquiring Fund represents that there is no person who has dealt with it or the Trust or the Loomis Trust, respectively, who, by reason of such dealings, is entitled to any broker's or finder's or other similar fee or commission arising out of the transactions contemplated by this Agreement.

   12. Termination. The Acquired Fund and the Acquiring Fund may, by mutual consent of the trustees on behalf of each Fund, terminate this Agreement, and the Acquired Fund or the Acquiring Fund, after consultation with counsel and by consent of its Trustees or an officer authorized by such Trustees, may waive any condition to its respective obligations hereunder. If the transactions contemplated by this Agreement have not been substantially completed by September 30, 2005, this Agreement shall automatically terminate on that date unless a later date is agreed to by the Acquired Fund and the Acquiring Fund.

   13. Covenants, etc. Deemed Material. All covenants, agreements, representations and warranties made under this Agreement and any certificates delivered pursuant to this Agreement shall be deemed to have been material and relied upon by each of the parties, notwithstanding any investigation made by them or on their behalf.

   14. Rule 145. Pursuant to Rule 145 under the 1933 Act, the Acquiring Fund will, in connection with the issuance of any Merger Shares to any person who at the time of the transaction contemplated hereby is deemed to be an affiliate of a party to the transaction pursuant to Rule 145(c), cause to be affixed upon the certificates issued to such person (if any) a legend as follows:

     "THESE SHARES MAY NOT BE SOLD OR OTHERWISE TRANSFERRED EXCEPT TO LOOMIS SAYLES LIMITED TERM GOVERNMENT AND AGENCY FUND OR ITS PRINCIPAL UNDERWRITER UNLESS (i) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (ii) IN THE OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE FUND SUCH REGISTRATION IS NOT REQUIRED."

and, further, the Acquiring Fund will issue stop transfer instructions to the Acquiring Fund's transfer agent with respect to such shares. The Acquired Fund will provide the Acquiring Fund on the Exchange Date with the name of any Acquired Fund shareholder who is to the knowledge of the Acquired Fund an affiliate of the Acquired Fund on such date.

   15. Sole Agreement; Amendments; Governing Law. This Agreement supersedes all previous correspondence and oral communications between the parties regarding the subject matter hereof, constitutes the only understanding with respect to such subject matter, may not be changed except by a letter of agreement signed by each party hereto, and shall be construed in accordance with and governed by the laws of the Commonwealth of Massachusetts.

   16. Declaration of Trust.

      a. A copy of the Agreement and Declaration of Trust of the Loomis Trust is on file with the Secretary of the Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Trustees of the Loomis Trust on behalf of the Acquiring Fund as trustees and not individually, and that the obligations of this instrument are not binding upon any of the trustees, officers or shareholders of the Loomis Trust individually but are binding only upon the assets and property of the Acquiring Fund.

      b. A copy of the Agreement and Declaration of Trust of the Trust is on file with the Secretary of the Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Trustees of the Trust on behalf of the Acquired Fund as trustees and not individually, and that the obligations of this instrument are not binding upon any of the trustees, officers or shareholders of the Trust individually but are binding only upon the assets and property of the Acquired Fund.

                                  *  *  *   *

   IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as a sealed instrument as of the day and year first above written.

                                           CDC NVEST FUNDS TRUST I,
                                           on behalf of its Loomis Sayles
                                           GovernmentSecurities Fund
                                           By:
                                                  -----------------------------
                                           Name:
                                           Title:

                                           LOOMIS SAYLES FUNDS II,on behalf of
                                           its Loomis Sayles Limited
                                           TermGovernment and Agency Fund
                                           By:
                                                  -----------------------------
                                           Name:
                                           Title:

Agreed and accepted as to
Section 5 only:

IXIS ASSET MANAGEMENT ADVISORS,
L.P.
By:    IXIS Asset Management
       Distribution Corporation,
       its general partner
By:
       -------------------------
Name:
Title:

                                                                     Appendix C

                 SHARES OUTSTANDING AND OWNERSHIP INFORMATION

Shares Outstanding of the Government Securities Fund (unaudited)

   As of January 7, 2005, the number of shares outstanding of each class of shares of the Government Securities Fund entitled to vote at the Meeting:

                                                   Number of
                                         Class Shares Outstanding
                                         ----- ------------------
              Government Securities Fund   A       4,334,281
                                           B         836,520
                                           Y           1,097

Ownership of Shares (unaudited)

   As of January 7, 2005, (i) the Trustees and officers of Trust I, as a group, owned less than one percent of each class of shares of the Government Securities Fund, and (ii) the Trustees and officers of Loomis Sayles Trust, as a group, owned less than one percent of each class of shares of the Limited Term Fund. As of January 7, 2005, the following shareholders of record owned 5% or more of the outstanding shares of the noted class of the noted Fund.

                                                                       Percentage
                                                              Number   of Shares
                                                             of Shares  of Class
Fund and Class             Name and Address of Record Owner*   Owned     Owned
--------------             --------------------------------- --------- ----------
Government Securities Fund
Class Y                     New England Mutual Life Ins Co*
                            Separate Investment Accounting
                            Attn Larry Hoisington
                            501 Boylston Street--6/th/ Fl
                            Boston, MA 02116-3769              1,084     98.78%

Limited Term Fund
Class Y                     New England Mutual Life Ins Co*
                            Separate Investment Accounting
                            Attn Larry Hoisington
                            501 Boylston Street--6/th/ Fl
                            Boston, MA 02116-3769             85,231     93.20%

* Entity owned more than 25% or more of the outstanding shares of the noted class of the noted Fund and therefore may be presumed to "control" the Fund, as that term is defined in the Investment Company Act of 1940. However, such ownership may be beneficially held by individuals or other entities other than the owner listed.

Ownership of Shares Upon Consummation of Acquisition (unaudited)

   As of January 7, 2005, the following shareholders of record owned 5% or more of the outstanding shares of the noted class of the noted Fund upon the consummation of the Acquisition.

                                                                   Percentage of Shares
                                                                        Owned Upon
                            Name and Address of                      Consummation of
 Fund and Class                Record Owner                            Acquisition*
 --------------             -------------------                    --------------------
Limited Term Fund
Class Y                   New England Mutual Life Ins Co**
                          Separate Investment Accounting
                          Attn Larry Hoisington
                          501 Boylston Street--6/th/ Fl
                          Boston, MA 02116-3769                           93.26%

* The column captioned "Percentage of Shares Owned Upon Consummation of Acquisition" assumes the Acquisition was consummated on January 7, 2005 and is for informational purposes only. No assurances can be given as to how many shares of the Limited Term Fund will be received by the shareholders of the Government Securities Fund on the actual date on which the Acquisition will take place and the foregoing should not be relied upon to reflect the number of shares of the Limited Term Fund that actually will be received on or after such date.
** Such ownership may be beneficially held by individuals or entities other than the owner listed.

                                                                     Appendix D

                             FINANCIAL HIGHLIGHTS

   The financial highlights table is intended to help you understand the Fund's financial performance for the last five years (or, if shorter, the period of the Fund's operations). Certain information reflects financial results for a single Fund share. The total returns in the table represent the return that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose report, along with each Fund's financial statements, is included in the Fund's annual report to shareholders. The annual report is incorporated by reference into the SAI, both of which are available free of charge upon request from the Distributor.

  -----------------------------------------------------------------------------
                            Income (loss) from investment operations:            Less distributions:
                Net asset               Net realized and                             Distributions
                  value,       Net      unrealized gain   Total from  Dividends from   from net
               beginning of investment     (loss) on      investment  net investment   realized        Total     Redemption
                the period    income      investments     operations      income     capital gains distributions    fee
Limited Term
Government and
Agency Fund*
--------------
Class A
09/30/2004....    $11.51      $0.30(c)       $(0.09)        $ 0.21        $(0.42)         $--         $(0.42)       $--
09/30/2003 (e)     11.73       0.21(c)        (0.07)          0.14         (0.36)          --          (0.36)        --
12/31/2002....     11.36       0.42(c)         0.49           0.91         (0.54)          --          (0.54)        --
12/31/2001 (d)     11.16       0.51            0.25           0.76         (0.56)          --          (0.56)        --
12/31/2000....     10.97       0.69            0.20           0.89         (0.70)          --          (0.70)        --
12/31/1999....     11.70       0.66           (0.74)         (0.08)        (0.65)          --          (0.65)        --

Class B
09/30/2004....     11.49       0.22(c)        (0.09)          0.13         (0.34)          --          (0.34)        --
09/30/2003 (e)     11.71       0.15(c)        (0.06)          0.09         (0.31)          --          (0.31)        --
12/31/2002....     11.34       0.35(c)         0.48           0.83         (0.46)          --          (0.46)        --
12/31/2001 (d)     11.14       0.44            0.24           0.68         (0.48)          --          (0.48)        --
12/31/2000....     10.95       0.62            0.20           0.82         (0.63)          --          (0.63)        --
12/31/1999....     11.69       0.59           (0.75)         (0.16)        (0.58)          --          (0.58)        --

Class C
09/30/2004....     11.50       0.22(c)        (0.08)          0.14         (0.34)          --          (0.34)        --
09/30/2003 (e)     11.72       0.15(c)        (0.06)          0.09         (0.31)          --          (0.31)        --
12/31/2002....     11.35       0.35(c)         0.48           0.83         (0.46)          --          (0.46)        --
12/31/2001 (d)     11.15       0.44            0.24           0.68         (0.48)          --          (0.48)        --
12/31/2000....     10.96       0.62            0.20           0.82         (0.63)          --          (0.63)        --
12/31/1999....     11.70       0.59           (0.75)         (0.16)        (0.58)          --          (0.58)        --

Class Y
09/30/2004....     11.55       0.32(c)        (0.09)          0.23         (0.44)          --          (0.44)        --
09/30/2003 (e)     11.78       0.25(c)        (0.08)          0.17         (0.40)          --          (0.40)        --
12/31/2002....     11.41       0.48(c)         0.48           0.96         (0.59)          --          (0.59)        --
12/31/2001 (d)     11.20       0.56            0.26           0.82         (0.61)          --          (0.61)        --
12/31/2000....     11.00       0.75            0.19           0.94         (0.74)          --          (0.74)        --
12/31/1999....     11.73       0.70           (0.74)         (0.04)        (0.69)          --          (0.69)        --

  -----------------------------------------------------------------------------
                                                                         Ratios to average net assets:
                            Net asset
                            value, end                                                    New
                              of the       Total      Net assets, end of Expenses      investment          Portfolio
                              period   return (%) (a)  the period (000)  (%) (b)     income (%) (b)    turnover rate (%)
Limited Term Government and
Agency Fund*
---------------------------
      Class A
      09/30/2004...........   $11.30         1.9           $106,701        1.32           2.60                 80
      09/30/2003 (e).......    11.51         1.2            117,225        1.37           2.41                 53
      12/31/2002...........    11.73         8.2            106,013        1.35           3.66                 88
      12/31/2001 (d).......    11.36         6.9            109,189        1.42           4.52                275
      12/31/2000...........    11.16         8.3            118,833        1.40           6.18                384
      12/31/1999...........    10.97        (0.7)           149,756        1.33           5.91                400

      Class B
      09/30/2004...........    11.28         1.2             10,107        2.00           1.95                 80
      09/30/2003 (e).......    11.49         0.7             14,637        2.02           1.77                 53
      12/31/2002...........    11.71         7.5             16,263        2.00           3.01                 88
      12/31/2001 (d).......    11.34         6.2             14,317        2.07           3.85                275
      12/31/2000...........    11.14         7.7             11,884        2.05           5.53                384
      12/31/1999...........    10.95        (1.4)            14,601        1.98           5.26                400

      Class C
      09/30/2004...........    11.30         1.3              6,949        2.00           1.94                 80
      09/30/2003 (e).......    11.50         0.7              8,704        2.02           1.77                 53
      12/31/2002...........    11.72         7.5              8,079        2.00           3.01                 88
      12/31/2001 (d).......    11.35         6.2              5,851        2.07           3.89                275
      12/31/2000...........    11.15         7.7              6,617        2.05           5.53                384
      12/31/1999...........    10.96        (1.4)             9,054        1.98           5.26                400

      Class Y
      09/30/2004...........    11.34         2.1              4,233        1.13           2.82                 80
      09/30/2003 (e).......    11.55         1.5              6,886        0.93           2.87                 53
      12/31/2002...........    11.78         8.6              8,529        0.88           4.14                 88
      12/31/2001 (d).......    11.41         7.4              3,441        0.95           4.98                275
      12/31/2000...........    11.20         8.8              3,254        0.95           6.63                384
      12/31/1999...........    11.00        (0.3)             7,086        0.98           6.26                400

(a) A sales charge for Class A shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods less than one year are not annualized.
(b) Computed on an annualized basis for periods less than one year.
(c) Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(d) As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 for the Limited Term Government and Agency Fund was to decrease net investment income per share by $.04 for Class A, B, C and Y, and to decrease the ratio of net investment income to average net assets from 4.88% to 4.52% for Class A, from 4.22% to 3.88% for Class B, from 4.25% to 3.89% for Class C and from 5.34% to 4.98% for Class Y. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
(e) For the nine months ended September 30, 2003.
* The financial information for periods prior to September 30, 2004 reflects the financial information for the CDC Nvest Limited Term U.S. Government Fund's Class A shares, which were reorganized into Class A shares of the Loomis Sayles Limited Term Government and Agency Fund, effective September 12, 2003. Prior to September 1, 2003, the predecessor Fund was advised by IXIS Asset Management Advisors, L.P. (formerly CDC IXIS Asset Management Advisers, L.P.) and subadvised by Loomis, Sayles & Company, L.P. (the Fund's current adviser) and, prior to September 12, 2003, had a December 31 fiscal year end. The Fund's current fiscal year end is September 30.

                                                                     Appendix E

     MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE AS OF SEPTEMBER 30, 2004

Loomis Sayles Limited Term Government and Agency Fund

   Loomis Sayles Limited Term Government and Agency Fund provided a total return of 1.87% during the fiscal year ended September 30, 2004, based on the net asset value of Class A shares and $0.42 in dividends reinvested. The fund's benchmark, the Lehman Intermediate Government Bond Index, had a slight edge over the fund for the period, returning 1.91%, while the average return on the fund's category, Morningstar's Short Government, was 1.15%. For the same period, the Lehman 1-5 Year Government Bond Index returned 1.46%. The fund's 30-day SEC yield was 2.51% at the end of September, 2004.

Yield curve flattens, giving advantage to higher-yielding securities

   Between June and September of 2004, the Federal Reserve Board raised the federal funds rate (the only rate the Fed directly controls) from 1.00% to 1.75%, in a series of three highly publicized moves. Although yields on short-term Treasury bills rose along with the federal funds rate, the strength of the economy and the low inflation rate seemed to ease investor concerns about the future. As a result, long-term interest rates actually fell during the period. On the long-end of the yield curve, falling interest rates meant rising prices, while rising rates hurt prices in the short-term market.

   Even though long- and short-term interest rates converged during the period
- flattening the yield curve - securities with more distant maturity dates continue to offer investors a yield advantage because longer timelines mean higher risk. Mortgage-backed securities also typically offer higher coupons than Treasury securities because they are regarded as higher risk. The fund was able to outperform its Morningstar category for the fiscal year because it had a slightly longer duration and relatively high income from the mortgage-backed and agency securities in the portfolio.

Outlook for a stronger economy and moderate increases in interest rates

   We expect the Fed to continue to raise interest rates through the end of the calendar year, maintaining what has been described as a measured pace. However, we are less convinced than we were of the need for continued Fed tightening in 2005. We believe the Fed may pause once the federal funds rate reaches 2%. If data suggests that what Fed Chairman Alan Greenspan described as an economic "soft patch" is decisively past, yields could rise again.

   Given the fact that interest rates at the short end of the yield curve have risen, we believe the opportunities to extend duration to earn additional income currently outweigh our concerns. We plan to continue to look for opportunities in intermediate-term securities because we believe they will provide the best price return for the fund and its shareholders. Although they continue to account for a major portion of assets, we have reduced the fund's position in mortgage-backed securities. We believe they will perform well in a moderately rising interest-rate environment, but the sector as a whole no longer has the attractive valuations it had one year ago.

Portfolio Profile

   Objective Seeks a high current return consistent with preservation of capital

   Strategy Invests primarily in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities

                  Fund Inception 01/03/89        Symbols:

                  Managers:                      Class A NEFLX
                                                 Class B NELBX
                  John Hyll                      Class C NECLX
                  Clifton Rowe                   Class Y NELYX
                  Loomis, Sayles & Company, L.P.

What You Should Know:

   Fixed-income securities are subject to credit and interest rate risk; their value generally rises when prevailing interest rates rise and falls when rates rise. Securities, issued by the U.S. government are guaranteed by the U.S. government if held to maturity; mutual funds that invest in these securities are not guaranteed. Securities issued by U.S. government agencies may not be government guaranteed.

Investment Results through September 30, 2004

   Performance In Perspective

   The charts comparing the fund's performance to an index provide you with a general sense of how it performed. The fund's total return for the period shown below appears with and without sales charges and includes fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

Loomis Sayles Limited Term U.S. Government Fund Growth of $10,000 Investment in
         Class A Shares September 30, 1994 through September 30, 2004
                                    [CHART]


                                       Class A         Lehman          Lehman
                                      @ Maximum      Intermediate      1-5 Yr.
    Month           Net Asset           Sales        Gov't Bond      Gov't Bond
     End            Value/1/          Charge/2/        Index/3/         Index
-------------     ------------       -----------    --------------   ----------
 9/30/1994            10,000            9,700          10,000           10,000
10/31/1994            10,000            9,700          10,002           10,013
11/30/1994             9,966            9,667           9,957            9,962
12/31/1994             9,973            9,674           9,990            9,984
 1/31/1995            10,107            9,803          10,153           10,136
 2/28/1995            10,250            9,943          10,348           10,308
 3/31/1995            10,279            9,970          10,405           10,365
 4/30/1995            10,381           10,069          10,526           10,471
 5/31/1995            10,671           10,351          10,823           10,711
 6/30/1995            10,718           10,397          10,892           10,774
 7/31/1995            10,713           10,391          10,897           10,798
 8/31/1995            10,807           10,483          10,987           10,873
 9/30/1995            10,874           10,548          11,060           10,934
10/31/1995            11,024           10,693          11,182           11,039
11/30/1995            11,156           10,822          11,318           11,153
12/31/1995            11,274           10,935          11,430           11,249
 1/31/1996            11,336           10,996          11,526           11,349
 2/29/1996            11,200           10,864          11,404           11,273
 3/31/1996            11,129           10,795          11,352           11,239
 4/30/1996            11,100           10,767          11,319           11,230
 5/31/1996            11,062           10,730          11,313           11,237
 6/30/1996            11,149           10,814          11,428           11,335
 7/31/1996            11,173           10,838          11,464           11,375
 8/31/1996            11,169           10,834          11,477           11,404
 9/30/1996            11,311           10,971          11,625           11,528
10/31/1996            11,493           11,148          11,816           11,686
11/30/1996            11,636           11,287          11,958           11,795
12/31/1996            11,543           11,197          11,894           11,766
 1/31/1997            11,592           11,244          11,940           11,819
 2/28/1997            11,607           11,259          11,959           11,842
 3/31/1997            11,546           11,200          11,891           11,806
 4/30/1997            11,648           11,299          12,025           11,920
 5/31/1997            11,719           11,367          12,119           12,006
 6/30/1997            11,832           11,477          12,222           12,098
 7/31/1997            12,027           11,666          12,448           12,272
 8/31/1997            12,006           11,646          12,400           12,258
 9/30/1997            12,131           11,767          12,535           12,370
10/31/1997            12,267           11,899          12,681           12,486
11/30/1997            12,288           11,919          12,709           12,510
12/31/1997            12,381           12,010          12,812           12,603
 1/31/1998            12,561           12,184          12,980           12,748
 2/28/1998            12,532           12,156          12,966           12,745
 3/31/1998            12,511           12,135          13,006           12,789
 4/30/1998            12,559           12,183          13,068           12,850
 5/31/1998            12,641           12,262          13,158           12,927
 6/30/1998            12,733           12,351          13,247           13,001
 7/31/1998            12,750           12,367          13,298           13,056
 8/31/1998            12,954           12,565          13,549           13,257
 9/30/1998            13,324           12,925          13,865           13,498
10/31/1998            13,195           12,799          13,888           13,551
11/30/1998            13,154           12,760          13,846           13,521
12/31/1998            13,182           12,786          13,900           13,567
 1/31/1999            13,253           12,855          13,962           13,626
 2/28/1999            13,101           12,708          13,770           13,511
 3/31/1999            13,162           12,767          13,861           13,605
 4/30/1999            13,200           12,804          13,899           13,644
 5/31/1999            13,101           12,708          13,814           13,599
 6/30/1999            13,016           12,626          13,834           13,637
 7/31/1999            12,954           12,565          13,836           13,660
 8/31/1999            12,949           12,560          13,855           13,693
 9/30/1999            13,096           12,703          13,974           13,796
10/31/1999            13,121           12,727          14,002           13,828
11/30/1999            13,134           12,740          14,011           13,846
12/31/1999            13,092           12,699          13,967           13,833
 1/31/2000            13,036           12,645          13,920           13,805
 2/29/2000            13,152           12,757          14,036           13,910
 3/31/2000            13,315           12,916          14,196           14,020
 4/30/2000            13,272           12,874          14,190           14,038
 5/31/2000            13,279           12,881          14,228           14,085
 6/30/2000            13,469           13,065          14,454           14,269
 7/31/2000            13,536           13,130          14,550           14,362
 8/31/2000            13,678           13,268          14,713           14,493
 9/30/2000            13,784           13,370          14,842           14,619
10/31/2000            13,833           13,418          14,943           14,705
11/30/2000            14,021           13,601          15,163           14,875
12/31/2000            14,185           13,760          15,430           15,091
 1/31/2001            14,366           13,935          15,635           15,297
 2/28/2001            14,473           14,039          15,779           15,413
 3/31/2001            14,565           14,128          15,893           15,535
 4/30/2001            14,535           14,099          15,843           15,545
 5/31/2001            14,608           14,170          15,909           15,622
 6/30/2001            14,618           14,180          15,960           15,675
 7/31/2001            14,890           14,444          16,257           15,904
 8/31/2001            14,989           14,539          16,402           16,023
 9/30/2001            15,224           14,767          16,752           16,335
10/31/2001            15,452           14,989          17,013           16,531
11/30/2001            15,251           14,794          16,810           16,422
12/31/2001            15,158           14,704          16,729           16,396
 1/31/2002            15,239           14,781          16,801           16,448
 2/28/2002            15,389           14,928          16,940           16,555
 3/31/2002            15,168           14,713          16,685           16,383
 4/30/2002            15,445           14,982          16,997           16,628
 5/31/2002            15,550           15,084          17,116           16,721
 6/30/2002            15,706           15,235          17,329           16,897
 7/31/2002            15,931           15,453          17,656           17,159
 8/31/2002            16,087           15,604          17,858           17,281
 9/30/2002            16,231           15,745          18,165           17,490
10/31/2002            16,267           15,779          18,152           17,518
11/30/2002            16,192           15,707          18,009           17,422
12/31/2002            16,395           15,903          18,341           17,657
 1/31/2003            16,387           15,895          18,301           17,640
 2/28/2003            16,529           16,033          18,507           17,768
 3/31/2003            16,518           16,022          18,511           17,795
 4/30/2003            16,546           16,049          18,563           17,836
 5/31/2003            16,647           16,147          18,855           17,993
 6/30/2003            16,617           16,118          18,824           18,001
 7/31/2003            16,271           15,783          18,367           17,762
 8/31/2003            16,325           15,835          18,400           17,771
 9/30/2003            16,596           16,098          18,799           18,040
10/31/2003            16,479           15,985          18,615           17,920
11/30/2003            16,524           16,028          18,616           17,912
12/31/2003            16,640           16,140          18,761           18,038
 1/31/2004            16,711           16,210          18,863           18,103
 2/29/2004            16,840           16,335          19,042           18,237
 3/31/2004            16,904           16,397          19,175           18,330
 4/30/2004            16,600           16,102          18,746           18,038
 5/31/2004            16,545           16,048          18,686           17,999
 6/30/2004            16,608           16,109          18,734           18,019
 7/31/2004            16,701           16,200          18,869           18,115
 8/31/2004            16,911           16,404          19,150           18,311
 9/30/2004            16,903           16,399          19,157           18,303


Portfolio as of September 30, 2004

                             Portfolio Mix
                             -------------
                  Mortgage-Backed...................... 50.0%
                  Treasuries........................... 30.7
                  Government Agencies.................. 13.8
                  Asset-Backed Securities..............  4.8
                  Short-Term & Other...................  0.7

                           Effective Maturity
                           ------------------
                  1 year or less....................... 61.4%
                  1-5 years............................ 30.2
                  5-10 years...........................  8.4
                  Average Effective Maturity: 3.7 years

               Average Annual Total Returns - September 30, 2004

                                                                Since
                                      1 Year 5 Years 10 Years Inception
                                      ------ ------- -------- ---------
         Class A (Inception 1/3/89)
         Net Asset Value/1/..........  1.87%  5.24%    5.39%      --
         With Maximum Sales Charge/2/ -1.22   4.61     5.07       --

         Class B (Inception 9/24/93)
         Net Asset Value/1/..........  1.18   4.56     4.70       --
         With CDSC/5/................ -3.73   4.23     4.70       --

         Class C (Inception 12/30/94)
         Net Asset Value/1/..........  1.27   4.58       --     4.79%
         With CDSC/5/................  0.29   4.58       --     4.79

         Class Y (Inception 3/31/94)
         Net Asset Value/1/..........  2.07   5.64     5.77       --

                                                                Since Class C
   Comparative Performance              1 Year 5 Years 10 Years Inception/7/
   -----------------------              ------ ------- -------- -------------
   Lehman Int. Gov't. Bond Index/3/....  1.91%  6.51%    6.72%      6.91%
   Lehman 1-5 Yr. Gov't Bond Index/4/..  1.46   5.82     6.23       6.41
   Morningstar Short Gov't Fund Avg./6/  1.15   5.00     5.49       5.63

   All returns represent past performance and do not guarantee future results. Periods of less than one year are not annualized. Share price and return will vary and you may have a gain or loss when you sell your shares. All results include reinvestment of dividends and capital gains. Current returns may be higher or lower than those shown. For performance current to the most recent month-end, visit www.cdcnvestfunds.com. Performance history includes periods from a predecessor fund. Class Y shares are available to certain institutional investors only.

   The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

   Notes to Charts
/1/ Does not include a sales charge. Effective 2/1/04, a 1% front end sales charge was removed from Class C shares.
/2/  Includes the maximum sales charge of 3.00%.
/3/ Lehman Intermediate Government Bond Index is an unmanaged index of bonds issued by the U.S. government and its agencies with maturities between one and ten years.
/4/ Lehman 1-5 Year Government Bond Index is an unmanaged, market-weighted index of bonds issued by the U.S. government and its agencies, with maturities between 1 and 5 years.
/5/ Performance for Class B shares assumes a maximum 5% contingent deferred sales charge ("CDSC") applied when you sell shares, which declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1%. Class C share performance assumes a 1.00% CDSC applied when you sell shares within one year of purchase.
/6/ Morningstar Short Government Fund Average is the average performance without sales charge of funds with similar investment objectives, as calculated by Morningstar, Inc.
/7/ The since-inception comparative performance figures shown for Class C shares are calculated from 12/31/94.

                             LOOMIS SAYLES FUNDS II

              Loomis Sayles Limited Term Government and Agency Fund

                                    Form N-14
                                     Part B

                       STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

                                January 18, 2005

          This Statement of Additional Information (the "SAI" or "Statement") relates to the proposed acquisition (the "Acquisition") of the assets and liabilities of Loomis Sayles Government Securities Fund (the "Acquired Fund"), a series of CDC Nvest Funds Trust I, by Loomis Sayles Limited Term Government and Agency Fund (the "Fund" or "Acquiring Fund"), a series of Loomis Sayles Funds II, in exchange for shares of the Acquiring Fund, followed by the distribution of such shares to Acquired Fund shareholders in liquidation of the Acquired Fund.

          This SAI contains information which may be of interest to shareholders but which is not included in the Prospectus/Proxy Statement dated January 18, 2005 (the "Prospectus/Proxy Statement") of the Acquiring Fund which relates to the Acquisition. As described in the Prospectus/Proxy Statement, the Acquisition would involve the transfer of all the assets of the Acquired Fund in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of all the liabilities of the Acquired Fund. The Acquired Fund would distribute the Acquiring Fund shares it receives to its shareholders in complete liquidation of the Acquired Fund.

          This SAI is not a prospectus and should be read in conjunction with the Prospectus/Proxy Statement. The Prospectus/Proxy Statement has been filed with the Securities and Exchange Commission and is available upon request and without charge by writing to CDC Nvest Funds at Prospectus Fulfillment Desk, 399 Boylston Street, Boston, Massachusetts 02116, or by calling 1-800-225-5478.

                                Table of Contents

I.  Additional Information about the Acquiring Fund and the Acquired Fund......2

II. Financial Statements.......................................................2

       A. Incorporation by Reference...........................................2
       B. Unaudited Pro Forma Combined Financial Statements....................2

Appendix A - Additional Information About the Acquiring Fund.................A-1

I.   Additional Information About the Acquiring Fund and the Acquired Fund.

          This SAI is accompanied by the current Statement of Additional Information Parts I and II of the CDC Nvest Income Funds, which includes the Government Securities Fund, dated February 1, 2004, as supplemented on July 1, 2004 for Part I and May 3, 2004 and July 1, 2004 for Part II (the "CDC SAI"). Additional information about the Acquired Fund is contained in and incorporated herein by reference to the CDC SAI. The CDC SAI has previously been filed with the Securities and Exchange Commission.

          Additional information about the Acquiring Fund is set forth in Appendix A to this SAI.

II.  Financial Statements.

               A.   Incorporation by Reference.

               This SAI is accompanied by the Annual Report to shareholders of the Acquired Fund for the year ended September 30, 2004 and the Annual Report to shareholders of the Acquiring Fund for the year ended September 30, 2004 (together, the "Annual Reports"), including the reports of PricewaterhouseCoopers LLP contained therein. The Annual Reports, which are incorporated by reference into this SAI, contain historical financial information regarding the Acquired Fund and the Acquiring Fund and have been filed with the Securities and Exchange Commission.

               B.   Unaudited Pro Forma Combined Financial Statements

               Unaudited pro forma combined financial statements for the Acquiring Fund relating to the Acquisition, including notes to such pro forma financial statements, are set forth below. The following pro forma combined financial statements should be read in conjunction with the separate financial statements of the Funds contained within the Annual Reports referred to in the preceding section.

PRO FORMA COMBINED STATEMENT OF ASSETS & LIABILITIES
AS OF SEPTEMBER 30, 2004
UNAUDITED

                                               Loomis Sayles
                                               Limited Term     Loomis Sayles
                                              Government and      Government      Pro Forma      Pro Forma
                                                Agency Fund    Securities Fund   Adjustments     Combined
                                              --------------   ---------------   -----------   ------------
ASSETS
Investments at value                           $147,487,006      $67,841,865            --     $215,328,871
Dividend and Interest Receivable               $    846,380      $   823,586            --     $  1,669,966
Receivable for securities sold                 $     64,260               --            --     $     64,260
Other assets                                   $     27,009      $     5,484            --     $     32,493
                                               ------------      -----------                   ------------
TOTAL ASSETS                                   $148,424,655      $68,670,935            --     $217,095,590
                                               ------------      -----------                   ------------

LIABILITIES
Collateral on securities loaned, at value      $ 19,922,719      $   651,750            --     $ 20,574,469
Dividends Payable                              $    100,247      $    16,166            --     $    116,413
Other accounts payable and accrued expenses    $    412,445      $   351,846            --     $    764,291
                                               ------------      -----------                   ------------
TOTAL LIABILITIES                              $ 20,435,411      $ 1,019,762            --     $ 21,455,173
                                               ------------      -----------                   ------------
TOTAL NET ASSETS                               $127,989,244      $67,651,173            --     $195,640,417
                                               ============      ===========                   ============

NET ASSETS
Class A                                        $106,701,169      $54,704,267            --     $161,405,436
Class B                                        $ 10,106,991      $10,689,247            --     $ 20,796,238
Class C                                        $  6,948,569               --            --     $  6,948,569
Class Y                                        $  4,232,515      $ 2,257,659            --     $  6,490,174
SHARES OF BENEFICIAL INTEREST
Class A                                           9,440,205        4,571,299       268,568       14,280,072
Class B                                             895,976          893,053        54,539        1,843,568
Class C                                             615,184               --            --          615,184
Class Y                                             373,209          189,140         9,933          572,282
NET ASSET VALUE PER SHARE
Class A                                               11.30            11.97            --            11.30
Class B                                               11.28            11.97            --            11.28
Class C                                               11.30               --            --            11.30
Class Y                                               11.34            11.94            --            11.34

          See accompanying notes to the pro forma financial statements

PRO FORMA COMBINED SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2004
UNAUDITED

Loomis Sayles Limited Term Government and Agency Fund           Loomis Sayles Government Securities Fund
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                             Pro Forma Combined
                                                                                                         -------------------------
Security Description       Principal     Value (c)   Security Description (a)   Principal    Value (c)    Principal     Value (c)
----------------------------------------------------------------------------------------------------------------------------------
BONDS AND NOTES:
FEDERAL FARM CREDIT
   BANK, 2.375%,
   10/02/2006             $ 2,935,000  $  2,906,275                                                      $ 2,935,000  $  2,906,275
FEDERAL HOME LOAN
   BANK, 3.625%,
   11/14/2008               6,200,000     6,226,176                                                        6,200,000     6,226,176
FHLMC, 10.000%,
   7/01/2019                    7,625         8,557                                                            7,625         8,557
FHLMC, 11.500%, WITH
   VARIOUS MATURITIES TO
   2020 (d)                   733,530       825,693                                                          733,530       825,693
FHLMC, 4.000%, WITH
   VARIOUS MATURITIES TO
   2019 (d)                 8,133,609     7,944,468                                                        8,133,609     7,944,468
FHLMC, 4.500%, 5/01/2034      994,554       959,081                                                          994,554       959,081
FHLMC, 5.750%, 4/15/2008    5,000,000     5,399,950                                                        5,000,000     5,399,950
FHLMC, 7.000%, 2/01/2016      623,302       661,130                                                          623,302       661,130
FHLMC, 7.500%, WITH
   VARIOUS MATURITIES TO
   2026 (d)                   118,480       126,056                                                          118,480       126,056
FHLMC, 8.000%, WITH
   VARIOUS MATURITIES TO
   2015 (d)                   103,911       107,809                                                          103,911       107,809
FNMA, 4.000%, WITH
   VARIOUS MATURITIES
   TO 2019 (d)              8,978,017     8,771,295                                                        8,978,017     8,771,295
FNMA, 4.500%, WITH
   VARIOUS MATURITIES TO
   2034 (d)                 8,132,814     7,846,741  FNMA, 4.500%, 9/01/2033   $ 4,267,148  $ 4,119,963   12,399,962    11,966,704
FNMA, 5.500%, WITH                                   FNMA, 5.500%, WITH
   VARIOUS MATURITIES                                   VARIOUS MATURITIES
   TO 2033 (d)              6,904,241     7,121,218     TO 2034 (d)              4,244,966    4,310,477   11,149,207    11,431,695
FNMA, 5.500%, 5/02/2006     3,000,000     3,131,991                                                        3,000,000     3,131,991
FNMA, 6.000%, WITH
   VARIOUS MATURITIES TO
   2033 (d)                14,081,345    14,739,561                                                       14,081,345    14,739,561
FNMA, 6.500%, WITH
   VARIOUS MATURITIES TO
   2034 (d)                 9,289,853     9,764,691                                                        9,289,853     9,764,691
                                                     FNMA, 6.500%,
                                                        11/01/2031                 280,108      294,015      280,108       294,015
                                                     FNMA, 6.625%, 9/15/2009       600,000      675,966      600,000       675,966
FNMA, 7.000%, 12/01/2022      585,902       631,372                                                          585,902       631,372
GNMA, 7.000%, WITH
   VARIOUS MATURITIES TO
   2031 (d)                 1,341,086     1,431,924                                                        1,341,086     1,431,924

FNMA, 7.500%, WITH
   VARIOUS MATURITIES TO                             FNMA, 7.500%,
   2032 (d)                 1,908,154     2,040,238     12/01/2030                 204,322      218,994    2,112,476     2,259,232
FNMA, 8.000%, WITH
   VARIOUS MATURITIES TO
   2016 (d)                   279,419       298,452                                                          279,419       298,452
GNMA, 6.000%, 12/15/2031      284,180       295,259                                                          284,180       295,259
                                                     GNMA, 6.500%, 5/15/2031     1,378,410    1,456,303    1,378,410     1,456,303
                                                     GNMA, 8.500%, 2/15/2006        12,139       12,650       12,139        12,650
                                                     GNMA, 9.000%, WITH
                                                        VARIOUS MATURITIES TO
                                                        2009 (d)                    80,983       87,389       80,983        87,389
                                                     GNMA, 9.500%, 8/15/2009        33,202       36,444       33,202        36,444
                                                     GNMA, 10.000%, 9/15/2016        2,260        2,532        2,260         2,532
GNMA, 12.500%, WITH
   VARIOUS MATURITIES TO
   2015 (d)                    25,106        29,016  GNMA, 12.500%, 6/15/2014        4,053        4,674       29,159        33,690
GNMA, 16.000%, WITH
   VARIOUS MATURITIES TO
   2012 (d)                   268,892       318,103                                                          268,892       318,103
GNMA, 17.000%, WITH
   VARIOUS MATURITIES TO
   2011 (d)                    92,419       110,763                                                           92,419       110,763
RESIDENTIAL ASSET
   MORTGAGE PRODUCTS,
   INC., SERIES
   2003-RZ5, CLASS A3,
   3.800%, 7/25/2030        2,240,000     2,205,889                                                        2,240,000     2,205,889
RESIDENTIAL FUNDING
   MORTGAGE SECURITIES
   II, SERIES 2003-HI4,
   CLASS AI4, 4.590%,
   4/25/2018                1,376,000     1,390,678                                                        1,376,000     1,390,678
RESIDENTIAL FUNDING
   MORTGAGE SECURITIES
   II, SERIES 2004-HI3,
   CLASS A3, 3.810%,
   12/25/2016               1,900,000     1,896,734                                                        1,900,000     1,896,734
RESIDENTIAL FUNDING
   MORTGAGE SECURITIES
   II, SERIES 2004-HI3,
   CLASS A4, 4.630%,
   3/25/2019                  670,000       669,477                                                          670,000       669,477
                                                     U.S. TREASURY BOND,
                                                        5.250%, 2/15/2029 (b)    3,005,000    3,128,369    3,005,000     3,128,369
                                                     U.S. TREASURY BOND,
                                                        7.250%, 5/15/2016       13,000,000   16,364,764   13,000,000    16,364,764
                                                     U.S. TREASURY BOND,
                                                        8.750%, 5/15/2017       10,000,000   14,108,980   10,000,000    14,108,980
                                                     U.S. TREASURY INFLATION
                                                        INDEXED BOND, 2.375%,
                                                        1/15/2025               13,665,828   14,236,486   13,665,828    14,236,486
                                                     U.S. TREASURY NOTE,
                                                        1.625%, 9/30/2005        4,615,000    4,589,581    4,615,000     4,589,581
U.S. TREASURY NOTE,
   1.625%, 2/28/2006        6,100,000     6,037,811                                                        6,100,000     6,037,811
U.S. TREASURY NOTE,
   1.875%, 12/31/2005       4,300,000     4,277,997                                                        4,300,000     4,277,997
U.S. TREASURY NOTE,
   2.000%, 8/31/2005 (b)   10,200,000    10,184,465                                                       10,200,000    10,184,465
U.S. TREASURY NOTE,
   2.250%, 2/15/2007 (b)    1,290,000     1,276,243                                                        1,290,000     1,276,243
U.S. TREASURY NOTE,
   2.375%, 8/15/2006        5,330,000     5,312,928                                                        5,330,000     5,312,928
U.S. TREASURY NOTE,
   3.125%, 10/15/2008       2,500,000     2,496,290                                                        2,500,000     2,496,290
U.S. TREASURY NOTE,
   3.375%, 11/15/2008
   (b)                      4,250,000     4,280,048                                                        4,250,000     4,280,048

U.S. TREASURY NOTE,
   6.125%, 8/15/2007 (b)    4,180,000     4,554,729                                                        4,180,000     4,554,729
U.S. TREASURY NOTE,
   6.625%, 5/15/2007 (b)      750,000       822,392                                                          750,000       822,392
                                                     U.S. TREASURY STRIPS,
                                                        ZERO COUPON,
                                                        11/15/2014               4,000,000    3,324,336    4,000,000     3,324,336
                                       ------------                                         -----------               ------------
                                        127,101,500                                          66,971,923                194,073,423
                                       ------------                                         -----------               ------------
SHORT-TERM:
REPURCHASE AGREEMENT                                 REPURCHASE AGREEMENT
   WITH INVESTORS BANK                                  WITH INVESTORS BANK
   & TRUST CO.                462,787       462,787     & TR UST CO.               218,192      218,192      680,979       680,979
INVESTMENTS OF                                       INVESTMENTS OF
   SECURITIES LENDING                                   SECURITIES LENDING
   COLLATERAL -                                         COLLATERAL -
BANK OF AMERICA, 1.875%                              BANK OF AMERICA, 1.875%
   DUE 10/19/2004           2,556,513     2,556,513     DUE 10/19/2004              83,633       83,633    2,640,146     2,640,146
BANK OF MONTREAL, 1.76%                              BANK OF MONTREAL, 1.76%
   DUE 10/25/2004             412,594       412,594     DUE 10/25/2004              13,498       13,498      426,092       426,092
BANK OF NOVA SCOTIA,                                 BANK OF NOVA SCOTIA,
   1.75% DUE 10/21/2004       613,563       613,563     1.75% DUE 10/21/2004        20,072       20,072      633,635       633,635
BANK OF NOVA SCOTIA,                                 BANK OF NOVA SCOTIA,
   1.76% DUE 11/12/2004     1,278,256     1,278,256     1.76% DUE 11/12/2004        41,817       41,817    1,320,073     1,320,073
BGI INSTITUTIONAL                                    BGI INSTITUTIONAL MONEY
   MONEY MARKET FUND        1,457,212     1,457,212     MARKET FUND                 47,671       47,671    1,504,883     1,504,883
BNP PARIBAS, 1.80% DUE                               BNP PARIBAS, 1.80% DUE
   11/23/2004               1,278,256     1,278,256     11/23/2004                  41,817       41,817    1,320,073     1,320,073
FALCON ASSET                                         FALCON ASSET
   SECURITIZATION                                       SECURITIZATION
   CORP., 1.612% DUE                                    CORP., 1.612% DUE
   10/1/2004                  766,954       766,954     10/1/2004                   25,090       25,090      792,044       792,044
FORTIS BANK, 1.69%, DUE                              FORTIS BANK, 1.69%, DUE
   10/14/2004                 255,651       255,651     10/14/2004                   8,363        8,363      264,014       264,014
GREYHAWK FUNDING,                                    GREYHAWK FUNDING,
   1.772%, DUE                                          1.772%, DUE
   10/19/2004                 763,434       763,434     10/19/2004                  24,975       24,975      788,409       788,409
MERRILL LYNCH PREMIER                                MERRILL  LYNCH PREMIER
   INSTITUTIONAL FUND         829,218       829,218     INSTITUTIONAL FUND          27,127       27,127      856,345       856,345
MERRIMAC CASH                                        MERRIMAC CASH
   FUND-PREMIUM CLASS       2,045,210     2,045,210     FUND-PREMIUM CLASS          66,907       66,907    2,112,117     2,112,117
ROYAL BANK OF CANADA,                                ROYAL BANK OF CANADA,
   1.78%, DUE 11/10/2004    2,045,210     2,045,210     1.78%, DUE 11/10/2004       66,907       66,907    2,112,117     2,112,117
ROYAL BANK OF SCOTLAND,                              ROYAL BANK OF SCOTLAND,
   1.60%, DUE 10/15/2004      766,954       766,954     1.60%, DUE 10/15/2004       25,090       25,090      792,044       792,044
ROYAL BANK OF SCOTLAND,                              ROYAL BANK OF SCOTLAND,
   1.65%, DUE 10/29/2004      766,954       766,954     1.65%, DUE 10/29/2004       25,090       25,090      792,044       792,044
ROYAL BANK OF SCOTLAND,                              ROYAL BANK OF SCOTLAND,
   1.67%, DUE 11/02/2004       76,695        76,695     1.67%, DUE 11/02/2004        2,509        2,509       79,204        79,204
ROYAL BANK OF SCOTLAND,                              ROYAL BANK OF SCOTLAND,
   1.88%, DUE 12/23/2004    1,712,864     1,712,864     1.88%, DUE 12/23/2004       56,034       56,034    1,768,898     1,768,898
SHEFFIELD RECEIVABLES                                SHEFFIELD RECEIVABLES
   CORP, 1.622% DUE                                     CORP, 1.622% DUE
   10/04/2004                 251,970       251,970     10/04/2004                   8,243        8,243      260,213       260,213
SHEFFIELD RECEIVABLES                                SHEFFIELD RECEIVABLES
   CORP, 1.773% DUE                                     CORP, 1.773% DUE
   10/20/2004                 766,954       766,954     10/20/2004                  25,090       25,090      792,044       792,044
TORONTO DOMINION BANK,                               TORONTO DOMINION BANK,
   1.70%, DUE 11/8/2004       511,303       511,303     1.70%, DUE 11/8/2004        16,727       16,727      528,030       528,030
WELLS FARGO, 1.60% DUE                               WELLS FARGO, 1.60% DUE
   10/04/2004                 766,954       766,954     10/04/2004                  25,090       25,090      792,044       792,044
                                       ------------                                         -----------               ------------
Total Short Term
   Investments                           20,385,506                                             869,942                 21,255,448
                                       ------------                                         -----------               ------------
Total Investments                      $147,487,006                                         $67,841,865               $215,328,871
                                       ============                                         ===========               ============

(a) Certain securities that do not conform to the investment strategies to be in effect after the reorganization may be disposed of prior to or after reorganization. Selection of securities for disposition will depend on market conditions, investment outlook of the Fund's adviser and composition of the Acquired Fund at such time. Disposition of these securities may result in realized capital gains or losses before or after the reorganization.
(b) All or a portion of this security was on loan to brokers at September 30, 2004.
(c)  See notes to pro forma combined financial statements.
(d) The Fund's investments in mortgage related securities of the Federal Home Loan Mortgage Corporation, Federal National Mortgage Association and Government National Mortgage Association are interests in separate pools of mortgages. All separate investments in securities of each issuer which have the same coupon rate have been aggregated for the purpose of presentation in the schedule of investments.

FHLMC Federal Home Loan Mortgage Corporation
FNMA Federal National Mortgage Association
GNMA Government National Mortgage Association

PRO FORMA COMBINED STATEMENT OF OPERATIONS
FOR THE TWELVE MONTH PERIOD ENDED SEPTEMBER 30, 2004
UNAUDITED

                                               Limited Term    Government       Pro           Pro
                                              Government and   Securities      Forma         Forma
                                                Agency Fund       Fund      Adjustments     Combined
                                              --------------   ----------   -----------   -----------
INVESTMENT INCOME
   Interest income                              $ 5,323,114    $3,277,228                 $ 8,600,342
   Security lending income                           11,603        19,185                      30,788
                                                -----------    ----------    ---------    -----------
                                                  5,334,717     3,296,413           --      8,631,130
                                                -----------    ----------    ---------    -----------
EXPENSES
   Management fees                                  773,694       410,046     (132,292)     1,051,448(1)
   Service and distribution fees - Class A          361,411       149,737      (83,989)       427,159(2)
   Service and distribution fees - Class B          116,983       121,316                     238,299
   Service and distribution fees - Class C           76,233            --                      76,233
   Trustees' fees and expenses                       22,937        25,336       (6,662)        41,611(3)
   Accounting and administrative                     88,981        48,897                     137,878

   Custodian                                         68,532        48,834      (37,427)        79,939(4)
   Transfer agent fees - Class A, B and C           257,277       150,534        1,893        409,704(5)
   Transfer agent fees - Class Y                     17,747        15,657      (12,000)        21,404(5)
   Audit and Tax Services                            24,705        24,657      (24,657)        24,705(6)
   Legal                                              7,774         3,418         (500)        10,692(7)
   Shareholder reporting                             23,605        28,325       (7,000)        44,930(7)
   Registration                                      49,716        34,939       14,936         99,591(8)
   Miscellaneous                                     26,532        12,090       (2,989)        35,633(7)
                                                -----------    ----------    ---------    -----------
Total expenses                                    1,916,127     1,073,786     (290,687)     2,699,226
                                                -----------    ----------    ---------    -----------
Net investment income                             3,418,590     2,222,627      290,687      5,931,904
                                                -----------    ----------    ---------    -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENTS
   Realized gain (loss) on investments, net       1,021,149      (202,144)          --        819,005
   Change in unrealized appreciation
      (depreciation) of investments, net         (2,043,680)     (524,082)          --     (2,567,762)
                                                -----------    ----------    ---------    -----------
Net realized and unrealized gain (loss) on
   investments                                   (1,022,531)     (726,226)          --     (1,748,757)
                                                -----------    ----------    ---------    -----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM
                                                                             ---------    -----------
OPERATIONS                                      $ 2,396,059    $1,496,401    $ 290,687    $ 4,183,147
                                                ===========    ==========    =========    ===========

          See accompanying notes to the pro forma financial statements

(1)  Management fees

     Management fees have been adjusted to reflect the new fee equal to 50bp of the combined funds' average daily net assets.

(2)  Service and distribution fees - Class A

     Expense has been adjusted to eliminate the 10bp distribution fee for Limited Term Government and Agency Fund Class A shares that was in effect from October 1, 2003 through June 30, 2004.

(3)  Trustee fees and expenses

     Trustee fees and expenses have been restated to reflect the reallocation of these expenses over all of the remaining funds serviced by the Board.

(4)  Custodian

     Fees have been restated to reflect the elimination of minimum per fund fees and certain other fixed charges that will not be in effect for the combined fund.

(5)  Transfer agent fees

     Fees have been restated to reflect the new Transfer Agent fee agreement that is effective on January 1, 2005.

(6)  Audit and Tax Services

     Fees have been restated to eliminate the services for the Government Securities Fund that will no longer be required.

(7)  Legal, Shareholder reporting and Miscellaneous

     Fees have been restated to eliminate the effect of charges that apply only to the Government Securities Fund.

(8)  Registration

     Fees have been restated to reflect costs incurred as a result of the merger as well as the reduction of costs that applied only to the Government Securities Fund.

Loomis Sayles Limited Term Government and Agency Fund
Notes to Pro Forma Combined Financial Statements
September 30, 2004

Basis of Presentation:

          Subject to the approval of the Agreement and Plan of Reorganization ("Plan of Reorganization") by the shareholders of the Loomis Sayles Government Securities Fund ("Government Securities Fund"), a series of CDC Nvest Funds Trust I, the Loomis Sayles Limited Term Government and Agency Fund (the "Limited Term Fund"), a series of Loomis Sayles Funds II, would acquire all the assets of the Government Securities Fund in exchange for newly issued shares of beneficial interest of the Limited Term Fund (the "Merger Shares") and the assumption by the Limited Term Fund of all of the liabilities of the Government Securities Fund followed by a distribution of the Merger Shares to the shareholders of the Government Securities Fund in complete liquidation of the Government Securities Fund. Under the Plan of Reorganization, the transaction will be treated and accounted for as a tax-free reorganization.

          As a result of the proposed transaction, the Government Securities Fund will receive a number of Class A, Class B and Class Y Merger Shares of the Limited Term Fund equal in value to the value of the net assets of the Government Securities Fund being transferred and attributable to the Class A, Class B and Class Y shares, respectively, of the Government Securities Fund. Following the transfer, Government Securities Fund shareholders will receive, on a tax-free basis, a number of full and fractional Class A, Class B and Class Y Merger Shares of the Limited Term Fund equal in value, as of the close of business on the day the assets and liabilities of the Government Securities Fund and the Merger Shares are valued for purposes of the exchange, to the value of the shareholder's Class A, Class B or Class Y Government Securities Fund shares. The Government Securities Fund does not offer Class C shares.

          The pro forma financial statements reflect the combined financial position of the Government Securities Fund with the Limited Term Fund at September 30, 2004, and the pro forma combined results of operations for the year ended September 30, 2004, as though the acquisition had occurred on October 1, 2003.

          The pro forma combined financial statements are presented for the information of the reader. The pro forma combined financial statements are accounting estimates only and may not necessarily be representative of how the combined financial statements would have appeared had the reorganization actually occurred. The pro forma combined financial statements should be read in conjunction with the historical financial statements of the respective portfolios.

Pro Forma Adjustments:

          The pro forma combined Statement of Assets and Liabilities reflects the reclassification of capital for the Government Securities Fund into shares of beneficial interest of the Limited Term Fund.

          The pro forma combined Statement of Operations reflects the following adjustments:

Management fees, Distribution fees, or fees that are expected to occur during the Fund's current fiscal year.

Certain other expenses including trustees, legal, audit and tax shareholder reporting, registration fees and miscellaneous have been adjusted reflective of the savings or additional costs expected to occur as a result of the transaction.

Security Valuation:

          Debt securities for which market quotations are readily available (other than short-term obligations with a remaining maturity of less than sixty days) are generally valued at market price on the basis of valuations furnished by a pricing service authorized by the Board of Trustees, which service determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Short-term obligations with a remaining maturity of less than sixty days are stated at amortized cost, which approximates market value. All other securities and assets are valued at their fair value as determined in good faith by the Fund's investment adviser, under the supervision of the Fund's Trustees. Equity securities for which market quotations are readily available are valued at market price on the basis of valuations furnished to the Fund by a pricing service which has been authorized by the Board of Trustees. The pricing service provides the last reported sale price for securities listed on an applicable securities exchange or on the NASDAQ national market system, or, if no sale was reported and in the case of over-the-counter securities not so listed, the last reported bid price. Securities traded on the NASDAQ National Market are valued at the NASDAQ Official Closing Price ("NOCP"), or if lacking an NOCP, at the most recent bid quotation on the NASDAQ National Market.

          The Fund may hold securities traded in foreign markets. Foreign securities are valued at the market price in the foreign market. However, if events occurring after the close of the foreign market (but before the close of regular trading on the New York Stock Exchange) are believed to materially affect the value of those securities, such securities are fair valued pursuant to procedures approved by the Board of Trustees. When fair valuing securities, the Fund may, among other things, use modeling tools or other processes that may take into account factors such as securities market activity and/or significant events that occur after the close of the foreign market and before the Fund calculates its net asset value.

                                                                      APPENDIX A

                ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND

--------------------------------------------------------------------------------
                             INVESTMENT RESTRICTIONS
--------------------------------------------------------------------------------

          The investment goal and principal investment strategies of the Acquiring Fund (also referred to as the "Fund") are described in the Prospectus/Proxy Statement. The investment policies of the Fund set forth in its Prospectus/Proxy Statement and in this SAI may be changed by the Board of Trustees of Loomis Sayles Funds II (the "Loomis Sayles Trust") without shareholder approval, except any policy explicitly identified as "fundamental" may not be changed without the approval of the holders of a majority of the outstanding shares of the Fund (which in this SAI means the lesser of (i) 67% of the shares of the Acquiring Fund present at a meeting at which more than 50% of the outstanding shares are present or represented by proxy or (ii) more than 50% of the outstanding shares). Except in the case of the 15% limitation on illiquid securities, the percentage limitations set forth below and in the Prospectus/Proxy Statement will apply at the time a security is purchased and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such purchase.

          In addition to its investment goal and policies set forth in the Prospectus/Proxy Statement, the following investment restrictions are policies of the Fund (and those marked with an asterisk are fundamental policies of the Fund):

The Fund will not:

*(1) Make short sales of securities, maintain a short position or purchase securities on margin, except that the Fund may obtain short-term credits as necessary for the clearance of security transactions, and the Fund may make any short sales or maintain any short positions where the short sales or short positions would not constitute "senior securities" under the Investment Company Act of 1940 (the "1940 Act").

*(2) Issue senior securities, except for permitted borrowings or as otherwise permitted under the 1940 Act.

*(3) Borrow money except for temporary or emergency purposes; provided, however, that the Fund may loan securities, engage in reverse repurchase agreements and dollar rolls, in an amount not exceeding 33 1/3% of its total assets taken at cost.

*(4) Purchase any securities (other than U.S. government securities) if, as a result, more than 25% of the Fund's total assets (taken at current value) would be invested in any one industry. For purposes of this restriction, telephone, gas and electric public utilities are each regarded as separate industries and finance companies whose financing activities are related primarily to the activities of their parent companies are classified in the industry of their parents. For purposes of this restriction with regard to bank obligations, bank obligations are considered to be one industry, and asset-backed securities are not considered to be bank obligations.

*(5) Make loans, except that the Fund may purchase or hold debt instruments in accordance with its investment objective and policies; provided, however, that this restriction does not apply to repurchase agreements or loans of portfolio securities.

*(6) Purchase or sell commodities, except that the Fund may purchase and sell future contracts and options, may enter into foreign exchange contracts and swap agreements and other financial transactions not requiring the delivery of physical commodities.

*(7) Purchase or sell real estate, although it may purchase securities of issuers that deal in real estate, securities that are secured by interests in real estate, and securities that represent interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein.

*(8) Act as underwriter, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

(9) Write, purchase or sell puts, calls or combinations thereof, except that the Fund may write, purchase and sell puts, calls or combinations thereof with respect to financial instruments or indices thereof and currencies and with respect to futures contracts on financial instruments or indices thereof.

+(10) Invest more than 15% of the Fund's total net assets in illiquid securities
     (excluding Rule 144A securities and certain Section 4(2) commercial paper deemed to be liquid under guidelines established by Loomis Sayles Funds II trustees).

(11) Invest less than 80% of the Fund's net assets (plus borrowings made for investment purposes) in investments issued or guaranteed by the U.S. government, its agencies or instrumentalities. Prior to any change to such policy adopted by the Board of Trustees of the Fund, the Fund will provide notice to shareholders as required by Rule 35d-1 under the 1940 Act, as such Rule may be interpreted from time to time by the staff of the SEC.

          Although the Fund may from time to time make short sales, issue senior securities, borrow money or pledge its assets to the extent permitted by the investment restrictions set forth above, the Fund has no current intention of engaging in such investment techniques.

          The staff of the SEC is currently of the view that repurchase agreements maturing in more than seven days are illiquid and thus subject to restriction (10) above.

          In restriction (11), the 80% policy is applied at the time of investment. However, if the Fund no longer meets the 80% policy (due to changes in the value of its portfolio holdings or other circumstances beyond its control), it must make future investments in a manner that would bring the Fund into compliance with the 80% requirement, but would not be required to sell portfolio holdings that have increased in value.

--------------------------------------------------------------------------------
                            FUND CHARGES AND EXPENSES
--------------------------------------------------------------------------------

Investment Advisory And Other Services

Advisory Agreements. Under the advisory agreement, Loomis Sayles manages the investment and reinvestment of the assets of the Fund, subject to supervision by the Board of Trustees of the Loomis Sayles Trust. Loomis Sayles furnishes, at its own expense, all necessary office space, facilities and equipment, services of executive and other personnel of the Fund, and certain administrative services. For these services, the advisory agreement provides that the Fund shall pay Loomis Sayles a monthly investment advisory fee at the annual percentage rate of 0.57% of the first $200 million of the average daily net assets of the Fund, 0.545% of the next $300 million and 0.520% of such assets in excess of $500 million. If and when the Acquisition is consummated, Loomis Sayles will reduce the advisory fee to 0.50% of the average daily net assets of the Fund.

          During the periods shown below, pursuant to the advisory agreement described above, Loomis Sayles received the following amount of investment advisory fees from the Fund:

                                               1/1/02 -   1/01/03 -   10/01/03 -
                                               12/31/02    9/30/03     9/30/04
--------------------------------------------------------------------------------
Total Advisory Fee                             $774,861    $628,035    $773,694
--------------------------------------------------------------------------------
IXIS Advisors
   Total Paid                                  $387,430    $279,606    $      0
--------------------------------------------------------------------------------
Loomis Sayles
   Total Paid                                  $387,431    $348,429    $773,694
--------------------------------------------------------------------------------

          On September 12, 2003, the CDC Nvest Limited Term Government Securities Fund reorganized into the Loomis Sayles Limited Term Government and Agency Fund and, as a result, Loomis Sayles Limited Term Government and Agency Fund assumed the financial and accounting information of CDC Nvest Limited Term Government Securities Fund. The table therefore includes fees under previous investment advisory and subadvisory arrangements applicable to the CDC Nvest Limited Term Government Securities Fund. The advisory fees reported for fiscal year 2002 and part of the fiscal year 2003 reflect these arrangements. Prior to September 1, 2003, Loomis Sayles managed the assets of the Fund as subadviser under an investment subadvisory agreement that terminated on September 1, 2003 and IXIS Asset Management Advisors, L.P. ("IXIS Advisors") served as adviser to the Fund under investment advisory agreement that terminated on September 1, 2003. The table reflects a change to the Fund's fiscal year end effective September 12, 2003, from a prior fiscal year end of December 31 to the current fiscal year end of September 30.

Brokerage Commissions

          For the fiscal years ended December 31, 2002, September 30, 2003 and September 30, 2004, the Fund paid $0, $0 and $0, respectively, in brokerage commissions. For the fiscal year ended September 30, 2004, the Fund paid $0 in brokerage transactions and brokerage commissions to brokers providing research services. For a description of how transactions in portfolio securities are effected, see the section "Portfolio Transactions and Brokerage" below.

Regular Broker-Dealers

          The Fund did not hold any securities of its regular broker-dealers* (or the parent of the regular broker-dealers) as of September 30, 2004.

* "Regular Broker-Dealers" are defined by the SEC as: (a) one of the 10 brokers or dealers that received the greatest dollar amount of brokerage commissions by virtue of direct or indirect participation in the company's portfolio transactions during the company's most recent fiscal year; (b) one of the 10 brokers or dealers that engaged as principal in the largest dollar amount of portfolio transactions of the investment company during the company's most recent fiscal year; or (c) one of the 10 brokers or dealers that sold the largest dollar amount of securities of the investment company during the company's most recent fiscal year.

Sales Charges and 12b-1 Fees

          As explained below, certain classes of shares of the Acquiring Fund paid the IXIS Asset Management Distributors, L.P. (the "Distributor") fees under separate plans adopted pursuant to Rule 12b-1 under the 1940 Act ("Plans"). The following table shows the amounts of Rule 12b-1 fees paid by the Fund under these Plans during the past three fiscal years. For periods prior to July 1, 2003, amounts shown in the table were paid to Loomis Sayles Distributors, L.P., the Fund's prior distributor. Compensation payable under the Plans may be paid regardless of the Distributor's expenses. The anticipated benefits to the Fund of the Plans include the ability to attract and maintain assets.

---------------------------------------------------------------------
                   Rule 12b-1 Fees paid by the Fund
---------------------------------------------------------------------
Fund Class   1/1/02 - 12/31/02   1/1/03 - 9/30/03   10/1/04 - 9/30/04
---------------------------------------------------------------------
A                $373,753            $301,134            $361,411
---------------------------------------------------------------------
B                $144,101            $119,150            $116,983
---------------------------------------------------------------------
C                $ 68,615            $ 65,626            $ 76,233
---------------------------------------------------------------------

See "Distribution Agreement and Rule 12b-1 Plans" in this SAI for a description of the current distribution agreement and Rule 12b-1 plans, if any, in effect for Classes A, B, C and Y shares.

          During the fiscal year ended September 30, 2004, the expenses of the Distributor and the Fund's prior distributor relating to the Fund's Rule 12b-1 plans were as follows (Class B compensation to investment dealers exclude advanced commissions sold to a third party):

Loomis Sayles Limited Term Government and Agency Fund

(Class A Shares)
Compensation to Investment Dealers                                      $272,709
Compensation to Distributor's Sales Personnel and Other Related Costs   $161,069
                                                                        --------
                                                          TOTAL         $433,778

(Class B shares)
(Compensation to Investment Dealers                                     $ 26,561
Compensation to Distributor's Sales Personnel and Other Related Costs   $  8,316
                                                                        --------
                                                          TOTAL         $ 34,877

(Class C shares)
Compensation to Investment Dealers                                      $ 67,513
Compensation to Distributor's Sales Personnel and Other Related Costs   $ 16,129
                                                                        --------
                                                          TOTAL         $ 83,642

--------------------------------------------------------------------------------
                            OWNERSHIP OF FUND SHARES
--------------------------------------------------------------------------------

As of January 7, 2005, to the Trust's knowledge, the following persons owned of record or beneficially 5% or more of the indicated classes of the Fund as set forth below.*

--------------------------------------------------------------------------------
                                            Number of shares   Percentage of
Fund                                             owned             class
--------------------------------------------------------------------------------
Class Y   New England Mutual Life Ins Co*        85,231             93.20%**
          Separate Investment Accounting
          Attn Larry Hoisington
          501 Boylston Street - 6th Fl
          Boston, MA 02116-3769

* Such ownership may be beneficially held by individuals or entities other than the owner listed.
** To the extent that any listed shareholder beneficially owns more than 25% a Fund, it may be deemed to "control" the Fund within the meaning of the 1940 Act. The effect of such control may be to reduce the ability of other shareholders of the Fund to take action requiring the affirmative note of holders of a plurality or majority of the Fund's shares without approval of the controlling shareholder.

--------------------------------------------------------------------------------
              MISCELLANEOUS INVESTMENT STRATEGIES AND RELATED RISKS
--------------------------------------------------------------------------------

           The following is a list of certain investment strategies, including particular types of securities or specific practices, that may be used by the adviser in managing the Fund and that are not principal strategies. The Fund's principal strategies are detailed in its Prospectus/Proxy Statement. The list of securities under each category below is not intended to be an exclusive list of securities for investment. The adviser may invest in a general category listed below and where applicable with particular emphasis on a certain type of security but investment is not limited to the securities specially enumerated under each category. The adviser may invest in some securities under a given category as a primary strategy and in other securities under the same category as a secondary strategy. The adviser may invest in any security that falls under the specific category including securities that are not listed below.

Securities                                      Practices
----------                                      ---------
Debt Securities (Mortgage-related Securities,   When-issued Securities
Collateralized Mortgage Obligations, Stripped   Options
Securities)                                     Illiquid Securities
Foreign Securities (Currency Hedging)

TYPES OF SECURITIES

DEBT SECURITIES

The Fund may invest in debt securities. Debt securities are used by issuers to borrow money. The issuer usually pays a fixed, variable or floating rate of interest and must repay the amount borrowed at the maturity of the security. Some debt securities, such as zero-coupon securities, do not pay interest but are sold at a discount from their face values. Debt securities include corporate bonds, government securities and mortgage and other asset-backed securities. Debt securities include a broad array of short, medium and long term obligations issued by the U.S. or foreign governments, government or international agencies and instrumentalities, and corporate issuers of various types. Some debt securities represent uncollateralized obligations of their issuers; in other cases, the securities may be backed by specific assets (such as mortgages or other receivables) that have been set aside as collateral for the issuer's obligation. Debt securities generally involve an obligation of the issuer to pay interest or dividends on either a current basis or at the maturity of the securities, as well as the obligation to repay the principal amount of the security at maturity.

          Risks. Debt securities are subject to market risk and credit risk. Credit risk relates to the ability of the issuer to make payments of principal and interest and includes the risk of default. Sometimes, an issuer may make these payments from money raised through a variety of sources, including, with respect to issuers of municipal securities, (i) the issuer's general taxing power, (ii) a specific type of tax such as a property tax, or (iii) a particular facility or project such as a highway. The ability of an issuer to make these payments could be affected by general economic conditions, issues specific to the issuer, litigation, legislation or other political events, the bankruptcy of the issuer or war, natural disasters, terrorism or other major events. U.S. government securities do not involve the credit risks associated with other types of fixed-income securities; as a result, the yields available from U.S. government securities are generally lower than the yields available from corporate and municipal debt securities. Market risk is the risk that the value of the security will fall because of changes in market rates of interest. (Generally, the value of debt securities falls when market rates of interest are rising.) Some debt securities also involve prepayment or call risk. This is the risk that the issuer will repay a Fund the principal on the security before it is due, thus depriving the Fund of a favorable stream of future interest payments.

          Because interest rates vary, it is impossible to predict the income of a Fund that invests in debt securities for any particular period. Fluctuations in the value of the Fund's investments in debt securities will cause the Fund's net asset value to increase or decrease.

Adjustable Rate Mortgage Security ("ARM"). ARM, like a traditional mortgage security, is an interest in a pool of mortgage loans that provides investors with payments consisting of both principal and interest as mortgage loans in the underlying mortgage pool are paid off by the borrowers. ARMs have interest rates that are reset at periodic intervals, usually by reference to some interest rate index or market interest rate. Although the rate adjustment feature may act as a buffer to reduce sharp changes in the value of adjustable rate securities, these securities are still subject to changes in value based on changes in market interest rates or changes in the issuer's creditworthiness. Because the interest rates are reset only periodically, changes in the interest rate on ARMs may lag behind changes in prevailing market interest rates. Also, some ARMs (or the underlying mortgages) are subject to caps or floors that limit the maximum change in interest rate during a specified period or over the life of the security. As a result, changes in the interest rate on an ARM may not fully reflect changes in prevailing market interest rates during certain periods. Because of the resetting of interest rates, ARMs are less likely than non-adjustable rate securities of comparable quality and maturity to increase significantly in value when market interest rates fall.

Asset-backed Securities. The Fund may invest in asset-backed securities. The securitization techniques used to develop mortgage securities are also being applied to a broad range of other assets. Through the use of trusts and special purpose vehicles, assets, such as automobile and credit card receivables, are being securitized in pass-through structures similar to mortgage pass-through structures or in a pay-through structure similar to a Collateralized Mortgage Obligation structure. Generally, the issuers of asset-backed bonds, notes or pass-through certificates are special purpose entities and do not have any significant assets other than the receivables securing such obligations. In general, the collateral supporting asset-backed securities is of shorter maturity than mortgage loans. Instruments backed by pools of receivables are similar to mortgage-backed securities in that they are subject to unscheduled prepayments of principal prior to maturity. When the obligations are pre-paid, the Fund will ordinarily reinvest the prepaid amounts in securities the yields of which reflect interest rates prevailing at the time. Therefore, the Fund's ability to maintain a portfolio that includes high-yielding asset-backed securities will be adversely affected to the extent that prepayments of principal must be reinvested in securities that have lower yields than the prepaid obligations. Moreover, prepayments of securities purchased at a premium could result in a realized loss.

Collateralized Mortgage Obligations ("CMOs"). The Fund may invest in CMOs, which are securities backed by a portfolio of mortgages or mortgage securities held under indentures. The underlying mortgages or mortgage securities are issued or guaranteed by the U.S. government or an agency or instrumentality thereof. The issuer's obligation to make interest and principal payments is secured by the underlying portfolio of mortgages or mortgage securities. CMOs are issued with a number of classes or series which have different maturities and which may represent interests in some or all of the interest or principal on the underlying collateral or a combination thereof. CMOs of different classes are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. In the event of sufficient early prepayments on such mortgages, the class or series of CMO first to mature generally will be retired prior to its maturity. Thus, the early retirement of a particular class or series of CMO held by the Fund would have the same effect as the prepayment of mortgages underlying a mortgage pass-through security. CMOs and other asset-backed and mortgage-backed securities may be considered derivative securities.

Investment-Grade Debt Securities. Investment grade debt securities include all types of debt instruments that are of medium and high-quality. Some possess speculative characteristics and may be more sensitive to economic changes and to changes in the financial conditions of issuers. A debt security is considered to be investment-grade if it is rated investment-grade by Standard & Poor's Rating Group ("Standard & Poor's" or "S&P") or Moody's Investor's Service, Inc. ("Moody's") or is unrated but considered to be of equivalent quality by an investment adviser. For more information, including a detailed description of the ratings assigned by S&P and Moody's, please refer to the Statement's "Appendix A -- Description of Securities Ratings."

Lower Quality Debt Securities. The Fund may invest in lower quality fixed-income securities. Fixed-income securities rated BB or lower by Standard & Poor's or Ba or lower by Moody's (and comparable unrated securities) are of below "investment grade" quality. Lower quality fixed-income securities generally provide higher yields, but are subject to greater credit and market risk than higher quality fixed-income securities, including U.S. government and many foreign government securities. Lower quality fixed-income securities are considered predominantly speculative with respect to the ability of the issuer to meet principal and interest payments. Achievement of the investment objective of a Fund investing in lower quality fixed-income securities may be more dependent on the Fund's adviser's own credit analysis than for a Fund investing in higher quality bonds. The market for lower quality fixed-income securities may be more severely affected than some other financial markets by economic recession or substantial interest rate increases, by changing public perceptions of this market or by legislation that limits the ability of certain categories of financial institutions to invest in these securities. In addition, the secondary market may be less liquid for lower rated fixed-income securities. This lack of liquidity at certain times may affect the valuation of these securities and may make the valuation and sale of these securities more difficult. Securities of below investment grade quality are considered high yield, high risk securities and are commonly known as "junk bonds." For more information, including a detailed description of the ratings assigned by S&P and Moody's, please refer to the Statement's "Appendix A -- Description of Securities Ratings."

Mortgage-related Securities. The Fund may invest in mortgage-related securities, such as Government National Mortgage Association ("GNMA") or Federal National Mortgage Association ("FNMA") certificates, which differ from traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans generally may be prepaid at any time. As a result, if the Fund purchases these assets at a premium, a faster-than-expected prepayment rate will tend to reduce yield to maturity, and a slower-than-expected prepayment rate may have the opposite effect of increasing yield to maturity. If the Fund purchases mortgage-related securities at a discount, faster-than-expected prepayments will tend to increase, and slower-than-expected prepayments tend to reduce, yield to maturity. Prepayments, and resulting amounts available for reinvestment by the Fund, are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates. Accelerated prepayments on securities purchased at a premium may result in a loss of principal if the premium has not been fully amortized at the time of prepayment. Although these securities will decrease in value as a result of increases in interest rates generally, they are likely to appreciate less than other fixed-income securities when interest rates decline because of the risk of prepayments. In addition, an increase in interest rates would also increase the inherent volatility of the Fund by increasing the average life of the Fund's portfolio securities.

Mortgage Dollar Rolls. The Fund may enter into mortgage dollar rolls. A dollar roll involves the sale of a security by the Fund and its agreement to repurchase the instrument at a specified time and price, and may be considered a form of borrowing for some purposes. The Fund will segregate assets determined to be liquid in an amount sufficient to meet its obligations under the transactions. A dollar roll involves potential risks of loss that are different from those related to the securities underlying the transactions. The Fund may be required to purchase securities at a higher price than may otherwise be available on the open market. Since the counterparty in the transaction is required to deliver a similar, but not identical, security to the Fund, the security that the Fund is required to buy under the dollar roll may be worth less than an identical security. There is no assurance that the Fund's use of the cash that it receives from a dollar roll will provide a return that exceeds borrowing costs.

"Stripped" Securities. The Fund may invest in stripped securities, which are usually structured with two or more classes that receive different proportions of the interest and principal distribution on a pool of U.S. government or foreign government securities or mortgage assets. In some cases, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). Stripped securities commonly have greater market volatility than other types of fixed-income securities. In the case of stripped mortgage securities, if the underlying mortgage assets experience greater than anticipated payments of principal, the Fund may fail to recoup fully its investments in IOs. The staff of the SEC has indicated that it views stripped mortgage securities as illiquid unless the securities are issued by the U.S. government or its agencies and are backed by fixed-rate mortgages. The Fund intends to abide by the staff's position. Stripped securities may be considered derivative securities.

U.S. Government Securities. The Fund may invest in some or all of the following U.S. government securities:

..    U.S. Treasury Bills - Direct obligations of the U.S. Treasury that are issued in maturities of one year or less. No interest is paid on Treasury bills; instead, they are issued at a discount and repaid at full face value when they mature. They are backed by the full faith and credit of the U.S. government.

..    U.S. Treasury Notes and Bonds - Direct obligations of the U.S. Treasury issued in maturities that vary between one and 40 years, with interest normally payable every six months. These obligations are backed by the full faith and credit of the U.S. government.

..    Treasury Inflation-Protected Securities ("TIPS") - Fixed income securities whose principal value is periodically adjusted according to the rate of inflation. The interest rate on TIPS is fixed at issuance, but over the life of the bond this interest may be paid on an increasing or decreasing principal value that has been adjusted for inflation. Although repayment of the original bond principal upon maturity is guaranteed, the market value of TIPS is not guaranteed, and will fluctuate.

          Risks. The values of TIPS generally fluctuate in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. If inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of TIPS. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of TIPS. If inflation is lower than expected during the period, and the Fund holds TIPS, the Portfolio may earn less on the TIPS than on a conventional bond. If interest rates due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in TIPS may not be protected to the extent that the increase is not reflected in the bonds' inflation measure. There can be no assurance that inflation index for TIPS will accurately measure the real rate of inflation in the prices of goods and services.

..    "Ginnie Maes" - Debt securities issued by a mortgage banker or other mortgagee which represent an interest in a pool of mortgages insured by the Federal Housing Administration or the Farmer's Home Administration or guaranteed by the Veterans Administration. The Government National Mortgage Association ("GNMA") guarantees the timely payment of principal and interest when such payments are due, whether or not these amounts are collected by the issuer of these certificates on the underlying mortgages. An assistant attorney general of the United States has rendered an opinion that the guarantee by GNMA is a general obligation of the United States backed by its full faith and credit. Mortgages included in single family or multi-family residential mortgage pools backing an issue of Ginnie Maes have a maximum maturity of 30 years. Scheduled payments of principal and interest are made to the registered holders of Ginnie Maes (such as the Fund) each month. Unscheduled prepayments may be made by homeowners, or as a result of a default. Prepayments are passed through to the registered holder (such as the Fund, which reinvests any prepayments) of Ginnie Maes along with regular monthly payments of principal and interest.

..    "Fannie Maes" - The Federal National Mortgage Association ("FNMA") is a
     government-sponsored corporation owned entirely by private stockholders that purchase residential mortgages from a list of approved seller/servicers. Fannie Maes are pass-through securities issued by FNMA that are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. government.

..    "Freddie Macs" - The Federal Home Loan Mortgage Corporation ("FHLMC") is a
     corporate instrumentality of the U.S. government. Freddie Macs are participation certificates issued by FHLMC that represent an interest in residential mortgages from FHLMC's National Portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but Freddie Macs are not backed by the full faith and credit of the U.S. government.

          Risks. U.S. government securities generally do not involve the credit risks associated with investments in other types of fixed-income securities, although, as a result, the yields available from U.S. government securities are generally lower than the yields available from corporate fixed-income securities. Like other debt securities, however, the values of U.S. government securities change as interest rates fluctuate. Fluctuations in the value of portfolio securities will not affect interest income on existing portfolio securities but will be reflected in the Fund's net asset value. Since the magnitude of these fluctuations will generally be greater at times when the Fund's average maturity is longer, under certain market conditions the Fund may, for temporary defensive purposes, accept lower current income from short-term investments rather than investing in higher yielding long-term securities. Securities such as Fannie Maes and Freddie Macs are guaranteed as to the payment of principal and interest by the relevant entity (e.g., FNMAE or FHLMC) but are not backed by the full faith and credit of the U.S. government. An event affecting the guaranteeing entity could adversely affect the payment of principal or interest or both on the security, and therefore, these types of securities should be considered to be riskier than U.S. government securities.

FOREIGN SECURITIES

          Investments in foreign securities present risks not typically associated with investments in comparable securities of U.S. issuers.

          Since most foreign securities are denominated in foreign currencies or traded primarily in securities markets in which settlements are made in foreign currencies, the value of these investments and the net investment income available for distribution to shareholders of the Fund may be affected favorably or unfavorably by changes in currency exchange rates or exchange control regulations. Because the Fund may purchase securities denominated in foreign currencies, a change in the value of any such currency against the U.S. dollar will result in a change in the U.S. dollar value of the Fund's assets and the Fund's income available for distribution.

          In addition, although the Fund's income may be received or realized in foreign currencies, the Fund will be required to compute and distribute its income in U.S. dollars. Therefore, if the value of a currency relative to the U.S. dollar declines after the Fund's income has been earned in that currency, translated into U.S. dollars and declared as a dividend, but before payment of such dividend, the Fund could be required to liquidate portfolio securities to pay such dividend. Similarly, if the value of a currency relative to the U.S. dollar declines between the time the Fund incurs expenses in U.S. dollars and the time such expenses are paid, the amount of such currency required to be converted into U.S. dollars in order to pay such expenses in U.S. dollars will be greater than the equivalent amount in such currency of such expenses at the time they were incurred.

          There may be less information publicly available about a foreign corporate or government issuer than about a U.S. issuer, and foreign corporate issuers are not generally subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign brokerage commissions and securities custody costs are often higher than those in the United States, and judgments against foreign entities may be more difficult to obtain and enforce. With respect to certain foreign countries, there is a possibility of governmental expropriation of assets, confiscatory taxation, political or financial instability and diplomatic developments that could affect the value of investments in those countries. The receipt of interest on foreign government securities may depend on the availability of tax or other revenues to satisfy the issuer's obligations.

          Foreign Currency. Most foreign securities in the Fund's portfolio will be denominated in foreign currencies or traded in securities markets in which settlements are made in foreign currencies. Similarly, any income on such securities is generally paid to the Fund in foreign currencies. The value of these foreign currencies relative to the U.S. dollar varies continually, causing changes in the dollar value of the Fund's portfolio investments (even if the local market price of the investments is unchanged) and changes in the dollar value of the Fund's income available for distribution to its shareholders. The effect of changes in the dollar value of a foreign currency on the dollar value of the Fund's assets and on the net investment income available for distribution may be favorable or unfavorable.

          The Fund may incur costs in connection conversions between various currencies. In addition, the Fund may be required to liquidate portfolio assets, or may incur increased currency conversion costs, to compensate for a decline in the dollar value of a foreign currency occurring between the time when the Fund declares and pays a dividend, or between the time when the Fund accrues and pays an operating expense in U.S. dollars.

          Foreign Currency Hedging Transactions. To protect against a change in the foreign currency exchange rate between the date on which the Fund contracts to purchase or sell a security and the settlement date for the purchase or sale, or to "lock in" the equivalent of a dividend or interest payment in another currency, the Fund might purchase or sell a foreign currency on a spot (i.e., cash) basis at the prevailing spot rate. If conditions warrant, the Fund may also enter into contracts with the banks or broker-dealers to purchase or sell foreign currencies at a future date ("forward contracts"). The Fund will maintain cash or other liquid assets eligible for purchase by the Fund in a segregated account with the custodian in an amount at least equal to the lesser of (i) the difference between the current value of the Fund's liquid holdings that settle in the relevant currency and the Fund's outstanding obligations under currency forward contracts, or (ii) the current amount, if any, that would be required to be paid to enter into an offsetting forward currency contract which would have the effect of closing out the original forward contract. The Fund's use of currency hedging transactions may be limited by tax considerations, the Fund may also purchase or sell foreign currency futures contracts traded on futures exchanges. Foreign currency futures contract transactions involve risks similar to those of other futures transactions. See "Futures Contracts" and "Options."

MONEY MARKET INSTRUMENTS

          The Fund may seek to minimize risk by investing in money market instruments, which are high-quality, short-term securities. Although changes in interest rates can change the market value of a security, the Fund expects those changes to be minimal with respect to these securities, which are often purchased for defensive purposes.

          Money market obligations of foreign banks or of foreign branches or subsidiaries of U.S. banks may be subject to different risks than obligations of domestic banks, such as foreign economic, political and legal developments and the fact that different regulatory requirements apply.

TYPES OF PRACTICES

          Repurchase Agreements. The Fund may enter into repurchase agreements, by which a fund purchases a security and obtains a simultaneous commitment from the seller to repurchase the security at an agreed-upon price and date. The resale price is in excess of the purchase price and reflects an agreed-upon market interest rate unrelated to the coupon rate on the purchased security. Such transactions afford the Fund the opportunity to earn a return on temporarily available cash at relatively low market risk. While the underlying security may be a bill, certificate of indebtedness, note or bond issued by an agency, authority or instrumentality of the U.S. government, the obligation of the seller is not guaranteed by the U.S. government and there is a risk that the seller may fail to repurchase the underlying security. In such event, the Fund would attempt to exercise rights with respect to the underlying security, including possible disposition in the market. However, the Fund may be subject to various delays and risks of loss, including (i) possible declines in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto, (ii) possible reduced levels of income and lack of access to income during this period and (iii) inability to enforce rights and the expenses involved in the attempted enforcement.

          When-issued Securities. The Fund may purchase "when-issued" equity securities, which are traded on a price basis prior to actual issuance. Such purchases will only be made to achieve the Fund's investment objective and not for leverage. The when-issued trading period generally lasts from a few days to months, or a year or more; during this period dividends on equity securities are not payable. No dividend income accrues to the Fund prior to the time it takes delivery. A frequent form of when-issued trading occurs when corporate securities to be created by a merger of companies are traded prior to the actual consummation of the merger. Such transactions may involve a risk of loss if the value of the securities falls below the price committed to prior to actual issuance. The Fund, when it purchases securities on a when-issued basis, will segregate assets consisting of cash or liquid securities equal to the amount of the when-issued commitments. Securities transactions involving delayed deliveries or forward commitments are frequently characterized as when-issued transactions and are similarly treated by the Fund.

          Illiquid Securities. Illiquid securities are those that are not readily resalable, which may include securities whose disposition is restricted by federal securities laws. Investment in restricted or other illiquid securities involves the risk that the Fund may be unable to sell such a security at the desired time. Also, the Fund may incur expenses, losses or delays in the process of registering restricted securities prior to resale.

          The Fund may purchase Rule 144A securities, which are privately offered securities that can be resold only to certain qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933. Investing in Rule 144A securities could have the effect of increasing the level of the Fund's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities. Rule 144A securities are treated as illiquid, unless Loomis Sayles has determined, under guidelines established by the Loomis Sayles Trust's Board of Trustees, that the particular issue is liquid.

          Futures Contracts. A futures contract is an agreement between two parties to buy and sell a particular commodity (e.g., an interest-bearing security) for a specified price on a specified future date. In the case of futures on an index, the seller and buyer agree to settle in cash, at a future date, based on the difference in value of the contract between the date it is opened and the settlement date. The value of each contract is equal to the value of the index from time to time multiplied by a specified dollar amount. For example, long-term municipal bond index futures trade in contracts equal to $1000 multiplied by the Bond Buyer Municipal Bond Index, and S&P 500 Index futures trade in contracts equal to $500 multiplied by the S&P 500 Index.

          When a trader, such as the Fund, enters into a futures contract, it is required to deposit with (or for the benefit of) its broker as "initial margin" an amount of cash or short-term high-quality securities (such as U.S. Treasury bills or high-quality tax exempt bonds acceptable to the broker) equal to approximately 2% to 5% of the delivery or settlement price of the contract (depending on applicable exchange rules). Initial margin is held to secure the performance of the holder of the futures contract. As the value of the contract changes, the value of futures contract positions increases or declines. At the end of each trading day, the amount of such increase and decline is received and paid respectively by and to the holders of these positions. The amount received or paid is known as "variation margin." If the Fund has a long position in a futures contract it will establish a segregated account with the Fund's custodian containing cash or liquid securities eligible for purchase by the Fund equal to the purchase price of the contract (less any margin on deposit). For short positions in futures contracts, the Fund will establish a segregated account with the custodian with cash or liquid securities eligible for purchase by the Fund that, when added to the amounts deposited as margin, equal the market value of the instruments or currency underlying the futures contracts.

          Although futures contracts by their terms require actual delivery and acceptance of securities (or cash in the case of index futures), in most cases the contracts are closed out before settlement. A futures sale is closed by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity and with the same delivery date. Similarly, the closing out of a futures purchase is closed by the purchaser selling an offsetting futures contract.

          Gain or loss on a futures position is equal to the net variation margin received or paid over the time the position is held, plus or minus the amount received or paid when the position is closed, minus brokerage commissions.

          Options. An option on a futures contract obligates the writer, in return for the premium received, to assume a position in a futures contract (a short position if the option is a call and a long position if the option is a put), at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option generally will be accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option. The premium paid by the purchaser of an option will reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying contract, the remaining term of the option, supply and demand and interest rates. Options on futures contracts traded in the United States may only be traded on a U.S. board of trade licensed by the Commodity Futures Trading Commission (the "CFTC").

          An option on a security entitles the holder to receive (in the case of a call option) or to sell (in the case of a put option) a particular security at a specified exercise price. An "American style" option allows exercise of the option at any time during the term of the option. A "European style" option allows an option to be exercised only at the end of its term. Options on securities may be traded on or off a national securities exchange.

          A call option on a futures contract written by the Fund is considered by the Fund to be covered if the Fund owns the security subject to the underlying futures contract or other securities whose values are expected to move in tandem with the values of the securities subject to such futures contract, based on historical price movement volatility relationships. A call option on a security written by the Fund is considered to be covered if the Fund owns a security deliverable under the option. A written call option is also covered if the Fund holds a call on the same futures contract or security as the call written where the exercise price of the call held is (a) equal to or less than the exercise price of the call written or (b) greater than the exercise price of the call written if the difference is maintained by the Fund in cash or liquid securities eligible for purchase by the Fund in a segregated account with its custodian.

          A put option on a futures contract written by the Fund, or a put option on a security written by the Fund, is covered if the Fund maintains cash or liquid securities eligible for purchase by the Fund with a value equal to the exercise price in a segregated account with the Fund's custodian, or else holds a put on the same futures contract (or security, as the case may be) as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.

          If the writer of an option wishes to terminate its position, it may effect a closing purchase transaction by buying an option identical to the option previously written. The effect of the purchase is that the writer's position will be canceled. Likewise, the holder of an option may liquidate its position by selling an option identical to the option previously purchased.

          Closing a written call option will permit a fund to write another call option on the portfolio securities used to cover the closed call option. Closing a written put option will permit the Fund to write another put option secured by the segregated assets used to secure the closed put option. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any futures contract or securities subject to the option to be used for other Fund investments. If the Fund desires to sell particular securities covering a written call option position, it will close out its position or will designate from its portfolio comparable securities to cover the option prior to or concurrent with the sale of the covering securities.

          The Fund will realize a profit from closing out an option if the price of the offsetting position is less than the premium received from writing the option or is more than the premium paid to purchase the option; and the Fund will realize a loss from closing out an option transaction if the price of the offsetting option position is more than the premium received from writing the option or is less than the premium paid to purchase the option. Because increases in the market price of a call option will generally reflect increases in the market price of the covering securities, any loss resulting from the closing of a written call option position is expected to be offset in whole or in part by appreciation of such covering securities.

          Since premiums on options having an exercise price close to the value of the underlying securities or futures contracts usually have a time value component (i.e., a value that diminishes as the time within which the option can be exercised grows shorter) an option writer may profit from the lapse of time even though the value of the futures contract (or security in some cases) underlying the option (and of the security deliverable under the futures contract) has not changed. Consequently, profit from option writing may or may not be offset by a decline in the value of securities covering the option. If the profit is not entirely offset, the Fund will have a net gain from the options transaction, and the Fund's total return will be enhanced. Likewise, the profit or loss from writing put options may or may not be offset in whole or in part by changes in the market value of securities acquired by the Fund when the put options are closed.

          As an alternative to purchasing call and put options on index futures, the Fund may purchase or sell call or put options on the underlying indices themselves. Such options would be used in a manner identical to the use of options on index futures.

          Index warrants, put warrants and call warrants whose values vary depending on the change in the value of one or more specified securities indices, are generally issued by banks or other financial institutions and give the holder the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer based on the value of the underlying index at the time of exercise. In general, if the value of the underlying index rises above the exercise price of the index warrant, the holder of a call warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the value of the index and the exercise price of the warrant; if the value of the underlying index falls, the holder of a put warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the exercise price of the warrant and the value of the index. The holder of a warrant would not be entitled to any payments from the issuer at a time when, in the case of a call warrant, the exercise price is less than the value of the underlying index, or in the case of a put warrant, the exercise price is less than the value of the underlying index. If the Fund were not to exercise an index warrant prior to its expiration, then the Fund would lose the amount of the purchase price paid by it for the warrant.

          The Fund will normally use index warrants in a manner similar to its use of options on securities indices. The risks of the Fund's use of index warrants are generally similar to those relating to its use of index options. Unlike most index options, however, index warrants are issued in limited amounts and are not obligations of a regulated clearing agency, but are backed only by the credit of the bank or other institution which issues the warrant. Also, index warrants generally have longer terms than index options. Although the Fund will normally invest only in exchange-listed warrants, index warrants are not likely to be as liquid as certain index options backed by a recognized clearing agency. In addition, the terms of index warrants may limit the Fund's ability to exercise the warrants at such time, or in such quantities, as the Fund would otherwise wish to do.

          The Fund may buy and write options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. For example, a decline in the U.S. dollar value of a foreign currency in which portfolio securities are denominated will reduce the U.S. dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of the portfolio securities, the Fund may buy put options on the foreign currency. If the value of the currency declines, the Fund will have the right to sell such currency for a fixed amount in U.S. dollars, thereby offsetting, in whole or in part, the adverse effect on its portfolio.

          Conversely, when a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Fund may buy call options on the foreign currency. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Fund from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent desired, the Fund could sustain losses on transactions in foreign currency options that would require the Fund to forego a portion or all of the benefits of advantageous changes in those rates.

          The Fund may also write options on foreign currencies. For example, to hedge against a potential decline in the U.S. dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates, the Fund could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised and the diminution in value of portfolio securities be offset at least in part by the amount of the premium received.

          Similarly, instead of purchasing a call option to hedge against a potential increase in the U.S. dollar cost of securities to be acquired, the Fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Fund to hedge the increased cost up to the amount of the premium. If exchange rates do not move in the expected direction, the option may be exercised and the Fund would be required to buy or sell the underlying currency at a loss, which may not be fully offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund also may lose all or a portion of the benefits that might otherwise have been obtained from favorable movements in exchange rates.

          All call options written by the Fund on foreign currencies will be covered. A call option written on a foreign currency by the Fund is covered if the Fund owns the foreign currency underlying the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other foreign currencies held in its portfolio. A call option is also covered if the Fund has a call on the same foreign currency in the same principal amount as the call written if the exercise price of the call held is (i) equal to or less than the exercise price of the call written or (ii) greater than the exercise price of the call written, if the difference is maintained by the Fund in cash or liquid securities eligible to be purchased by the Fund in a segregated account with the Fund's custodian. For this purpose, a call option is also considered covered if the Fund owns securities denominated in (or which trade principally in markets where settlement occurs in) the same currency, which securities are readily marketable, and the Fund maintains in a segregated account with its custodian cash or liquid securities eligible to be purchased by the Fund in an amount that at all times at least equals the excess of (x) the amount of the Fund's obligation under the call option over (y) the value of such securities.

          Securities Lending. The Fund may lend from its total assets in the form of their portfolio securities to broker-dealers under contracts calling for collateral equal to at least the market value of the securities loaned, marked to market on a daily basis. The Fund will continue to benefit from interest or dividends on the securities loaned and may also earn a return from the collateral, which may include shares of money market funds subject to any investment restrictions listed in this SAI. Under some securities lending arrangements the Fund may receive a set fee for keeping its securities available for lending. Any voting rights, or rights to consent, relating to securities loaned pass to the borrower. However, if a material event (as determined by the adviser) affecting the investment occurs, such loans will be called so that the securities may be voted by the Fund. The Fund pays various fees in connection with such loans, including shipping fees and reasonable custodian and placement fees approved by the Board of Trustees or persons acting pursuant to the direction of the Board.

          These transactions must be fully collateralized at all times, but involve some credit risk to the Fund if the borrower or the party (if any) guaranteeing the loan should default on its obligation and the Fund is delayed in or prevented from recovering the collateral.

          Short-term Trading. The Fund may, consistent with its investment goal, engage in portfolio trading in anticipation of, or in response to, changing economic or market conditions and trends. These policies may result in higher turnover rates in the Fund's portfolio, which may produce higher transaction costs and a higher level of taxable capital gains. Portfolio turnover considerations will not limit Loomis Sayles' investment discretion in managing the Fund's assets. The Fund anticipates that its portfolio turnover rates will vary significantly from time to time depending on the volatility of economic and market conditions.

          Temporary Strategies. The Fund has the flexibility to respond promptly to changes in market and economic conditions. In the interest of preserving shareholders' capital, Loomis Sayles may employ a temporary defensive strategy if it determines such a strategy to be warranted. Pursuant to such a defensive strategy, the Fund temporarily may hold cash (U.S. dollars, foreign currencies, or multinational currency units) and/or invest up to 100% of its assets in high quality debt securities or money market instruments of U.S. or foreign issuers. It is impossible to predict whether, when or for how long the Fund will employ defensive strategies. The use of defensive strategies may prevent the Fund from achieving its investment goal.

          In addition, pending investment of proceeds from new sales of Fund shares or to meet ordinary daily cash needs, the Fund may temporarily hold cash (U.S. dollars, foreign currencies or multinational currency units) and may invest any portion of its assets in money market instruments.

          Interfund Transactions. To the extent permitted by applicable law and/or pursuant to exemptive relief from the SEC, the Fund may invest any of its daily cash balances in shares of investment companies that are advised by Loomis Sayles or its affiliates (including affiliated money market and short-term bond funds).

          The Fund may borrow money for temporary or emergency purposes in accordance with its investment restrictions. Subject to the terms of any applicable exemptive relief granted by the SEC, the Fund may borrow for such purposes from other investment companies advised by Loomis Sayles or its affiliates in an interfund lending program. In such a program, the Fund and affiliated funds would be permitted to lend and borrow money for certain temporary or emergency purposes directly to and from one another. Participation in such an interfund lending program would be voluntary for both borrowing and lending funds, and the Fund would participate in an interfund lending program only if the Board of Trustees determined that doing so would benefit the Fund. Should the Fund participate in such an interfund lending program, the Board of Trustees would establish procedures for the operation of the program by Loomis Sayles or an affiliate.

--------------------------------------------------------------------------------
                        MANAGEMENT OF LOOMIS SAYLES TRUST
--------------------------------------------------------------------------------

          The Fund is governed by a Board of Trustees, which is responsible for generally overseeing the conduct of Fund business and for protecting the interests of shareholders. The trustees meet periodically throughout the year to oversee the Fund's activities, review contractual arrangements with companies that provide services to the Funds and review the Fund's performance.

          The table below provides certain information regarding the trustees and officers of the CDC Nvest and Loomis Sayles Funds Trusts. For purposes of this table and for purposes of this Statement, the term "Independent Trustee" means those trustees who are not "interested persons" as defined in the 1940 Act of the relevant trust and, when applicable, who have no direct or indirect financial interest in the approval of a matter being voted on by the relevant Board of Trustees. For purposes of this Statement, the term "Interested Trustee" means those trustees who are "interested persons" of the relevant trust and, when applicable, who have a direct or indirect financial interest in the approval of a matter being voted on by the relevant Board of Trustees.

          The table below provides certain information regarding the Trustees and officers of Loomis Sayles Trust. Unless otherwise indicated, the address of all persons below is 399 Boylston Street, Boston, MA 02116.

------------------------------------------------------------------------------------------------------------------------------------
                                                    Term of Office*                                Number of
                                Position(s)          and Length of                               Portfolios in
Name, Birthdate                  Held with               Time          Principal Occupation(s)    Fund Complex   Other Directorships
and Address                       Trust                 Served          During Past 5 Years**       Overseen             Held
------------------------------------------------------------------------------------------------------------------------------------

INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Graham T. Allison, Jr.            Trustee              Since June     Douglas Dillon Professor          40       Trustee, CDC Nvest
(03/23/40)                                                2003        and Director of the                        Funds Trusts;
                           Contract Review and                        Belfer Center of Science                   Director, Taubman
                           Governance Committee                       for International                          Centers, Inc.
                                 Member                               Affairs, John F. Kennedy
                                                                      School of Government,                      Advisory Board
                                                                      Harvard University                         Member, USEC Inc.

Edward A. Benjamin               Trustee             Since October    Retired                           40       Trustee, CDC Nvest
(05/30/38)                                                2002                                                   Funds Trusts;
                                                                                                                 Director, Coal,
                          Audit Committee Member                                                                 Energy Investments
                                                                                                                 & Management, LLC;
                                                                                                                 Director, Precision
                                                                                                                 Optics Corporation
                                                                                                                 (optics
                                                                                                                 manufacturer)

Daniel M. Cain                   Trustee              Since June      President and CEO, Cain           40       Trustee, CDC Nvest
(02/24/45)                                               2003         Brothers & Company,                        Funds Trusts;
                          Chairman of the Audit      Co-Chairman      Incorporated (investment                   Trustee, Universal
                                Committee            of the Board     banking)                                   Health Realty
                                                     since August                                                Income Trust;
                         Co-Chairman of the Board        2004                                                    Director, Sheridan
                                                                                                                 Healthcorp
                                                                                                                 (physician practice
                                                                                                                 management)

*Each Trustee serves until retirement, resignation or removal from the Board of Trustees. The current retirement age is 72. At a meeting held on November 19, 2004, the Trustees voted to suspend the retirement policy until 2006.

** Each person listed above, except as noted, holds the same position(s) with the CDC Nvest and Loomis Sayles Funds Trusts. Previous positions during the past five years with the Distributor, IXIS Advisors or Loomis Sayles are omitted, if not materially different from a trustee's or officer's current position with such entity. As indicated, each of the Trustees is also a trustee of certain other investment companies for which the Distributor acts as principal underwriter.

---------------------------------------------------------------------------------------------------------------------------------
                                                       Term of                                 Number of
                                                     Office* and                               Portfolios
                               Position(s)            Length of             Principal           in Fund
                                Held with               Time              Occupation(s)         Complex             Other
Name, Age and Address             Trust                Served         During Past 5 Years**     Overseen      Directorships Held
---------------------------------------------------------------------------------------------------------------------------------
Paul G. Chenault                 Trustee             Since April     Retired; Trustee,             40       Trustee, CDC Nvest
(09/12/33)                                              2000         First Variable Life                    Funds Trusts;
                          Contract Review and                       (variable life                          Director, Mailco
                          Governance Committee                       insurance)                             Office Products, Inc.
                                 Member
---------------------------------------------------------------------------------------------------------------------------------
Kenneth J. Cowan                 Trustee             Since June      Retired                       40       Trustee, CDC Nvest
(04/05/32)                                              2003                                                Funds Trusts
                            Chairman of the        Co-Chairman of
                          Contract Review and         the Board
                          Governance Committee      since August
                        Co-Chairman of the Board        2004
---------------------------------------------------------------------------------------------------------------------------------
Richard Darman                   Trustee             Since June     Partner, The Carlyle           40       Trustee, CDC Nvest
(05/10/43)                                              2003        Group (investments);                    Funds Trusts;
                          Contract Review and                       formerly, Professor,                    Director and
                          Governance Committee                      John F. Kennedy School                  Chairman of Board of
                                 Member                             of Government, Harvard                  Directors, AES
                                                                    University                              Corporation
                                                                                                            (international power
                                                                                                            company)
---------------------------------------------------------------------------------------------------------------------------------
Sandra O. Moose                 Trustee              Since June     President, Strategic           40       Trustee, CDC Nvest
(02/17/42)                                              2003        Advisory Services                       Funds Trusts;
                         Audit Committee Member                     (management consulting);                Director, Verizon
                                                                    formerly, Senior Vice                   Communications;
                                                                    President and Director,                 Director, Rohm and
                                                                    The Boston Consulting                   Haas Company
                                                                    Group, Inc. (management                 (specialty
                                                                    consulting)                             chemicals); Director,
                                                                                                            AES Corporation
---------------------------------------------------------------------------------------------------------------------------------
John A. Shane                   Trustee              Since June     President, Palmer              40       Trustee, CDC Nvest
(02/22/33)                                              2003        Service Corporation                     Funds Trusts;
                          Contract Review and                       (venture capital                        Director, Gensym
                          Governance Committee                      organization)                           Corporation;
                                 Member                                                                     Director, Overland
                                                                                                            Storage, Inc.;
                                                                                                            Director, Abt
                                                                                                            Associates Inc.
---------------------------------------------------------------------------------------------------------------------------------

*Each Trustee serves until retirement, resignation or removal from the Board of Trustees. The current retirement age is 72. At a meeting held on November 19, 2004, the Trustees voted to suspend the retirement policy until 2006.

** Each person listed above, except as noted, holds the same position(s) with the CDC Nvest and Loomis Sayles Funds Trusts. Previous positions during the past five years with the Distributor, IXIS Advisors or Loomis Sayles are omitted, if not materially different from a trustee's or officer's current position with such entity. As indicated, each of the Trustees is also a trustee of certain other investment companies for which the Distributor acts as principal underwriter.

------------------------------------------------------------------------------------------------------------------------------
                                                      Term of                                 Number of
                                                    Office* and                               Portfolios
                               Position(s)           Length of           Principal             in  Fund
                                Held with              Time             Occupation(s)           Complex            Other
Name, Age and Address             Trust               Served         During Past 5 Years**     Overseen     Directorships Held
------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES

Robert J. Blanding/1/    Chief Executive Officer   Since October   President, Chairman,           40       Trustee, CDC Nvest
(04/17/47) 555                                         2002        Director, and Chief                     Funds Trusts
California Street                                                  Executive Officer,
San Francisco,                                                     Loomis Sayles;
CA 94104                                                           President and CEO,
                                Trustee                            Loomis Sayles Funds I
------------------------------------------------------------------------------------------------------------------------------
John T. Hailer/2/               President           Since June     Director and Executive         40       Trustee, CDC Nvest
(11/23/60)                                             2003        Vice President, IXIS                    Funds Trusts
                                 Trustee                           Asset Management
                                                                   Distribution
                                                                   Corporation; President
                                                                   and Chief Executive
                                                                   Officer, IXIS Asset
                                                                   Management Distributors,
                                                                   L.P. and IXIS Asset
                                                                   Management Advisors,
                                                                   L.P.; President and CEO
                                                                   of CDC Nvest Funds
                                                                   Trusts; formerly, Senior
                                                                   Vice President, Fidelity
                                                                   Investments
------------------------------------------------------------------------------------------------------------------------------

*Each Trustee serves until retirement, resignation or removal from the Board of Trustees. The current retirement age is 72. At a meeting held on November 19, 2004, the Trustees voted to suspend the retirement policy until 2006.

** Each person listed above, except as noted, holds the same position(s) with the CDC Nvest and Loomis Sayles Funds Trusts. Previous positions during the past five years with the Distributor, IXIS Advisors or Loomis Sayles are omitted, if not materially different from a trustee's or officer's current position with such entity. As indicated, each of the Trustees is also a trustee of certain other investment companies for which the Distributor acts as principal underwriter.

/1/ Mr. Blanding is deemed an "interested person" of the Trust because he holds the following positions with affiliated persons of the Trust: President, Chairman, Director and Chief Executive Officer of Loomis Sayles.

/2/ Mr. Hailer is deemed an "interested person" of the Trust because he holds the following positions with affiliated persons of the Trust: Director and Executive Vice President of IXIS Asset Management Distribution Corporation ("IXIS Distribution Corporation"); and President and Chief Executive Officer of IXIS Asset Management Advisors, L.P. ("IXIS Advisors").

---------------------------------------------------------------------------------------------------------------------
                                                       Term of
                                                     Office* and
                               Position(s)            Length of                         Principal
                                Held with               Time                          Occupation(s)
Name, Age and Address             Trust                Served                     During Past 5 Years**
---------------------------------------------------------------------------------------------------------------------
OFFICERS

John E. Pelletier        Chief Operating Officer        Since       Director, IXIS Asset Management Services Company;
(06/24/64)                                         September 2004   Executive Vice President, IXIS Distribution
                                                                    Corporation; Executive Vice President and Chief
                                                                    Operating Officer, IXIS Asset Management
                                                                    Distributors, L.P. and IXIS Asset Management
                                                                    Advisors, L.P.; formerly, Senior Vice President,
                                                                    General Counsel, Secretary and Clerk, IXIS
                                                                    Distribution Corporation; formerly, Executive
                                                                    Vice President, General Counsel, Secretary and
                                                                    Clerk, IXIS Asset Management Distributors, L.P.,
                                                                    IXIS Asset Management Advisors, L.P.; formerly,
                                                                    Executive Vice President, General Counsel,
                                                                    Secretary and Clerk, IXIS Asset Management
                                                                    Services Company
---------------------------------------------------------------------------------------------------------------------
Coleen Downs Dinneen    Secretary, Clerk and            Since       Senior Vice President, General Counsel, Secretary
(12/16/60)              Chief Legal Officer        September 2004   and Clerk, IXIS Asset Management Distribution
                                                                    Corporation and IXIS Asset Management Services
                                                                    Company; Senior Vice President, General Counsel,
                                                                    Secretary, Clerk and Chief Compliance Officer -
                                                                    Investment Adviser, IXIS Asset Management
                                                                    Distributors, L.P. and IXIS Asset Management
                                                                    Advisors, L.P.; formerly, Senior Vice President,
                                                                    Deputy General Counsel, Assistant Secretary and
                                                                    Assistant Clerk, IXIS Asset Management Advisors,
                                                                    L.P., IXIS Asset Management Services Company and
                                                                    Vice President Deputy General Counsel, Assistant
                                                                    Secretary and Assistant Clerk, IXIS Asset
                                                                    Management Distribution Corporation
---------------------------------------------------------------------------------------------------------------------
Michael Kardok          Treasurer, Principal            Since       Senior Vice President, IXIS Asset Management
(07/17/59)              Financial and Accounting    October 2004    Advisors, L.P. and IXIS Asset Management
                        Officer                                     Distributors, L.P.; formerly, Senior Vice
                                                                    President, IXIS Asset Management Services
                                                                    Company; formerly, Senior Director, PFPC Inc.,
                                                                    Vice President-Division Manager, First Data
                                                                    Investor Services, Inc.
---------------------------------------------------------------------------------------------------------------------


                                                          Term of Office*
                                                          and
                                 Position(s)              Length of
                                 Held with                Time                Principal Occupation(s)
Name, Age and Address            Trust                    Served              During Past 5 Years**
---------------------            -----                    ------              ---------------------
OFFICERS

Kristin Vigneaux                 Chief Compliance               Since         Chief Compliance Officer for Mutual Funds,
(09/25/69)                       Officer                     August 2004      IXIS Asset Management Distributors, L.P.,
                                                                              IXIS Asset Management Advisors, L.P. and
                                                                              IXIS Asset Management Services Company;
                                                                              formerly, Vice President, IXIS Asset
                                                                              Management Services Company

Frank LoPiccolo (04/01/53)       Anti-Money Laundering     Since June 2003    Senior Vice President, Chief Executive
                                 Officer                                      Officer and Director, IXIS Asset Management
                                                                              Services Company; formerly, Executive Vice
                                                                              President, IXIS Asset Management Services
                                                                              Company

Daniel J. Fuss                   Executive Vice               Since 2003      Vice Chairman and Director, Loomis, Sayles
(09/27/33)                       President                                    & Company, L.P.; Prior to 2002, President
One Financial Center                                                          and Trustee of Loomis Sayles Funds II
Boston, MA 02111

* Each officer of the Trust serves for an indefinite term in accordance with its current By-laws until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.

** Each person listed above, except as noted, holds the same position(s) with the CDC Nvest and Loomis Sayles Funds Trusts. Mr. Fuss is not an officer of the CDC Nvest Funds Trusts. Previous positions during the past five years with the Distributor, IXIS Advisors or Loomis Sayles are omitted, if not materially different from a trustee's or officer's current position with such entity. As indicated, each of the Trustees is also a trustee of certain other investment companies (e.g., Loomis Sayles Funds I) for which the Distributor acts as principal underwriter.

Standing Board Committees

     The CDC Nvest and Loomis Sayles Funds Trusts currently have two standing Board Committees. The Contract Review and Governance Committee of the Trusts consists solely of Independent Trustees and considers matters relating to advisory, subadvisory and distribution arrangements, potential conflicts of interest between the adviser and the Trusts, and governance matters relating to the trusts. During the fiscal year ended September 30, 2004, this Committee held five meetings.

     The Contract Review and Governance Committee also makes nominations for independent trustee membership on the Board of Trustees when necessary and considers recommendations from shareholders of the Funds that are submitted in accordance with the procedures by which shareholders may communicate with the Board of Trustees. Pursuant to those procedures, shareholders must submit a recommendation for nomination in a signed writing addressed to the attention of the Board of Trustees, c/o Secretary of the Funds, IXIS Asset Management Advisors Group, 399 Boylston Street, Boston, MA 02116. This written communication must identify (i) the name and address of the shareholder, (ii) the Fund(s) to which the communication relates, and (iii) the account number, class and number of shares held by the shareholder as of a recent date or the intermediary through which the shares are held. The recommendation must contain sufficient background information concerning the trustee candidate to enable a proper judgment to be made as to the candidate's qualifications, which may include (i) the nominee's knowledge of the mutual fund industry; (ii) any experience possessed by the nominee as a director or senior officer of other public companies; (iii) the nominee's educational background;
(iv) the nominee's reputation for high ethical standards and personal and professional integrity; (v) any specific financial, technical or other expertise possessed by the nominee, and the extent to which such expertise would complement the Board's existing mix of skills and qualifications; (vi) the nominee's perceived ability to contribute to the ongoing functions of the Board, including the nominee's ability and commitment to attend meetings regularly and work collaboratively with other members of the Board; (vii) the nominee's ability to qualify as an Independent Trustee for purposes of applicable regulations; and (viii) such other factors as the appropriate Board Committee may request in light of the existing composition of the Board and any anticipated vacancies or other transitions. The recommendation must be received in a timely manner (and in any event no later than the date specified for receipt of shareholder proposals in any applicable proxy statement with respect to a Fund). A recommendation for trustee nomination shall be kept on file and considered by the Board for six (6) months from the date of receipt, after which the recommendation shall be considered stale and discarded.

          The Audit Committee of the Trusts consists solely of Independent Trustees and considers matters relating to the scope and results of the Trusts' audits and serves as a forum in which the independent auditors can raise any issues or problems identified in the audit with the Board of Trustees. This Committee also reviews and monitors compliance with stated investment objectives and policies, SEC and Treasury regulations as well as operational issues relating to the transfer agent and custodian. During the fiscal year ended September 30, 2004, this Committee held five meetings.

          The current membership of each committee is as follows:

Audit Committee             Contract Review and Governance Committee
-------------------------   ----------------------------------------
Daniel M. Cain - Chairman   Kenneth J. Cowan - Chairman
Sandra O. Moose             Graham T. Allison, Jr.
Edward A. Benjamin          Richard Darman
                            John A. Shane
                            Paul G. Chenault

Trustee Fees

          The Trusts pay no compensation to their officers or to their Trustees who are Interested Trustees.

          Each Independent Trustee receives, in the aggregate, a retainer fee at the annual rate of $50,000 and meeting attendance fees of $5,000 for each meeting of the Board of Trustees that he or she attends. The Co-Chairmen of the Board each receive an additional annual retainer fee of $25,000. Each committee chairman receives an additional retainer fee at the annual rate of $7,000. Each Committee member is compensated $3,750 per Committee meeting that he or she attends. These fees are allocated among the mutual fund portfolios in the CDC Nvest and Loomis Sayles Funds Trusts based on a formula that takes into account, among other factors, the relative net assets of each mutual fund portfolio. In addition, for oversight of the AEW Real Estate Income Fund each Trustee receives a retainer fee at the annual rate of $2,000 and meeting attendance fees of $375 for each meeting of the Board of Trustees that he or she attends. Each committee member receives an additional retainer fee at the annual rate of $2,000. Furthermore, each committee chairman receives an additional retainer fee (beyond the $2,000 fee) at the annual rate of $1,000. The retainer fees for the AEW Real Estate Income Fund assume four Committee meetings per year. Each Trustee is compensated $200 per Committee meeting that he or she attends in excess of four per year.

          Prior to July 1, 2004, each Independent Trustee received, in the aggregate, a retainer fee at the annual rate of $45,000 and meeting attendance fees of $4,500 for each meeting of the Board of Trustees that he or she attended. Each committee member received an additional retainer fee at the annual rate of $7,000. Furthermore, each committee chairman received an additional retainer fee (beyond the $7,000 fee) at the annual rate of $5,000. The retainer fees assumed four Committee meetings per year. Each Trustee was compensated $1,750 per Committee meeting that he or she attended in excess of four per year.

          During the fiscal year ended September 30, 2004, the trustees received the amounts set forth in the following table for serving as a trustee of the Trust and for also serving as trustees of other Trusts within the fund complex.

          The Trusts do not provide retirement or pension benefits to the Trustees.

                               Compensation Table

                  For the Fiscal Year Ended September 30, 2004*

--------------------------------------------------------------------------
                         Aggregate          Pension or           Total
                       Compensation    Retirement Benefits   Compensation
                        from Loomis    Accrued as Part of    from the Fund
   Name of Trustee     Sayles Trust*      Fund Expenses        Complex+
--------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------
Joseph Alaimo**++         $ 5,238               $0              $10,000
--------------------------------------------------------------------------
Graham T. Allison         $17,532               $0              $86,075
--------------------------------------------------------------------------
Edward A. Benjamin        $18,182               $0              $89,975
--------------------------------------------------------------------------
Daniel M. Cain            $19,385               $0              $96,475
--------------------------------------------------------------------------
Paul G. Chenault          $17,532               $0              $86,075
--------------------------------------------------------------------------
Kenneth J. Cowan          $18,735               $0              $92,575
--------------------------------------------------------------------------
Richard Darman            $16,631               $0              $81,200
--------------------------------------------------------------------------
Sandra O. Moose           $18,182               $0              $89,975
--------------------------------------------------------------------------
John A. Shane             $17,532               $0              $86,075
--------------------------------------------------------------------------
Pendleton P. White++      $ 2,004               $0              $18,875
--------------------------------------------------------------------------

--------------------------------------------------------------------------

--------------------------------------------------------------------------
INTERESTED TRUSTEES
--------------------------------------------------------------------------
Robert J. Blanding        $     0               $0              $     0
--------------------------------------------------------------------------
John T. Hailer            $     0               $0              $     0
--------------------------------------------------------------------------
Peter S. Voss++           $     0               $0              $     0
--------------------------------------------------------------------------

* Amounts include payments deferred by trustees for the fiscal year ended September 30, 2004, with respect to the Trust. The total amount of deferred compensation accrued for Loomis Sayles Trust as of September 30, 2004 for the Trustees is as follows: Allison ($14,000), Benjamin ($18,182), Cain ($14,893), Cowan ($5,249) and Darman ($16,632).

**Mr. Alaimo served as a Trustee of the Trust and Loomis Sayles Funds Trust I only.

+ Total Compensation represents amounts paid during 2004 to a trustee for serving on the board of trustees of eight (8) trusts with a total of forty-one
(41) funds as of September 30, 2004.

++ Messrs. Alaimo and White, each former Independent Trustees, retired as Trustees effective December 31, 2003. Mr. Voss, formerly an Interested Trustee and Chairman of the Board, resigned effective August 20, 2004.

          The Funds provide no pension or retirement benefits to trustees, but have adopted a deferred payment arrangement under which each trustee may elect not to receive fees from the Funds on a current basis but to receive in a subsequent period an amount equal to the value that such fees would have been if they had been invested in a Fund or Funds selected by the trustee on the normal payment date for such fees. At January 7, 2005, the officers and trustees of Loomis Sayles Trust as a group owned less than 1% of the outstanding shares of the Fund.

          At January 7, 2005, the officers and trustees of the Trust collectively owned less than 1% of the then outstanding shares of each Fund and each Trust. The amount includes shares held by the Loomis Sayles Employees' Profit Sharing Plan (the "Profit Sharing Plan") or the Loomis Sayles Funded Pension Plan (the "Pension Plan").

          The trustee of the Pension Plan and Profit Sharing Plan is Charles Schwab Trust Company. The Pension Plan's Advisory /Committee, which is composed of the same individuals listed below as trustees of the Profit Sharing Plan, has the sole voting and investment power with respect to the Pension Plan's shares. The trustees of the Profit Sharing Plan are Robert Ix, John DeBeer, Stephanie Lord, Teri Mason, Richard Skaggs, Timothy Hunt, Greg O'Hara, Vincent Stanton, Paul Sherba and Kurt Wagner. Except for Timothy Hunt, John DeBeer and Vincent Stanton, each member of the Advisory Committee is an officer and employee of Loomis Sayles. Plan participants are entitled to exercise investment and voting power over shares owned of record by the Profit Sharing Plan. Shares not voted by participants are voted in the same proportion as the shares voted by the voting participants. The address for the Profit Sharing Plan and the Pension Plan is One Financial Center, Boston, Massachusetts.

As of December 31, 2004, the Trustees had the following ownership in the Acquiring Fund:

---------------------------------------------------------------------------------------------
                                                                            Aggregate Dollar
                                                                             Range of Equity
                                                                            Securities in All
                                                                               Registered
                                                                               Investment
                                                                           Companies Overseen
                                                                            by Trustee in the
     Name of Trustee      Dollar Range of Equity Securities in the Fund*         Trusts*
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
---------------------------------------------------------------------------------------------
Graham T. Allison Jr.**                         C                                  E
---------------------------------------------------------------------------------------------
Edward A. Benjamin**                            B                                  E
---------------------------------------------------------------------------------------------
Daniel M. Cain**                                B                                  E
---------------------------------------------------------------------------------------------
Paul G. Chenault**                              A                                  E
---------------------------------------------------------------------------------------------
Kenneth J. Cowan**                              B                                  E
---------------------------------------------------------------------------------------------
Richard Darman**                                C                                  E
---------------------------------------------------------------------------------------------
Sandra O. Moose**                               A                                  E
---------------------------------------------------------------------------------------------
John A. Shane **                                A                                  E
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
---------------------------------------------------------------------------------------------
Robert J. Blanding                              A                                  E
---------------------------------------------------------------------------------------------
John T. Hailer                                  A                                  E
---------------------------------------------------------------------------------------------

* A. None
  B. $1 - 10,000
  C. $10,001 - $50,000
  D. $50,001 - $100,000
  E. over $100,000

** Amounts include amounts held through the deferred compensation plan.

Advisory Arrangements

          The Fund's advisory agreement with Loomis Sayles provides that Loomis Sayles will furnish or pay the expenses of the Fund for office space, facilities and equipment, services of executive and other personnel of the Loomis Sayles Trust and certain administrative services. Loomis Sayles is responsible for obtaining and evaluating such economic, statistical and financial data and information and performing such additional research as is necessary to manage the Fund's assets in accordance with its investment goal and policies.

          The Fund pays all expenses not borne by its adviser including, but not limited to, the charges and expenses of the Fund's custodian and transfer agent, independent auditors and legal counsel for the Fund and the Trusts' Independent Trustees, 12b-1 fees, all brokerage commissions and transfer taxes in connection with portfolio transactions, all taxes and filing fees, the fees and expenses for registration or qualification of its shares under federal and state securities laws, all expenses of shareholders' and trustees' meetings and of preparing, printing and mailing reports to shareholders and the compensation of trustees who are not directors, officers or employees of the Fund's adviser, or its affiliates, other than affiliated registered investment companies. Certain expenses may be allocated differently among the Fund's Classes A, B and C shares, on the one hand, and Class Y shares on the other hand. (See "Description of the Trusts.")

          The Fund's advisory agreement provides that it will continue in effect for two years from its date of execution and thereafter from year to year if its continuance is approved at least annually (i) by the Board of Trustees of the relevant Trust or by vote of a majority of the outstanding voting securities of the relevant Fund and (ii) by vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval.

          The advisory agreement may be terminated without penalty by vote of the Board of Trustees of the relevant Trust or by vote of a majority of the outstanding voting securities of the Fund, upon 60 days' written notice, or by the Fund's adviser upon 90 days' written notice, and it terminates automatically in the event of its assignment (as defined in the 1940 Act). In addition, the agreement with Loomis Sayles will automatically terminate if its Trust or the Fund shall at any time be required by Loomis Sayles to eliminate all reference to the words "Loomis" and "Sayles" in the name of the Trust or the Fund, unless the continuance of the agreement after such change of name is approved by a majority of the outstanding voting securities of the Fund and by a majority of the trustees who are not interested persons of the Trust or Loomis Sayles.

          The advisory agreement provides that the adviser shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

          In addition to serving as investment adviser to the Fund, Loomis Sayles acts as investment adviser to each series of Loomis Sayles Funds I and the Loomis Sayles Trust (except for CDC IXIS International Equity Fund, which is to be renamed Hansberger Foreign Growth Fund effective February 1, 2005), each a registered open-end management investment company. Loomis Sayles also serves as adviser or subadviser to a number of other open-end management companies and provides investment advice to numerous other corporate and fiduciary clients.

          Under the advisory agreement with Loomis Sayles, if the total ordinary business expenses of the Fund or Loomis Sayles Trust as a whole for any fiscal year exceed the lowest applicable limitation (based on percentage of average net assets or income) prescribed by any state in which the shares of the Fund or Loomis Sayles Trust are qualified for sale, Loomis Sayles shall pay such excess. Loomis Sayles will not be required to reduce its fee or pay such expenses to an extent or under circumstances that would result in the Fund's inability to qualify as a regulated investment company under the Internal Revenue Code. The term "expenses" is defined in the advisory agreements or in relevant state regulations and excludes brokerage commissions, taxes, interest, distribution-related expenses, and extraordinary expenses.

Board Approval of the Existing Advisory Agreements

          The Board of Trustees, including the Independent Trustees, considers matters bearing on the Fund's advisory agreement at most of its meetings throughout the year. While the full Board of Trustees or the Independent Trustees, as appropriate, act on all major matters, a significant portion of the activities of the Board of Trustees is conducted through committees. The Independent Trustees meet frequently in executive session and are advised by independent legal counsel selected by the Independent Trustees. The advisory agreement of the Fund is reviewed each year by the Board of Trustees to determine whether the agreement should be renewed for an additional one-year period. Renewal of the agreement requires the majority vote of the Board of Trustees, including a majority of the Independent Trustees. The Board of Trustees consists of a majority of Independent Trustees.

          In connection with their meetings, the trustees receive materials specifically relating to the existing advisory agreement. These materials generally include, among other items (i) information on the investment performance of the Fund, a peer group of funds and an appropriate index or combination of indices, (ii) sales and redemption data in respect of the Fund, and (iii) the economic outlook and the general investment outlook in the markets in which the Fund invests. The Board of Trustees, including the Independent Trustees, may also consider other material facts such as (1) the adviser's results and financial condition, (2) the Fund's investment objective and strategies and the size, education and experience of the adviser's investment staff and their use of technology, external research and trading cost measurement tools, (3) arrangements in respect of the distribution of the Fund's shares, (4) the procedures employed to determine the value of the Fund's assets,
(5) the allocation of the Fund's brokerage, if any, including allocations to brokers affiliated with the adviser and the use of "soft" commission dollars to pay Fund expenses and to pay for research and other similar services, (6) the resources devoted to, and the record of compliance with, the Fund's investment policies and restrictions and policies on personal securities transactions, and
(7) when applicable, the contractual fee waivers and expense reimbursements agreed to by the advisers.

          The Board of Trustees most recently approved the renewal of the Fund's advisory agreement at their meeting held in June 2004. In considering the advisory agreement, the Board of Trustees, including the Independent Trustees, did not identify any single factor as determinative. Matters considered by the Board of Trustees, including the Independent Trustees, in connection with its approval of the advisory agreement included the following:

          . the benefits to shareholders of investing in a fund that is part of a family of funds offering a variety of investment disciplines and providing for a variety of fund and shareholder services.

          . whether the Fund has operated in accordance with its investment objective and its record of compliance with its investment restrictions. They also reviewed the Fund's investment performance as well as the Fund's performance relative to a peer group of mutual funds and to the performance of an appropriate index or combination of indices.

          . the nature, quality, cost and extent of administrative and shareholder services performed by the advisers and affiliated companies, under the existing advisory agreements and under separate agreements covering transfer agency functions and administrative services.

          . the Fund's expense ratio and expense ratios of a peer group of funds. They also considered the contractual expense limitations and the financial impact on the advisers relating to such limitations and the amount and nature of fees paid by shareholders. The information on advisory fees and expense ratios, as well as performance data, included both information compiled by the adviser and information compiled by an independent data service. For these purposes, the Trustees took into account not only the fees paid by the Fund, but also so-called "fallout benefits" to the adviser, such as the engagement of affiliates of the adviser to provide distribution, brokerage and transfer agency services to the Fund, and the benefits of research made available to the adviser by reason of brokerage commissions generated by the Fund's securities transactions. In evaluating each Fund's advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of such Fund.

          . the level of the advisers' profits in respect of the management of the Fund. The Trustees considered the profits realized by the advisers in connection with the operation of each Fund.

          . whether there have been economies of scale in respect of the management of the Funds, whether the Funds have appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale.

          Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Trustees, including the Independent Trustees, concluded that the existing advisory fee structure is fair and reasonable, and that the existing advisory agreement should be continued through June 30, 2005.

Information About the Organization and Ownership of the Adviser of the Fund

          Loomis Sayles was organized in 1926 and is one of the oldest investment management firms in the country. An important feature of the Loomis Sayles investment approach is its emphasis on investment research. Recommendations and reports of the Loomis Sayles research department are circulated throughout the Loomis Sayles organization and are available to the individuals in the Loomis Sayles organization who are responsible for making investment decisions for the Fund's portfolios as well as numerous other institutional and individual clients to which Loomis Sayles provides investment advice. Loomis Sayles is a limited partnership whose sole general partner, Loomis, Sayles & Company, Inc., is a wholly-owned subsidiary of IXIS Asset Management Holdings, LLC, ("IXIS Holdings") which is in turn a wholly-owned subsidiary of IXIS Asset Management North America, L.P. ("IXIS N.A."). IXIS N.A. owns the entire limited partnership interest in Loomis Sayles.

          IXIS N.A. is part of IXIS Asset Management Group, an international asset management group based in Paris, France. IXIS Asset Management Group is ultimately owned principally, directly or indirectly, by three large affiliated French financial services entities: the Caisse des Depots et Consignations ("CDC"), a public sector financial institution created by the French government in 1816; the Caisse Nationale des Caisses d'Epargne, a financial institution owned by CDC and by French regional saving banks known as the Caisses d' Epargne; and CNP Assurances, a large French life insurance company. The registered address of CNP Assurances is 4, place Raoul Dautry, 75015 Paris, France. The registered address of Caisse Nationale des Caisses d'Epargne is 5, rue Masseran, 75007 Paris, France. The registered office of CDC is 56, rue de Lille, 75007 Paris, France.

          The fifteen principal subsidiary or affiliated asset management firms of IXIS N.A. collectively had approximately $167 billion in assets under management or administration as of September 30, 2004.

Allocation of Investment Opportunity Among Funds and Other Investors Managed by the Adviser; Cross Relationships of Officers and Trustees

          Loomis Sayles has organized its business into three investment groups:
The Fixed Income Group, The Equity Group and The Investment Counseling Group. The Fixed Income Group and the Equity Group make investment decisions for the Funds managed by Loomis Sayles. The groups make investment decisions independently of one another. These groups also have responsibility for the management of other client portfolios. The other investment companies and clients served by Loomis Sayles' investment platforms sometimes invest in securities in which the funds advised by Loomis Sayles also invest. If one of these funds and such other clients advised by the same investment group of Loomis Sayles desire to buy or sell the same portfolio securities at or about the same time, the respective group allocates purchases and sales, to the extent practicable, on a pro rata basis in proportion to the amount desired to be purchased or sold for each fund or client advised by that investment group. It is recognized that in some cases the practices described in this paragraph could have a detrimental effect on the price or amount of the securities which each of the funds purchases or sells. In other cases, however, it is believed that these practices may benefit the relevant fund.

Distribution Agreement and Rule 12b-1 Plans

          Under an agreement with Loomis Sayles Trust, the Distributor serves as the principal distributor of each class of shares of the Fund. The Distributor began serving as the principal distributor of each class of shares of the Fund on July 1, 2003. Prior to that date, Loomis Sayles Distributors, L.P. served as the principal distributor of the Fund. The Distributor's principal business address is 399 Boylston Street, Boston, Massachusetts 02116. Under this agreement (the "Distribution Agreement"), the Distributor conducts a continuous offering and is not obligated to sell a specific number of shares. The Distributor bears the cost of making information about the Fund available through advertising and other means and the cost of printing and mailing Prospectuses to persons other than shareholders. The Fund pays the cost of registering and qualifying its shares under state and federal securities laws and distributing Prospectuses to existing shareholders.

          The Distributor is compensated under the Distribution Agreement through receipt of the sales charges on Class A shares described below under "Net Asset Value and Public Offering Price" and is paid by the Fund the service and distribution fees described in the Prospectus/Proxy statement. The Distributor may, at its discretion, reallow the entire sales charge imposed on the sale of Class A shares of the Fund to investment dealers from time to time. The SEC is of the view that dealers receiving all or substantially all of the sales charge may be deemed underwriters of the Fund's shares.

          The Fund has adopted Rule 12b-1 plans (the "Plans") for its Classes A, B and C shares which, among other things, permit it to pay the Distributor monthly fees out of the net assets of these classes. These fees consist of a service fee and a distribution fee. Any such fees that are paid by a distributor to securities dealers are known as "trail commissions." Pursuant to Rule 12b-1 under the 1940 Act, each Plan was approved by the shareholders of the Fund, and (together with the related Distribution Agreement) by the Board of Trustees, including a majority of the Independent Trustees of Loomis Sayles Trust.

          Under the Plans, the Fund pays the Distributor a monthly service fee at an annual rate not to exceed 0.25% of the Fund's average daily net assets attributable to the Classes A, B and C shares. In the case of the Class B shares, the Distributor pays investment dealers the first year's service fee at the time of sale, in the amount of up to 0.25% of the amount invested. In the case of Class C shares, the Distributor retains the first year's service fee of 0.25% assessed against such shares. For Class A and, after the first year, for Class B and Class C shares, the Distributor may pay up to the entire amount of this fee to securities dealers who are dealers of record with respect to the Fund's shares, on a quarterly basis, unless other arrangements are made between the Distributor and the securities dealer, for providing personal services to investors in shares of the Fund and/or the maintenance of shareholder accounts. This service fee will accrue to securities dealers of record immediately with respect to reinvested income dividends and capital gain distributions of the Fund's Class A and Class B shares.

          The service fee on Class A shares may be paid only to reimburse the Distributor for expenses of providing personal services to investors, including, but not limited to, (i) expenses (including overhead expenses) of the Distributor for providing personal services to investors in connection with the maintenance of shareholder accounts and (ii) payments made by the Distributor to any securities dealer or other organization (including, but not limited to, any affiliate of the Distributor) with which the Distributor has entered into a written agreement for this purpose, for providing personal services to investors and/or the maintenance of shareholder accounts, which payments to any such organization may be in amounts in excess of the cost incurred by such organization in connection therewith.

          The Fund's Class B and Class C shares also pay the Distributor a monthly distribution fee at an annual rate not to exceed 0.75% of the average net assets of the Fund's Class B and Class C shares. The Distributor retains the 0.75% distribution fee assessed against both Class B and Class C shares during the first year of investment. After the first year for Class B shares, the Distributor retains the annual distribution fee as compensation for its services as distributor of such shares. After the first year for Class C shares, the Distributor may pay up to the entire amount of this fee to securities dealers who are dealers of record with respect to the Fund's shares, as distribution fees in connection with the sale of the Fund's shares on a quarterly basis, unless other arrangements are made between the Distributor and the securities dealer. As noted in the Prospectus/Proxy Statement, Class B shares automatically convert into Class A shares after 8 years. This conversion from Class B to Class A shares occurs once per month for all Class B shares that reach their eighth year over the course of that particular month. As stated in the prospectuses, investors will not be permitted to purchase $100,000 or more of Class B shares as a single investment per account. There is an exception to this restriction with respect to the omnibus account in Class B shares of Merrill, Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch"). With respect to this exception, Merrill Lynch has represented that it has policies in place that prohibit individual purchases in Class B shares by Merrill Lynch's clients of $100,000 or more and that Merrill Lynch has processes in place to monitor and enforce this limitation with respect to its clients. In addition, Merrill Lynch has represented that it will only accept purchases of Class B shares by Merrill Lynch clients whose households' total Class B share assets (including the purchase) within the CDC Nvest Funds family total less than $100,000, of which not more than $50,000 can be in the CDC Nvest Tax Free Income and CDC Nvest Income Funds ("Fixed Income Funds"). Purchases of Class B shares of the Fixed Income Funds will only be accepted if the client's accumulated household Class B assets (including the purchase) in the Fixed Income Funds total less than $50,000.

          Each Plan may be terminated by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding voting securities of the relevant class of shares of the Fund. Each Plan may be amended by vote of the Trustees, including a majority of the Independent Trustees, cast in person at a meeting called for that purpose. Any change in any Plan that would materially increase the fees payable thereunder by the relevant class of shares of the Fund requires approval by vote of the holders of a majority of such shares outstanding. The Trust's Trustees review quarterly a written report of such costs and the purposes for which such costs have been incurred. So long as a Plan is in effect, selection and nomination of those Trustees who are Independent Trustees of the Trust shall be committed to the discretion of such Trustees.

          Fees paid by Class A, Class B or Class C shares of the Fund may indirectly support sales and servicing efforts relating to shares of the other funds within the CDC Nvest Funds Trusts or the Loomis Sayles Funds Trusts. In reporting its expenses to the Trustees, the Distributor itemizes expenses that relate to the distribution and/or servicing of a single Fund's shares, and allocates other expenses among the relevant funds based on their relative net assets. Expenses allocated to the Fund are further allocated among its classes of shares annually based on the relative sales of each class, except for any expenses that relate only to the sale or servicing of a single class.

          The Distributor has entered into selling agreements with investment dealers, including affiliates of the Distributor, for the sale of the Fund's shares. The Distributor may, at its expense, pay an amount not to exceed 0.50% of the amount invested to dealers who have selling agreements with the Distributor. Class Y shares of the Fund may be offered by registered representatives of certain affiliates who are also employees of IXIS N.A. and may receive compensation from the Fund's adviser with respect to sales of Class Y shares.

          The Distribution Agreement for the Fund may be terminated at any time on 60 days' written notice without payment of any penalty by the Distributor or by vote of a majority of the outstanding voting securities of the Fund or by vote of a majority of the Independent Trustees.

          The Distribution Agreement and the Plans will continue in effect for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the Independent Trustees and (ii) by the vote of a majority of the entire Board of Trustees cast in person at a meeting called for that purpose or by a vote of a majority of the outstanding securities of the Fund (or the relevant class, in the case of the Plans).

          With the exception of the Distributor, its direct and indirect parent companies and those Trustees that are not Independent Trustees, no interested person of Loomis Sayles Trust or any Trustee of Loomis Sayles Trust had any direct or indirect financial interest in the operation of the Plans or any related agreement. Benefits to the Fund and its shareholders resulting from the Plans are believed to include (1) enhanced shareholder service, (2) asset retention and enhanced portfolio management opportunities and bargaining position with third party service providers and economies of scale arising from having asset levels higher than they would be if the Plans were not in place.

          For Class A shares of the Fund, the service fee is payable only to reimburse the Distributor for amounts it pays in connection with providing personal services to investors and/or maintaining shareholder accounts. The portion of the various fees and expenses for Class A shares of the Fund that are paid to securities dealers are shown below:

                               Maximum Sales Charge           Maximum
                                      Paid by              Reallowance or       Maximum First Year      Maximum First Year
                                     Investors               Commission             Service Fee             Compensation
Investment                     (% of offering price)   (% of offering price)   (% of net investment)   (% of offering price)
----------                     ---------------------   ---------------------   ---------------------   ---------------------
Less than  $100,000                    3.00%                   2.70%                   0.25%                   2.95%
$100,000 - $249,999                    2.50%                   2.15%                   0.25%                   2.40%
$250,000 - $499,999                    2.00%                   1.70%                   0.25%                   1.95%
$500,000 - $999,999                    1.25%                   1.00%                   0.25%                   1.25%

Investments of $1 million or
   more
First $3 million                       none                    1.00%(1)                0.25%                   1.25%
Excess over $3 million                 none                    0.50%(1)                0.25%                   0.75%
Investments with no                    none                    0.00%                   0.25%                   0.25%
Sales Charge (2)

(1) These commissions are not payable if the purchase represents the reinvestment of a redemption made during the previous 12 calendar months.

(2) Refers to any investments made by investors not subject to a sales charge as described in the Prospectus for Classes A, B and C shares of the Income Funds under the section "How Sales Charges are Calculated." Also refers to any Class C share accounts established prior to December 1, 2000.

          For investments by Retirement Plans (Plans under Sections 401(a) or 401(k) of the Code with investments of $1 million or more or that have 100 or more eligible employees), the Distributor may pay a 0.50% commission for investments in excess of $3 million and up to $10 million. Those Plans with investments of over $10 million are eligible to purchase Class Y shares of those Funds offering Class Y shares, which are described in a separate prospectus.

          The Class B and Class C service fees are payable regardless of the amount of the Distributor's related expenses. The portion of the various fees and expenses for Class B and Class C shares of the Income Funds that are paid to securities dealers are shown below:

-----------------------------------------------------------------------------------------------------------------------
                            Maximum Front-End
                          Sales Charge Paid by     Maximum Reallowance      Maximum First Year     Maximum First Year
                               Investors              or Commission            Service Fee             Compensation
Investment                (% of offering price)   (% of offering price)   (% of net investment)   (% of offering price)
-----------------------------------------------------------------------------------------------------------------------
All amounts for Class B            none                   2.75%                   0.25%                 3.00%
-----------------------------------------------------------------------------------------------------------------------
All amounts for Class C            none                   1.00%                   0.00%                 1.00%
-----------------------------------------------------------------------------------------------------------------------

          Each transaction receives the net asset value next determined after an order is received on sales of each class of shares. The sales charge is allocated between the investment dealer and the Distributor. The Distributor receives the Contingent Deferred Sales Charge (the "CDSC"). Proceeds from the CDSC on Class A and C shares are paid to the Distributor and are used by the Distributor to defray the expenses for services the Distributor provides Loomis Sayles Trust. Proceeds from the CDSC on Class B shares are paid to the Distributor and are remitted to SG Constellation, LLC ("Constellation") to compensate Constellation for financing the sale of Class

B shares pursuant to certain Class B financing and servicing agreements between the Distributor and Constellation. The Distributor may, at its discretion, pay (reallow) the entire sales charge imposed on the sale of Class A shares to investment dealers from time to time.

          For new amounts invested at net asset value by an eligible governmental authority, the Distributor may, at its expense, pay investment dealers a commission of 0.025% of the average daily net assets of an account at the end of each calendar quarter for up to one year. These commissions are not payable if the purchase represents the reinvestment of redemption proceeds from any other CDC Nvest Fund or Loomis Sayles Fund, or if the account is registered in street name.

          The Distributor, Loomis Sayles and their affiliates may out of their own resources make additional payments to dealers who sell shares of the Fund, including: (i) full reallowance of the sales charge of Class A shares, (ii) additional compensation with respect to the sale and/or servicing of Class A, B and C shares, (iii) payments based on factors such as the length of time the assets of a dealer's clients have been invested in the Funds and the levels of those clients' assets and (iv) financial assistance programs to firms who sell or arrange for the sale of Fund shares including, but not limited to, remuneration for: the firm's internal sales contests and incentive programs, marketing and sales fees, expenses related to advertising or promotional activity and events, and shareholder record keeping or miscellaneous administrative services. Payment for travel, lodging and related expenses may be provided for attendance at Fund seminars and conferences, e.g., due diligence meetings held for training and educational purposes. The payment of these concessions and any other compensation offered will conform with state and federal laws and the rules of any self-regulatory organization, such as the National Association of Securities Dealers, Inc ("NASD"). The participation of such firms in financial assistance programs is at the discretion of the firm. These payments described in this paragraph may be significant to the dealers receiving the payments and the entities paying them.

          Dealers may charge their customers a processing fee or service fee in connection with the purchase or redemption of fund shares. The amount and applicability of such a fee is determined and disclosed to its customers by its individual dealer. Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in the Fund's Prospectus/Proxy Statement and this SAI. Customers will be provided with specific information about any processing or service fees charged by their dealer.

The commissions and sales charges for the last three fiscal years were allocated as follows for Limited Term Fund:

-----------------------------------------------------------------------------------------------
                                                          Fiscal Year    Period     Fiscal Year
                                                             Ended      1/01/03 -      Ended
Limited Term Fund                                           12/31/02*   9/30/03*      9/30/04
-----------------------------------------------------------------------------------------------
Total commissions on Class A shares                         $95,483      $127,134     $91,865
-----------------------------------------------------------------------------------------------
   Amounts reallowed to other securities dealers             86,256       117,704      86,004
-----------------------------------------------------------------------------------------------
   Amounts retained by Distributor                            9,227         9,430       5,861
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
Total CDSCs on redemptions of Classes A, B and C shares      42,374        27,802      39,574
-----------------------------------------------------------------------------------------------
   Amounts paid to Constellation                             37,591        22,293      34,236
-----------------------------------------------------------------------------------------------
   Amount retained by Distributor                             4,783         5,509       5,338
-----------------------------------------------------------------------------------------------

*The Fund's fiscal year ends on September 30. This reflects a change, effective September 12, 2003, from a prior fiscal year-end of December 31.

Custodial Arrangements. Investors Bank & Trust Company ("IBT"), 200 Clarendon Street, Boston, Massachusetts 02116, serves as the custodian for Fund. As such, IBT holds in safekeeping certificated securities and cash belonging to the Fund and, in such capacity, is the registered owner of securities in book-entry form belonging to the Fund. Upon instruction, IBT receives and delivers cash and securities of the Fund in connection with Fund transactions and collects all dividends and other distributions made with respect to Fund portfolio securities. IBT also maintains certain accounts and records of the Trust and calculates the total net asset value, total net income and net asset value per share of the Fund on a daily basis.

Independent Registered Public Accounting Firm. Loomis Sayles Trust's independent registered public accounting firm is PricewaterhouseCoopers LLP, 125 High Street, Boston, Massachusetts 02110. The independent registered public accounting firm conducts an annual audit of the Fund's financial statements, assists in the preparation of federal and state income tax returns, consults with the Loomis Sayles Trust as to matters of accounting and federal and state income taxation and assists and consults in connection with the review of various SEC filings. The financial highlights in the Prospectus/Proxy Statement, and the financial statements contained in the Fund's annual report for the year ended September 30, 2004 and incorporated by reference into this SAI, have been so included in reliance on the report of Loomis Sayles Trust's independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

Counsel to the Fund. Ropes & Gray LLP, located at One International Place, Boston, MA 02110, serves as counsel to the Fund.

Other Arrangements with Loomis Sayles Trust

          Pursuant to a contract between the Trust and IXIS Asset Management Services Company ("IXIS Services"), IXIS Services, whose principal business address is 399 Boylston Street, Boston, Massachusetts, 02116, acts as shareholder servicing and transfer agent for the Fund and is responsible for services in connection with the establishment, maintenance and recording of shareholder accounts, including all related tax and other reporting requirements and the implementation of investment and redemption arrangements offered in connection with the sale of the Fund's shares. For these services IXIS Services received the following fees from the Fund for the last three fiscal years:

----------------------------------------------------------
                    Fiscal Year     Period     Fiscal Year
                       Ended       1/01/03-       Ended
Fund                 12/31/02     9/30/03/1/     9/30/04
----------------------------------------------------------
Limited Term Fund    $224,651      $156,896     $207,827
----------------------------------------------------------

/1/ The Fund's fiscal year ends on September 30. This reflects a change, effective September 12, 2003, from a prior fiscal year-end of December 31.

          IXIS Services has subcontracted with State Street Bank and Trust Company ("State Street Bank") for it to provide, through its subsidiary, Boston Financial Data Services, Inc. ("BFDS"), transaction processing, mail and other services. For these services, IXIS Services pays BFDS a monthly per account fee. In addition, pursuant to other service agreements, Classes A, B and C shareholders may pay service fees to other firms that provide similar services for their own shareholder accounts.

          IXIS Advisors performs certain accounting and administrative services for the Fund, pursuant to an Administrative Services Agreement (the "Administrative Agreement"). Under the Administrative Agreement, IXIS Services provided the following services to the Fund: (i) personnel that perform bookkeeping, accounting, and financial reporting functions and clerical functions relating to the Fund, (ii) it provides services required in connection with the preparation of registration statements and prospectuses, registration of shares in various states, shareholder reports and notices, proxy solicitation material furnished to shareholders of the Fund or regulatory authorities and reports and questionnaires for SEC compliance, and (iii) the various registrations and filings required by various regulatory authorities. Prior to January 1, 2005, IXIS Services provided these services to the Funds. Effective January 1, 2005, IXIS Advisors replaced IXIS Services as the administrator of the Fund.

For these services, the Fund paid IXIS Services the following amounts for the fiscal years ended December 31, 2002, September 30, 2003 and September 30, 2004:

----------------------------------------------------------------------------
                    Fiscal Year Ended        Period        Fiscal Year Ended
Fund                    12/31/02        1/01/03-9/30/03*        9/30/04
----------------------------------------------------------------------------
Limited Term Fund        $78,121             $89,774            $88,981
----------------------------------------------------------------------------

*The Fund's fiscal year ends on September 30. This reflects a change, effective September 12, 2003, from a prior fiscal year-end of December 31.

--------------------------------------------------------------------------------
                      PORTFOLIO TRANSACTIONS AND BROKERAGE
--------------------------------------------------------------------------------

          In placing orders for the purchase and sale of portfolio securities for the Fund, Loomis Sayles always seeks the best price and execution. Some of the Fund's portfolio transactions are placed with brokers and dealers that provide Loomis Sayles with supplementary investment and statistical information or furnish market quotations to the Fund, other Funds or other investment companies advised by Loomis Sayles. The business would not be so placed if the Fund would not thereby obtain the best price and execution. Although it is not possible to assign an exact dollar value to these services, they may, to the extent used, tend to reduce the expenses of Loomis Sayles. The services may also be used by Loomis Sayles in connection with their other advisory accounts and in some cases may not be used with respect to the Fund.

          Subject to the overriding objective of obtaining the best possible execution of orders, Loomis Sayles may allocate brokerage transactions to affiliated brokers. Any such transactions will comply with Rule 17e-1 under the 1940 Act. In order for the affiliated broker to effect portfolio transactions for the Fund, the commissions, fees or other remuneration received by the affiliated broker must be reasonable and fair compared to the commissions, fees and other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period. Furthermore, the Board of Trustees, including a majority of the Independent Trustees, have adopted procedures that are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker are consistent with the foregoing standard.

          Generally, Loomis Sayles seeks to obtain quality executions at favorable security prices and at competitive commission rates, where applicable, through brokers and dealers who, in Loomis Sayles' opinion, can provide the best overall net results for its clients. Transactions in unlisted equity securities (including NASDAQ securities) are frequently executed through a primary market maker but may also be executed on an Electronic Communication Network (ECN), Alternative Trading System (ATS), or other execution system. Fixed income securities are generally purchased from the issuer or a primary market maker acting as principal on a net basis with no brokerage commission paid by the client. Such securities, as well as equity securities, may also be purchased from underwriters at prices which include underwriting fees.

Commissions and Other Factors in Broker or Dealer Selection

          Loomis Sayles uses its best efforts to obtain information as to the general level of commission rates being charged by the brokerage community from time to time and to evaluate the overall reasonableness of brokerage commissions paid on client portfolio transactions by reference to such data. In making this evaluation, all factors affecting liquidity and execution of the order, as well as the amount of the capital commitment by the broker or dealer, are taken into account. Other relevant factors may include, without limitation: (a) the execution capabilities of the brokers and/or dealers, (b) research and other products or services (as described under "Soft Dollars" below) provided by such brokers and/or dealers which are expected to enhance Loomis Sayles' general portfolio management capabilities, (c) the size of the transaction, (d) the difficulty of execution, (e) the operations facilities of the brokers and/or dealers involved, (f) the risk in positioning a block of securities, and (g) the quality of the overall brokerage and research services provided by the broker and/or dealer.

"Soft Dollars"

          Loomis Sayles' receipt of brokerage and research products or services may sometimes be a factor in Loomis Sayles' selection of a broker or dealer to execute transactions for the Fund where Loomis Sayles believes that the broker or dealer will provide quality execution of the transactions. Such brokerage and research products or services may be paid for with Loomis Sayles' own assets or may, in connection with transactions effected for client accounts for which Loomis Sayles exercises investment discretion, be paid for with client commissions (the latter, sometimes referred to as "soft dollars").

          The brokerage and research products and services that may be a factor in Loomis Sayles' selection of a broker or dealer and that may be acquired by Loomis Sayles with "soft dollars" include, without limitation, the following which aid Loomis Sayles in carrying out its investment decision-making responsibilities: a wide variety of reports, charts, publications, subscriptions, quotation services, news services, investment related hardware and software, and data on such matters as economic and political developments, industries, companies, securities, portfolio strategy, account performance, credit analysis, stock and bond market conditions and projections, asset allocation, portfolio structure, economic forecasts, investment strategy advice, fundamental and technical advice on individual securities, valuation advice, market analysis, advice as to the availability of securities or purchasers or sellers of securities, and meetings with management representatives of issuers and other analysts and specialists. The brokerage and research products or services provided to Loomis Sayles by a particular broker or dealer may include both (a) products and services created by such broker or dealer and (b) products and services created by a third party.

          If Loomis Sayles receives a particular product or service that both aids it in carrying out its investment decision-making responsibilities (i.e., a "research use") and provides non-research related uses, Loomis Sayles will make a good faith determination as to the allocation of the cost of such "mixed-use item" between the research and non-research uses and will only use "soft dollars" to pay for the portion of the cost relating to its research use.

          In connection with Loomis Sayles' use of "soft dollars", the Fund may pay a broker or dealer an amount of commission for effecting a transaction for the Fund in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if Loomis Sayles determines in good faith that the amount of commission is reasonable in relation to the value of the brokerage and research products or services provided by the broker or dealer, viewed in terms of either the particular transaction or Loomis Sayles' overall responsibilities with respect to the Fund.

          Loomis Sayles may use "soft dollars" to acquire brokerage or research products and services that have potential application to all client accounts including the Fund or to acquire brokerage or research products and services that will be applied in the management of a certain group of client accounts and, in some cases, may not be used with respect to the Fund. The products or services may not be used in connection with the management of some of the accounts including the Fund that paid commissions to the broker or dealer providing the products or services and may be used in connection with the management of other accounts.

          Loomis Sayles' use of "soft dollars" to acquire brokerage and research products and services benefits Loomis Sayles by allowing it to obtain such products and services without having to purchase them with its own assets. Loomis Sayles believes that its use of "soft dollars" also benefits the Fund as described above. However, conflicts may arise between a fund's interest in paying the lowest commission rates available and Loomis Sayles' interest in receiving brokerage and research products and services from particular brokers and dealers without having to purchase such products and services with Loomis Sayles' own assets. Loomis Sayles seeks to ensure that its "soft dollar" practices fall within the "safe harbor" provided by Section 28(e) of the Securities Exchange Act of 1934, as amended.

          For purposes of this "Soft Dollars" discussion, the term "commission" may include (to the extent applicable) both commissions paid to brokers in connection with transactions effected on an agency basis and markups, markdowns, commission equivalents, or other fees paid to dealers in connection with certain transactions as encompassed by relevant SEC interpretation.

General

          Subject to procedures adopted by the Board of Trustees of Loomis Sayles Trust, the Fund's brokerage transactions, if any, may be executed by brokers that are affiliated with IXIS N.A. or Loomis Sayles. Any such transactions will comply with Rule 17e-1 under the 1940 Act, except to the extent permitted by the SEC pursuant to exemptive relief or otherwise.

          Under the 1940 Act, persons affiliated with Loomis Sayles Trust are prohibited from dealing with the Trust's Funds as a principal in the purchase and sale of securities. Since transactions in the over-the-counter market usually involve transactions with dealers acting as principals for their own accounts, affiliated persons of Loomis Sayles Trust may not serve as the Funds' dealer in connection with such transactions.

          To the extent permitted by applicable law, and in all instances subject to the foregoing policy of best execution, Loomis Sayles may allocate brokerage transactions to broker-dealers (including affiliates of the Distributor) that have entered into arrangements in which the broker-dealer allocates a portion of the commissions paid by the Fund toward the reduction of the Fund's expenses, subject to the requirement that Loomis Sayles will seek best execution.

          It is expected that the portfolio transactions in fixed-income securities will generally be with issuers or dealers on a net basis without a stated commission. Securities firms may receive brokerage commissions on transactions involving options, futures and options on futures and the purchase and sale of underlying securities upon exercise of options. The brokerage commissions associated with buying and selling options may be proportionately higher than those associated with general securities transactions.

--------------------------------------------------------------------------------
                            DESCRIPTION OF THE TRUST
--------------------------------------------------------------------------------

          Loomis Sayles Trust, registered with the SEC as a diversified open-end management investment company, is organized as a Massachusetts business trust under the laws of Massachusetts by an Agreement and Declaration of Trust (the "Declaration of Trust") dated February 20, 1991. On July 1, 2003, Loomis Sayles Trust changed its name from Loomis Sayles Funds to its current name. The Trust has 13 series (the "Funds"). On September 12, 2003, the Fund was reorganized from CDC Nvest Funds Trust. The Fund changed its name to Loomis Sayles Limited Term Government and Agency Fund in February 2004.

          The Declaration of Trust of Loomis Sayles Trust permits the Trust's Trustees to issue an unlimited number of full and fractional shares of each series. Each Fund is represented by a particular series of shares. The Declaration of Trust further permits the Trust's Board of Trustees to divide the shares of each series into any number of separate classes, each having such rights and preferences relative to other classes of the same series as the Trust's Board of Trustees may determine. When you invest in a fund, you acquire freely transferable shares of beneficial interest that entitle you to receive dividends as determined by the Trust's Board of Trustees and to cast a vote for each share you own at shareholder meetings. The shares of each Fund do not have any preemptive rights. Upon termination of any Fund, whether pursuant to liquidation of the Trust or otherwise, shareholders of each class of the Fund are entitled to share pro rata in the net assets attributable to that class of shares of the Fund available for distribution to shareholders. The Declaration of Trust also permits the Board of Trustees to charge shareholders directly for custodial, transfer agency and servicing expenses.

          The shares of the Fund are divided into four classes: Class A, Class B, Class C and Class Y. Class Y shares are available for purchase only by certain eligible investors and have higher minimum purchase requirements than Classes A, B and C. All expenses of the Fund (including advisory fees but excluding transfer agency fees and expenses of printing and mailing prospectuses to shareholders ("Other Expenses")) are borne by its Classes A, B, C and Y shares on a pro rata basis, except for 12b-1 fees, which are borne only by Classes A, B and C and may be charged at a separate rate to each such class. Other Expenses of Classes A, B and C are borne by such classes on a pro rata basis, but Other Expenses relating to the Class Y shares may be allocated separately to the Class Y shares. The multiple class structure could be terminated should certain IRS rulings or SEC regulatory positions be rescinded or modified.

          The assets received by each class of the Fund for the issue or sale of its shares and all income, earnings, profits, losses and proceeds therefrom, subject only to the rights of the creditors, are allocated to, and constitute the underlying assets of, that class of the Fund. The underlying assets of each class of the Fund are segregated and are charged with the expenses with respect to that class of the Fund and with a share of the general expenses of Loomis Sayles Trust. Any general expenses of the Trust that are not readily identifiable as belonging to a particular class of a fund are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. While the expenses of the Trust are allocated to the separate books of account of the Fund, certain expenses may be legally chargeable against the assets of all of the Funds in the Trust.

          The Declaration of Trust also permits the Board of Trustees, without shareholder approval, to subdivide the Fund or series or class of shares into various sub-series or sub-classes with such dividend preferences and other rights as the Trustees may designate. While the Board of Trustees has no current intention to exercise this power, it is intended to allow them to provide for an equitable allocation of the impact of any future regulatory requirements that might affect various classes of shareholders differently. The Board of Trustees may also, without shareholder approval, establish one or more additional series or classes or merge two or more existing series or classes.

          The Declaration of Trust provides for the perpetual existence of the Trust. The Trust or the Fund, however, may be terminated at any time by vote of at least two-thirds of the outstanding shares of the Fund. Similarly, any class within a fund may be terminated by vote of at least two-thirds of the outstanding shares of such class. The Declaration of Trust further provides that the Board of Trustees may also without shareholder approval terminate the Trust or the Fund upon written notice to its shareholders.

Voting Rights

          Shareholders of the Fund are entitled to one vote for each full share held (with fractional votes for each fractional share held) and may vote (to the extent provided therein) in the election of Trustees and the termination of the Trust and on other matters submitted to the vote of shareholders.

          All classes of shares of the Fund have identical voting rights except that each class of shares has exclusive voting rights on any matter submitted to shareholders that relates solely to that class, and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class. Each class of shares has exclusive voting rights with respect to matters pertaining to any distribution or servicing plan or agreement applicable to that class. Matters submitted to shareholder vote will be approved by each series separately except (i) when required by the 1940 Act shares shall be voted together and (ii) when the matter does not affect all series, then only shareholders of the series affected shall be entitled to vote on the matter. Consistent with the current position of the SEC, shareholders of all series and classes vote together, irrespective of series or class, on the election of Trustees and the selection of the Trust's independent registered public accounting firm, but shareholders of each series vote separately on most other matters requiring shareholder approval, such as certain changes in investment policies of that series or the approval of the investment advisory agreement relating to that series, and shareholders of each class within a series vote separately as to the Rule 12b-1 plan (if any) relating to that class.

          There will normally be no meetings of shareholders for the purpose of electing Trustees except that, in accordance with the 1940 Act, (i) the Trust will hold a shareholders' meeting for the election of Trustees at such time as less than a majority of the Trustees holding office have been elected by shareholders, and (ii) if there is a vacancy on the Board of Trustees, such vacancy may be filled only by a vote of the shareholders unless, after filing such vacancy by other means, at least two-thirds of the Trustees holding office shall have been elected by the shareholders. In addition, trustees may be removed from office by a written consent signed by the holders of two-thirds of the outstanding shares and filed with the Trust's custodian or by a vote of the holders of two-thirds of the outstanding shares at a meeting duly called for that purpose, which meeting shall be held upon the written request of the holders of not less than 10% of the outstanding shares.

          Upon written request by the holders of shares having at least 1% of the outstanding shares stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a trustee, the Trust has undertaken to provide a list of shareholders or to disseminate appropriate materials (at the expense of the requesting shareholders).

          Except as set forth above, the Trustees shall continue to hold office and may appoint successor Trustees. Shareholder voting rights are not cumulative.

          No amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Trust except (i) to change the Trust's or a fund's name or to make changes of a technical nature in the Declaration of Trust, (ii) to establish and designate new series or classes of Trust shares and (iii) to establish, designate or modify new and existing series or classes of Trust shares or other provisions relating to Trust shares in response to applicable laws or regulations. If one or more new series of the Trust is established and designated by the Trustees, the shareholders having beneficial interests in the series of the Trust shall not be entitled to vote on matters exclusively affecting such new series, such matters including, without limitation, the adoption of or any change in the investment objectives, policies or restrictions of the new series and the approval of the investment advisory contracts of the new series. Similarly, the shareholders of the new series shall not be entitled to vote on any such matters as they affect the other Funds.

Shareholder and Trustee Liability

          Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification out of each Fund's property for all loss and expense of any shareholder held personally liable for the obligations of the Fund by reason of owning shares of such Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote since it is limited to circumstances in which the disclaimer is inoperative and a fund itself would be unable to meet its obligations.

          The Declaration of Trust further provides that the Board of Trustees will not be liable for errors of judgment or mistakes of fact or law. However, nothing in the Declaration of Trust protects a trustee against any liability to which the trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The Trust offers only its own Funds' shares for sale, but it is possible that the Fund might become liable for any misstatements in a Prospectus that relate to another Fund of the Trust or another CDC Nvest and Loomis Sayles Funds Trust. The trustees have considered this possible liability and approved the use of the combined prospectus for Funds of the Trusts.

Code of Ethics

          The Fund, Loomis Sayles and the Distributor have adopted Codes of Ethics pursuant to Rule 17j-1 under the 1940 Act. The Codes of Ethics permit employees to invest in securities for their own accounts, under certain circumstances, including securities that may be purchased or held by the Fund. The Codes of Ethics are on public file with, and are available from, the SEC.

Proxy Voting Policies

          The Board of Trustees has adopted the Proxy Voting Policy and Guidelines (the "Guidelines") for the voting of proxies for securities held by the Fund. Under the Guidelines, the responsibility for voting proxies generally is delegated to a Fund's investment adviser. Decisions regarding the voting of proxies shall be made solely in the interest of the Fund and its shareholders. The exclusive purpose shall be to provide benefits to the shareholders of a Fund by considering those factors that affect the value of the securities. The adviser shall exercise its fiduciary responsibilities to vote proxies with respect to the Fund's investments that are managed by that adviser in a prudent manner in accordance with the Guidelines and the proxy voting policies of the adviser. Proposals that, in the opinion of the adviser, are in the best interests of shareholders are generally voted "for" and proposals that, in the judgment of the adviser, are not in the best interests of shareholders are generally voted "against". The adviser is responsible for maintaining certain records and reporting to the Audit Committee of the Trusts in connection with the voting of proxies. Upon request for reasonable periodic review as well as annual reporting to the SEC, the adviser shall make available to the Fund, or IXIS Advisors, the Fund's administrator, the records and information maintained by the adviser under the Guidelines.

          Loomis Sayles utilizes the services of a third party proxy voting service provider ("Proxy Service Provider") to assist it in researching and voting proxies for funds for which Loomis Sayles has voting authority. The Proxy Service Provider has a copy of Loomis Sayles' proxy voting policy and provides vote recommendations to Loomis Sayles based on the Loomis Sayles' policy and the Proxy Service Provider's own research. All issues presented for shareholder vote will also be considered by Loomis Sayles' proxy committee (the "Proxy Committee") and, when the Proxy Committee believes necessary, the equity analyst following the company. In making the final determination about how a proxy should be voted, the Proxy Committee will generally follow the Proxy Service Provider's recommendation, unless it deviates from Loomis Sayles' express policy or the Proxy Committee determines that the Fund's best interests are served by voting otherwise.

          In addition to reviewing the Proxy Service Provider's recommendations and making the final decision about how proxies should be voted, the Proxy Committee also: (1) reviews and updates the firm's policies and procedures; (2) consults with portfolio managers and analysts; and (3) meets at least annually to discuss any issues that relate to proxy policies and voting.

          Loomis Sayles believes that by following the process discussed above, proxies will be voted in the Fund's best interest and that the decision on how to vote will not be affected by any conflicts of interest. Loomis Sayles' proxy voting policy allows for discretion on a particular proposal and the Proxy Committee determines that the Proxy Service Provider's recommendation is not in the best interests of the relevant Fund(s), then the Proxy Committee may use its discretion to vote the proxy contrary to the Proxy Service Provider's recommendation, but only after conducting a review to determine if any material conflict of interest exists. In situations in which the Proxy Committee believes that a material conflict exists, the Proxy Committee will exclude anyone at Loomis Sayles (including members of the Proxy Committee) who is subject to that conflict of interest from participating in the voting decision in any way, including from providing information, opinions or recommendations to the Proxy Committee.

          Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available, without charge through the Fund's website at www.cdcnvestfunds.com and through the SEC's website at www.sec.gov.

--------------------------------------------------------------------------------
                               PORTFOLIO TURNOVER
--------------------------------------------------------------------------------

          The Fund's portfolio turnover rate for a fiscal year is calculated by dividing the lesser of purchases or sales of portfolio securities, excluding securities having maturity dates at acquisition of one year or less, for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund, thereby decreasing the Fund's total return. It is impossible to predict with certainty whether future portfolio turnover rates will be higher or lower than those experienced during past periods.

Generally, the Fund intends to invest for long-term purposes. However, the rate of portfolio turnover will depend upon market and other conditions, and it will not be a limiting factor when Loomis Sayles believes that portfolio changes are appropriate.

--------------------------------------------------------------------------------
                         PORTFOLIO HOLDINGS INFORMATION
--------------------------------------------------------------------------------

          The Fund has adopted policies to control the disclosure of portfolio holdings information and to ensure equal access to such information, except in certain circumstances as approved by the Board of Trustees. Generally, portfolio holdings information will not be available except on a monthly basis following a 30-day lag between the date of the information and the date on which it is disclosed. Any holdings information that is released must clearly indicate the date of the information, and must state that due to active management, the Fund may or may not still invest in the securities listed. Portfolio characteristics, such as industry/sector breakdown, current yield, quality breakdown, duration, average Price-Earnings ratio and other similar information may be provided on a current basis. However, portfolio characteristics do not include references to specific portfolio holdings.

          The Board of Trustees has approved exceptions to the general policy on the sharing of portfolio holdings information as in the best interests of the
Fund:

     (1) Disclosure of portfolio holdings posted on the Fund's website, provided the information is shared no sooner than the next day following the day on which the information is posted;

     (2) Disclosure to firms offering industry-wide services, provided that the firm has entered into a confidentiality agreement with the Fund, its principal underwriter or an affiliate of the Fund's principal underwriter. Entities that receive information pursuant to this exception include Bloomberg (monthly disclosure of full portfolio holdings, provided 25 days after month-end); Lipper (quarterly disclosure of full portfolio holdings, provided 25 days after calendar quarter-end); Morningstar (quarterly disclosure of full portfolio holdings, provided five days after calendar quarter-end); Standard & Poors (quarterly disclosure of full portfolio holdings, provided 2 days after calendar quarter-end); and Vestek (daily disclosure of full portfolio holdings, provided next business day after calendar quarter-end);

     (3) Disclosure to SG Constellation, as part of the Class B share financing program and subject to an agreement to protect the confidentiality and limit the use of the information except for the purposes provided (full portfolio holdings provided weekly);

     (4) Disclosure to ADP Investor Communication Services, Inc. as part of the proxy voting recordkeeping services provided to the Fund, and to Investor Research Services, Inc. and Glass Lewis, LLC, as part of the proxy voting administration and research services, respectively, provided to the Fund's adviser (portfolio holdings of issuers as of record date for shareholder meetings);

     (5) Disclosure to employees of the Fund's adviser, principal underwriter, administrator, custodian and fund accounting agent, provided that such disclosure is made for bona fide business purposes; and

     (6) Other disclosures made for non-investment purposes, but only if approved in writing in advance by an officer of the Fund. Such exceptions will be reported to the Board of Trustees.

          With respect to 6) above, approval will be granted only when the officer determines that the Fund has a legitimate business reason for sharing the portfolio holdings information and the recipients are subject to a duty of confidentiality, including a duty not to trade on the information. The Fund's Board of Trustees exercises oversight of the disclosure of the Fund's portfolio holdings by reviewing, on a quarterly basis, persons or entities receiving such disclosure. Notwithstanding the above, there is no assurance that the Fund's policies on the sharing of portfolio holdings information will protect the Fund from the potential misuse of holdings by individuals or firms in possession of that information.

          In addition, any disclosures of portfolio holdings information by the Fund or its adviser must be consistent with the anti-fraud provisions of the federal securities laws, the Fund's and the adviser's fiduciary duty to shareholders, and the Fund's code of ethics. The Fund's policies expressly prohibit the sharing of portfolio holdings information if the Fund, its adviser, or any other affiliated party receives compensation or other consideration in connection with such arrangement. The term "consideration" includes any agreement to maintain assets in the Fund or in other funds or accounts managed by the Fund's adviser or by any affiliated person of the adviser.

--------------------------------------------------------------------------------
                                HOW TO BUY SHARES
--------------------------------------------------------------------------------

          The procedures for purchasing shares of the Fund are summarized in the Prospectus/Proxy Statement. The Fund will only accept accounts from U.S. citizens with a U.S. address or resident aliens with a U.S. address and a U.S. taxpayer identification number. All purchases made by check should be in U.S. dollars and made payable to CDC Nvest Funds, or, in the case of a retirement account, the custodian or trustee.

          For purchase of Fund shares by mail, the settlement date is the first business day after receipt of the check by the transfer agent so long as it is received by the close of regular trading of the New York Stock Exchange (the "Exchange") on a day when the Exchange is open; otherwise the settlement date is the following business day. For telephone orders, the settlement date is the third business day after the order is made.

          Shares may also be purchased either in writing, by phone (except for Class Y shares), by federal funds wire, by electronic funds transfer using Automated Clearing House ("ACH"), or by exchange as described in the Prospectus/Proxy Statement and through firms that are members of the NASD that have selling agreements with the Distributor. You may also use CDC Nvest Funds Personal Access Line(R) (800-225-5478, press 1) or CDC Nvest Funds Web site (www.cdcnvestfunds.com) to purchase Fund shares (except for Class Y shares). For more information, see the section "Shareholder Services" in this SAI.

          A shareholder may purchase additional shares electronically through the ACH system so long as the shareholder's bank or credit union is a member of the ACH system and the shareholder has a completed, approved ACH application on file. Banks may charge a fee for transmitting funds by wire. With respect to shares purchased by federal funds, shareholders should bear in mind that wire transfers may take two or more hours to complete.

          The Distributor may at its discretion, for existing clients, accept a telephone order for the purchase of $5,000 or more of a fund's Class A, B and C shares. Payment must be received by the Distributor within three business days following the transaction date or the order will be subject to cancellation. Telephone orders must be placed through the Distributor or your investment dealer.

          At the discretion of the Distributor, Bank Trust Departments or Trust Companies may also be eligible for investment in Class Y shares at a reduced minimum, subject to certain conditions including a requirement to meet the minimum investment balance within a specified time period. Please contact the Distributor at 800-225-5478 for more information.

          If you wish transactions in your account to be effected by another person under a power of attorney from you, special rules as summarized in the Prospectus/Proxy Statement may apply.

--------------------------------------------------------------------------------
                    NET ASSET VALUE AND PUBLIC OFFERING PRICE
--------------------------------------------------------------------------------

          The method for determining the public offering price and net asset value per share is summarized in the Prospectus/Proxy Statement.

          The total net asset value of each class of shares of the Fund (the excess of the assets of the Fund attributable to such class over the liabilities attributable to such class) is determined at the close of regular trading (normally 4:00 p.m. Eastern time) on each day that the Exchange is open for trading. In addition, in Loomis Sayles' discretion, the Fund's shares may be priced on a day the Exchange is closed for trading if Loomis Sayles in its discretion determines that it is advisable to do so based primarily upon factors such as whether (i) there has been enough trading in the Fund's portfolio securities to materially affect the net asset value of the Fund's shares and
(ii) whether in Loomis Sayles' view sufficient information (e.g., prices reported by pricing services) is available for the Fund's shares to be priced. For example, income funds may price their shares on days on which the Exchange is closed but the fixed income markets are open for trading. The Fund does not expect to price its shares on the following holidays: New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Securities listed on a national securities exchange or on the NASDAQ National Market System are valued at market price (generally, their last sale price, or, if there is no reported sale during the day, the last reported bid price estimated by a broker, although "market price" for securities traded on NASDAQ will generally be considered to be the NASDAQ official closing price). Unlisted securities traded in the over-the-counter market are valued at the last reported bid price in the over-the-counter market or on the basis of yield equivalents as obtained from one or more dealers that make a market in the securities. U.S. government securities are traded in the over-the-counter market. Options, interest rate futures and options thereon that are traded on exchanges are valued at their last sale price as of the close of such exchanges. Securities for which current market quotations are not readily available and all other assets are taken at fair value as determined in good faith by the Board of Trustees, although the actual calculations may be made by persons acting pursuant to the direction of the Board.

          Generally, trading in foreign government securities and other fixed-income securities, as well as trading in equity securities in markets outside the United States, is substantially completed each day at various times prior to the close of the Exchange. Securities traded on a foreign exchange will be valued at their market price on the non-U.S. exchange except for securities traded on the London Stock Exchange ("British Equities"). British Equities will be valued at the mean between the last bid and last asked prices on the London Stock Exchange. The value of other securities principally traded outside the United States will be computed as of the completion of substantial trading for the day on the markets on which such securities principally trade. Securities principally traded outside the United States will generally be valued several hours before the close of regular trading on the Exchange, generally 4:00 p.m. Eastern time, when the Fund computes the net asset value of its shares. Occasionally, events affecting the value of securities principally traded outside the United States may occur between the completion of substantial trading of such securities for the day and the close of the Exchange, which events will not be reflected in the computation of the Fund's net asset value. If, in the determination of the Board of Trustees or persons acting at their direction, events materially affecting the value of the Fund's securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or in accordance with procedures approved by the Trusts' trustees. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees believes accurately reflects fair value. When fair valuing their securities, the Fund may, among other things, use modeling tools or other processes that may take into account factors such as securities market activity and/or significant events that occur after the close of the local market and before the time the Fund's net asset value is calculated.

          Trading in some of the portfolio securities of the Fund takes place in various markets outside the United States on days and at times other than when the Exchange is open for trading. Therefore, the calculation of the Fund's net asset value does not take place at the same time as the prices of many of its portfolio securities are determined, and the value of the Fund's portfolio may change on days when the Fund is not open for business and its shares may not be purchased or redeemed.

          The per share net asset value of a class of the Fund's shares is computed by dividing the number of shares outstanding into the total net asset value attributable to such class. The public offering price of a Class A share of the Fund is the net asset value per share next-determined after a properly completed purchase order is accepted by IXIS Services or State Street Bank, plus a sales charge as set forth in the Fund's Prospectus/Proxy Statement. The public offering price of a Class B, C or Y share of the Fund is the next-determined net asset value.

--------------------------------------------------------------------------------
                              REDUCED SALES CHARGES
--------------------------------------------------------------------------------

          The following special purchase plans are summarized in the Prospectus/Proxy Statement and are described in greater detail below. Investors should note that in many cases, an investor's financial advisor, and not the Fund, is responsible for ensuring that the investor receives the correct discounts.

Cumulative Purchase Discount. A Fund shareholder may make an initial or an additional purchase of Class A shares and be entitled to a discount on the sales charge payable on that purchase. This discount will be available if the shareholder's "total investment" in the Fund reaches the breakpoint for a reduced sales charge in the table under "How Sales Charges Are Calculated - Class A shares" in the Prospectus/Proxy Statement. The total investment is determined by adding the amount of the additional purchase, including sales charge, to the current public offering price of all series and classes of shares of the Acquiring Fund and other CDC Nvest Funds held by the shareholder in one or more accounts. If the total investment exceeds the breakpoint, the lower sales charge applies to the entire additional investment even though some portion of that additional investment is below the breakpoint to which a reduced sales charge applies. For example, if a shareholder who already owns shares of one or more Funds or other of the Funds in the CDC Nvest Funds with a value at the current public offering price of $60,000 makes an additional purchase of $40,000 of Class A shares of the Fund, the reduced sales charge of 2.5% of the public offering price will apply to the entire amount of the additional investment.

Letter of Intent. A Letter of Intent (a "Letter"), which can be effected at any time, is a privilege available to investors that reduces the sales charge on investments in Class A shares. Ordinarily, reduced sales charges are available for single purchases of Class A shares only when they reach certain breakpoints (e.g., $50,000, $100,000, etc.). By signing a Letter, a shareholder indicates an intention to invest enough money in Class A shares within 13 months to reach a breakpoint. If the shareholder's intended aggregate purchases of all series and classes of the Trust over a defined 13-month period will be large enough to qualify for a reduced sales charge, the shareholder may invest the smaller individual amounts at the public offering price calculated using the sales load applicable to the 13-month aggregate investment.

          A Letter is a non-binding commitment, the amount of which may be increased, decreased or canceled at any time. The effective date of a Letter is the date it is received in good order by the Distributor, or, if communicated by a telephone exchange or order, at the date of telephoning provided a signed Letter, in good order, reaches the Distributor within five business days.

          A reduced sales charge is available for aggregate purchases of all classes of shares of the Fund pursuant to a written Letter effected within 90 days after any purchase. In the event the account was established prior to 90 days before the effective date of the Letter, the account will be credited with the Rights of Accumulation ("ROA") towards the breakpoint level that will be reached upon the completion of the 13 months' purchases. The ROA credit is the value of all shares held as of the effective dates of the Letter based on the "public offering price computed on such date."

          The cumulative purchase discount, described above, permits the aggregate value at the current public offering price of Class A shares of the Fund held by a shareholder to be added to the dollar amount of the intended investment under a Letter, provided the shareholder lists them on the account application.

          State Street Bank will hold in escrow shares with a value at the current public offering price of 5% of the aggregate amount of the intended investment. The amount in escrow will be released when the commitment stated in the Letter is completed. If the shareholder does not purchase shares in the amount indicated in the Letter, the shareholder agrees to remit to State Street Bank the difference between the sales charge actually paid and that which would have been paid had the Letter not been in effect, and authorizes State Street Bank to redeem escrowed shares in the amount necessary to make up the difference in sales charges. Reinvested dividends and distributions are not included in determining whether the Letter has been completed.

Combining Accounts. For purposes of determining the sales charge applicable to a given purchase, a shareholder may elect to combine the purchase and the shareholder's total investment (calculated at the current public offering price) in all series and classes of the CDC Nvest Funds (excluding the CDC Nvest Cash Management Trust-Money Market Series (the "Money Market Fund"), unless the shares were purchased through an exchange with another CDC Nvest Fund) with the purchases and total investment of the shareholder's spouse, parents, children, siblings, in-laws, grandparents, grandchildren, single trust estates, individual fiduciary accounts and sole proprietorships or any other group of individuals acceptable to the Distributor. If the combined value of the purchases and total investments exceed a sales charge breakpoint as disclosed in the Prospectus, the lower sales charge applies to the entire amount of the purchase, even though some portion of that investment is below the breakpoint to which a reduced sales charge applies.

          For certain retirement plans, the Distributor may, in its discretion, combine the purchases and total investment of all qualified participants in the same retirement plan for purposes of determining the availability of a reduced sales charge.

          Purchases and total investments of individuals may not be combined with purchases and total investments of the retirement plan accounts described in the preceding paragraph for the purpose of determining the availability of a reduced sales charge. Only the purchases and total investments in tax-qualified retirement plans or other employee benefit plans in which the shareholder is the sole participant may be combined with individual accounts for purposes of determining the availability of a reduced sales charge.

Clients of Loomis Sayles. No front-end sales charge or CDSC applies to investments of $25,000 or more in Class A shares by (1) clients of an adviser or subadviser to any series of the Trusts; any director, officer or partner of a client of an adviser or subadviser to any series of the Trusts; or the spouse, parents, children, siblings, in-laws, grandparents or grandchildren of the foregoing; (2) any individual who is a participant in a Keogh or IRA Plan under a prototype of an adviser or subadviser to any series of the Trusts if at least one participant in the plan qualifies under category (1) above; and (3) an individual who invests through an IRA and is a participant in an employee benefit plan that is a client of an adviser or subadviser to any series of the Trusts. Any investor eligible for this arrangement should so indicate in writing at the time of the purchase.

Eligible Governmental Authorities. There is no sales charge or CDSC related to investments in Class A shares of the Fund by any state, county or city or any instrumentality, department, authority or agency thereof that has determined that the Fund is a legally permissible investment and that is prohibited by applicable investment laws from paying a sales charge or commission in connection with the purchase of shares of any registered investment company.

Investment Advisory Accounts. Class A of the Fund may be purchased at net asset value by investment advisers, financial planners or other intermediaries who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services; clients of such investment advisers, financial planners or other intermediaries who place trades for their own accounts if the accounts are linked to the master account of such investment adviser, financial planner or other intermediary on the books and records of the broker or agent; and retirement and deferred compensation plans and trusts used to fund those plans, including, but not limited to, those defined in Sections 401(a), 403(b), 401(k) and 457 of the Code and "rabbi trusts." Investors may be charged a fee if they effect transactions through a broker or agent.

Certain Broker-Dealers and Financial Services Organizations. Class A shares of the Fund also may be purchased at net asset value through certain broker-dealers and/or financial services organizations without any transaction fee. Such organizations may also receive compensation based upon the average value of the Fund shares held by their customers. This compensation may be paid by Loomis Sayles, or its affiliates out of their own assets, and/or be paid indirectly by the Fund in the form of servicing, distribution or transfer agent fees.

Certain Retirement Plans. Class A shares of the Fund are available at net asset value for investments by participant-directed 401(a) and 401(k) plans that have $1 million or more in total plan assets or with at least 100 eligible employees or by retirement plans whose third party administrator or dealer has entered into a service agreement with the Distributor and which may be subject to certain operational and minimum size requirements specified from time to time by the Distributor. The Distributor may pay compensation to such third party administrators or dealers. This compensation may be paid indirectly by the Fund in the form of service and/or distribution fees.

Bank Trust Departments or Trust Companies. Class A shares of the Fund are available at net asset value for investments by non-discretionary and non-retirement accounts of bank trust departments or trust companies, but are unavailable if the trust department or institution is part of an organization not principally engaged in banking or trust activities.

          The reduction or elimination of the sales charges in connection with special purchase plans described above reflects the absence or reduction of expenses associated with such sales.

--------------------------------------------------------------------------------
                              SHAREHOLDER SERVICES
--------------------------------------------------------------------------------

Open Accounts

          A shareholder's investment is automatically credited to an open account maintained for the shareholder by State Street Bank. Following each additional investment or redemption from the account initiated by an investor, a shareholder will receive a confirmation statement disclosing the current balance of shares owned and the details of recent transactions in the account. After the close of each calendar year, State Street Bank will send each shareholder a statement providing account information which may include federal tax information on dividends and distributions paid to the shareholder during the year. This statement should be retained as a permanent record. IXIS Services may charge a fee for providing duplicate account information.

          The open account system provides for full and fractional shares expressed to three decimal places and, by making the issuance and delivery of stock certificates unnecessary, eliminates problems of handling and safekeeping, and the cost and inconvenience of replacing lost, stolen, mutilated or destroyed certificates. Certificates will not be issued for Class B, Class C or Class Y shares.

          The costs of maintaining the open account system are paid by the Fund and no direct charges are made to shareholders. Although the Fund has no present intention of making such direct charges to shareholders, it reserves the right to do so. Shareholders will receive prior notice before any such charges are made.

Automatic Investment Plans (Classes A, B and C Shares)

          Subject to the Fund's investor eligibility requirements, investors may automatically invest in additional shares of the Fund on a periodic basis by authorizing the Distributor to draft an amount from an investor's bank account for investment in the Fund. The Investment Builder Program is designed to facilitate such periodic payments electronically through the ACH system so long as the shareholder's bank or credit union is a member of the ACH system and the shareholder has banking information on file. An automatic investment plan may be opened with an initial investment of $25 or more and thereafter regular monthly investments of $25 or more. The reduced minimum initial investment pursuant to an automatic investment plan is referred to in the Prospectus. A Service Option (for Investment Builder) form must be completed to open an automatic investment plan and may be obtained by calling the Distributor or designated transfer agent at 800-225-5478, contacting your investment dealer or visiting www.cdcnvestfunds.com.

          This program is voluntary and may be terminated at any time by IXIS Services upon notice to existing plan participants.

          The Investment Builder Program plan may be discontinued at any time by the investor by written notice to IXIS Services, which must be received at least five business days prior to any payment date. The plan may be discontinued by State Street Bank at any time without prior notice if any draft is not paid upon presentation; or by written notice to the shareholder at least thirty days prior to any payment date. State Street Bank is under no obligation to notify shareholders as to the nonpayment of any check.

Retirement Plans and Other Plans Offering Tax Benefits (Classes A, B and C
Shares)

          The federal tax laws provide for a variety of retirement plans offering tax benefits. These plans may be funded with shares of the Fund or with certain other investments. The plans include H.R. 10 (Keogh) plans for self-employed individuals and partnerships, individual retirement accounts
(IRAs), corporate pension trust and profit sharing plans, including 401(k) plans, and retirement plans for public school systems and certain tax exempt organizations, i.e., 403(b) plans.

          The reduced minimum initial investment available to retirement plans and other plans offering tax benefits is referred to in the Prospectus/Proxy Statement. For these plans, initial investments in a fund must be at least $250 for each participant in corporate pension and profit sharing plans and Keogh plans, at least $500 for IRAs and Coverdell Education Savings Accounts and at least $100 for any subsequent investments. There is a special initial and subsequent investment minimum of $25 for payroll deduction investment programs for SARSEP, SEP, SIMPLE Plans, 403(b) and certain other plans. Income dividends and capital gain distributions must be reinvested (unless the investor is over age 59 1/2 or disabled). These types of accounts may be subject to fees. Plan documents and further information can be obtained from the Distributor.

          Certain retirement plans may also be eligible to purchase Class Y shares. See the Prospectus/Proxy Statement relating to Class Y shares.

Systematic Withdrawal Plans (Classes A, B and C Shares)

          An investor owning the Fund's shares having a value of $10,000 or more at the current public offering price may establish a Systematic Withdrawal Plan ("Plan") providing for periodic payments of a fixed or variable amount. An investor may terminate the plan at any time. A form for use in establishing such a plan is available from the servicing agent or your investment dealer. Withdrawals may be paid to a person other than the shareholder if a medallion signature guarantee is provided. Please consult your investment dealer or the Distributor.

          A shareholder under a Plan may elect to receive payments monthly, quarterly, semiannually or annually for a fixed amount of not less than $50 or a variable amount based on (1) the market value of a stated number of shares, (2) a specified percentage of the account's market value or (3) a specified number of years for liquidating the account (e.g., a 20-year program of 240 monthly payments would be liquidated at a monthly rate of 1/240, 1/239, 1/238, etc.). The initial payment under a variable payment option may be $50 or more.

          In the case of shares subject to a CDSC, the amount or percentage you specify may not, on an annualized basis, exceed 10% of the value, as of the time you make the election, of your account with the Fund with respect to which you are electing the Plan. Withdrawals of Class B shares of the Fund under the Plan will be treated as redemptions of shares purchased through the reinvestment of Fund distributions, or, to the extent such shares in your account are insufficient to cover Plan payments, as redemptions from the earliest purchased shares of the Fund in your account. No CDSC applies to redemptions pursuant to the Plan.

          All shares under the Plan must be held in an open (uncertificated) account. Income dividends and capital gain distributions will be reinvested (without a sales charge in the case of Class A shares) at net asset value determined on the record date.

          Withdrawals may be made on any business day of the month. If a day is not selected, withdrawals will be processed on or about the 24th of the month. Since withdrawal payments represent proceeds from the liquidation of shares, withdrawals may reduce and possibly exhaust the value of the account, particularly in the event of a decline in net asset value. Accordingly, a shareholder should consider whether a Plan and the specified amounts to be withdrawn are appropriate in the circumstances. The Fund and the Distributor make no recommendations or representations in this regard. It may be appropriate for a shareholder to consult a tax adviser before establishing such a plan. See "Redemptions" and "Taxes" below for certain information as to federal income taxes.

          It may be disadvantageous for a shareholder to purchase on a regular basis additional Fund shares with a sales charge while redeeming shares under a Plan. Accordingly, the Fund and the Distributor do not recommend additional investments in Class A shares by a shareholder who has a withdrawal plan in effect and who would be subject to a sales load on such additional investments. This program may be modified or terminated at any time.

          Because of statutory restrictions this Plan is not available to pension or profit-sharing plans, IRAs or 403(b) plans that have State Street Bank as trustee. Contact the servicing agent for other systematic withdrawal options for retirement accounts.

Dividend Diversification Program

          You may also establish a Dividend Diversification Program, which allows you to have all dividends and any other distributions automatically invested in shares of the same class of another CDC Nvest Fund, subject to the investor eligibility requirements of that other Fund and to state securities law requirements. Shares will be purchased at the selected Fund's net asset value (without a sales charge or CDSC) on the dividend payable date. A dividend diversification account must be in the same registration (shareholder name) as the distributing Fund account and, if a new account in the purchased Fund is being established, the purchased Fund's minimum investment requirements must be met. Before establishing a Dividend Diversification Program into any other CDC Nvest Fund, you must obtain and carefully read a copy of that Fund's Prospectus.

Exchange Privilege

          A shareholder may exchange the shares of the Fund for shares of the same class of another CDC Nvest Fund, Money Market Fund or series of Loomis Sayles Funds I or Loomis Sayles Trust that offers that class (subject to the investor eligibility requirements, if any, of the Fund into which the exchange is being made and any other limits on the sales of or exchanges into that fund) on the basis of relative net asset values at the time of the exchange without any sales charge. An exchange of shares in one fund for shares of another fund is a taxable event on which gain or loss may be recognized. In certain limited circumstances, the Distributor may waive the requirement that shareholders pay the difference between any sales charge already paid on their shares and the higher sales charge of the Fund into which they are exchanging at the time of the exchange. When an exchange is made from the Class A, Class B or Class C shares of one Fund to the same class of shares of another fund, the shares received by the shareholder in the exchange will have the same age characteristics as the shares exchanged. The age of the shares determines the expiration of the CDSC and, for the Class B shares, the conversion date. As stated above, if you own Class A, Class B or Class C shares, you may also elect to exchange your shares of any Fund for shares of the same class of the CDC Nvest Money Market Fund. On all exchanges of Class A or C shares subject to a CDSC and Class B shares into the CDC Nvest Money Market Funds, the exchange stops the aging period relating to the CDSC, and, for Class B shares only, relating to conversion to Class A shares. The aging period resumes only when an exchange is made back into Classes A, B and C shares of a fund. Shareholders may also exchange their shares in the CDC Nvest Money Market Fund for shares of the same class of any other CDC Nvest Fund listed below, subject to those Funds' eligibility requirements and sales charges. Class C shares in accounts of CDC Nvest Cash Management Trust - Money Market Series may exchange into Class C shares of CDC Nvest Funds subject to its CDSC schedule. If you own Class Y shares, you may exchange those shares for Class Y shares of other Funds, for Institutional Class shares of any other series of Loomis Sayles Funds I or Loomis Sayles Trust that offers Institutional Class shares or for Class A shares of the CDC Nvest Money Market Funds. Shares of the Money Market Fund acquired through an exchange from another CDC Nvest Fund or Loomis Sayles Fund may be re-exchanged for shares of the same class of those CDC Nvest Funds or Loomis Sayles Funds. These options are summarized in the Prospectus. An exchange may be effected, provided that neither the registered name nor address of the accounts is different and provided that a certificate representing the shares being exchanged has not been issued to the shareholder, by (1) a telephone request to the Fund or IXIS Services at 800-225-5478; or (2) an internet transaction at www.cdcnvestfunds.com; or (3) a written exchange request to the Fund or IXIS Services, P.O. Box 219579, Kansas City, MO 64121-9579. You must acknowledge receipt of a current Prospectus for a fund before an exchange for that Fund can be effected. The minimum amount to open an account by exchange is the receiving fund's investment minimum as noted in the receiving fund's prospectus or the total net asset value of your account, whichever is less. For subsequent exchanges, including those made as part of the Automatic Exchange Program, the minimum is $100.

          Exchanges of Fund shares may be subject to redemption fees. See the Prospectus for more details.

          Agents, general agents, directors and senior officers of New England Financial and its insurance company subsidiaries may, at the discretion of New England Financial, elect to exchange Class A shares of any series of the Trusts acquired in connection with deferred compensation plans offered by New England Financial for Class Y shares of any series of the Trusts which offers Class Y shares. To obtain a Prospectus and more information about Class Y shares, please call the Distributor toll free at 800-225-5478.

          Before requesting an exchange into any other CDC Nvest Fund, Money Market Fund, or series of Loomis Sayles I or Loomis Sayles Trust, please read its prospectus carefully. Subject to the applicable rules of the SEC, the Board of Trustees reserves the right to modify the exchange privilege at any time. Except as otherwise permitted by SEC rule, shareholders will receive at least 60 days' advance notice of any material change to the exchange privilege.

Automatic Exchange Plan (Classes A, B and C Shares)

          As described in the Prospectus/Proxy Statement following the caption "Additional Investor Services," a shareholder may establish an Automatic Exchange Plan under which shares of a fund are automatically exchanged each month for shares of the same class of one or more of the other Funds. Registration on all accounts must be identical. Exchanges may be made on any business day of the month. If a day is not selected, exchanges will be processed on or about the 24th of the month and are made until the account is exhausted or until IXIS Services is notified in writing to terminate the plan. Exchanges may be made in amounts of $100 or more. The Service Options Form is available from IXIS Services or your financial representative to establish an Automatic Exchange Plan.

Broker Trading Privileges

          The Distributor may, from time to time, enter into agreements with one or more brokers or other intermediaries to accept purchase and redemption orders for Fund shares until the close of regular trading on the Exchange (normally, 4:00 p.m. Eastern time on each day that the Exchange is open for trading); such purchase and redemption orders will be deemed to have been received by the Fund when the authorized broker or intermediary accepts such orders; and such orders will be priced using that Fund's net asset value next computed after the orders are placed with and accepted by such brokers or intermediaries. Any purchase and redemption orders received by a broker or intermediary under these agreements will be transmitted daily to the Distributor no later than the time specified in such agreement; but, in any event, no later than 9:30 a.m. following the day that such purchase or redemption orders are received by the broker or intermediary.

Self-Servicing Your Account with CDC Nvest Funds Personal Access Line(R) and Web Site

          Fund shareholders may access account information, including share balances and recent account activity online, by visiting our Web site at www.cdcnvestfunds.com. Transactions may also be processed online for certain accounts (restrictions may apply). Such transactions include purchases, redemptions and exchanges, and shareholders are automatically eligible for these features. CDC Nvest Funds has taken measures to ensure the security of shareholder accounts, including the encryption of data and the use of personal identification (PIN) numbers. In addition, you may restrict these privileges from your account by calling CDC Nvest Funds at 800-225-5478, or writing to us at P.O. Box 219579, Kansas City, MO 64121-9579. More information regarding these features may be found on our Web site at www.cdcnvestfunds.com.

          Investor activities through these mediums are subject to the terms and conditions outlined in the following CDC Nvest Funds Online and Telephonic Customer Agreement. This agreement is also posted on our Web site. The initiation of any activity through the CDC Nvest Funds Personal Access Line(R) or Web site at www.cdcnvestfunds.com by an investor shall indicate agreement with the following terms and conditions:

            CDC Nvest Funds Online and Telephonic Customer Agreement

NOTE: ACCESSING OR REQUESTING ACCOUNT INFORMATION OR TRANSACTIONS THROUGH THIS SITE CONSTITUTES AND SHALL BE DEEMED TO BE AN

ACCEPTANCE OF THE FOLLOWING TERMS AND CONDITIONS.

The accuracy, completeness and timeliness of all mutual fund information provided is the sole responsibility of the mutual fund company that provides the information. No party that provides a connection between this Web site and a mutual fund or its transfer agency system can verify or ensure the receipt of any information transmitted to or from a mutual fund or its transfer agent, or the acceptance by, or completion of any transaction with, a mutual fund.

The online acknowledgments or other messages that appear on your screen for transactions entered do not mean that the transactions have been received, accepted or rejected by the mutual fund. These acknowledgments are only an indication that the transactional information entered by you has either been transmitted to the mutual fund, or that it cannot be transmitted. It is the responsibility of the mutual fund to confirm to you that it has received the information and accepted or rejected a transaction. It is the responsibility of the mutual fund to deliver to you a current prospectus, confirmation statement and any other documents or information required by applicable law.

NO TRANSACTION SHALL BE DEEMED ACCEPTED UNTIL YOU RECEIVE A WRITTEN CONFIRMATION FROM THE FUND COMPANY.

You are responsible for reviewing all mutual fund account statements received by you in the mail in order to verify the accuracy of all mutual fund account information provided in the statement and transactions entered through this site. You are also responsible for promptly notifying the mutual fund of any errors or inaccuracies relating to information contained in, or omitted from, your mutual fund account statements, including errors or inaccuracies arising from the transactions conducted through this site.

TRANSACTIONS ARE SUBJECT TO ALL REQUIREMENTS, RESTRICTIONS AND FEES AS SET FORTH IN THE PROSPECTUS OF THE SELECTED FUND.

THE CONDITIONS SET FORTH IN THIS AGREEMENT EXTEND NOT ONLY TO TRANSACTIONS TRANSMITTED VIA THE INTERNET BUT TO TELEPHONIC TRANSACTIONS INITIATED THROUGH THE CDC NVEST FUNDS PERSONAL ACCESS LINE(R)

You are responsible for the confidentiality and use of your personal identification numbers, account numbers, social security numbers and any other personal information required to access the site or transmit telephonically. Any individual that possesses the information required to pass through all security measures will be presumed to be you. All transactions submitted by an individual presumed to be you will be solely your responsibility.

You agree that the CDC Nvest Funds does not have the responsibility to inquire as to the legitimacy or propriety of any instructions received from you or any person believed to be you, and is not responsible or liable for any losses that may occur from acting on such instructions.

CDC Nvest Funds is not responsible for incorrect data received via the Internet or telephonically from you or any person believed to be you. Transactions submitted over the Internet and telephonically are solely your responsibility and CDC Nvest Funds makes no warranty as to the correctness, completeness, or the accuracy of any transmission. Similarly CDC Nvest Funds bears no responsibility for the performance of any computer hardware, software, or the performance of any ancillary equipment and services such as telephone lines, modems, or Internet service providers.

The processing of transactions over this site or telephonically will involve the transmission of personal data including social security numbers, account numbers and personal identification numbers. While CDC Nvest Funds has taken reasonable security precautions including data encryption designed to protect the integrity of data transmitted to and from the areas of our Web site that relate to the processing of transactions, we disclaim any liability for the interception of such data.

You agree to immediately notify CDC Nvest Funds if any of the following occurs:

1. You do not receive confirmation of a transaction submitted via the Internet or telephonically within five (5) business days.
2. You receive confirmation of a transaction of which you have no knowledge and was not initiated or authorized by you.
3. You transmit a transaction for which you do not receive a confirmation number.
4. You have reason to believe that others may have gained access to your personal identification number (PIN) or other personal data.
5. You notice an unexplained discrepancy in account balances or other changes to your account, including address changes, and banking instructions on any confirmations or statements.

Any costs incurred in connection with the use of the CDC Nvest Funds Personal Access Line(R) or the CDC Nvest Funds Internet site including telephone line costs and Internet service provider costs are solely your responsibility. Similarly CDC Nvest Funds makes no warranties concerning the availability of Internet services or network availability.

CDC Nvest Funds reserves the right to suspend, terminate or modify the Internet capabilities offered to shareholders without notice.

YOU HAVE THE ABILITY TO RESTRICT INTERNET AND TELEPHONIC ACCESS TO YOUR ACCOUNTS BY NOTIFYING CDC NVEST FUNDS OF YOUR DESIRE TO DO SO.

          Written notifications to the CDC Nvest Funds Family should be sent to:

CDC Nvest Funds
P. O. Box 219579
Kansas City, MO 64121-9579

          Notification may also be made by calling 800-225-5478 during normal business hours.

--------------------------------------------------------------------------------
                                   REDEMPTIONS
--------------------------------------------------------------------------------

          The procedures for redemption of shares of the Fund by mail are summarized in the Prospectus/Proxy Statement. As described in the Prospectus/Proxy Statement, a CDSC may be imposed on certain purchases of Classes A, B and C shares. For purposes of the CDSC, an exchange of shares from one Fund to another Fund is not considered a redemption or a purchase. For federal tax purposes, however, such an exchange is considered a sale and a purchase and, therefore, would be considered a taxable event on which you may recognize a gain or loss. In determining whether a CDSC is applicable to a redemption of Class A, Class B or Class C shares, the calculation will be determined in the manner that results in the lowest rate being charged. Therefore, for Class B shares it will be assumed that the redemption is first of any Class A shares in the shareholder's Fund account, second of shares held for over six years, third of shares issued in connection with dividend reinvestment and fourth of shares held longest during the six-year period. For Class C shares and Class A shares subject to CDSC, it will be assumed that the redemption is first of any shares that have been in the shareholder's Fund account for over a year, and second of any shares that have been in the shareholder's Fund account for under a year. The charge will not be applied to dollar amounts representing an increase in the net asset value of shares since the time of purchase or reinvested distributions associated with such shares. Unless you request otherwise at the time of redemption, the CDSC is deducted from the redemption, not the amount remaining in the account.

          To illustrate, assume an investor purchased 100 Class B shares at $10 per share (at a cost of $1,000) and in the second year after purchase, the net asset value per share is $12 and, during such time, the investor has acquired 10 additional shares under dividend reinvestment. If at such time the investor makes his or her first redemption of 50 shares (proceeds of $600), 10 shares will not be subject to the CDSC because of dividend reinvestment. With respect to the remaining 40 shares, the CDSC is applied only to the original cost of $10 per share and not to the increase in the net asset value of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 4% (the applicable rate in the second year after purchase).

          Class B shares purchased prior to May 1, 1997 are not subject to a CDSC on redemption.

          The Fund will only accept signature guarantees bearing the STAMP 2000 Medallion imprint. A medallion signature guarantee may be required if the proceeds are sent to a record address that has changed within the last 30 days, the redemption amount exceeds $100,000, the proceeds are sent to a different payee or address than what is listed on the account or if the proceeds are sent by check, wire, or in some circumstances ACH to a bank account whose owner(s) do not match the owner(s) of the fund account.

          A shareholder is automatically enrolled with the option to redeem shares by telephone or internet when completing the Fund application. If changes to the option need to be made subsequently, a shareholder must use the Service Options Form, available at www.cdcnvestfunds.com or from your investment dealer. When selecting the service, a shareholder may have his or her withdrawal proceeds sent to his or her bank, in which case the shareholder must designate a bank account on his or her application or Service Options Form to which the redemption proceeds should be sent as well as provide a check marked "VOID" and/or a deposit slip that includes the routing number of his or her bank. Any change in the bank account so designated may be made by furnishing to IXIS Services or your investment dealer a completed Service Options Form. Whenever the Service Options Form is used, if the names on the voided check or deposit slip do not match the names on your account, the shareholder's signature must be signature guaranteed bearing the STAMP 2000 Medallion imprint.

          Telephone or Internet redemptions by wire may only be made if the designated bank is a member of the Federal Reserve System or has a correspondent bank that is a member of the System. If the account is with a savings bank, it must have only one correspondent bank that is a member of the System. The Fund, the Distributor and State Street Bank are not responsible for the authenticity of withdrawal instructions received by telephone, subject to established verification procedures. IXIS Services, as agreed to with the Fund, will employ reasonable procedures to confirm that your telephone instructions are genuine, and if it does not, it may be liable for any losses due to unauthorized or fraudulent instructions. Such verification procedures include, but are not limited to, requiring a form of personal identification prior to acting on an investor's telephone instructions and recording an investor's instructions.

          If you select the telephone or Internet redemption service in the manner described in the previous paragraph, shares of a fund may be redeemed by calling toll free 800-225-5478 or accessing www.cdcnvestfunds.com. If you choose a redemption by wire, a wire fee, currently $5.00, will be deducted from the proceeds and the receiving institution may also charge a fee. Redemption requests must be received by the close of regular trading on the Exchange. Requests made after that time or on a day when the Exchange is not open for business will receive the next business day's closing price. The proceeds of a withdrawal will normally be sent on the first business day following receipt of a proper redemption request, which complies with the redemption procedures established by the Fund from time to time.

          The redemption price will be the net asset value per share (less any applicable CDSC) next determined after the redemption request and any necessary special documentation are received by State Street Bank or your investment dealer in proper form. Payment normally will be made by State Street Bank on behalf of the Fund within seven days thereafter. However, in the event of a request to redeem shares for which the Fund has not yet received good payment, the Fund reserves the right to withhold payments of redemption proceeds if the purchase of shares was made by a check which was deposited within ten calendar days prior to the redemption request (unless the Fund is aware that the check has cleared).

          The CDSC may be waived on redemptions made from IRA accounts due to attainment of age 59 1/2 for IRA shareholders who established accounts prior to January 3, 1995. The CDSC may also be waived on redemptions made from IRA accounts due to death, disability, return of excess contribution, required minimum distributions at age 70 1/2 (waivers apply only to amounts necessary to meet the required minimum amount), certain withdrawals pursuant to a systematic withdrawal plan, not to exceed 10% annually of the value of the account, and redemptions made from the account to pay custodial fees.

          The CDSC may be waived on redemptions made from 403(b)(7) custodial accounts due to attainment of age 59 1/2 for shareholders who established custodial accounts prior to January 3, 1995.

          The CDSC may also be waived on redemptions necessary to pay plan participants or beneficiaries from qualified retirement plans under Section 401 of the Code, including profit sharing plans, money purchase plans, 401(k) and custodial accounts under Section 403(b)(7) of the Code. Distributions necessary to pay plan participants and beneficiaries include payment made due to death, disability, separation from service, normal or early retirement as defined in the plan document, loans from the plan and hardship withdrawals, return of excess contributions, required minimum distributions at age 70 1/2 (waivers only apply to amounts necessary to meet the required minimum amount), certain withdrawals pursuant to a systematic withdrawal plan, not to exceed 10% annually of the value of your account, and redemptions made from qualified retirement accounts or Section 403(b)(7) custodial accounts necessary to pay custodial fees.

          A CDSC will apply in the event of plan level transfers, including transfers due to changes in investment where assets are transferred outside of CDC Nvest Funds, including IRA and 403(b)(7) participant-directed transfers of assets to other custodians (except for the reasons given above) or qualified transfers of assets due to trustee-directed movement of plan assets due to merger, acquisition or addition of additional funds to the plan.

          In order to redeem shares electronically through the ACH system, a shareholder's bank or credit union must be a member of the ACH system and the shareholder must have a completed, approved ACH application on file. In addition, the telephone request must be received no later than 4:00 p.m. (Eastern time). Upon receipt of the required information, the appropriate number shares will be redeemed and the monies forwarded to the bank designated on the shareholder's application through the ACH system. The redemption will be processed the day the telephone call is made and the monies generally will arrive at the shareholder's bank within three business days. The availability of these monies will depend on the individual bank's rules.

          The Fund will normally redeem shares for cash; however, the Fund reserves the right to pay the redemption price wholly or partly in kind if the Trust's Board of Trustees determines it to be advisable and in the interest of the remaining shareholders of the Fund. The redemptions in kind will be selected by the Fund's adviser in light of the Fund's objective and will not generally represent a pro rata distribution of each security held in the Fund's portfolio. If portfolio securities are distributed in lieu of cash, the shareholder will normally incur brokerage commissions upon subsequent disposition of any such securities. However, the Fund has elected to be governed by Rule 18f-1 under the 1940 Act, pursuant to which the Fund is obligated to redeem shares solely in cash for any shareholder during any 90-day period up to the lesser of $250,000 or 1% of the total net asset value of the Fund at the beginning of such period. A redemption constitutes a sale of shares for federal income tax purposes on which the investor may realize a long- or short-term capital gain or loss. See also "Income Dividends, Capital Gain Distributions and Taxes," below.

Small Account Policy

          When your account falls below a set minimum as determined from time to time, the Fund may charge you a fee in the amount of $20. The fee is subject to change. This minimum balance fee does not apply to accounts with active investment builder and payroll deduction programs, accounts that fall below the minimum as a result of the automatic conversion for Class B shares to Class A shares, accounts held through the National Securities Clearing Corporation, or retirement accounts. The Fund will impose this fee by selling the number of shares from your account necessary to pay the fee. The Fund also reserves the right to close your account and send you the if the balance in your account below a set minimum as determined by the Board of Trustees.

Reinstatement Privilege (Class A shares only)

          The Prospectus/Proxy Statement describes redeeming shareholders' reinstatement privileges for Class A shares. Written notice and the investment check from persons wishing to exercise this reinstatement privilege must be received by your investment dealer within 120 days after the date of the redemption. The reinstatement or exchange will be made at net asset value next determined after receipt of the notice and the investment check and will be limited to the amount of the redemption proceeds or to the nearest full share if fractional shares are not purchased.

          Even though an account is reinstated, the redemption will constitute a sale for federal income tax purposes. Investors who reinstate their accounts by purchasing shares of the Funds should consult with their tax advisers with respect to the effect of the "wash sale" rule if a loss is realized at the time of the redemption.

--------------------------------------------------------------------------------
                             PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

Yield and Total Return

          The Fund may advertise the yield of each class of its shares. The Fund's yield will vary from time to time depending upon market conditions, the composition of its portfolio and operating expenses of Loomis Sayles Trust allocated to each Fund. These factors, possible differences in the methods used in calculating yield and the tax exempt status of distributions should be considered when comparing the Fund's yield to yields published for other investment companies and other investment vehicles. Yield should also be considered relative to changes in the value of the Fund's shares and to the relative risks associated with the investment objectives and policies of the Fund. Yields do not take into account any applicable sales charges or CDSC. Yield may be stated with or without giving effect to expense limitations in effect for the Fund, if any. For those funds that present yields reflecting an expense limitation or waiver, its yield would have been lower if no limitation or waiver were in effect. Yields and total returns will generally be higher for Class A shares than for Class B and Class C shares of the same Fund, because of the higher levels of expenses borne by the Class B and Class C shares. Because of its lower operating expenses, Class Y shares of each Fund can be expected to achieve a higher yield and total return than the same Fund's Classes A, B and C shares.

          The Fund may also present one or more distribution rates for each class in its sales literature. These rates will be determined by annualizing the class's distributions from net investment income and net short-term capital gain over a recent 12-month, 3-month or 30-day period and dividing that amount by the maximum offering price or the net asset value. If the net asset value, rather than the maximum offering price, is used to calculate the distribution rate, the rate will be higher.

          At any time in the future, yields and total return may be higher or lower than past yields and there can be no assurance that any historical results will continue.

          Investors in the Fund are specifically advised that share prices, expressed as the net asset values per share, will vary just as yield will vary. An investor's focus on the yield of the

Fund to the exclusion of the consideration of the share price of the Fund may result in the investor's misunderstanding the total return he or she may derive from the Fund.

--------------------------------------------------------------------------------
             INCOME DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

          As described in the Prospectus/Proxy Statement, it is the policy of the Fund to pay its shareholders, as dividends, substantially all net investment income and to distribute annually all net realized long-term capital gains, if any, after offsetting any capital loss carryovers.

          Ordinary income dividends and capital gain distributions are payable in full and fractional shares of the relevant class of the Fund based upon the net asset value determined as of the close of the Exchange on the record date for each dividend or distribution. Shareholders, however, may elect to receive their ordinary income dividends or capital gain distributions, or both, in cash. The election may be made at any time by submitting a written request directly to CDC Nvest Funds. In order for a change to be in effect for any dividend or distribution, it must be received by CDC Nvest Funds on or before the record date for such dividend or distribution.

          If you elect to receive your dividends in cash and the dividend checks sent to you are returned "undeliverable" to the Fund or remain uncashed for six months, your cash election will automatically be changed and your future dividends will be reinvested. No interest will accrue on amounts represented by uncashed dividend or redemption checks.

          As required by federal law, detailed federal tax information will be furnished to each shareholder for each calendar year on or before January 31st of the succeeding year.

Taxation of the Fund. The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code. In order to qualify, the Fund must, among other things,

     (i) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale of securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies;

     (ii) distribute at least 90% of the sum of its taxable net investment income, net tax-exempt income, and the excess, if any, of net short-term capital gains over net long-term capital losses for such year; and

     (iii) diversify its holdings so that at the end of each fiscal quarter, (a) at least 50% of the value of its total assets consists of cash, U.S. government securities, securities of other regulated investment companies, and other securities limited generally, with respect to any one issuer, to no more than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its assets is invested in the securities (other than those of the U.S. government or other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses.

          So long as it qualifies for treatment as a regulated investment company, the Fund will not be subject to federal income tax on income paid to its shareholders in the form of dividends or capital gains distributions. If the Fund failed to qualify as a regulated investment company accorded special tax treatment in any taxable year, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

          An excise tax at the rate of 4% will be imposed on the excess, if any, of the Fund's "required distribution" over its actual distributions in any calendar year. Generally, the "required distribution" is 98% of the Fund's ordinary income for the calendar year plus 98% of its capital gain net income recognized during the one-year period ending on October 31st (or December 31st, if the Fund is so permitted to elect and so elects) plus undistributed amounts from prior years. The Fund intends to make distributions sufficient to avoid imposition of the excise tax.

Taxation of Fund Distributions. For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions of net capital gains from the sale of investments that the Fund owned for more than one year and that are properly designated by the Fund as capital gain dividends will be taxable as long-term capital gains. Distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income.

          Distributions are taxable to shareholders even if they are paid from income or gains earned by the Fund before a shareholder's investment (and thus were included in the price the shareholder paid). Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares. Any gain resulting from the sale or exchange of Fund shares generally will be taxable as capital gains. Distributions declared and payable by a fund during October, November or December to shareholders of record on a date in any such month and paid by the Fund during the following January will be treated for federal tax purposes as paid by the Fund and received by shareholders on December 31st of the year in which declared.

          Long-term capital gain rates applicable to individuals have been temporarily reduced--in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets--for taxable years beginning on or before December 31, 2008.

          For taxable years beginning on or before December 31, 2008, "qualified dividend income" received by an individual will be taxed at the rates applicable to long-term capital gains. In order for some portion of the dividends received by the Fund shareholder to be qualified dividend income, the Fund must meet holding period and other requirements with respect to some portion of the dividend paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund's shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment interest, or
(4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established security market in the United States) or (b) treated as a passive foreign investment company.

          In general, distributions of investment income designated by the Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to the Fund's shares. In any event, if the aggregate qualified dividends received by the Fund during any taxable year are 95% or more of its gross income, then 100% of the Fund's dividends (other than property designated capital gain dividends) will be eligible to be treated as qualified dividend income. For this purpose, the only gain included in the term "gross income" is the excess of net short-term capital gain over net long-term capital loss.

          If the Fund makes a distribution in excess of its current and accumulated "earnings and profits" in any taxable year, the excess distribution will be treated as a return of capital to the extent of a shareholder's tax basis in his or her shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces the tax basis in a shareholder's shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition of such shares.

Sale or Redemption of Shares. The sale, exchange or redemption of Fund shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of Fund shares will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if other substantially identical shares of the Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

          A loss on the sale of shares held for six months or less will be disallowed for federal income tax purposes to the extent of any exempt-interest dividends received with respect to such shares and thereafter treated as a long-term capital loss to the extent of any long-term capital gain dividend paid to the shareholder with respect to such shares. Furthermore, no loss will be allowed on the sale of Fund shares to the extent the shareholder acquired other shares of the same Fund within a period beginning 30 days prior to the sale of the loss shares and ending 30 days after such sale.

Exempt-Interest Dividends. The Fund will be qualified to pay exempt-interest dividends to its shareholders only if, at the close of each quarter of the Fund's taxable year, at least 50% of the total value of the Fund's assets consists of obligations the interest on which is exempt from federal income tax. Distributions that the Fund properly designates as exempt-interest dividends are treated as interest excludable from shareholders' gross income for federal income tax purposes but may be taxable for federal alternative minimum tax purposes and for state and local purposes. If the Fund intends to be qualified to pay exempt-interest dividends, the Fund may be limited in its ability to enter into taxable transactions involving forward commitments, repurchase agreements, financial futures and options contracts on financial futures, tax-exempt bond indices and other assets.

Foreign Taxes. When investing in foreign securities the Fund may be liable to foreign governments for taxes relating primarily to investment income or capital gains on foreign securities in the Fund's portfolio. The Fund may in some circumstances be eligible to, and in its discretion may, make an election under the Internal Revenue Code that would allow Fund shareholders who are U.S. citizens or U.S. corporations to claim a foreign tax credit or deduction (but not both) on their U.S. income tax return for their pro rata portion of qualified taxes paid by the Fund to foreign countries in respect of foreign securities held at least a minimum period specified in the Internal Revenue Code. If the Fund makes the election, the amount of each shareholder's distribution reported on the information returns filed by the Fund with the IRS must be increased by the amount of the shareholder's portion of the Fund's foreign tax paid. A shareholder's ability to claim all or a part of a foreign tax credit or deduction in respect of foreign taxes paid by the Fund may be subject to certain limitations imposed by the Internal Revenue Code.

Foreign Currency Transactions. Transactions in foreign currencies, foreign-currency denominated debt securities and certain foreign currency options, future contracts, and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

Financial Products. The Fund's investments in options, futures contracts, hedging transactions, forward contracts, swaps and certain other transactions will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale, short sale and other rules), the effect of which may be to accelerate income to the Fund, defer Fund losses, cause adjustments in the holding periods of Fund securities, convert capital gain into ordinary income and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character distributions to Fund shareholders.

          The Fund's hedging activities (including its transactions, if any, in foreign currencies and foreign currency denominated instruments) are likely to result in a difference between the Fund's book income and taxable income. This difference may cause a portion of the Fund's income distributions to constitute a return of capital or capital gain for tax purposes or require the Fund to make distributions exceeding book income to avoid excise tax liability and to qualify as a regulated investment company.

          Securities loans may or may not be structured in a manner to preserve qualified dividend income treatment on dividends paid with respect to the securities lent. The Fund may receive substitute payments (instead of the dividend) that will not be eligible for treatment as qualified dividend income, taxed at the rate applicable to long-term capital gains.

Securities issued or purchased at a discount. The Fund's investment in securities issued at a discount and certain other obligations will (and investments in securities purchased at a discount may) require the Fund to accrue and distribute income net yet received. In order to generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio that it otherwise would have continued to hold.

Backup Withholding. The Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any individual shareholder who fails to properly furnish the Fund with a correct taxpayer identification number ("TIN"), who has under-reported dividend or interest income, or who fails to certify to the Fund that he or she is not subject to such withholding. The backup withholding tax rate is 28% for amounts paid through 2010. The backup withholding tax rate will be 31% for amounts paid after December 31, 2010.

Other Tax Matters. Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax adviser to determine the suitability of shares of a fund as an investment through such plans and the precise effect of and investment on their particular tax situation.

          Dividends and distributions also may be subject to state and local taxes. Shareholders are urged to consult their tax advisers regarding specific questions as to federal, state, local and, where applicable, foreign taxes.

          The foregoing discussion relates solely to U.S. federal income tax law. Non-U.S. investors should consult their tax advisers concerning the tax consequences of ownership of shares of the Fund, including the certification and filing requirements imposed on foreign investors in order to qualify for exemption from the backup withholding tax rates described above (or a reduced rate of withholding provided by treaty).

          If a shareholder recognizes a loss with respect to the Fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

          The foregoing is a general and abbreviated summary of the applicable provisions of the Code and related regulations currently in effect. For the complete provisions, reference should be made to the pertinent Code sections and regulations. The Code and regulations are subject to change by legislative or administrative actions.

--------------------------------------------------------------------------------
                              FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

          The financial statements and financial highlights for the Fund included in the Fund's 2004 Annual Report, filed with the SEC on December 2, 2004, are incorporated by reference to such reports. The Fund's annual report is available upon request and without charge. The Fund will send a single copy of its annual and semi-annual reports to an address at which more than one shareholder of record with the same last name has indicated that mail is to be delivered. Shareholders may request additional copies of any annual or semi-annual report by telephone at (800) 225-5478 or by writing to the Distributor at: IXIS Asset Management Distributors, L.P., 399 Boylston Street, Boston, Massachusetts 02116. The annual and semi-annual reports are also available on-line at the SEC's website, at www.sec.gov.

--------------------------------------------------------------------------------
                        DESCRIPTION OF SECURITIES RATINGS
--------------------------------------------------------------------------------

The Fund makes use of average portfolio credit quality standards to assist institutional investors whose own investment guidelines limit their investments accordingly. In determining a fund's overall dollar-weighted average quality, unrated securities are treated as if rated, based on the adviser's view of their comparability to rated securities. The Fund's use of average quality criteria is intended to be a guide for those investors whose investment guidelines require that assets be invested according to comparable criteria. Reference to an overall average quality rating for a fund does not mean that all securities held by the Fund will be rated in that category or higher. The Fund's investments may range in quality from securities rated in the lowest category in which the Fund is permitted to invest to securities rated in the highest category (as rated by Moody's or S&P or, if unrated, determined by the adviser to be of comparable quality). The percentage of the Fund's assets invested in securities in a particular rating category will vary. Following is a description of Moody's and S&P's ratings applicable to fixed income securities.

Moody's Investors Service, Inc.

          Corporate and Municipal Bond Ratings

          Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

          Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than with Aaa securities.

          A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

          Baa: Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

          Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

          B: Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

          Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

          Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

          C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

          Moody's bond ratings, where specified, are applicable to financial contracts, senior bank obligations and insurance company senior policyholder and claims obligations with an original maturity in excess of one year. Obligations relying upon support mechanisms such as letter-of-credit and bonds of indemnity are excluded unless explicitly rated. Obligations of a branch of a bank are considered to be domiciled in the country in which the branch is located.

          Unless noted as an exception, Moody's rating on a bank's ability to repay senior obligations extends only to branches located in countries which carry a Moody's Sovereign Rating for Bank Deposits. Such branch obligations are rated at the lower of the bank's rating or Moody's Sovereign Rating for the Bank Deposits for the country in which the branch is located. When the currency in which an obligation is denominated is not the same as the currency of the country in which the obligation is domiciled, Moody's ratings do not incorporate an opinion as to whether payment of the obligation will be affected by the actions of the government controlling the currency of denomination. In addition, risk associated with bilateral conflicts between an investor's home country and either the issuer's home country or the country where an issuer branch is located are not incorporated into Moody's ratings.

          Moody's makes no representation that rated bank obligations or insurance company obligations are exempt from registration under the Securities Act of 1933 or issued in conformity with any other applicable law or regulation. Nor does Moody's represent that any specific bank or insurance company obligation is legally enforceable or a valid senior obligation of a rated issuer.

          Moody's applies numerical modifiers, 1, 2, and 3 in each generic rating classified from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Corporate Short-Term Debt Ratings

          Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

          Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

          PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

          PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

          PRIME-3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

          NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.

Standard & Poor's Ratings Services

          Issue Credit Rating Definitions

          A Standard & Poor's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

          Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

          Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days, including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

          Issue credit ratings are based, in varying degrees, on the following considerations: likelihood of payment - capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; nature of and provisions of the obligation; protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

          The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

Corporate and Municipal Bond Ratings

          Investment Grade

          AAA: An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

          AA: An obligation rated 'AA' differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

          A: An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

          BBB: An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

          Speculative Grade

          Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

          BB: An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

          B: An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

          CCC: An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

          CC: An obligation rated 'CC' is currently highly vulnerable to nonpayment.

          C: A subordinated debt or preferred stock obligation rated 'C' is currently highly vulnerable to nonpayment. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A 'C' also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

          CI: The rating CI is reserved for income bonds on which no interest is being paid.

          D: An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

          Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

          Provisional ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

          r: This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk - such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

          The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

          N.R.: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

          Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

          Commercial Paper Rating Definitions

          A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from A for the highest quality obligations to D for the lowest. These categories are as follows:

          A-1: A short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

          A-2: A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

          A-3: A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

          B: A short-term obligation rated 'B' is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

          C: A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

          D: A short-term obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

          A commercial paper rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to Standard & Poor's by the issuer or obtained from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information.

                                                    Registration Nos. 811-06241
                                                                      333-121113

                                     PART C
                                OTHER INFORMATION
--------------------------------------------------------------------------------

Item 15. Indemnification

Article VIII of the Registrant's Agreement and Declaration of Trust and Article 4 of the Registrant's By-Laws provide for indemnification of its Trustees and officers. The effect of these provisions is to provide indemnification for each of the Registrant's trustees and officers against liabilities and counsel fees reasonably incurred in connection with the defense of any legal proceeding in which such trustee or officer may be involved by reason of being or having been a trustee or officer, except with respect to any matter as to which such trustee or officer shall have been adjudicated not to have acted in good faith and in the reasonable belief that such trustee's or officer's action was in the best interest of the Registrant, and except that no trustee or officer shall be indemnified against any liability to the Registrant or its shareholders to which such trustee or officer otherwise would be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such trustee's or officer's office.

Item 16. Exhibits

(1)  Agreement and Declaration of Trust. (i)
     (a) Amendment No. 1 to Agreement and Declaration of Trust. (ii)

(2)  By-laws. (i)
     (a) Amendment No. 1 to By-Laws. (iii)
     (b) Amendment No. 2 to By-Laws. (iii)

(3)  Voting Trust Agreements.
     Not applicable.

(4)  Form of Agreement and Plan of Reorganization. (iv)

(5)  Instruments Defining Rights of Security Holders.

     Rights of shareholders are described in Article III, Sections 5 of the Agreement and Declaration, which is described in response to Item 16(1) above.

(6)  Investment Advisory Contracts.
     Advisory Agreement between the Registrant, on behalf of the Loomis Sayles Limited Term Government and Agency Fund, and Loomis, Sayles & Company, L.P.
     (v)

(7)  Distribution Agreements and Dealer Agreement.
     (a) Distribution Agreement between Registrant and CDC IXIS Asset Management Distributors, L.P. (v)

     (b) Form of Dealer Agreement. (vi)

(8)  Bonus or Profit Sharing Contracts.
     Not applicable.

(9)  Custodian Agreements.
     Form of Custodian Agreement. (v)

(10) Rule 12b-1 Plans and Rule 18f-3 Plans.
     (a) Amended and Restated Rule 18f-3(d) Plan (vii)
     (b) Amended and Restated 12b-1 Plan for Class A shares of Loomis Sayles Limited Term Government and Agency Fund (iii)
     (c) Distribution and Service Plan for Class B shares of Loomis Sayles Limited Term Government and Agency Fund (v)
     (d) Distribution and Service Plan for Class C shares of Loomis Sayles Limited Term Government and Agency Fund (v)

(11) Opinion and Consent of Counsel as to the legality of the securities being registered.

     (a) Opinion and consent of Ropes & Gray LLP. (vi)

(12) Opinion and Consent of Counsel Relating to Tax Matters and Consequences to Shareholders to be filed by amendment.

(13) Other Material Contracts.
     (a) Transfer Agency and Services Agreement dated February 1, 2003 between the Registrant and IXIS Asset Management Services Company. (ii)
     (b) First Addendum dated September 12, 2003 to Transfer Agency and Services Agreement (v)
     (c) Second Addendum dated January 1, 2004 to Transfer Agency and Services Agreement (vii)
     (d) Administrative Services Agreement dated October 1, 2003, between Registrant on behalf of each series and CDC IXIS Asset Management Services, Inc. (v)
     (e) First Amendment dated July 14, 2004 to Administrative Services Agreement. (iii)

(14) Other Opinions, Appraisals or Rulings.
     Consent of PricewaterhouseCoopers LLP. (vi)

(15) Omitted Financial Statements.

     Not applicable.

(16) Powers of Attorney. (iii)

(17) Additional Exhibits.
     (a) Form of Proxy. (vi)
     (b) CDC Nvest Income Funds Classes A, B, C and Class Y Prospectuses dated February 1, 2004, as supplemented on February 27, 2004, May 3, 2004, June 24, 2004, September 29, 2004, October 1, 2004 and November 23, 2004. (vi)
     (c) Statement of Additional Information Parts I and II of the CDC Nvest Income Funds dated February 1, 2004 as supplemented on July 1, 2004 for
     Part I and May 3, 2004 and July 1, 2004 for Part II. (vi)
     (d) Annual Report to Shareholders of the CDC Nvest Income Funds for the fiscal year ended September 30, 2004. (viii)

----------
(i) Incorporated by reference to the Exhibits to Post-Effective Amendment No. 13 to the Registrant's Registration Statement on Form N-1A under the Securities Act of 1933 filed with the SEC on October 31, 1997.

(ii) Incorporated by reference to the Exhibits to Post-Effective Amendment No. 34 to the Registrant's Registration Statement on Form N-1A under the Securities Act of 1933 filed with the SEC on September 10, 2003.

(iii) Incorporated by reference to the Exhibits to Post-Effective Amendment No. 37 to the Registrant's Registration Statement on Form N-1A under the Securities Act of 1933 filed with the SEC on December 2, 2004.

(iv) Incorporated by reference to Appendix B to the Prospectus/Proxy Statement filed herewith as Part A to this registration statement on Form N-14.

(v) Incorporated by reference to the Exhibits to Post-Effective Amendment No. 35 to the Registrant's Registration Statement on Form N-1A under the Securities Act of 1933 filed with the SEC on November 28, 2003.

(vi) Incorporated by reference to Exhibits to Registration Statement on Form N-14 under the Securities Act of 1933 filed with the SEC on December 9, 2004.

(vii) Incorporated by reference to the Exhibits to Post-Effective Amendment No. 36 to the Registrant's Registration Statement on Form N-1A under the Securities Act of 1933 filed with the SEC on January 28, 2004.

(viii) Incorporated by reference to Form N-CSR for Loomis Sayles Funds II filed on December 2, 2004.

Item 17. Undertakings

(1) Registrant hereby agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) Registrant hereby agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3) Pursuant to the requirements of Form N-14, the undersigned undertakes to file, by post-effective amendment to this registration statement, an opinion of counsel supporting the tax matters and consequences to the shareholders discussed in the Prospectus/Proxy Statement that is part of this registration statement within a reasonable time after receipt of such opinion.

                             LOOMIS SAYLES FUNDS II
                                   SIGNATURES

     As required by the Securities Act of 1933, as amended, the Registrant certifies that it meets all requirements for effectiveness of this post-effective amendment to the Registrant's registration statement on Form N-14 pursuant to the requirements of Rule 485(b) under the Securities Act of 1933, as amended, and has duly caused this post-effective amendment to be signed on behalf of the registrant, in the city of Boston, and the Commonwealth of Massachusetts on the 18th day of January, 2005.

                                        LOOMIS SAYLES FUNDS II


                                        By: /s/ John T. Hailer
                                            ------------------------------------
                                            John T. Hailer
                                            President

     As required by the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated:

Signature                    Title                              Date
---------                    -----                              ----


/s/ Michael C. Kardok
---------------------------
Michael C. Kardok            Treasurer                          January 18, 2005


/s/ GRAHAM T. ALLISON, JR.*
---------------------------
Graham T. Allison, Jr.       Trustee                            January 18, 2005


/s/ EDWARD A. BENJAMIN*
---------------------------
Edward A. Benjamin           Trustee                            January 18, 2005


/s/ ROBERT BLANDING*
---------------------------
Robert Blanding              Trustee; Chief Executive Officer   January 18, 2005


/s/ DANIEL M. CAIN*
---------------------------
Daniel M. Cain               Trustee                            January 18, 2005


/s/ PAUL G. CHENAULT*
---------------------------
Paul G. Chenault             Trustee                            January 18, 2005


/s/ KENNETH J. COWAN*
---------------------------
Kenneth J. Cowan             Trustee                            January 18, 2005


/s/ RICHARD DARMAN*
---------------------------
Richard Darman               Trustee                            January 18, 2005


/s/ JOHN T. HAILER*
---------------------------
John T. Hailer               Trustee; President                 January 18, 2005


/s/ SANDRA O. MOOSE*
---------------------------
Sandra O. Moose              Trustee                            January 18, 2005


/s/ JOHN A. SHANE*
---------------------------
John A. Shane                Trustee                            January 18, 2005


                                        *By: /s/ Coleen Downs Dinneen
                                             -----------------------------------
                                             Coleen Downs Dinneen
                                             Attorney-In-Fact**
                                             January 18, 2005

** Powers of Attorney are incorporated by reference to the Exhibit to Post-Effective Amendment No. 37 to the Registrant's Registration Statement on Form N-1A under the Securities Act filed with the SEC on December 2, 2004.